GUGGENHEIM STRATEGY FUNDS TRUST

Guggenheim Strategy Fund II

702 King Farm Boulevard, Suite 200

Rockville, Maryland 20850

April 17, 2026

Dear Shareholder:

On behalf of the Board of Trustees (the “Board”) of Guggenheim Strategy Funds Trust (the “Trust”), we are pleased to invite you to a special meeting of shareholders (with any postponements or adjournments, the “Special Meeting”) of Guggenheim Strategy Fund II (the “Acquired Fund”), a series of the Trust. The Special Meeting is scheduled to be held on April 27, 2026, at 10:00 a.m., Central Time, at Guggenheim Partners Investment Management, LLC, located at 227 West Monroe Street, Chicago, Illinois 60606.

At the Special Meeting, shareholders of the Acquired Fund will be asked to vote on: (i) an Agreement and Plan of Reorganization providing for the reorganization of the Acquired Fund with and into a series of Guggenheim Funds Trust that was newly created specifically for the reorganization (the “Reorganization”); and (ii) to transact such other business as may properly come before the Special Meeting.

The Reorganization is discussed in the enclosed combined proxy statement and prospectus (the “Proxy Statement/Prospectus”), which you should read carefully.

The Board recommends that you vote “FOR” the Reorganization.

Your vote is important, regardless of the number of shares of the Acquired Fund you own. Whether or not you expect to attend the Special Meeting in person, please read the Proxy Statement/Prospectus and cast your vote promptly. You may cast your vote by completing, signing and returning the enclosed proxy card by mail in the postage-paid envelope provided or by following the instructions on the proxy card for voting your proxy on the Internet or by touch-tone telephone. It is important that your vote be received no later than 11:59 p.m. ET on April 26, 2026.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

/s/ Brian E. Binder

Brian E. Binder

President and Chief Executive Officer of Guggenheim Strategy Funds Trust

GUGGENHEIM STRATEGY FUNDS TRUST

Guggenheim Strategy Fund II

702 King Farm Boulevard, Suite 200

Rockville, Maryland 20850

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON April 27, 2026

NOTICE IS HEREBY GIVEN THAT a special meeting of shareholders (with any postponements or adjournments, the “Special Meeting”) of Guggenheim Strategy Fund II, a series of Guggenheim Strategy Funds Trust (the “Acquired Fund”), is scheduled to be held on April 27, 2026, at 10:00 a.m., Central Time, at Guggenheim Partners Investment Management, LLC, located at 227 West Monroe Street, Chicago, Illinois 60606, to consider and vote on the following proposals:

1)	To approve an Agreement and Plan of Reorganization providing for the reorganization of Guggenheim Strategy Fund II into Guggenheim Ultra Short Income ETF; and

2)	To transact such other business as may properly come before the Special Meeting.

The Reorganization would involve the transfer of the assets of the Acquired Fund to a series of Guggenheim Funds Trust, as listed above (the “Acquiring Fund”), in exchange for the assumption by the Acquiring Fund of all liabilities of the Acquired Fund and the distribution to the shareholders of the Acquired Fund of shares of the Acquiring Fund having an aggregate net asset value equal to those of the Acquired Fund upon the closing date of the Reorganization, minus cash received in lieu of fractional shares of the Acquiring Fund, if any, in complete liquidation of the Acquired Fund. If the Reorganization takes place, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund.

The Reorganization is subject to the completion of certain other conditions as further discussed in the enclosed combined proxy statement and prospectus (the “Proxy Statement/Prospectus”).

Please read the enclosed Proxy Statement/Prospectus carefully for information concerning the Reorganization.

The Board of Trustees of Guggenheim Strategy Funds Trust recommends that you vote “FOR” the Reorganization.

Shareholders of record of the Acquired Fund as of the close of business on March 2, 2026, are entitled to notice of, and to vote at, the Special Meeting. Regardless of whether you plan to attend the Special Meeting, please complete, sign and return the enclosed proxy card by 11:59 p.m. ET on April 26, 2026. Proxies may be revoked at any time before they are exercised by (i) submitting a revised proxy card; (ii) by giving written notice of revocation to the Secretary of Guggenheim Strategy Funds Trust; (iii) online or by phone in the same manner used for authorizing the proxy to act or (iv) by voting in person at the Special Meeting.

By Order of the Board of Trustees of Guggenheim Strategy Funds Trust,

/s/ Brian E. Binder

Brian E. Binder

President and Chief Executive Officer of Guggenheim Strategy Funds Trust

COMBINED PROXY STATEMENT/PROSPECTUS

DATED APRIL 17, 2026

PROXY STATEMENT FOR

GUGGENHEIM STRATEGY FUND II

(a series of Guggenheim Strategy Funds Trust)

702 King Farm Boulevard, Suite 200

Rockville, Maryland 20850

(301) 296-5100

PROSPECTUS FOR

GUGGENHEIM ULTRA SHORT INCOME ETF

(a series of Guggenheim Funds Trust)

702 King Farm Boulevard, Suite 200

Rockville, Maryland 20850

(301) 296-5100

This Proxy Statement/Prospectus is being furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees (the “Board”) of Guggenheim Strategy Funds Trust (the “Trust”), in connection with the special meeting of shareholders (with any postponements or adjournments, the “Special Meeting”) of Guggenheim Strategy Fund II (the “Acquired Fund”), a series of the Trust. The Special Meeting is scheduled to be held on April 27, 2026, at 10:00 a.m., Central Time, at Guggenheim Partners Investment Management, LLC, located at 227 West Monroe Street, Chicago, Illinois 60606, and if the Special Meeting is adjourned or postponed, any adjournments or postponements of the Special Meeting will also be held at such location.

Shareholders of record of the Acquired Fund at the close of business on March 2, 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting. This Proxy Statement/Prospectus, proxy card and accompanying Notice of Special Meeting of Shareholders will be first sent or given to shareholders of the Acquired Fund on or about April 17, 2026.

At the Special Meeting, shareholders will be asked to consider and vote on the following proposals:

1)	To approve an Agreement and Plan of Reorganization providing for the reorganization of Guggenheim Strategy Fund II into Guggenheim Ultra Short Income ETF (the “Acquiring Fund”); and

2)	To transact such other business as may properly come before the Special Meeting.

The Acquiring Fund is a newly-created series of Guggenheim Funds Trust and will not commence investment operations until the consummation of the Reorganization. Each of the Acquired Fund and the Acquiring Fund is a series of a Delaware statutory trust that is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The investment objective of the Acquired Fund is identical to the investment objective of the Acquiring Fund. The Acquiring Fund will be managed in a similar manner as the Acquired Fund and their principal investment strategies and principal risks are substantially similar to each other, with the exception of the Funds’ diversification classification and certain key differences, as outlined below. In addition, the Acquiring Fund will operate as an exchange-traded fund, and its shares will be listed for trading on NYSE Arca, Inc. Reports, proxy materials and other information concerning the Acquiring Fund will be available for inspection at NYSE Arca, Inc. For more information, see “Comparison of the Acquired Fund and the Acquiring Fund” below. The Acquiring Fund and the Acquired Fund may be referred to together as the “Funds.”

If shareholders of the Acquired Fund approve the Reorganization and other necessary conditions to the Reorganization are met, a shareholder of the Acquired Fund would receive shares of the Acquiring Fund equal in value to the shares of the Acquired Fund held by that shareholder as of the close of business of the New York Stock Exchange, usually 4:00 p.m. Eastern time, on the closing day of the Reorganization and a cash payment in lieu of fractional shares of the Acquiring Fund, which cash payment will be taxable for taxable shareholders.

You are being asked to consider and vote on an Agreement and Plan of Reorganization for the Acquired Fund (the “Reorganization Agreement”) pursuant to which a Reorganization would be accomplished. This Proxy Statement/Prospectus sets forth concisely the information shareholders of the Acquired Fund should know before voting on the Reorganization and constitutes an offering of the shares of the Acquiring Fund being issued in the Reorganization. Please read it carefully and retain it for future reference.

Guggenheim Family of Funds Investments in the Acquired Fund. Other funds in the Guggenheim Family of Funds (as defined below) are shareholders of record of, and own shares with voting rights of, the Acquired Fund. The independent board members of those funds have approved the vote of their shares in favor of the proposal. Accordingly, it is expected that the proposal will be approved by shareholders. The Guggenheim Family of Funds includes series of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Rydex Series Funds, Rydex Dynamic Funds, and Rydex Variable Trust.

The following documents containing additional information about the Acquired Fund and Acquiring Fund, each having been filed with the U.S. Securities and Exchange Commission (“SEC”), are incorporated by reference into (legally considered to be part of) this Proxy Statement/Prospectus:

•	The Statement of Additional Information dated April 17, 2026, relating to this Proxy Statement/Prospectus;

•	Prospectus for the Acquired Fund, dated January 28, 2026, as may be supplemented (1940 Act File No. 811-22946; Accession Number 0001193125-26-027256);

•	Statement of Additional Information of the Acquired Fund, dated January 28, 2026, as may be supplemented (1940 Act File No. 811-22946; Accession Number 0001193125-26-027256);

•	Audited financial statements of the Acquired Fund for the period ended September 30, 2025 included in the Fund’s report filed on Form N-CSR (Accession Number 0001398344-25-021351);

The information set forth in Appendix C to this Proxy Statement/Prospectus will apply to the shares issued by the Acquiring Fund in connection with the Reorganization. The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports and other information, including proxy materials, with the SEC.

Additional copies of the foregoing (other than the Statement of Additional Information relating to this Proxy Statement/Prospectus, which is not available on http://www.guggenheiminvestments.com) and any more recent reports filed after the date hereof may be obtained without charge:

for the Acquiring Fund:

By Phone:	800-820-0888
By Mail:	Guggenheim Investments
PO Box 534493
Pittsburgh, PA 15253-4493
By Internet:	http://www.guggenheiminvestments.com

for the Acquired Fund:

By Phone:	800-820-0888
By Mail:	Guggenheim Investments
805 King Farm Boulevard, Suite 600
Rockville, MD 20850

You also may view or obtain these documents from the SEC:

By e-mail:	publicinfo@sec.gov (duplicating fee required)

By Internet:	www.sec.gov

The Board knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, the persons named in the enclosed proxy card intend to vote in accordance with their best judgment.

No person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY

The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus. Shareholders should read the entire Proxy Statement/Prospectus carefully.

The Board, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of Guggenheim Strategy Funds Trust (the “Independent Trustees”), has approved the Reorganization Agreement. The Board of Trustees of Guggenheim Funds Trust also approved the Reorganization Agreement.

Subject to shareholder approval, the Reorganization Agreement provides for:

•	the transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange for shares of beneficial interest of the Acquiring Fund;

•	the assumption by the Acquiring Fund of all liabilities of the Acquired Fund;

•	the distribution of an equal net asset value of shares of the Acquiring Fund to the shareholders of the Acquired Fund; and

•	the complete liquidation of the Acquired Fund.

If shareholders of the Acquired Fund approve the Reorganization and other necessary conditions to the Reorganization are met, the Acquired Fund’s shareholders would become shareholders of the Acquiring Fund. The Reorganization is expected to be effective on April 30, 2026 (the “Closing Date”). The Closing Date is subject to change. Each shareholder of the Acquired Fund will hold, immediately after the close of the Reorganization, shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of shares of the Acquired Fund held by such shareholder as of the close of business on the Closing Date, minus cash received in lieu of fractional shares of the Acquiring Fund, if any.

In considering whether to approve the Reorganization, you should note that:

•

The Acquired Fund and the Acquiring Fund are each an open-end, management investment company registered with the SEC. The Acquiring Fund is a series of Guggenheim Funds Trust, which is organized as a statutory trust under the laws of the State of Delaware. The Acquired Fund is a series of Guggenheim Strategy Funds Trust, which is also organized as a statutory trust under the laws of the State of Delaware. The Acquiring Fund is a newly-created series of Guggenheim Funds Trust and will not commence operations until the consummation of the Reorganization. Although both the Acquired Fund and Acquiring Fund are open-end management investment companies, the Acquiring Fund is operated as an exchange-traded fund (“ETF”) and, therefore, is structurally different from the Acquired Fund in several important aspects:

Acquiring Fund	Acquired Fund
Investors buy or sell shares of an ETF on the secondary market through an exchange	Investors buy or sell shares directly from the fund
Buy and sell orders are processed throughout the day and reflect real time market prices on an exchange	Buy and sell orders are processed once a day using the day’s ending net asset value (“NAV”)

As a result of these structural differences, there are certain benefits associated with an ETF structure, such as secondary market liquidity, increased transparency and the potential for increased tax efficiency. There are, however, certain risks associated with an ETF structure, including the risk that shares of an ETF will trade at market prices that are above (premium to) or below (discount to) NAV, or that an ETF’s “authorized participants” will not engage in creation or redemption transactions which could cause the Acquiring Fund’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting.

•

Shares of the Acquired Fund are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Investments in the Acquired Fund may be made only by certain institutional investors, including investment companies, common or commingled trust funds or other organizations, entities or investors that are “accredited investors” within the meaning of Regulation D under the Securities Act. Conversely, shares of the Acquiring Fund will be registered under the Securities Act, listed for trading on a national securities exchange during the trading day and can be bought and sold throughout the trading day like shares of other publicly traded companies.

•	Guggenheim Partners Investment Management, LLC (“Guggenheim Investments” or the “Investment Manager”) currently serves as the adviser for the Funds.

•	The Acquired Fund’s investment objective is identical to the Acquiring Fund’s investment objective.

•

The Acquired Fund is classified as “diversified” within the meaning of the 1940 Act, whereas the Acquiring Fund is classified as “non-diversified,” which means it may invest a greater proportion of its assets in the securities of one or more issuers and may invest overall in a smaller number of issuers than a diversified fund.

•

The Acquiring Fund will be managed in a similar manner as the Acquired Fund and their principal investment strategies are substantially similar to each other, with the exception of the Funds’ diversification classification, as described above, and certain key differences, as outlined below.

•

The Acquired Fund may invest without limitation in securities listed, traded or dealt in other markets, including emerging and frontier markets, whereas the Acquiring Fund may invest up to 30% of its total assets in securities listed, traded or dealt in other countries, including up to 20% of its total assets in securities listed, traded or dealt in emerging and frontier markets. In addition, the Acquired Fund may invest without limitation in securities denominated in foreign currencies, whereas the Acquiring Fund may invest up to 30% of its total assets in non-U.S. dollar denominated securities.

•

The Acquired Fund may invest up to 20% of its total assets in securities that are rated below investment grade, or if unrated, determined to be of comparable quality by the Investment Manager, whereas the Acquiring Fund may invest up to 5% of its total assets in securities that are rated at the time of purchase below investment grade, or if unrated, determined to be of comparable quality by the Investment Manager.

•	The Acquired Fund’s Investment Manager may determine to sell an instrument to meet redemption requests or to take gains.

•

The Acquired Fund does not pay management fees and is only offered to other Guggenheim Investments-managed funds. The Acquiring Fund will be publicly available and pay a unitary management fee to the Investment Manager in an amount equal to the annual rate of 0.25% of its average daily net assets. The unitary management fee is designed to pay the Acquiring Fund’s ordinary operating expenses and to compensate the Investment Manager for the services it provides to the Fund. Under the Investment Management Agreement, the Investment Manager will pay all of the ordinary operating expenses of the Acquiring Fund, with certain exclusions. The Investment Manager provides additional services to the Acquiring Fund on account of its structure as an ETF. Pursuant to the Investment Manager’s fund of funds expense waiver policy and related contractual agreements, the Investment Manager will waive its advisory fee for funds managed by the Investment Manager or any of its affiliates that invest in the Acquiring Fund in a corresponding amount necessary to offset the proportionate share of any management fee paid by such investing fund.

•

Shares of the Acquiring Fund may be acquired through the Distributor (defined below) or redeemed directly with the Acquiring Fund only in Creation Units or multiples thereof, as discussed in the “Creation and Redemption of Creation Units” section of the Acquiring Fund’s Statement of Additional Information. Only Authorized Participants (“APs”) who have entered into agreements with the Acquiring Fund’s Distributor may engage in creation or redemption transactions directly with the Acquiring Fund. Orders for the purchase of shares of the Acquired Fund will be confirmed at an offering price equal to the NAV per share next determined after receipt and acceptance of the order in proper form by the Transfer Agent, generally as of the close of the New York Stock Exchange (“NYSE”) on that day. The Acquired Fund redeems its shares continuously and investors may redeem their shares of the Acquired Fund on any day that the NYSE is open for business (“Business Day”).

•	The voting rights of shareholders of the Acquired Fund and the Acquiring Fund are identical.

•

Both the Acquired Fund and the Acquiring Fund generally declare and distribute dividends from net investment income to shareholders monthly. Both the Acquired Fund and the Acquiring Fund distribute net capital gains at least annually.

•

The price at which Acquired Fund shareholders buy and sell shares is the NAV. Shares of the Acquiring Fund will be listed for trading on a national securities exchange and can be bought and sold at market prices throughout the trading day like shares of other publicly traded companies.

The principal risks associated with an investment in the Acquired Fund are substantially similar to the principal risks associated with an investment in the Acquiring Fund, with differences due to the differences in the principal investment strategies. The Acquiring Fund is subject to certain principal risks unique to operating as an ETF, including authorized participant risk, cash transaction risk, exchange listing and trading risk and fluctuation of NAV and market price risk. In particular, the Acquiring Fund is subject to the risk that its shares will trade at market prices that are above (premium to) or below (discount to) the Acquiring Fund’s NAV. The Acquiring Fund is also subject to the risk that APs, which are the only entities that are permitted to engage in creation or redemption transactions directly with the Acquiring Fund, do not engage in such transactions, which could cause the Acquiring Fund’s shares to trade at a larger premium or discount to the Acquiring Fund’s NAV and possibly result in trading halts and/or delisting. See “Principal Risks” in this Proxy Statement/Prospectus for more information.

The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”); accordingly, neither the Acquired Fund nor its shareholders, nor the Acquiring Fund nor its shareholders, are expected to recognize any gain or loss for U.S. federal income tax purposes from the Reorganization.

BACKGROUND AND REASONS FOR THE REORGANIZATION

Guggenheim Investments proposed the Reorganization because it believes that it is in the best interests of the Acquired Fund and the Acquiring Fund. Guggenheim Investments believes that reorganizing the Acquired Fund into an ETF with a similar investment strategy will expand the universe of potential investors, thereby potentially increasing scale, and will provide current shareholders with additional trading flexibility, increased portfolio holdings transparency and the potential for increased tax efficiency. In addition, Guggenheim Investments believes the Acquiring Fund and potential future investors may benefit from the existing investment portfolio and established track record of the Acquired Fund, thus potentially achieving efficiencies more quickly and leading to greater market interest and liquidity.

After exploring alternatives to the Reorganization in seeking to offer an ultra short income investment strategy in an ETF, Guggenheim Investments recommended to the Board, and the Board approved, subject to shareholder approval, the Reorganization. This recommendation was made, in part, because of Guggenheim Investments’ belief that the ultra short income investment strategy, which is similar to the investment strategy pursued by the Acquired Fund, is a marketable and in-demand strategy to offer through a publicly-available, registered fund that will operate as an ETF, such as the Acquiring Fund. The Acquiring Fund has no operating history or outside investors and has been created for the purpose of the Reorganization.

The Reorganization would be, in effect, substantially equivalent to converting the Acquired Fund into a publicly-available, registered fund that will operate as an ETF. The Reorganization may offer the potential to benefit both current shareholders in the Acquired Fund and potential future investors in the Acquiring Fund. For example, the Acquiring Fund will assume the performance history of the Acquired Fund following the Reorganization, as the Acquiring Fund essentially will be a continuation of the Acquired Fund in a different type of investment vehicle (an ETF). Current shareholders in the Acquired Fund, which are other Guggenheim Investments-managed funds that have invested in the Acquired Fund via private placements, may derive the benefits noted above associated with an ETF structure. In addition, potential future investors in the Acquiring Fund may benefit from an ETF that has an operating history and has an existing larger portfolio than a completely new offering, thus potentially achieving additional efficiencies more quickly and leading to greater market interest and liquidity. Although shareholders would derive many of the same potential benefits if the transaction were structured as a conversion as opposed to a Reorganization, a conversion would require steps to implement the necessary service provider and structural arrangements to begin operating the Acquired Fund as an ETF, which is more efficiently done by setting up a separate fund and effecting the Reorganization.

THE BOARD RECOMMENDS SHAREHOLDERS VOTE FOR THE REORGANIZATION AGREEMENT

After considering the proposed Reorganization over the course of two Board meetings held on February 9, 2026 and February 25-26, 2026 (the “Meetings”), based on various reports and materials provided by Guggenheim Investments and legal counsels to the Funds, the Board, including the Independent Trustees, determined that participation in the Reorganization was in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Acquired Fund and the Acquiring Fund (if any) will not be diluted as a result of the Reorganization. In making these determinations, the Board considered information with respect to the potential benefits of the Reorganization to the Acquired Fund and its shareholders, including that the Acquired Fund may benefit from its effective conversion into a publicly-available fund that will operate as an ETF, as well as the potential benefits of the Reorganization to the Acquiring Fund and its potential future investors, including that the Acquiring Fund may benefit from an existing portfolio with an established track record. In addition, the Board considered that the Reorganization is designed as a tax-free reorganization into the Acquiring Fund with a similar portfolio management team, the same investment objective, similar principal investment strategies and risks, similar management and similar portfolio investments at the time of the Reorganization. In addition to the factors noted above, the Board considered that, although the Acquiring Fund will pay a unitary management fee to Guggenheim Investments, while the Acquired Fund does not pay a management fee to Guggenheim Investments in return for investment management services, those other Guggenheim Investments-managed funds (i.e., current shareholders of the Acquired Fund) that will invest in the Acquiring Fund will not ultimately bear the unitary management fee, as Guggenheim Investments will waive its advisory fee charged to those funds in a corresponding amount pursuant to its funds of funds expense waiver policy and related contractual agreements. The Board recommends that shareholders of the Acquired Fund vote FOR the Reorganization Agreement.

Please see “Factors Considered by the Board in Approving the Reorganization Agreement” in the section titled “INFORMATION ABOUT THE REORGANIZATION” in this Proxy Statement/Prospectus for more information regarding the Board’s considerations.

PROPOSAL

Approval of the Reorganization Agreement providing for the Reorganization of Guggenheim Strategy Fund II into Guggenheim Ultra Short Income ETF

COMPARISON OF THE ACQUIRED FUND AND THE ACQUIRING FUND

Comparison of Investment Objectives

The investment objective of each Fund is non-fundamental and may be changed without shareholder approval.

The Acquired Fund’s and Acquiring Fund’s investment objectives are identical, as shown below.

Acquired Fund	Acquiring Fund
The Fund seeks a high level of income consistent with the preservation of capital.	The Fund seeks a high level of income consistent with the preservation of capital.

Comparison of Principal Investment Strategies

The Funds have substantially similar principal investment strategies, with the exception of the Funds’ diversification classification. Both Funds provide exposure primarily to investment-grade debt securities and similar instruments while maintaining a low duration profile. However, there are certain key differences, as outlined below.

•

The Acquired Fund may invest without limitation in securities listed, traded or dealt in other markets, including emerging and frontier markets, whereas the Acquiring Fund may invest up to 30% of its total assets in securities listed, traded or dealt in other countries, including up to 20% of its total assets in securities listed, traded or dealt in emerging and frontier markets. In addition, the Acquired Fund may invest without limitation in securities denominated in foreign currencies, whereas the Acquiring Fund may invest up to 30% of its total assets in non-U.S. dollar denominated securities.

•

The Acquired Fund may invest up to 20% of its total assets in securities that are rated below investment grade, or if unrated, determined to be of comparable quality by the Investment Manager, whereas the Acquiring Fund may invest up to 5% of its total assets in securities that are rated at the time of purchase below investment grade, or if unrated, determined to be of comparable quality by the Investment Manager.

•	The Acquired Fund’s Investment Manager may determine to sell an instrument to meet redemption requests or to take gains.

In addition, the Acquired Fund is classified as “diversified” within the meaning of the 1940 Act, whereas the Acquiring Fund is classified as “non-diversified,” which means it may invest a greater proportion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund.

The principal investment strategies of each Fund are as follows:

Acquired Fund	Acquiring Fund

The Fund intends to pursue its investment objective by investing primarily in a diversified portfolio of investment-grade debt securities and similar instruments while maintaining a low duration portfolio (i.e., a duration normally not exceeding one year).

The Fund’s investments will include: debt securities; financial instruments that are expected to perform similarly to debt securities and investment vehicles that provide exposure to debt securities; and debt-like securities, including individual securities, investment vehicles and derivatives giving exposure to (i.e., with economic characteristics similar to) debt securities or other similar instruments or debt security markets. The Fund may seek to obtain exposure to the securities in which it primarily invests through a variety of investment vehicles, principally

The Fund intends to pursue its investment objective by investing primarily in a diversified portfolio of investment-grade debt securities and similar instruments while maintaining a low duration portfolio (i.e., a duration normally not exceeding one year). The Fund is not a money market fund and does not seek to maintain a stable net asset value (“NAV”) of $1.00 per share.

The Fund’s investments will include: debt securities; financial instruments that are expected to perform similarly to debt securities and investment vehicles that provide exposure to debt securities; and debt-like securities, including individual securities, investment vehicles and derivatives giving exposure to (i.e., with economic characteristics similar to) debt securities or other similar instruments or debt security markets. The Fund may seek to obtain exposure to the securities in which it primarily

Acquired Fund	Acquiring Fund

closed-end funds, exchange-traded funds (“ETFs”) and other funds, including those advised by the Investment Manager or its affiliates.

Debt securities and instruments in which the Fund may invest include corporate bonds and other corporate debt securities, securities issued by the U.S. government or its agencies and instrumentalities (including those not backed by the full faith and credit of the U.S. government), sovereign debt securities, Eurodollar bonds and obligations, agency and non-agency mortgage-backed and other asset-backed securities, participations in and assignments of bank and bridge loans, commercial paper (including asset-backed commercial paper), zero-coupon bonds, municipal bonds, payment-in-kind securities (such as payment-in-kind bonds), convertible securities, non-registered or restricted securities (including those issued in reliance on Rule 144A and Regulation S securities) and step-up securities (such as step-up bonds). These securities may pay fixed or variable rates of interest. The Fund may also invest in preferred stock and preferred debt securities. Although the Fund will principally invest in debt securities listed, traded or dealt in developed markets, it may also invest without limitation in securities listed, traded or dealt in other markets, including emerging and frontier markets. Such securities may be denominated in foreign currencies.

Although the Fund will invest predominantly in investment grade debt instruments, up to 20% of the Fund’s total assets may be invested in securities that are rated below investment grade (also known as “high yield securities” or, “junk bonds”) or if unrated, determined by the Investment Manager to be of comparable quality. If nationally recognized statistical rating organizations assign different ratings to a security, the Fund will use the higher rating for purposes of determining the security’s credit quality.

The Fund may invest in repurchase agreements, which are fixed-income securities in the form of agreements backed by collateral. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of securities from the selling institution (such as a bank or a broker-dealer), coupled with the agreement that the selling institution will repurchase the underlying securities at a specified price and at a fixed time in the future (or on demand). The Fund may accept a wide variety of underlying securities as collateral for the repurchase agreements entered into by the Fund. Such collateral may include U.S. government securities, corporate obligations, equity securities, municipal debt securities, asset- and mortgage-backed securities (“MBS”), convertible securities and other fixed income securities or a combination thereof. Any such securities serving as collateral are marked-to-market daily in order to maintain full collateralization (typically purchase price plus accrued interest).

With respect to MBS and other asset-backed securities, the Fund may invest in MBS issued or guaranteed by federal agencies and/or U.S. government sponsored instrumentalities, such as the Government National Mortgage Administration, the Federal Housing Administration, the Federal National Mortgage

invests through a variety of investment vehicles, principally closed-end funds, exchange-traded funds (“ETFs”) and mutual funds, including those advised by the Investment Manager or its affiliates.

Debt securities and instruments in which the Fund may invest include corporate bonds and other corporate debt securities, securities issued by the U.S. government or its agencies and instrumentalities (including those not backed by the full faith and credit of the U.S. government), sovereign debt securities, Eurodollar bonds and obligations, agency and non-agency mortgage-backed and other asset-backed securities, participations in and assignments of bank and bridge loans, commercial paper (including asset-backed commercial paper), zero-coupon bonds, municipal bonds, payment-in-kind securities (such as payment-in-kind bonds), convertible securities, non-registered or restricted securities (including those issued in reliance on Rule 144A and Regulation S securities) and step-up securities (such as step-up bonds). These securities may pay fixed or variable rates of interest. The Fund may also invest in preferred stock and preferred debt securities. Although the Fund will principally invest in debt securities listed, traded or dealt in the U.S., it may also invest up to 30% of its total assets in securities listed, traded or dealt in other countries, including up to 20% of its total assets in securities listed, traded or dealt in emerging and frontier markets. The Fund may invest up to 30% of its total assets in non-U.S. dollar denominated securities.

Although the Fund will invest predominantly in investment grade debt instruments, up to 5% of the Fund’s total assets may be invested in securities that are rated at the time of purchase below investment grade (also known as “high yield securities” or “junk bonds”), or if unrated, determined to be of comparable quality by Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the “Investment Manager”). If nationally recognized statistical rating organizations assign different ratings to a security, the Fund will use the higher rating for purposes of determining the security’s credit quality.

The Fund may invest in repurchase agreements, which are fixed-income securities in the form of agreements backed by collateral. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of securities from the selling institution (such as a bank or a broker-dealer), coupled with the agreement that the selling institution will repurchase the underlying securities at a specified price and at a fixed time in the future (or on demand). The Fund may accept a wide variety of underlying securities as collateral for the repurchase agreements entered into by the Fund. Such collateral may include U.S. government securities, corporate obligations, equity securities, municipal debt securities, asset- and mortgage-backed securities, convertible securities and other fixed income securities or a combination thereof. Any such securities serving as collateral are marked-to-market daily in order to maintain full collateralization (typically purchase price plus accrued interest).

Acquired Fund	Acquiring Fund

Association and the Federal Home Loan Mortgage Corporation. In addition to securities issued or guaranteed by such agencies or instrumentalities, the Fund may invest in MBS or other asset-backed securities issued or guaranteed by private issuers. The MBS in which the Fund may invest may also include residential MBS, collateralized mortgage obligations and commercial MBS. The other asset-backed securities in which the Fund may invest include collateralized debt obligations (“CDOs”). CDOs include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), commercial real estate CDOs and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or if unrated, determined by the Investment Manager to be of comparable quality.

With respect to bank loans, the Fund may purchase participations in, or assignments of, floating rate bank loans that may be secured by real estate or other assets or lend directly, joining a lending syndicate. These participations or assignments may be acquired from banks or brokers that have made the loan or members of the lending syndicate.

To seek to enhance the Fund’s debt exposure, hedge against investment risk or increase the Fund’s yield, the Fund may engage in derivative transactions, including: foreign exchange forward contracts; futures on securities, indices, currencies and other investments; SOFR futures; options; interest rate swaps; cross-currency swaps; total return swaps; and credit default swaps. The Fund may engage in derivative transactions for speculative purposes; to seek to enhance total return; to seek to hedge against fluctuations in securities prices, interest rates or currency rates; to seek to change the effective duration of its portfolio; to seek to manage certain investment risks; and/or as a substitute for the purchase or sale of securities or currencies. These transactions may create economic leverage in the Fund. The Fund may seek to obtain market exposure to the instruments in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs, “To Be Announced” (“TBA”) transactions and/or dollar rolls). In a TBA transaction, a seller agrees to deliver MBS to the Fund at a future date, but the seller does not specify the particular security to be delivered. Instead, the Fund agrees to accept any MBS that meets specified terms. The Fund may also engage in securities lending.

The Fund may use leverage to the extent permitted by applicable law by entering into reverse repurchase agreements and borrowing transactions for investment purposes.

The Fund may hold instruments of any duration or maturity but expects, under normal circumstances, to maintain a dollar-weighted average duration of less than one year. Duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average

With respect to mortgage-backed securities (“MBS”) and other asset-backed securities, the Fund may invest in MBS issued or guaranteed by federal agencies and/or U.S. government sponsored instrumentalities, such as the Government National Mortgage Administration, the Federal Housing Administration, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In addition to securities issued or guaranteed by such agencies or instrumentalities, the Fund may invest in MBS or other asset-backed securities issued or guaranteed by private issuers. The MBS in which the Fund may invest also include residential mortgage-backed securities, collateralized mortgage obligations and commercial mortgage-backed securities. The other asset-backed securities in which the Fund may invest include collateralized debt obligations (“CDOs”). CDOs include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), commercial real estate CDOs and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or if unrated, determined by the Investment Manager to be of comparable quality.

With respect to bank loans, the Fund may purchase participations in, or assignments of, floating rate bank loans that may be secured by real estate or other assets or lend directly, joining a lending syndicate. These participations or assignments may be acquired from banks or brokers that have made the loan or members of the lending syndicate.

To seek to enhance the Fund’s debt exposure, hedge against investment risk or increase the Fund’s yield, the Fund may engage in derivatives transactions, including: foreign exchange forward contracts; futures on securities, indices, currencies and other investments; Secured Overnight Financing Rate (“SOFR”) futures; options; interest rate swaps; cross-currency swaps; total return swaps; and credit default swaps. The Fund may engage in derivative transactions for speculative purposes; to seek to enhance total return; to seek to hedge against fluctuations in securities prices, interest rates or currency rates; to seek to change the effective duration of its portfolio; to seek to manage certain investment risks; as a substitute for the purchase or sale of securities or currencies; and/or to obtain or replicate market exposure. These transactions may create economic leverage in the Fund.

The Fund may seek to obtain market exposure to the instruments in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs, “To Be Announced” (“TBA”) transactions and/or dollar rolls). The Fund may use leverage to the extent permitted by applicable law by entering into reverse repurchase agreements and borrowing transactions for investment purposes.

The Fund may hold instruments of any duration or maturity but expects, under normal circumstances, to maintain a dollar-

Acquired Fund	Acquiring Fund

timing of the instrument’s expected principal and interest payments. Duration differs from maturity in that it considers an instrument’s yield, coupon payments, principal payments and call features in addition to the amount of time until the instrument matures. As the value of an instrument changes over time, so will its duration.

The Investment Manager selects securities and other investments for purchase and sale based on intensive credit research involving extensive due diligence on each investment (including the investment’s structure), issuer, region and sector. The Investment Manager also considers macroeconomic outlook and geopolitical issues.

The Investment Manager may determine to sell an instrument for several reasons, including but not limited to the following: (1) to adjust the portfolio’s average maturity or duration, or to shift assets into or out of higher-yielding securities; (2) if a security’s credit rating has been changed, the Investment Manager’s credit outlook has changed, or for other similar reasons; (3) to meet redemption requests; (4) to take gains; or (5) due to relative value. The Fund does not intend to principally invest in defaulted securities, but if a security defaults subsequent to purchase by the Fund, the Investment Manager will determine in its discretion whether to hold or dispose of such security. Under adverse or unstable market conditions or abnormal circumstances (for example, in the event of credit events, where it is deemed opportune to preserve gains or to preserve the relative value of investments or in the case of large cash inflows or anticipated large redemptions), the Fund can make temporary investments that are inconsistent with the Fund’s principal investment strategies and may be unable to pursue or achieve its investment objective.

weighted average duration of generally less than one year. Duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. For example, the NAV per share of a bond fund with an average duration of one year would be expected to fall approximately 1% if interest rates rose by one percentage point. Duration differs from maturity in that it considers an instrument’s yield, coupon payments, principal payments and call features in addition to the amount of time until the instrument matures. As the value of an instrument changes over time, so will its duration.

The Fund follows an actively managed approach that seeks to find a balance between yield and capital preservation. The Investment Manager selects securities and other investments for purchase and sale based on intensive credit research involving extensive due diligence on each investment (including the investment’s structure), issuer, region and sector, and also considers macroeconomic outlook and geopolitical issues.

The Investment Manager may determine to sell an instrument for several reasons, including but not limited to the following: (1) to adjust the portfolio’s average maturity or duration, or to shift assets into or out of higher-yielding securities; (2) if a security’s credit rating has been changed, the Investment Manager’s credit outlook has changed, or for other similar reasons; or (3) due to relative value. The Fund does not intend to principally invest in defaulted securities, but if a security defaults subsequent to purchase by the Fund, the Investment Manager will determine in its discretion whether to hold or dispose of such security. Under adverse or unstable market conditions or abnormal circumstances (for example, in the event of credit events, where it is deemed opportune to preserve gains or to preserve the relative value of investments), the Fund can make temporary investments that are inconsistent with the Fund’s principal investment strategies and may be unable to pursue or achieve its investment objective.

The Fund is a “non-diversified” fund, which means it may invest a greater proportion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund.

Principal Risks

The principal risks associated with an investment in the Acquired Fund are substantially similar to the principal risks associated with an investment in the Acquiring Fund. However, there are several notable differences, mainly attributable to the Acquiring Fund’s operation as an ETF and classification as “non-diversified.” The Acquiring Fund is subject to certain principal risks unique to operating as an ETF, including authorized participant risk, cash transaction risk, exchange listing and trading risk and fluctuation of NAV and market price risk. In particular, the Acquiring Fund is subject to the risk that its shares will trade at market prices that are above (premium to) or below (discount to) the Acquiring Fund’s NAV. The Acquiring Fund is also subject to the risk that “authorized participants,” which are the only entities that are permitted to engage in creation or redemption transactions directly with the Acquiring Fund, do not engage in such transactions, which could cause the Acquiring Fund’s shares to trade at a larger premium or discount to the Acquiring Fund’s NAV and possibly result in trading halts and/or delisting. Following the Reorganization, shareholders may bear certain costs with respect to maintaining brokerage accounts and buying and selling Acquiring Fund shares in the secondary market that shareholders do not experience as shareholders of the Acquired Fund. Additionally, because the Acquiring Fund may effect its creations and redemptions in cash or partially in cash, it may be less tax-efficient than other ETFs that are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests.

The principal risks of each Fund are identified below.

Risk Factor	Both Funds	Acquired Fund Only	Acquiring Fund Only
Asset-Backed Securities Risk	X
Authorized Participant Risk			X
Cash and Cash Equivalents Risk	X
Cash Transaction Risk			X
CLO Manager Risk	X
Collateralized Loan Obligations and Collateralized Debt Obligations Risk	X
Collateralized Mortgage Obligation Risk			X
Commercial Mortgage-Backed Securities Risk	X
Commercial Paper Risk	X
Convertible Securities Risk	X
Counterparty Credit Risk	X
Credit Risk	X
Currency Risk	X
Derivatives Risk	X
Forward Foreign Currency Exchange Contracts Risk	X
Futures Contracts Risk	X
Hybrid Securities		X
Options Risk	X
Swap Agreements Risk	X
Dollar Roll Transaction Risk	X
Emerging and Frontier Markets Risk	X
Exchange Listing and Trading Risk			X
Extension Risk	X
Floating Rate Obligations Risk			X
Fluctuation of NAV and Market Price Risk			X
Foreign Securities and Currency Risk	X
Hedging Risk			X
High Yield and Unrated Securities Risk	X
Increasing Government and Other Public Debt	X
Inflation Risk	X
Interest Rate Risk	X
Changing Fixed-Income Market Conditions	X
Current Fixed-Income and Debt Market Conditions	X
Investment in Investment Vehicles Risk	X
Investment in Loans Risk	X
Large Shareholder Risk	X
Leverage Risk	X
Liquidity and Valuation Risk	X
Management Risk	X
Market Risk	X
Municipal Securities Risk	X
Non-Diversified Fund Risk			X
Non-Money Market Fund Risk			X
Preferred Securities Risk	X
Prepayment Risk	X
Privately Issued Mortgage-Related Securities Risk			X
Private Credit Assets	X
Real Estate Investments Risk	X
Regulatory and Legal Risk	X
Repurchase Agreements and Reverse Repurchase Agreements Risk	X
Residential Mortgage-Backed Securities	X
Restricted Securities Risk	X
Securities Lending Risk	X
Sovereign Debt Risk	X
Special Situation Investments/Securities in Default Risk		X
To Be Announced (“TBA”) Transactions Risk	X

U.S. Government Securities Risk	X
When Issued, Forward Commitment and Delayed-Delivery Transactions Risk	X
Zero Coupon and Payment-In-Kind Securities Risk	X
Cyber Security, Market Disruptions and Operational Risk		X
Redemption Risk		X

Although the principal risks of each Fund are substantially similar, each Fund may use different terminology to describe the principal risks applicable to such Fund’s principal investment strategy. The actual risks of investing in each Fund depend on the investments held in the Fund’s portfolio and on market conditions, both of which change over time. The principal risks for the Acquiring Fund are set forth below. The principal risks for the Acquired Fund are set forth in Appendix B.

As with any investment, there is a risk that you could lose money by investing in the Acquiring Fund. The success of the Acquiring Fund’s investment strategy depends upon Guggenheim Investments’ skill in selecting securities for purchase and sale by the Acquiring Fund, and there is no assurance that the Acquiring Fund will achieve its investment objective. Because of the types of securities in which the Acquiring Fund invests and the investment techniques Guggenheim Investments uses, the Acquiring Fund is designed for investors who are investing for the long term. The Acquiring Fund may not be appropriate for use as a complete investment program. The following risks reflect only the risks that the Acquiring Fund deems principal to its investments and do not reflect all risks to which the Acquiring Fund may be subject.

Asset-Backed Securities Risk—The Acquiring Fund may invest in asset-backed securities issued by legal entities that are sponsored by banks, investment banks, other financial institutions or companies, asset management firms or funds and are specifically created for the purpose of issuing such asset-backed securities. Investors in asset-backed securities receive payments that are part interest and part return of principal or certain asset-backed securities may be interest-only securities or principal-only securities. These payments typically depend upon the cash flows generated by an underlying pool of assets and vary based on the rate at which the underlying obligors pay off their liabilities under the underlying assets. The pooled assets provide cash flow to the issuer, which then makes interest and principal payments to investors. As a result, these investments involve the risk, among other risks, that the borrower may default on its obligations backing the asset-backed security and, thus, the value of and interest generated by such investment will decline.

Investments in asset-backed securities are subject to many of the same risks that are applicable to investments in certain other types of securities, including currency risk, high yield and unrated securities risk, leverage risk, prepayment and extension risk and regulatory risk. Asset-backed securities are particularly subject to interest rate, market and credit risks and the risk that non-payment on underlying assets will result in a decline in the value of the asset-backed-security. In addition to the general risks (such as interest rate risk, prepayment risk, extension risk, market risk, credit risk and liquidity and valuation risk) associated with credit or debt securities discussed herein, asset-backed securities are subject to additional risks due to their structure. Asset-backed securities are also subject to liquidity and valuation risk and, therefore, may be difficult to value accurately or sell at an advantageous time or price and involve greater transaction costs and wider bid/ask spreads than certain other instruments. In addition, the assets or collateral underlying an asset-backed security may be insufficient or unavailable in the event of a default and enforcing rights with respect to these assets or collateral may be difficult and costly.

With respect to a loan (such as a mortgage) backing asset-backed securities, when an underlying obligor (such as the homeowner) makes a prepayment, an investor in the securities receives a larger portion of its principal investment back, which means that there will be a decrease in interest payments and the investor may not be able to reinvest the principal it receives as a result of such prepayment in a security with a similar risk, return or liquidity profile. During periods of declining interest rates, asset-backed securities are more likely to be called or prepaid (or otherwise paid earlier than expected due to the sale of the underlying property, refinancing, or foreclosure), which may result in the Acquiring Fund having to reinvest proceeds in other investments at a lower interest rate and the loss of any premium paid on the investment. Accordingly, the Acquiring Fund’s ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition to prepayments, the underlying assets owned by an issuer of asset-backed securities are subject to the risk of defaults, and both defaults and prepayments may shorten the securities’ weighted average life and may lower their return, which may adversely affect the Acquiring Fund’s investment in the asset-backed securities.

Loans made to lower quality borrowers, including those of sub-prime quality, may be underlying assets for an asset-backed security. Loans to such borrowers involve a higher risk of default. As a result, values of asset-backed securities backed by lower quality loans are more likely than others to suffer significant declines due to defaults, delays or the perceived risk of defaults or delays.

The value of asset-backed securities backed by sub-prime loans have in the past declined, and may in the future decline, significantly during market downturns. The value of asset-backed securities held by the Acquiring Fund also may change because of actual or perceived changes in the reputation, creditworthiness or financial viability or solvency of the underlying asset obligors, the originators, the servicing agents, the financial institutions, if any, providing credit support, or swap counterparties in the case of synthetic asset-backed securities or the servicing practices of the servicing agent. Issuers of asset-backed securities may also have limited ability to enforce the security interest in the underlying assets and certain asset-backed securities do not have the benefit of a security interest in underlying collateral nor a government guarantee. In addition, the insurer or guarantor (if any) of an asset-backed security may fail to meet their obligations due to, for example, unanticipated legal or administrative challenges in enforcing contracts or because of damage to the collateral securing certain contracts.

Further, credit risk retention requirements for asset-backed securities may increase the costs to originators, securitizers and, in certain cases, asset managers of securitization vehicles in which the Acquiring Fund may invest. Although the impact of these requirements is difficult to measure, certain additional costs may be passed to the Acquiring Fund and the Acquiring Fund’s investments in asset-backed securities may be adversely affected. Domestic or foreign regulatory developments could materially impact the value of the Acquiring Fund’s investment in an asset-backed security, expose the Acquiring Fund to additional costs and require changes to investment practices, thereby adversely affecting the Acquiring Fund’s performance. Other regulatory, legislative or governmental actions may also adversely impact investments in asset-backed securities.

In addition, investments in asset-backed securities entail additional risks relating to the underlying pools of assets, including credit risk, default risk (such as a borrower’s default on its obligation and the default, failure or inadequacy or unavailability of a guarantee, if any, underlying the asset-backed security intended to protect investors in the event of default) and prepayment and extension risk with respect to the underlying pool or individual assets represented in the pool. The underlying assets of an asset-backed security may include, without limitation, residential or commercial mortgages, motor vehicle installment sales or installment loan contracts, leases of various types of real, personal and other property, receivable from credit card agreements and automobile finance agreements, student loans, consumer loans, and income from other income streams, such as income from business loans. Moreover, additional risks relating to investments in asset-backed securities may arise principally because of the type of asset-backed securities in which the Acquiring Fund invests, with such risks primarily associated with the particular assets collateralizing the asset-backed securities (such as their type or nature), the structure of such asset-backed securities, or the tranche or priority of the asset-backed security held by the Acquiring Fund (with junior or equity tranches generally carrying higher levels of risk).

For example, collateralized mortgage obligations (“CMOs”), which are mortgage-backed securities (“MBS”) that are typically collateralized by mortgage loans or mortgage pass-through securities and multi-class pass-through securities, are commonly structured as equity interests in a trust composed of mortgage loans or other MBS. CMOs are usually issued in multiple classes, often referred to as “tranches,” with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. As a result of these and other structural characteristics of CMOs, CMOs may have complex or highly variable prepayment terms, such as companion classes, interest only or principal only payments, inverse floaters and residuals. These investments generally exhibit similar risks to those of MBS but entail greater market, prepayment and liquidity risks than other MBS, and may be more volatile or less liquid than other MBS. CMOs are further subject to certain risks specific to these securities. For example, the average life of CMOs is typically determined using mathematical models that incorporate prepayment and other assumptions that involve estimates of future economic and market conditions, which may prove to be incorrect, particularly in periods of heightened market volatility. Further, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities, resulting in price fluctuations greater than what would be expected from interest rate movements alone. In addition, asset-backed securities backed by aircraft loans and leases may provide the Acquiring Fund with a less effective security interest in the related underlying collateral than do mortgage-related securities and, thus, it is possible that recovery on repossessed collateral might be unavailable or inadequate to support payments on these asset-backed securities. In addition to the risks inherent in asset-backed securities generally, risks associated with aircraft securitizations include but are not limited to risks related to commercial aircraft, the leasing of aircraft by commercial airlines and the commercial aviation industry generally. With respect to any one aircraft, the value of such aircraft can be affected by the particular maintenance and operating history for the aircraft or its components, the model and type of aircraft, the jurisdiction of registration (including legal risks, costs and delays in attempting to repossess and export such aircraft following any default under the related loan or lease) and regulatory risk. With respect to the airline industry generally, economic and public health situations may at times result in widespread travel restrictions and reduced travel demand, which adversely affects the value and liquidity of aircraft securitizations. The Acquiring Fund may invest in these and other types of asset-backed securities that may be developed in the future.

The general effects of inflation on the United States economy can be wide ranging and may be evidenced from time to time by rising interest rates, wages, and costs of consumer goods and necessities. The long-term effects of inflation on the general economy and on any individual obligor are unclear, and in certain cases, rising inflation may affect an obligor’s ability to repay its related loan or obligation, thereby reducing the amount received by the holders of asset-backed securities with respect to such loan. Additionally, increased rates of inflation may negatively affect the value of certain asset-backed securities in the secondary market. In addition, during periods of declining economic conditions, losses on obligations underlying asset-backed securities generally increase.

Mortgage-backed securities generally are classified as either commercial mortgage-backed securities (“CMBS”) or residential mortgage-backed securities (“RMBS”), each of which are subject to certain specific risks. CMBS and RMBS are also subject to risks similar to those associated with investing in real estate, such as the possible decline in the value of (or income generated by) the real estate, variations in rental income, fluctuations in occupancy levels and demand for properties or real estate-related services, changes in interest rates and changes in the availability or terms of mortgages and other financing that may render the sale or refinancing of properties difficult or unattractive. More details with respect to risks associated with investments in real estate are discussed under “Real Estate Investments Risk” below.

MBS, including CMBS and RMBS, are subject to the risks of asset-backed securities generally and are particularly sensitive to credit risk, changes in interest rates and developments in the commercial or residential real estate markets, and the overall market and other economic developments (e.g., a rise in unemployment rate may cause a rise in delinquencies in mortgages underlying mortgage-related securities). For example, changing interest rates tend to adjust the duration of fixed-rate mortgage-backed securities. As a result, a changing interest rate environment can cause the prices of mortgage-backed securities to be increasingly volatile and increase the risk that payments on principal may occur more quickly (or earlier) or slower (or later) than expected, each of which may adversely affect the Acquiring Fund’s holdings of mortgage-backed securities. For example, a rising interest rate environment will generally cause the average life of these securities to extend, which may lock in a below-market interest rate, increase the security’s duration and increase sensitivity to further interest rate changes. This may negatively affect the Acquiring Fund’s returns because the value of the security decreases when principal payments are made later than expected. In addition, because principal payments are made later than expected, the Acquiring Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Acquiring Fund’s positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Rising interest rates generally result in a decline in the value of mortgage-backed securities, such as MBS. In addition, in general, a decline of housing values and other economic developments (such as a rise in unemployment rates or a slowdown in the overall economy) may cause delinquencies or non-payment in mortgages (particularly sub-prime and non-prime mortgages) underlying MBS, which would likely adversely impact the ability of the issuer to make principal and/or interest payments timely or at all to holders of MBS and negatively affect the Acquiring Fund’s investments in such MBS. Income from and values of commercial and residential MBS also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments, as well as reduced demand for properties.

Authorized Participant Risk—The Acquiring Fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the Acquiring Fund’s distributor may engage in creation or redemption transactions directly with the Acquiring Fund. These APs have no obligation to submit creation or redemption orders and, as a result, there is no assurance that an active trading market for the Acquiring Fund’s shares will be established or maintained. This risk may be heightened to the extent that the securities underlying the Acquiring Fund are traded outside of a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be willing or able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Acquiring Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for the Acquiring Fund’s shares, and shares may be more likely to trade at a premium or discount to the Acquiring Fund’s NAV and to face trading halts and/or delisting.

Cash and Cash Equivalents Risk—When the Acquiring Fund’s assets are allocated to cash or cash equivalents, the Acquiring Fund’s potential for gain during a market upswing may be limited or the Acquiring Fund may not participate in the market upswing and there is a possibility that the Acquiring Fund will be unable to keep pace with inflation. Cash equivalents include, among other things, shares in money market funds that invest in short-term, high-quality instruments, the value of which generally are tied to changes in interest rates. Cash equivalents are not guaranteed as to principal or interest, and the Acquiring Fund could lose money through these investments.

Cash Transaction Risk—To the extent the Acquiring Fund effects Creation Unit transactions for cash, rather than in-kind securities, cash purchases may cause the Acquiring Fund to incur portfolio transaction fees or charges or delays in investing the cash that it would otherwise not incur if a purchase was made on an in-kind basis. Because the Acquiring Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds and thereby may recognize a capital gain on such sales, Creation Unit redemption on a cash basis may be less tax-efficient for the Acquiring Fund compared to an in-kind redemption. In addition, Creation Unit redemptions for cash may cause the Acquiring Fund to incur portfolio transaction fees or charges it would not otherwise incur with an in-kind redemption, to the extent such fees or charges are not offset by the redemption transaction fee paid by APs. In addition, the Acquiring Fund’s use of cash transactions may result in wider bid-ask spreads in Fund shares trading in the secondary market as compared to ETFs that transact exclusively on an in-kind basis.

CLO Manager Risk—CLOs are managed by investment advisers independent of the Investment Manager. CLO managers are responsible for selecting, managing and replacing the underlying bank loans within a CLO. CLO managers may have limited operating histories, may be subject to conflicts of interests, including managing the assets of other clients or other investment vehicles, or receiving fees that incentivize maximizing the yield, and indirectly the risk, of a CLO. Adverse developments with respect to a CLO manager, such as personnel and resource constraints, regulatory issues or other developments that may impact the ability and/or performance of the CLO manager, may adversely impact the performance of the CLO securities in which the Acquiring Fund invests.

Collateralized Loan Obligations and Collateralized Debt Obligations Risk—A collateralized loan obligation (“CLO”) is an asset-backed security whose underlying collateral is comprised primarily of commercial loans. Such loans may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, some of which may be below investment grade or equivalent unrated loans. Investments in CLOs carry many of the same risks as investments in loans directly, such as interest rate risk, prepayment risk, extension risk, market risk, credit risk and liquidity and valuation risks, and the risk of default. However, the Acquiring Fund’s investment in CLO securities carries additional risks due to the complex structure and highly leveraged nature of a CLO, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Acquiring Fund may invest in CLO classes that are subordinate to other classes; and (iv) the complex structure of the CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, the Acquiring Fund’s investment in CLO securities will provide it with indirect exposure to the underlying commercial or other loans; this indirect investment structure presents certain risks to the Acquiring Fund. For example, the Acquiring Fund’s interest in CLO securities may be less liquid than the commercial loans held by a CLO; thus, it may be more difficult for the Acquiring Fund to dispose of CLO securities than it would be for the Acquiring Fund to dispose of commercial loans if it held such commercial loans directly. Additionally, CLOs normally charge management fees and administrative expenses, which fees and expenses would be borne by the Acquiring Fund.

CLOs issue classes or “tranches” that vary in risk and yield. The most senior tranches have the lowest yield but the lowest level of risk relative to the other tranches, as they are senior in priority to the more junior tranches with respect to payments made by the CLO. However, it is possible that a senior tranche of a CLO could experience losses, particularly in stressed market conditions, due to defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool, increased sensitivity to defaults due to collateral default, market anticipation of defaults and investor aversion to CLO securities as an asset class. Conversely, the most subordinated tranches, such as equity tranches, have the highest potential yield relative to the other tranches but also the highest level of risk relative to the other tranches, as they are the lowest in the priority of payments. Thus, losses on underlying assets are borne first by the holders of the most subordinate tranche, followed by the second-most subordinated tranche, and so forth. Subordinated tranches, in particular, are not guaranteed by another party. There can be no assurance that distributions on the assets held by the CLO will be sufficient to make any distributions or that the yield on the subordinated tranches will meet the Acquiring Fund’s expectations. Investments in the subordinated tranche of a CLO are generally less liquid than CLO debt tranches and subject to extensive transfer restrictions, and there may be no market for subordinated tranches. Therefore, the Acquiring Fund may be required to hold subordinated tranches for an indefinite period of time or until their stated maturity. A CLO may experience substantial losses attributable to loan defaults or sales of underlying assets at a loss (due to a decline in market value of such assets or otherwise). The Acquiring Fund’s investment in a CLO may decrease in market value or income because of, among other developments, (i) loan defaults or credit impairment; (ii) losses that exceed the subordinate tranches; (iii) an event of default occurring under a CLO, which could lead to acceleration and/or liquidation of the assets at a loss; (iv) market anticipation of defaults; (v) investor aversion to CLO securities as a class; and (vi) poor performance of the CLO’s manager. These risks may be magnified depending on the tranche of CLO securities in which the Acquiring Fund invests. For example, investments in a junior tranche of CLO securities will likely be more sensitive to loan defaults or credit impairment than investments in more senior tranches. Senior tranches are also subject to the risk that junior tranches may disappear, eliminating the protection such junior tranches normally provide more senior tranches.

In addition, newly issued CLOs purchased in the primary market typically experience delayed or extended settlement periods. In the period following such a purchase and prior to settlement these CLOs may be considered less liquid than similar CLOs available in the secondary market. In such circumstances the Acquiring Fund bears a risk of loss if the value of the CLO declines before the settlement date or if the Acquiring Fund is required to sell the CLO prior to settlement. There is also the risk that the security will not be issued or that the counterparty will not meet its obligation, resulting in a loss of the investment opportunity.

Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and are subject to similar risks as CLOs, but are backed by pools of assets that are debt securities rather than commercial loans. Such debt securities typically include bonds, bank loans, other structured finance securities (including other asset-backed securities, securities backed by commercial real estate, and other CLOs) and/or synthetic instruments. CDOs are often highly leveraged, and like CLOs, the risks of investing in CDOs may be magnified depending on the tranche of CDO securities held by the Acquiring Fund. The nature of the risks of CDOs depends largely on the type and quality of the underlying collateral and the tranche of CDOs in which the Acquiring Fund may invest. CDOs collateralized by pools of structured finance securities carry many of the same risks as investing in structured finance securities directly, including losses with respect to the collateral underlying those asset-backed securities. However, in addition to the risk associated with investing in structured finance securities directly, CDOs are exposed to additional layers of risk. For example, because CDOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield, a CDO is exposed to both the risk of defaults associated with the structured finance securities it holds, as well as the risk of defaults on the underlying assets held by the relevant structured finance vehicles. In addition, certain CDOs may not hold their underlying collateral directly, but rather use derivatives such as swaps to create “synthetic” exposure to the collateral pool. Such CDOs are exposed to the risks associated with derivative instruments.

In addition, investments in CLOs and CDOs expose the Acquiring Fund to risks similar to fixed income securities and also will expose the Acquiring Fund to financial leverage and, thus expose the Acquiring Fund to the risks associated with financial leverage (such as higher risk of volatility and magnified financial losses). CLOs, CDOs and their underlying loan obligations are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially subjecting them to increased liquidity risk as compared to other types of investments. As a result, the proceeds from the sale of CLO securities may not be readily available to meet the Acquiring Fund’s redemption or other obligations and the Acquiring Fund may be unable to acquire or dispose of the securities at a price and time that are advantageous to the Acquiring Fund. Further, the complex nature of CLOs and CDOs may lead to disputes with the issuer or other investors and/or unexpected investment results. CLOs and CDOs are also subject to the risk that distributions from the underlying collateral may be inadequate to make interest or other payments and that the underlying collateral may default or decline in value or quality and may be subject to risks associated with investments in high yield, below investment grade and unrated securities. The risks associated with these investments depend in part on the types of collateral underlying the CLO or CDO and the class or tranche in which the Acquiring Fund invests, with certain classes or tranches being subject to heightened risks.

Commercial Mortgage-Backed Securities Risk—CMBS are collateralized by one or more commercial mortgage loans. Banks and other lending institutions typically group the loans into pools and interests in these pools are then sold to investors, allowing the lender to have more money available to loan to other commercial real estate owners. Commercial mortgage loans may be secured, for example, by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings. The value of, and income generated by, investments in CMBS are subject to the risks of asset-backed and mortgage-related securities generally, in particular credit risk and interest rate risk, and the commercial real estate markets and the real estate securing the underlying mortgage loans. Economic downturns, rises in unemployment, tightening lending standards, increased interest and lending rates, developments adverse to the commercial real estate markets, and other developments that limit or reduce the activities of and demand for commercial retail and office spaces (including continued or expanded remote working arrangements) as well as increased maintenance or tenant improvement costs and costs to convert properties for other uses adversely impact these investments. For example, economic decline in the businesses operated by the tenants of office or retail properties may increase the likelihood that the tenants may be unable to pay their rent or that properties may be unable to attract or retain tenants at all or on favorable terms for the commercial real estate owners, resulting in vacancies (potentially for extended periods) and losses. These developments could also result from, among other things, population shifts and other demographic changes, changing tastes and preferences as well as cultural, technological, working or economic and market developments. In addition, changing interest rate environments and associated changes in lending standards and higher refinancing rates may adversely affect the commercial real estate and CMBS markets. Moreover, mortgage-related securities, including CMBS, are subject to (in some cases to a greater extent) general investment, economic, market and/or geopolitical risks that affect general economic conditions and financial markets, such as pandemics, armed conflicts, energy supply or price disruptions, natural disasters and man-made disasters, which may have a significant effect on the underlying commercial mortgage loans and real estate. In addition, adverse developments in the local, regional and national economies affect consumer spending and can have a significant effect on the success of a retail space. Further, increased competition in the market of a retail property through the addition of competing properties nearby can adversely impact the success of a retail property, even if the local, regional and national economies are doing well. Retail properties are also subject to conditions that could negatively affect the retail sector, such as increased unemployment, increased federal income and payroll taxes, increased health care costs, increased state and local taxes, increased real estate taxes, industry slowdowns, lack of availability of consumer credit, weak income growth, increased levels of consumer debt, poor housing market conditions, adverse weather conditions, natural disasters, plant closings, and other factors. Similarly, local real estate conditions, such as an oversupply of, or a reduction in demand for, retail space or retail goods, and the supply and creditworthiness of current and prospective tenants may negatively impact those retail properties. The occurrence of any of the foregoing or similar developments would likely increase the risks associated with these investments, such as the default risk for the properties and loans underlying the CMBS investments, and adversely impact the value of, and income generated by, these investments and the underlying properties or loans. These developments could also result in reduced liquidity for CMBS. CMBS are subject to the risk that the value of, and income generated by, such securities will decline because, among other things, the securities are not issued or guaranteed as to principal or interest by the U.S. government or a government sponsored enterprise and, thus, would be subject to similar risks as non-agency MBS as described below. CMBS often are issued in the form of several different tranches. Depending on their respective seniority, individual tranches are subject to increased (and sometimes different) credit, prepayment and liquidity and valuation risks as compared to other tranches. CMBS are often subject to credit, prepayment and liquidity and valuation risks and may experience greater price volatility than other types of asset-backed securities or MBS. CMBS are also subject to risks associated with investments in asset-backed securities.

Commercial Paper Risk—The value of the Acquiring Fund’s investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Commercial paper is typically repaid with the proceeds from the issuance of new commercial paper. Thus, investments in commercial paper are subject to the risk (commonly referred to as rollover risk) that the issuer will be unable to issue sufficient new commercial paper to meet the repayment obligations under its outstanding commercial paper. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates. As with other debt securities, there is a risk that the issuer of commercial paper will default completely on its obligations. Commercial paper is generally unsecured and, thus, is subject to increased credit risk. The Acquiring Fund may have limited or no recourse against the issuer of commercial paper in the event of default. The Acquiring Fund may invest in commercial paper collateralized by other financial assets, such as asset-backed commercial paper. These securities are exposed not only to the risks relating to commercial paper, but also the risks relating to the collateral.

Convertible Securities Risk—Convertible securities, debt or preferred equity securities convertible into, or exchangeable for, equity securities, are generally preferred stocks and other securities, including fixed-income securities and warrants that are convertible into or exercisable for common stock. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree, and are subject to the risks associated with debt and equity securities, including interest rate, market and issuer risks. For example, if market interest rates rise, the value of a convertible security usually falls. Certain convertible securities may combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Convertible securities may be lower-rated securities subject to greater levels of credit risk. A convertible security may be converted before it would otherwise be most appropriate, which may have an adverse effect on the Acquiring Fund’s ability to achieve its investment objective.

“Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. The Acquiring Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.

Counterparty Credit Risk—Counterparty risk is the risk that a counterparty to Fund transactions (e.g., prime brokerage or securities lending arrangement or derivatives transaction) will be unable or unwilling to perform its contractual obligation to the Acquiring Fund. The Acquiring Fund may invest in financial instruments and derivatives involving counterparties for the purpose of seeking to gain exposure to a particular group of securities, index, asset class or reference asset without actually purchasing those securities or investments, or seeking to hedge a position. Such financial instruments may include, among others, total return, index, interest rate, and credit default swap agreements. The Acquiring Fund may use counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Acquiring Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise meet its contractual obligations. If the counterparty becomes insolvent or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Acquiring Fund, the Acquiring Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, or if exercising contractual rights involves delays or costs for the Acquiring Fund, the value of your shares in the Acquiring Fund may decrease. Such risk is heightened in market environments where interest rates are changing, notably when rates are rising. Counterparty credit risk also includes the related risk of having concentrated exposure to such a counterparty.

The Acquiring Fund bears the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties of the counterparties’ other trading partners or borrowers.

Credit Risk—The Acquiring Fund could lose money if the issuer or guarantor of a debt instrument, a counterparty to a derivatives transaction or other transaction (such as a repurchase agreement or a loan of portfolio securities or other instruments) or other obligor to the Acquiring Fund is unable or unwilling, or perceived (whether by market participants, rating agencies, pricing services or otherwise) to be unable or unwilling, to pay interest or repay principal on time or defaults or otherwise fails to meet its obligations. The risk that such issuer, guarantor or counterparty is less willing or able to do so is heightened during adverse economic conditions and in market environments where interest rates are changing, notably when rates are rising or when refinancing obligations becomes more challenging. If an issuer fails to pay interest, the Acquiring Fund’s income would likely be reduced, and if an issuer fails to repay principal, the value of the instrument and income generated by the instrument likely would fall and the Acquiring Fund could lose money, including potentially the entire value of the investment. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer or guarantor deteriorates. This risk is especially acute with respect to high yield, below investment grade and unrated high risk debt instruments (which also may be known as “junk bonds”), whose issuers are particularly susceptible to fail to meet principal or interest obligations. Issuers of unrated securities, municipal issuers with significant debt services requirements in the near- to mid-term and issuers with less capital and liquidity to absorb additional expenses may have greater credit risk. In addition, under adverse market or economic conditions, an increasing number of issuers may be unprofitable, have little cash on hand and/or are unable to pay the interest owed on their debt obligations and the number of such issuers may increase if demand for their goods and services falls, borrowing costs rise due to governmental action or inaction or other reasons. Also, the issuer, guarantor or counterparty may suffer adverse changes in its financial condition, the value of its assets, prospective earnings or reduced demand for its goods and services or be adversely affected by economic, political, public health or social conditions that could lower the credit quality (or the market’s perception of the credit quality) of the issuer or instrument, guarantor or counterparty, leading to greater volatility in the price of the instrument and in shares of the Acquiring Fund. Although credit quality may not accurately reflect the true credit or liquidity risk of an instrument (e.g. an issuer with a high credit rating may in fact be exposed to heightened levels of credit or liquidity risk), credit quality (and risks) may change over time and a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s value, price volatility and liquidity and make it more difficult for the Acquiring Fund to sell at an advantageous price or time. The risk of the occurrence of these types of events is heightened during adverse economic conditions and in market environments where interest rates are changing, notably when rates are rising. Any applicable limitation on the credit quality of an issuer or instrument in which the Acquiring Fund may invest is applied at the time the Acquiring Fund purchases the instrument. The Acquiring Fund may also be subject to credit spread risk, which is the risk that economic and market conditions, or any actual or perceived credit deterioration, may lead to an increase in credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in the price of an issuer’s securities.

The degree of credit risk depends on the particular instrument, the adequacy or lack of collateral or credit enhancements and the financial condition of the issuer, guarantor (including the guarantor of the collateral or credit enhancement, if any) or counterparty and terms of the obligation, which are often reflected in its credit quality, and may change over time. Credit quality is a measure of the issuer’s expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating is generally regarded as having a very strong capacity with respect to making all payments. An issuer with the second-highest credit rating is generally regarded as having a strong capacity to make all payments, but the degree of safety is somewhat less. An issuer with the lowest credit quality rating may be in default or have extremely poor prospects of making timely payment of interest and principal. Credit ratings assigned by rating agencies are based on a number of factors and subjective judgments and therefore do not necessarily represent an issuer’s actual financial condition or the volatility or liquidity of the security. Although higher-rated securities generally present lower credit risk as compared to lower-rated or unrated securities, an issuer with a higher credit rating may in fact be exposed to heightened levels of credit or liquidity risk. Credit ratings (or average credit risk of a portfolio) may not be an accurate assessment of liquidity or credit risk and do not reflect market risk. Credit ratings are subject to change. The downgrade of the credit rating of a security or of the issuer of a security held by the Acquiring Fund may decrease its value and liquidity, potentially suddenly and significantly. The downgrade of the credit rating of a security or of the issuer of a security held by the Acquiring Fund may decrease its value and liquidity. Measures such as “average credit quality” may not accurately reflect the true credit risk of the Acquiring Fund. This is especially the case if the Acquiring Fund consists of securities with widely varying credit ratings. Therefore, if the Acquiring Fund has an average credit rating that suggests a certain credit quality, the Acquiring Fund may in fact be subject to greater credit risk than the average would suggest. See Appendix A of the Acquiring Fund’s Statement of Additional Information (the “SAI”) for a further discussion of the meaning of the different credit quality ratings.

Investment grade instruments are debt instruments that have been determined by a nationally recognized statistical rating organization to have a medium to high probability of being paid (although there is always a risk of default) or, if unrated, have been determined by the Investment Manager to be of comparable quality. Credit ratings are only opinions of the agencies or organizations issuing them and are not absolute guarantees as to quality. Investment grade instruments are designated “BBB”, “A”, “AA” or “AAA” by Standard & Poor’s Ratings Group, Fitch Investors Service, Inc., DBRS Ltd., Morningstar Credit Ratings, LLC and Kroll Bond Rating Agency, Inc., “Baa”, “A”, “Aa” or “Aaa” by Moody’s Investors Service (“Moody’s”), and “bbb”, “a”, “aa”, or “aaa” by A.M. Best Company, or an equivalent rating by any other nationally recognized statistical rating organization, or have been determined by the Investment Manager to be of comparable quality. If nationally recognized statistical rating organizations assign different ratings to the same instrument, the Acquiring Fund will use the higher rating for purposes of determining the instrument’s credit quality. The Investment Manager’s credit analysis may include evaluating factors such as an issuer’s debt service coverage (i.e., its ability to make interest payments on its debt), the issuer’s cash flow, general economic factors and domestic and global market conditions.

The loans and debt instruments in which the Acquiring Fund may invest include those (i) rated lower than investment grade credit quality, e.g., rated lower than “Baa” category by Moody’s or “BBB” category by Standard & Poor’s Corporation, or have been issued by issuers who have issued other debt instruments which, if rated, would be rated lower than investment grade credit quality or (ii) unrated but the borrowers and their other loans typically are rated below investment grade. Investment decisions will be based largely on the credit risk analysis performed by the Investment Manager and not on rating agency evaluations. This analysis may be difficult to perform. Information about many loans and their issuers generally is not available in the public domain because many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Thus, little public information typically exists about these companies. Generally, however, these issuers are required to provide certain financial information to lenders, and certain information may be available from other participants or agents in the loan marketplace. If the Acquiring Fund purchases an unrated instrument or if the credit quality rating of an instrument declines after purchase, the Acquiring Fund will rely on its analysis of the instrument’s credit risk more heavily than usual.

If an issuer, guarantor or counterparty declares bankruptcy or is declared bankrupt, the Acquiring Fund would be adversely affected in its ability to receive principal or interest owed or otherwise to enforce the financial obligations of the other party. The Acquiring Fund may be subject to increased costs associated with the bankruptcy process and experience losses as a result of the deterioration of the financial condition of the issuer, guarantor or counterparty. The risks to the Acquiring Fund related to such bankruptcies are elevated during periods of adverse markets, economic and similar developments.

Currency Risk—The Acquiring Fund’s direct or indirect exposure to foreign currencies, including through ownership of securities of foreign issuers, subjects the Acquiring Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the value of the holdings of the Acquiring Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad. When the Acquiring Fund seeks exposure to foreign currencies through foreign currency contracts and related transactions, the Acquiring Fund becomes particularly susceptible to foreign currency value fluctuations, which may be sudden and significant, and investment decisions tied to currency markets. In addition, these investments are subject to the risks associated with derivatives and hedging and the impact on the Acquiring Fund of fluctuations in the value of currencies may be magnified. To the extent the Acquiring Fund seeks to hedge currency risk, the Acquiring Fund may incur increased implied transaction costs.

Derivatives Risk—The Acquiring Fund may invest in derivatives, such as swaps, futures contracts and options contracts and other similar instruments described in the Acquiring Fund’s principal investment strategies, to pursue its investment objective and to create economic leverage in the Acquiring Fund; to seek to enhance total return; to seek to hedge against fluctuations in securities prices, interest rates, currency rates, etc.; to seek to change the effective duration of the Acquiring Fund’s portfolio; to seek to manage certain investment risks; as a substitute for the purchase or sale of securities or currencies; and/or to obtain or replicate market exposure. The use of such derivatives exposes the Acquiring Fund to risks in addition to and greater than those associated with investing directly in the instruments underlying those derivatives, including risks relating to leverage, market conditions and market risk, imperfect correlation (imperfect correlations with underlying instruments or the Acquiring Fund’s other portfolio holdings), high price volatility, lack of availability, counterparty credit, illiquidity, valuation, operational and legal restrictions and risk. The use of such derivatives may also expose the Acquiring Fund to the performance of securities that the Acquiring Fund does not own. To the extent the Acquiring Fund engages in derivatives in an attempt to hedge certain exposures or risks, there can be no assurance that the Acquiring Fund’s hedging investments or transactions will be effective. In addition, hedging investments or transactions involve costs and may reduce gains or result in losses, which may adversely affect the Acquiring Fund. The use of derivatives may result in leverage, which may cause the Acquiring Fund to be more volatile and riskier than if it had not been leveraged. Changes in value of a derivative may also create sudden margin delivery or settlement payment obligations for the Acquiring Fund, which can materially affect the performance of the Acquiring Fund and its liquidity and other risk profiles. The skills necessary to successfully execute derivatives strategies may be different from those for more traditional portfolio management techniques, and if the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Use of derivatives may also cause the Acquiring Fund to be subject to additional regulations, which may generate additional costs. These practices also entail transactional expenses and may cause the Acquiring Fund to realize higher amounts of short-term capital gains than if the Acquiring Fund had not engaged in such transactions. The markets for certain derivatives, including those located in certain foreign countries, are relatively new and still developing, which may expose the Acquiring Fund to increased counterparty credit and liquidity risks.

Certain of the derivatives in which the Acquiring Fund invests are traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are complex and often valued subjectively, which exposes the Acquiring Fund to heightened credit, legal, liquidity, mispricing and valuation risks. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Acquiring Fund. In addition, OTC derivative instruments are often highly customized and tailored to meet the needs of the Acquiring Fund and its trading counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. Similar to other privately negotiated contracts, the Acquiring Fund is subject to counterparty credit risk with respect to such derivative contracts. Certain derivatives are subject to mandatory exchange trading and/or clearing, which exposes the Acquiring Fund to the credit risk of the clearing broker or clearinghouse. While exchange trading and central clearing are intended to reduce counterparty credit risk and to increase liquidity, they do not make derivatives transactions risk-free. Certain risks also are specific to the derivatives in which the Acquiring Fund invests.

Forward Foreign Currency Exchange Contracts Risk—A forward foreign currency exchange contract is an OTC obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Forward foreign currency exchange contracts can be used to reduce the Acquiring Fund’s exposure to changes in the value of the currency it will deliver, to shift exposure to foreign currency fluctuations from one currency to another or to increase the Acquiring Fund’s exposure to changes in the value of the currency that it will receive for the duration of the contract. Foreign currency transactions can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict the Acquiring Fund’s ability to enter into foreign currency transactions, force the Acquiring Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Acquiring Fund, any of which may result in a loss to the Acquiring Fund. Also, there have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. A contract to sell a foreign currency would limit any potential gain that might be realized if the value of the currency increases. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Acquiring Fund will engage in such transactions at any given time or from time to time. The Acquiring Fund engaging in forward foreign currency exchange contracts will be subject to counterparty credit risk and any failure to perform by a counterparty could result in a loss to the Acquiring Fund. Such transactions may be physically-settled or cash-settled. In addition, forward foreign currency exchange contracts are frequently short in duration but may be entered into for longer times. Such transactions are also typically entered into bilaterally on the OTC market but may be cleared in some circumstances.

Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement (i.e., payment of the gain or loss on the contract). Futures are often used to manage or hedge risk because they enable an investor to buy or sell an asset in the future at an agreed-upon price. Futures also are used for other reasons, such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities or other instruments; and to adjust portfolio duration. Futures are subject to correlation risk. In addition, there is the risk that the Acquiring Fund may not be able to enter into a closing transaction because of an illiquid market. Futures markets can be highly volatile, and the use of futures may increase the volatility of the Acquiring Fund’s net asset value (“NAV”). Exchanges can limit the number of futures and options that can be held or controlled by the Acquiring Fund or its Investment Manager, thus limiting the ability to implement the Acquiring Fund’s strategies. Futures are also subject to leveraging risk and can be subject to liquidity risk.

Options Risk—The buyer of an option acquires the right, but not the obligation, to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. Options are often used to manage or hedge risk because they enable an investor to buy or sell an asset in the future at an agreed-upon price. Options are also used for other reasons, such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities or other instruments; and to adjust portfolio duration.

Options are subject to correlation risk. The writing and purchasing of options is a highly specialized activity as the successful use of options depends on the Investment Manager’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by the Acquiring Fund or its Investment Manager, thus limiting the ability to implement the Acquiring Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Acquiring Fund are small in relation to the market value of the investments underlying the options, the Acquiring Fund is exposed to the risk that buying and selling put and call options can be more speculative than investing directly in securities.

Swap Agreements Risk—Swap agreements are contracts for periods ranging from one day to more than one year and may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps subject to mandatory central clearing, must be traded on a designated contract market or swap execution facility. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Acquiring Fund may enter into swap agreements, including, but not limited to total return swaps, index swaps, interest rate swaps, municipal market data rate locks, and credit default swaps. The Acquiring Fund may utilize swap agreements in an attempt to gain exposure to certain securities without purchasing those securities to speculate on the movement of such securities or to hedge a position. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, largely due to the fact they could be considered illiquid and many swaps currently trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks and could result in substantial losses to the Acquiring Fund. In addition, the Acquiring Fund may pay fees or incur costs each time it enters into, amends or terminates a swap agreement.

As noted above, certain standardized swaps are subject to mandatory exchange trading and central clearing. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Margin requirements, including minimums, on OTC swaps, which may result in the Acquiring Fund and its counterparties posting higher margin amounts for OTC swaps, could increase the cost of swap transactions to the Acquiring Fund and impose added operational complexity. The Dodd-Frank Act and related regulatory developments require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and the U.S. Securities and Exchange Commission (“SEC”) have defined as “swaps.” In addition, CFTC position limits rules could limit the ability of the Acquiring Fund to place certain trades. It is possible that positions held by the Acquiring Fund may have to be liquidated in order to avoid exceeding such limits. These limitations could adversely affect the operations and performance of the Acquiring Fund.

Dollar Roll Transaction Risk—The Acquiring Fund may enter into dollar roll transactions, in which the Acquiring Fund sells a mortgage-backed or other security for settlement on one date and buys back a substantially similar security (but not the same security) for settlement at a later date. The Acquiring Fund gives up the principal and interest payments on the security, but may invest the sale proceeds, during the “roll period.” When the Acquiring Fund enters into a dollar roll transaction, any fluctuation in the market value of the security transferred or the securities in which the sales proceeds are invested can affect the market value of the Acquiring Fund’s assets, and therefore, the Acquiring Fund’s NAV. Dollar roll transactions may sometimes be considered to be the practical equivalent of borrowing and constitute a form of leverage. Dollar roll transactions also involve the risk that the market value of the securities the Acquiring Fund is required to deliver may decline below the agreed upon repurchase price of those securities. In addition, in the event that the Acquiring Fund’s counterparty becomes insolvent or otherwise unable or unwilling to perform its obligations, the Acquiring Fund’s use of the proceeds may become restricted pending a determination as to whether to enforce the Acquiring Fund’s obligation to purchase the substantially similar securities.

Emerging and Frontier Markets Risk—The Acquiring Fund may invest in securities in emerging markets, which are subject to the risks of investing in foreign securities to a greater degree as well as additional risks. Investing in securities in emerging markets countries generally entails greater risks of loss or inability to achieve the Acquiring Fund’s investment objective than investing in securities in developed markets countries, such as increased economic, political, regulatory or other uncertainties. These risks are elevated at times based on macro-economic and geopolitical conditions, and include: (i) less social, political and economic stability (including the lack or inadequacy of the ability to remedy natural or man-made disasters, such as pandemics or climate change) and potentially more volatile currency exchange rates, currency blockage or transfer restrictions and currency devaluation; (ii) the small size of and lack of development of the markets for such securities, limited access to investments in the event of market closures (including due to local holidays), potentially low or nonexistent volume of trading, and less established financial market operations, which may result in a lack of liquidity, greater price volatility, higher brokerage and other transaction costs and delay in settlements or otherwise less developed settlement systems; (iii) national policies (including sanctions programs or tariffs) which may restrict the Acquiring Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, and trade barriers; (iv) foreign taxation; (v) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available to the Acquiring Fund or impediments to bringing litigation or enforcing judgments) for investment losses and injury to private property, or otherwise less developed legal systems; (vi) confiscation, expropriation and nationalization of private properties; (vii) lower levels of government regulation, which could lead to market manipulation or disruption, and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements and standards, which limit the quality, reliability and availability of financial information, and limited information about issuers and securities; (viii) increased difficulty in valuation of securities in emerging markets; (ix) high rates of inflation for prolonged periods; (x) heightened sensitivity to adverse political (including geopolitical) or social events and conditions affecting the global economy and the region where an emerging market is located compared to developed market securities, which can change suddenly and significantly, and periods of economic, social or political instability; (xi) particular sensitivity to global economic conditions, including adverse effects stemming from recessions, depressions, or other economic crises, or armed conflicts, or reliance on international or other forms of aid, including trade, taxation and development policies; and (xii) heightened risks of war and ethnic, religious and racial conflicts.

To the extent that the economy of an emerging market is particularly dependent on one or a few commodities or industries, any adverse events affecting those particular commodities or industries will negatively impact the profitability of issuers economically tied to that emerging market. In addition, government actions with respect to financial markets and economies in emerging markets or assets and foreign ownership of emerging market companies could adversely affect trading conditions for, and the values of, emerging market securities or otherwise negatively impact investments in such securities. Sovereign debt of emerging countries may be in default or present a greater risk of default, the risk of which is heightened in market environments where interest rates are changing, notably when rates are rising. Such emerging market countries could also subject the Acquiring Fund to greater risk associated with the custody of its securities than developed markets, which may adversely affect the Acquiring Fund. The Acquiring Fund may also be subject to credit spread risk, which is the risk that economic and market conditions, or any actual or perceived credit deterioration, may lead to an increase in credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in the price of an issuer’s securities.

Frontier market countries generally have smaller economies, less developed capital markets, more political and economic instability and weaker legal, financial accounting and regulatory infrastructure than traditional emerging market countries (which themselves have increased investment risk relative to developed market countries) and, as a result, the Acquiring Fund’s exposure to the risks associated with investing in emerging market countries are magnified if the Acquiring Fund invests in frontier market countries. Frontier markets generally have greater market volatility, lower trading volume, less investor participation and greater risk of market shutdown than more developed markets. Many frontier markets may be dependent on foreign aid, foreign trade or commodities. Settlement systems may be less developed and less organized in frontier markets.

Exchange Listing and Trading Risk—Although Fund shares are listed for trading on NYSE Arca, Inc. (the “Exchange”), a national securities exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. The lack of an active market for Fund shares, as well as periods of high volatility, disruptions in the creation/redemption process, or factors affecting the liquidity of the underlying securities held by the Acquiring Fund, may result in the Acquiring Fund’s shares trading at a premium or discount to its NAV.

Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the Acquiring Fund’s listing will continue to be met or will remain unchanged.

A potential investor in the Acquiring Fund will likely also incur the cost of the “spread” (the difference between the bid price and the ask price for a share of the Acquiring Fund). The spread varies over time for a share of the Acquiring Fund. This cost is generally smaller for a fund with significant daily trading volumes and larger for funds with smaller daily trading volumes.

Extension Risk—Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected. In this event, the expected maturity could lengthen as short or intermediate-term instruments become longer-term instruments, which would make the investment more sensitive to changes in interest rates. The likelihood that payments on principal will occur at a slower rate or later than expected is heightened in market environments where interest rates are higher or rising. In addition, the Acquiring Fund’s investment may sharply decrease in value and the Acquiring Fund’s income from the investment may quickly decline. These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Acquiring Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Acquiring Fund to the extent its investments are in lower interest rate debt instruments. Thus, changes in interest rates may cause volatility in the value of and income received from these types of debt instruments.

Floating Rate Obligations Risk—The Acquiring Fund may invest in floating rate obligations with interest rates that reset regularly, maintaining a fixed spread over a stated reference rate. The interest rates on floating rate obligations typically reset quarterly, although rates on some obligations may adjust at other intervals. Unexpected changes in the interest rates on floating rate obligations could result in lower income to the Acquiring Fund. In addition, the secondary market on which floating rate obligations are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate obligations, that there may be restrictions on their transfer, or that the issuer may default. As a result, the Acquiring Fund may be unable to sell floating rate obligations at the desired time or may be able to sell only at a price less than fair market value. In addition, if movements in interest rates are incorrectly anticipated, the Acquiring Fund could lose money, or its NAV could decline by the use of inverse floaters.

Fluctuation of NAV and Market Price Risk—The NAV of the Acquiring Fund’s shares will generally fluctuate with changes in the market value of the Acquiring Fund’s securities holdings. The market prices of the Acquiring Fund’s shares will generally fluctuate in accordance with changes in the Acquiring Fund’s NAV and supply and demand of shares on the Exchange. Volatile market conditions, an absence of trading in shares of the Acquiring Fund, or a high volume of trading in the Acquiring Fund, may result in trading prices in the Acquiring Fund’s shares that differ significantly from the Acquiring Fund’s NAV. Additionally, during a “flash crash,” the market prices of the Acquiring Fund’s shares may decline suddenly and significantly, resulting in Fund shares trading at a substantial discount to NAV. Such a decline may not reflect the performance of the portfolio securities held by the Acquiring Fund. Flash crashes may cause APs and other market makers to limit or cease trading in the Acquiring Fund’s shares for temporary or longer periods, which may result in an increase in the variance between market prices of the Acquiring Fund’s shares and the Acquiring Fund’s NAV. Shareholders could suffer significant losses to the extent that they sell shares at these temporarily low market prices.

It cannot be predicted whether Fund shares will trade below, at or above the Acquiring Fund’s NAV. Further, the securities held by the Acquiring Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing or fixing settlement times, bid-ask spreads and the resulting premium or discount to the Acquiring Fund shares’ NAV is likely to widen. Similarly, the Exchange may be closed at times or days when markets for securities held by the Acquiring Fund are open, which may increase bid-ask spreads and the resulting premium or discount to the Acquiring Fund shares’ NAV when the Exchange re-opens. The Acquiring Fund’s bid-ask spread and the resulting premium or discount to the Acquiring Fund’s NAV may also be impacted by the liquidity of the underlying securities held by the Acquiring Fund, particularly in instances of significant volatility of the underlying securities.

Foreign Securities and Currency Risk—Investing in foreign investments involves certain special, additional and heightened risks that may result in losses to the Acquiring Fund, including, but not limited to: (i) unfavorable changes in currency exchange rates; (ii) unfavorable changes in applicable law and regulations; (iii) adverse political (including geopolitical), social and economic developments; (iv) unreliable, untimely or less publicly available information and less transparency; (v) limited legal recourse; (vi) limited markets; (vii) higher operational expenses and increased transaction, custody and other costs; and (viii) illiquidity and increased volatility. These investments are subject to additional risks, including, but not limited to: differing reporting, accounting, and auditing standards; less investor protections and increased custody risk; nationalization, expropriations or confiscations and other forms of government intervention, or confiscatory or additional taxation; delayed or infrequent settlement of transactions; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; local, regional and global economic volatility and market conditions; political, economic or social instability; or other diplomatic or geopolitical developments, which may include the threat or actual imposition of economic or trade sanctions, restrictions, tariffs or other measures by the U.S. or other governments and supranational organizations, changes in trade policies, or conflicts that may render holdings illiquid or even worthless.

When the United States is a significant trading partner of a foreign country in which the Acquiring Fund may invest or to which the Acquiring Fund may be exposed, such foreign country may be particularly sensitive to changes in U.S. foreign trading policies, including the threat or actual imposition of tariffs, sanctions or other similar measures. These risks are heightened in market conditions where global tension is rising and may even be higher in underdeveloped, emerging or frontier markets. The less developed a country’s securities market is, the greater the level of risks. The U.S. government may renegotiate some of its global trade relationships with foreign governments and may impose or threaten to impose significant tariffs. The threat or actual imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in the U.S. and global investment markets. The Acquiring Fund considers a security to be a foreign security if the issuer is organized under the laws of a foreign country or is a foreign government, or a sub-division or agency of such government, or the security is traded in markets outside the United States. The Acquiring Fund will also be exposed to the risks associated with investing in foreign investments to the extent that the Acquiring Fund invests in issuers with significant exposure (e.g., operations and businesses) to foreign countries and markets.

Economic sanctions or other similar measures may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Acquiring Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Acquiring Fund’s investments in such securities less liquid, less valuable or more difficult to value. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Acquiring Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that have been enacted against Russia and other countries and that may be imposed in the future could vary broadly in scope, and their impact is difficult to accurately predict. For example, the threat or actual imposition of sanctions and other similar measures likely would, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could significantly delay or prevent the settlement of securities transactions or their valuation, and significantly impact the Acquiring Fund’s liquidity and performance. Sanctions and other similar measures may be in place for a substantial period of time and enacted with limited advance notice.

Foreign fixed-income securities may also be negatively affected by rising interest rates, which may cause an increase in funding costs for foreign issuers and make it more difficult for them to service their debt. Rising interest rates, in addition to widening credit spreads, may cause a decline in market liquidity. Foreign investments are normally issued and traded in foreign currencies and may pay income in foreign currencies. As a result, their values may be adversely affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar (or another foreign currency) or by unfavorable currency regulations or restrictions on foreign exchange transitions imposed by foreign governments. If the Acquiring Fund invests in securities issued by foreign issuers, the Acquiring Fund may be subject to these risks even if the investment is denominated in U.S. dollars. This risk may be heightened with respect to issuers whose revenues are principally earned in a foreign currency but whose debt obligations have been issued in U.S. dollars or other hard currencies. Furthermore, the Acquiring Fund may lose money due to losses and/or expenses incurred in converting various currencies to purchase and sell securities valued in currencies other than the U.S. dollar, as well as from currency restrictions, exchange control regulation and/or governmental restrictions that limit or otherwise delay the Acquiring Fund’s ability to convert currencies. Foreign investments may, as is the case with the ongoing Russia-Ukraine conflict, be subject to the risks of seizure or other involvement by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases.

In addition, there may be less publicly available financial and other information about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States and the Acquiring Fund may have limited or no legal recourse with respect to foreign securities. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means the Acquiring Fund may at times be unable to sell its foreign investments at desirable prices. For the same reason, the Acquiring Fund may at times find it difficult to value its foreign investments. Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of the Acquiring Fund.

The Acquiring Fund may also invest in Eurodollar bonds and obligations, which are securities that pay interest and principal in Eurodollars (U.S. dollars held in banks outside the U.S., typically Europe) and are often issued by foreign branches of U.S. banks and by foreign banks. These securities are not registered with the SEC. Eurodollar bonds and obligations are subject to the same types of risks that pertain to domestic issuers, such as income risk, credit risk, market risk, and liquidity risk, as well as risks relating to such non-U.S. country, including the risks associated with foreign investments.

Hedging Risk—The Acquiring Fund may, but is not required to, engage in various investments or transactions that are designed to hedge a position that the Acquiring Fund holds. A hedge is an investment, transaction or strategy designed to reduce the risk and impact of adverse market movements or changes in the price or value of a portfolio security or other investment.

Hedging may be ineffective as a result of unexpected changes in the market, changes in the prices or values of the related instrument, or changes in the correlation of the instrument and the Acquiring Fund’s hedging investment or transaction. Hedging investments or transactions involve costs and may reduce gains or result in losses, which may adversely affect the Acquiring Fund.

High Yield and Unrated Securities Risk—High yield debt securities in the lower rating (higher risk) categories of the recognized rating services are commonly referred to as “junk bonds.” High yield, below investment grade and unrated high risk debt securities are debt securities that have been determined by a rating agency to have a lower probability of being paid and have a credit rating of “BB” category or lower by Standard & Poor’s Corporation and Fitch Investors Service, Inc. or “Ba” category or lower by Moody’s Investors Service or are unrated and have been determined by the Investment Manager to be of comparable quality. High yield securities are often issued by companies that are restructuring, have limited track records of earnings or sale, are smaller and less creditworthy or are more highly leveraged or indebted than other companies or are financially distressed, and therefore they typically have more difficulty making scheduled payments of principal and interest and are more volatile than higher-rated securities of similar maturity.

The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds are regarded as predominantly speculative by certain rating agencies with respect to the issuer’s continuing ability to meet principal and interest payments, and may be more volatile than higher-rated securities of similar maturity. Accordingly, the performance of the Acquiring Fund that invests in such securities and a shareholder’s investment in the Acquiring Fund may be adversely affected if an issuer is unable to pay interest and repay principal, either on time or at all. High yield securities may be subject to greater levels of credit risk and tend to be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time and may involve greater transactions costs and wider bid/ask spreads, than higher-quality bonds. Additionally, issuers of high yield securities may have the right to “call” or redeem the issue prior to its maturity, which could result in the Acquiring Fund having to reinvest in other high yield securities at a lower interest rate or with other less favorable terms. This may be more likely during a declining interest rate environment.

Certain high yield securities may include weaker or less restrictive covenant protections, which would generally permit the borrowers to exercise more flexibility than in the case of high yield securities with stronger or more restrictive covenant protections. For example, a borrower may be able to incur more debt or provide less information to investors. As a result, these high yield securities are often subject to heightened risks. Generally, the risks associated with high yield securities are heightened during times of weakening economic conditions or rising interest rates (particularly for issuers that are highly leveraged). Under unusual or adverse economic, market or political conditions (such as recessions or periods of rising unemployment), high yield securities may be particularly susceptible to default risk and increased default rates.

Investment in lower-medium and lower-rated debt securities involves greater investment risk and the success of such investment is highly dependent on the Investment Manager’s credit analysis. The value of high yield securities is particularly vulnerable to changes in interest rates and a real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These securities may not be listed on an exchange and are often thinly traded or subject to irregular trading and can be more difficult to sell and value accurately than higher-quality securities because there tends to be less public information available about these securities. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire high yield security market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or a change in the market’s perception regarding high yield investments. High yield securities are more sensitive to adverse specific corporate or general market developments and interest rate changes than higher-quality bonds.

During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, or changing interest rates (notably increases), high yield securities are particularly susceptible to credit and default risk (e.g., increased risk of delinquencies, non-payment rates and losses), including risk of loss (which may be substantial or total loss) of income and principal, as delinquencies, non-payment rates and losses could increase, and such increases could be sudden and significant. An economic downturn or individual corporate developments could adversely affect the market for these investments and reduce the Acquiring Fund’s ability to sell these investments at an advantageous time or price. These or similar types of developments could cause high yield securities to lose significant market value, including before a default occurs. This type of volatility is usually associated more with stocks than bonds. In the event of default, the Acquiring Fund may incur additional expenses to seek recovery or to negotiate new terms with a defaulting issuer.

Increasing Government and Other Public Debt—Government and other public debt, including municipal obligations in which the Acquiring Fund invests, can be adversely affected by large and sudden changes in local and global economic conditions that result in increased debt levels. Although high levels of government and other public debt do not necessarily indicate or cause economic problems, high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high debt level may increase market pressures to meet an issuer’s funding needs, which may increase borrowing costs and cause a government or public or municipal entity to issue additional debt, thereby increasing the risk of refinancing. A high debt level also raises concerns that the issuer may be unable or unwilling to repay the principal or interest on its debt, which may adversely impact instruments held by the Acquiring Fund that rely on such payments. Extraordinary governmental and quasi-governmental responses to the economic, market, labor and public health conditions and U.S. and other government policies designed to support the markets may, at times, significantly increase government and other public debt, which heighten these risks and the long term consequences of these actions are not known. Unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns or lead to an increase in inflation or generate or contribute to an economic downturn. The foregoing developments and the associated risks can adversely impact a broad range of instruments and assets in which the Acquiring Fund invests, including those that are not directly related to governmental or municipal issuers, and thus affect Fund performance and risks. Fiscal policies, government spending and deficit reduction plans may adversely affect U.S. global economies and markets.

Inflation Risk—The Acquiring Fund’s investments are subject to inflation risk, which is the risk that the intrinsic value of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the values of the Acquiring Fund’s assets can decline as can the value of the Acquiring Fund’s distributions). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). Therefore, the income generated by debt securities may not keep pace with inflation. The market price of fixed rate debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Acquiring Fund. The risk of inflation is greater for debt instruments with longer maturities and especially those that pay a fixed interest rate. Additionally, actions by governments and central banking authorities can result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, and vice versa, which may adversely affect the Acquiring Fund and its investments.

Interest Rate Risk—Fixed-income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) can be sudden and difficult to forecast and may adversely affect the Acquiring Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments or increase risks associated with such investments, such as credit or default risks. Short-term and long-term interest rates do not necessarily move in the same amount or in the same direction. The impact of interest rate changes on a fixed-income and other debt instrument depends on several factors, notably the instrument’s duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. The value of a debt instrument with a longer duration will generally be more sensitive to interest rate changes than a similar instrument with a shorter duration. Similarly, the longer the average duration (whether positive or negative) of these instruments held by the Acquiring Fund or to which the Acquiring Fund is exposed (i.e., the longer the average portfolio duration of the Acquiring Fund), the more the Acquiring Fund’s share price will likely fluctuate in response to interest rate changes. For example, the NAV per share of a bond fund with an average duration of one year would be expected to fall approximately 1% if interest rates rose by one percentage point.

However, measures such as duration may not accurately reflect the true interest rate sensitivity of instruments held by the Acquiring Fund and, in turn, the Acquiring Fund’s susceptibility to changes in interest rates. Certain fixed-income and debt instruments are subject to the risk that the issuer may exercise its right to redeem (or call) the instrument earlier than anticipated. Although an issuer may call or a borrower may prepay an instrument for a variety of reasons, if an issuer does so during a time of declining interest rates, the Acquiring Fund might have to reinvest the proceeds in an investment offering a lower yield or other less favorable features, and therefore might not benefit from any increase in value as a result of declining interest rates. Interest only or principal only securities and inverse floaters are particularly sensitive to changes in interest rates, which may impact the income generated by the security, its value and other features of the security. The Acquiring Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Instruments with variable or floating interest rates, such as syndicated bank loans, generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Conversely, in a decreasing interest rate environment, these instruments will generally not increase in value and the Acquiring Fund’s investment in instruments with floating interest rates may prevent the Acquiring Fund from taking full advantage of decreasing interest rates in a timely manner. In addition, the income received from such instruments will likely be adversely affected by a decrease in interest rates.

Adjustable rate securities also react to interest rate changes in a similar manner as fixed-rate securities but generally to a lesser degree depending on the characteristics of the security, in particular its reset terms (i.e., the index chosen, frequency of reset and reset caps or floors). During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. These securities also may be subject to limits on the maximum increase in interest rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. These securities may not be subject to limits on downward adjustments of interest rates.

During periods of rising interest rates, issuers of debt securities or asset-backed securities may pay principal later or more slowly than expected, which may reduce the value of the Acquiring Fund’s investment in such securities and may prevent the Acquiring Fund from receiving higher interest rates on proceeds reinvested in other instruments. Please refer to “Extension Risk” for additional information. During periods of falling interest rates, issuers of debt securities or asset-backed securities may pay off debts more quickly or earlier than expected, which could cause the Acquiring Fund to be unable to recoup the full amount of its initial investment and/or cause the Acquiring Fund to reinvest proceeds or matured, traded or called securities in lower-yielding securities, thereby reducing the Acquiring Fund’s yield or otherwise adversely impacting the Acquiring Fund. Please refer to “Prepayment Risk” for additional information.

Certain debt instruments, such as instruments with a negative duration or inverse instruments, are also subject to interest rate risk, although such instruments generally react differently to changes in interest rates than instruments with positive durations. The Acquiring Fund’s investments in these instruments also may be adversely affected by changes in interest rates. For example, the values of instruments with negative durations, such as inverse floaters, generally decrease if interest rates decline. Certain fixed-income and debt instruments, including inverse floaters, interest only securities and principal only securities are especially sensitive to interest rate changes, which may affect the income flows these securities generate as well as their values. Certain of the Acquiring Fund’s investments are subject to inflation risk. Please refer to “Inflation Risk” above for a summary of the associated risks.

A wide variety of factors can cause interest rates or yields of fixed-income and other debt instruments to decline, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. The Federal Reserve has decreased interest rates recently in response to moderated inflation rates. It is difficult to predict how long, and whether, the Federal Reserve’s current stance on interest rates will persist and the impact these actions will have on the economy and the Acquiring Fund’s investments and the markets where they trade. Such actions may have unforeseen consequences and materially affect economic and market conditions, the Acquiring Fund’s investments and the Acquiring Fund’s performance. The Federal Reserve’s (and other central banks’) monetary policy is subject to change at any time and potentially frequently based on a variety of market and economic conditions. Actions by governments and central banking authorities can result in increases or decreases in interest rates.

Changing Fixed-Income Market Conditions—There is a risk that interest rates across the financial system may change, sometimes unpredictably or rapidly, as a result of a variety of factors, such as central bank monetary policies, inflation rates and general economic conditions. Historically high or low interest rates may magnify the Acquiring Fund’s susceptibility to interest rate risk and diminish yield and performance (e.g., during periods of changing interest rates, issuers may be less willing or able to make principal and interest payments on debt securities or may make such payments earlier or later than anticipated; or during periods of very low or negative interest rates, the Acquiring Fund may be unable to maintain positive returns).

Changes in fixed-income or related market conditions, including the potential for changes to interest rates, may expose fixed-income or related markets to heightened volatility and reduced liquidity for Fund investments, which may be difficult to sell at favorable times or prices, causing the value of the Acquiring Fund’s investments and NAV per share to decline. Changing interest rates (particularly a rise in general interest rates), can also result in increased redemptions from the Acquiring Fund. Changing interest rates may also have unpredictable effects on securities markets in general, and may cause economic and financial instability, which would likely directly or indirectly impact the Acquiring Fund’s investments, yield and performance. The impact on fixed income and debt instruments from interest rate changes, regardless of the cause, could be swift and significant, which could result in significant losses for the Acquiring Fund.

Current Fixed-Income and Debt Market Conditions—Fixed-income and debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to the inflation rates in recent periods, governmental authorities have implemented significant fiscal and monetary policy changes, including changing interest rates. These actions present heightened risks, particularly to fixed-income and debt instruments, and such risks could be even further heightened if these actions are ineffective in achieving their desired outcomes or reversed. It is difficult to accurately predict changes in the Federal Reserve’s monetary policies and the effect of any such changes or policies. Certain economic conditions and market environments will expose fixed-income and debt instruments to heightened volatility and reduced liquidity, which can impact the Acquiring Fund’s investments and may negatively impact the Acquiring Fund’s characteristics, which in turn would impact performance or increase redemptions.

The Acquiring Fund investments in derivatives tied to fixed-income or related markets may be more substantially exposed to these risks than a fund that does not invest in such derivatives. To the extent the Acquiring Fund experiences high redemptions because of changes in interest rates, the Acquiring Fund may experience increased portfolio turnover, which will increase the costs that the Acquiring Fund incurs and may lower the Acquiring Fund’s performance, or otherwise adversely affect the Acquiring Fund’s portfolio. The liquidity levels of the Acquiring Fund’s portfolio may also be affected and the Acquiring Fund could be required to sell holdings at disadvantageous times or prices in order to meet redemption orders or other liquidity needs.

Investment in Investment Vehicles Risk—The Acquiring Fund may seek to obtain certain exposure through investments in other investment vehicles. Investments in investment companies or other investment vehicles may include index-based unit investment trusts or other index funds/ETFs and securities of investment companies that are not index-based, including closed-end funds, mutual funds, short-term funds advised by the Investment Manager and/or its affiliates or ETFs and other investment vehicles. Index-based investments sometimes hold substantially all of their assets in securities representing a specific index. The Acquiring Fund may use index-based investments (including ETFs designed to track an index) as a way of managing its cash position, or to maintain liquidity while gaining exposure to the fixed-income markets, or a particular sector of such markets, or to seek to avoid losses in declining market conditions. The Acquiring Fund may invest in index-based investment vehicles for a variety of other reasons, including to obtain exposure to a specific asset class or investment strategy or to seek to enhance return or yield. In addition, an index-based investment vehicle in which the Acquiring Fund invests may not replicate exactly the composition or performance of the index it seeks to track for a number of reasons, such as operating expenses, transaction costs and imperfect correlation of holdings relative to the index.

The Acquiring Fund and its shareholders may incur its pro rata share of the expenses of the underlying investment companies or vehicles in which the Acquiring Fund invests, such as investment advisory and other management expenses, and shareholders will incur the operating expenses of these investment vehicles. In addition, the Acquiring Fund will be subject to those risks affecting the investment vehicle, including the effects of business and regulatory developments that affect an underlying investment company or vehicle or the investment company industry generally as well as the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Shares of investment vehicles that trade on an exchange may trade at a discount or premium from their NAV. The purchase of shares of some investment companies (such as closed-end investment companies and ETFs) may require the payment of substantial premiums above the value of such companies’ portfolio securities or NAVs.

An underlying investment vehicle may buy the same securities that another underlying investment vehicle sells. If this happens, an investor in the Acquiring Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. In addition, certain of the underlying investment vehicles may hold common portfolio positions, thereby reducing the diversification benefits. The underlying investment vehicles may engage in investment strategies or invest in specific investments in which the Acquiring Fund would not engage or invest directly.

The performance of those underlying investment vehicles, in turn, depends upon the performance of the securities in which they invest.

The underlying investment companies or other investment vehicles in which the Acquiring Fund invests are often institutional funds owned by a small number of shareholders and are thus also subject to the risk that shareholders redeem their shares rapidly, which may adversely affect the performance and liquidity of the underlying investment vehicles and the Acquiring Fund.

Investments in other investment companies or investment vehicles may expose the Acquiring Fund to financial leverage and, thus, expose the Acquiring Fund to the risks associated with financial leverage (such as higher risk of volatility and magnified financial losses).

An investment by the Acquiring Fund in ETFs or closed-end funds generally presents the same primary risks as an investment in a mutual fund. In addition, an investment in an ETF or a listed closed-end fund may be subject to additional risk, including: the shares may trade at a discount or premium relative to the NAV of the shares; an active trading market may not develop for the shares; the listing exchange may halt trading of the Acquiring Fund’s shares; the Acquiring Fund may fail to correctly track the referenced asset (if any); and the Acquiring Fund may hold troubled securities.

Investment in Loans Risk—Loans, such as syndicated bank loans and other direct lending opportunities, senior floating rate loans, secured and unsecured loans, second lien or more junior loans, bridge loans, revolving credit facilities, unfunded commitments, loan assignments or loan participations, may incur some of the same risks as other debt securities, such as prepayment risk, risk of subordination to other creditors, extension risk, risk of insufficient or lack of protection under the federal securities law, credit risk, interest rate risk, liquidity risk and risks associated with high yield securities. The terms of certain loan agreements may cause certain loans to be particularly sensitive to changes in benchmark interest rates. Although some loans are secured by collateral, the collateral may be difficult to liquidate and the value of the collateral can decline or be insufficient or unavailable to lower the borrower’s obligations should the borrower default. This risk is increased if the Acquiring Fund’s loans are secured by a single asset. In addition, the Acquiring Fund may have limited rights to exercise remedies against collateral or against an obligor when payments are delayed or missed. In the event that the Acquiring Fund becomes the owner of the collateral, the Acquiring Fund would bear the risks, costs and liabilities associated with owning and disposing of the collateral. For example, under the legal theories of lender liability, a court may find that the Acquiring Fund, through an excessive degree of control over the borrower, owes a fiduciary duty to the borrower or its creditors or shareholders, thereby limiting the Acquiring Fund’s ability to receive repayments from the borrower and otherwise adversely impacting the value of the loan. The Acquiring Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. The Acquiring Fund’s interest in a particular loan and/or in particular collateral securing a loan may be subordinate to the interests of other creditors of the obligor. As a result, a loan may not be fully collateralized (and may be uncollateralized) and can decline significantly in value, which may result in the Acquiring Fund not receiving payments to which it is entitled on a timely basis or at all. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, or changing interest rates (notably increases), delinquencies and losses generally increase, sometimes dramatically, with respect to obligations under loans. An economic downturn or individual corporate developments could adversely affect the market for these instruments and reduce the Acquiring Fund’s ability to sell these instruments at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and, a senior loan may lose significant market value before a default occurs.

Loans may offer a fixed rate or floating rate of interest. Loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general. For example, the interest rates on floating rate loans typically adjust only periodically and therefore interest rate payable under such loans may significantly trail market interest rates. The potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Unexpected changes in the interest rates on floating rate loans could result in lower income to the Acquiring Fund. In addition, the secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate loans, that there may be restrictions on their transfer, or that the issuer may default. As a result, the Acquiring Fund may be unable to sell floating rate obligations at the desired time or may be able to sell only at a price less than fair market value. In addition, if movements in interest rates are incorrectly anticipated, the value of the Acquiring Fund’s investments and NAV per share could decline. In addition, to the extent the Acquiring Fund holds a loan through a financial intermediary, or relies on a financial intermediary to administer the loan, the Acquiring Fund’s investment, including receipt of principal and interest relating to the loan, will be subject to the credit risk of the intermediary.

Loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-rated loans and debt securities (those of less than investment grade quality) involve greater risk of default on interest and principal payments than higher-rated loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. Loans and other debt instruments rated below “BBB” category by S&P or “Baa” category by Moody’s or unrated but assessed by the Investment Manager to be of similar quality are considered to have speculative characteristics and are commonly referred to as “junk bonds.” Junk bonds entail greater default and other risks than those associated with higher-rated securities. In addition, loans that have a lower priority for repayment in a borrower’s capital structure may involve a higher degree of overall risk, and be subject to greater price and payment volatility, than more senior loans of the same borrower. For example, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may be insufficient to cover the full amount owed on the second lien loan in which the Acquiring Fund has an interest.

Loans are especially vulnerable to the financial health, or perceived financial health, of the borrower but are also particularly susceptible to economic and market sentiment such that changes in these conditions or the occurrence of other economic or market events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. Many loans and loan interests are subject to legal or contractual restrictions on transfer, resale or assignment that may limit the ability of the Acquiring Fund to sell its interest in a loan at an advantageous time or price. The resale, or secondary, market for loans may, at times, become more limited or more difficult to access, and such changes may be sudden and unpredictable. There is no organized exchange or board of trade on which loans are traded. Loans often trade in large denominations (typically $1 million and higher), and trades can be infrequent. The market has limited transparency and information about loans and borrowers and actual trades of such loans may be difficult to obtain. Accordingly, some of the loans in which the Acquiring Fund may invest will be relatively illiquid and difficult to value, and the Acquiring Fund’s investments in such loans are particularly dependent on the analytical abilities of the Acquiring Fund’s portfolio managers. Also as a result of limited transparency, among other factors, the Acquiring Fund may have difficulty in disposing of loans in a favorable or timely fashion, which could result in losses to the Acquiring Fund. Transactions in loans are often subject to long settlement periods (in excess of the standard T+1 day settlement cycle for most securities and often longer than seven days). As a result, sale proceeds potentially will not be available to the Acquiring Fund to make additional investments or to use proceeds to meet redemption orders. The Acquiring Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet redemption orders such as borrowing from a bank or holding additional cash, particularly during periods of significant redemption activity, unusual market or economic conditions or financial stress.

The Acquiring Fund values its assets on each Business Day (as defined below). However, because the secondary market for loans is limited, trading in loans (or certain types of loans) may be irregular and opportunities to invest in loans (or certain types of loans) may be limited. In addition, loans may be difficult to value accurately as market quotations may not be readily available for some loans or may be volatile and/or subject to large spreads between bid and ask prices, and valuation may require more research than for other securities. A default or expected default on a loan could also make it more difficult for the Acquiring Fund to dispose of the investment at a price approximating the value placed on the investment by the Acquiring Fund. In addition, elements of judgment may play a greater role in valuation than for securities with a more active secondary market, because there is less reliable, objective market value data available.

An increase in the demand for loans may provide improved liquidity and resale prices but it may also adversely affect the rate of interest payable on loans and/or the rights provided to lenders or buyers, such as the Acquiring Fund, and increase the price of loans in the secondary market. A decrease in the demand for loans and instances of broader market events (such as turmoil in the loan market or significant sales of loans) may adversely affect the liquidity and value of loans in the Acquiring Fund’s portfolio.

The Acquiring Fund may invest in or is exposed to, including through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations (“covenant-lite obligations”), which are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. Exposure may also be obtained to covenant lite obligations through investment in securitization vehicles and other structured products. During certain market conditions, many new, restructured or reissued loans and similar debt obligations may not feature traditional financial maintenance covenants, which are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. Covenant-lite obligations may carry more risk than traditional loans as they allow borrowers to engage in activities that would otherwise be difficult or impossible under an agreement that is not covenant-lite. In the event of default, covenant-lite obligations may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default. The Acquiring Fund may have a greater risk of loss on investments in covenant-lite obligations as compared to investments in traditional loans. In addition, the Acquiring Fund may receive less or less frequent financial reporting from a borrower under a covenant-lite obligation, which may result in more limited access to financial information, difficulty evaluating the borrower’s financial performance over time and delays in exercising rights and remedies in the event of a significant financial decline. As a result, investments in or exposure to covenant-lite obligations are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.

Loans may be issued in connection with highly leveraged transactions, such as restructurings, leveraged buyouts, leveraged recapitalizations and acquisition financing. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Accordingly, loans that are part of highly leveraged transactions involve a significant risk that the borrower may default or go into bankruptcy or become insolvent. In addition, there may be limited public information about the issuer or the loan. Bankruptcy or other court proceedings may delay, limit or negate the Acquiring Fund’s ability to collect payments on its loan investments or otherwise adversely affect the Acquiring Fund’s rights in collateral relating to the loan, such as invalidating the loan, the lien on any collateral or the priority status of the loan (or otherwise subordinating the Acquiring Fund’s interest). Thus, the Acquiring Fund may need to retain legal counsel or other advisors to help in seeking to enforce or protect its rights. As a result, the Acquiring Fund may incur the costs associated with retaining such counsel or other advisors. In addition, if the Acquiring Fund holds certain loans, the Acquiring Fund may be required to exercise its rights collectively with other creditors or through an agent or other intermediary acting on behalf of multiple creditors, and the value of the Acquiring Fund’s investment may decline or otherwise be adversely affected by delays or other risks associated with such collective procedures.

In certain circumstances, the Investment Manager or its affiliates (including on behalf of clients other than the Acquiring Fund) or the Acquiring Fund may be in possession of material non-public information about a borrower as a result of its ownership of a loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-public information, the Acquiring Fund could be unable (potentially for a substantial period of time) to trade securities or other instruments issued by the borrower when it would otherwise be advantageous to do so and, as such, could incur a loss. In circumstances when the Investment Manager or the Acquiring Fund determines to avoid or to not receive non-public information about a borrower for loan investments being considered for acquisition by the Acquiring Fund or held by the Acquiring Fund, the Acquiring Fund may be disadvantaged relative to other investors that do receive such information, and the Acquiring Fund may not be able to take advantage of other investment opportunities that it may otherwise have. In addition, loans and other similar instruments may not be considered “securities” under the federal securities laws, and, as a result, the Acquiring Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims. While certain states require purchasers of certain loans to be licensed or registered to collect interests above a certain threshold rate, the Acquiring Fund is not, as of the date of this Prospectus, and there is no guarantee that the Acquiring Fund will in the future be, licensed or registered in those states.

The Investment Manager or its affiliates may participate in the primary and secondary market for loans or other transactions with possible borrowers. As a result, the Acquiring Fund may be legally restricted from acquiring some loans and from participating in a restructuring of a loan or other similar instrument. Further, if the Acquiring Fund, in combination with other accounts managed by the Investment Manager or its affiliates, acquires a large portion of a loan, the Acquiring Fund’s valuation of its interests in the loan and the Acquiring Fund’s ability to dispose of the loan at favorable times or prices may be adversely affected. The Acquiring Fund is also subject to conflicts of interest that are described in more detail in the SAI.

Large Shareholder Risk—Certain large shareholders, including other funds or accounts advised by the Investment Manager or an affiliate of the Investment Manager, may from time to time own a substantial amount of the Acquiring Fund’s shares. In addition, a third party investor, the Investment Manager or an affiliate of the Investment Manager, an AP, a lead market maker, or another entity may invest in the Acquiring Fund and hold its investment for a limited period of time solely to facilitate commencement of the Acquiring Fund or to facilitate the Acquiring Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of shares by these shareholders may adversely affect the Acquiring Fund’s liquidity and net assets to the extent such transactions are executed directly with the Acquiring Fund in the form of redemptions through an AP, rather than executed in the secondary market. These redemptions may also force the Acquiring Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Acquiring Fund’s NAV and increase the Acquiring Fund’s brokerage costs. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.

Leverage Risk—The use of derivatives (such as swaps, futures and options), reverse repurchase agreements, unfunded commitments, tender option bonds and borrowings may create leveraging risk. For example, because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial impact on the net asset value of the Acquiring Fund. Leveraging may cause the Acquiring Fund to be more volatile than if it had not been leveraged and may magnify losses. The use of leverage may also increase the Acquiring Fund’s sensitivity to various risks and interest rate environments. Applicable law limits the Acquiring Fund from borrowing in an amount greater than 33 1/3% of its assets other than for temporary purposes.

The Acquiring Fund is permitted to borrow money for certain purposes. To the extent that the Acquiring Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on the NAV per share of the Acquiring Fund of any increase or decrease in the market value of the Acquiring Fund’s portfolio. Money borrowed for leveraging will be subject to interest and other costs that may or may not be recovered by appreciation of the securities purchased. In addition, if the Acquiring Fund borrows from a line of credit it will be subject to certain covenants that, if breached, may require the Acquiring Fund to accelerate its indebtedness and sell portfolio securities or other assets when it otherwise would not do so.

If the Acquiring Fund accesses its line of credit, the Acquiring Fund would bear the cost of the borrowing through interest expenses and other expenses (e.g., commitment fees) that affect the Acquiring Fund’s performance. In some cases, such expenses and the resulting adverse effect on the Acquiring Fund’s performance can be significant. Moreover, if the Acquiring Fund accesses its line of credit to meet redemption orders, the Acquiring Fund’s remaining shareholders would bear such costs of borrowing.

Real estate companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. Financial covenants related to a real estate company’s leveraging may affect the ability of the real estate company to operate effectively. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of a real estate company to make payments of any interest and principal on its debt securities will be adversely affected. These risks are especially applicable in conditions of declining real estate values or as a result of developments adversely affecting the real estate industry.

Investments in other investment companies and certain other pooled and structured finance vehicles, such as collateralized loan obligations, may also expose the Acquiring Fund to financial leverage and, thus, expose the Acquiring Fund to leverage risk which could be in addition to risks from other forms of leverage.

Liquidity and Valuation Risk—It may be difficult for the Acquiring Fund to purchase and sell particular investments to meet redemption orders or otherwise within a reasonable time at a favorable price or at all. As a result, the Acquiring Fund may be unable to achieve its desired level of exposure to certain issuers, asset classes or sectors. The Acquiring Fund may be adversely affected by market illiquidity. Limited market making and capacity of market participants in certain securities and instruments and/or market dislocations, in particular for fixed-income and other debt instruments may increase liquidity risk. These factors may apply more to high yield and floating rate debt instruments than higher quality fixed-income instruments. Market makers tend to provide stability and liquidity to debt-securities markets through their intermediary services, and their reduced capacity and number leads to decreased liquidity and increased volatility in the financial markets. As a result, the Acquiring Fund potentially could be unable to pay redemption proceeds within the allowable time period because of adverse market conditions, an unusually high volume of redemption orders or other reasons, unless it sells other portfolio investments under unfavorable conditions, thereby adversely impacting the Acquiring Fund. The Acquiring Fund’s ability to sell an instrument under favorable conditions also may be negatively impacted by, among other things, a drop in overall market trading volume, an inability to find a willing buyer, other market participants selling the same or similar instruments at the same time or legal restrictions on the instrument’s resale. If the Acquiring Fund is unable to sell an investment at its desired time, the Acquiring Fund may also miss other investment opportunities while it holds investments it would prefer to sell, which could adversely affect the Acquiring Fund’s performance. In addition, the liquidity of any Fund investment may change significantly or disappear over time as a result of market, economic, trading, issuer-specific and other factors. Liquid investments may become illiquid after purchase by the Acquiring Fund, particularly during periods of market turmoil, adverse economic conditions or issuer-specific developments. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Acquiring Fund. Dislocations in markets often result in reduced liquidity for investments. Liquidity of financial markets is also affected by government intervention and political, social, public health, economic or market developments (including rapid interest rate changes).

To the extent that there is not an established liquid market for instruments in which the Acquiring Fund invests, or there is a reduced number or capacity of market makers with respect to debt or other instruments, trading in such instruments may be relatively inactive or irregular. In addition, during periods of reduced market liquidity, market turmoil or in the absence of readily available market quotations for particular investments in the Acquiring Fund’s portfolio, the ability of the Acquiring Fund to assign an accurate daily value to these investments may be difficult and the Acquiring Fund’s Investment Manager may be required to fair value the investments. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, there can be no assurance that the determination of a security’s fair value in accordance with the Acquiring Fund’s and the Investment Manager’s fair valuation policy and procedures will in fact approximate the price at which the Acquiring Fund could sell that security at that time (i.e., the sale price could differ, sometimes significantly, from the Acquiring Fund’s last valuation for the security). The Acquiring Fund (or the Investment Manager) relies on various sources of information to value investments and calculate net asset value. The Acquiring Fund may obtain pricing information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, absence of current market data, or otherwise. As a result, the Acquiring Fund’s ability to effectively value investments or calculate net asset value may be adversely affected.

For additional information about valuation determinations, see “Determination of Net Asset Value” in the Acquiring Fund’s prospectus. Proportions of the Acquiring Fund’s investments that are fair valued or difficult to value vary from time to time. In addition, during periods of market stress, a large portion of the Acquiring Fund’s assets could potentially experience significant levels of illiquidity. Liquidity and valuation risks are heightened in a changing interest rate environment, particularly for fixed income and other debt instruments.

Management Risk—The Acquiring Fund is subject to management risk because it is an actively managed investment portfolio, which means that investment decisions are made based on investment views. The Investment Manager and each individual portfolio manager will apply investment techniques and risk analysis in making decisions for the Acquiring Fund, but there is no guarantee that these decisions will produce the desired results or expected returns, causing the Acquiring Fund to lose value or fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Although the Investment Manager considers several factors when making investment decisions, the Investment Manager may not evaluate every factor prior to investing in an issuer or security or disposing of an investment, and the Investment Manager may determine that certain factors are more significant than others. Additionally, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to the Investment Manager and each individual portfolio manager in connection with managing the Acquiring Fund and may also adversely affect the ability of the Acquiring Fund to achieve its investment objective. Active and frequent trading that can accompany active management will increase the costs the Acquiring Fund incurs because of higher brokerage charges or mark-up charges and tax costs, which are passed on to shareholders of the Acquiring Fund and, as a result, may lower the Acquiring Fund’s performance. However, the Acquiring Fund is generally less likely to incur brokerage charges or mark-up charges to the extent the Acquiring Fund invests in fixed-income instruments as opposed to other investments. In addition, active and frequent trading also may result in increased capital gains and/or the acceleration of the recognition of capital gains.

The Investment Manager may utilize proprietary quantitative models, algorithms, methods or other similar techniques in connection with making investment decisions for the Acquiring Fund. These techniques may be used to analyze current or potential future financial or economic conditions or conduct related statistical or other research. There is no guarantee that the use of such techniques, and the investments selected based on such techniques, will perform as expected, produce the desired results or enable the Acquiring Fund to achieve its investment objective and the Acquiring Fund may be adversely affected by imperfections, errors or limitations in construction and implementation (for example, limitations in a model, proprietary or third-party data imprecision or unavailability, software or other technology malfunctions, or programming inaccuracies) and the Investment Manager’s ability to monitor and timely adjust the metrics or update the data or features underlying these techniques and related tools. The Acquiring Fund may also be adversely affected by the Investment Manager’s ability to make accurate qualitative judgments regarding the techniques and related tools’ output or operational complications relating to any techniques and related tools.

Market Risk—The value of, or income generated by, the investments held by the Acquiring Fund are subject to the possibility of frequent, significant, rapid and/or unpredictable fluctuation, and loss. These fluctuations may occur frequently and in large amounts. The value of certain asset classes (e.g., those traded on exchanges) tends to fluctuate more dramatically over the shorter term than the value of other asset classes. These movements may result from factors affecting (or that are perceived to affect) individual companies or issuers or particular industries, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation rates or expectations about inflation rates, deflation, adverse investor confidence or sentiment, general outlook for corporate earnings, changing economic, political (including geopolitical), social or financial market conditions, bank failures, actual or threatened imposition of tariffs (which may be imposed by U.S. and foreign governments) and trade disruptions, recession, changes in currency and inflation rates, increased instability or general uncertainty, environmental or natural disasters, extreme weather or geological events, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, terrorism, actual or threatened wars or other armed conflicts (such as the conflict in the Middle East and the ongoing Russia-Ukraine conflict and the risk of expansion or collateral economic and other effects thereof) or ratings downgrades, technological developments (including those related to artificial intelligence) or failures (for example, widespread system outages or disruptions or faulty updates to software applications) and other similar events, each of which may be temporary or last for extended periods. For example, the threat or actual imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could adversely affect the Acquiring Fund’s investments, including by leading to price volatility, overall declines in the U.S. and global investment markets, reduced liquidity and investment losses. During a general downturn in the securities markets or economies, multiple asset classes may decline in value simultaneously even if the performance of those asset classes is not otherwise historically correlated.

Moreover, changing economic, political, geopolitical, social, or technological, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Acquiring Fund in a different country or geographic region and economies, markets and issuers generally because of the increasingly interconnected global economies and financial markets. As a result, there is an increased risk that these and other events will disrupt economies and markets globally. For example, local or regional armed conflicts (notably the Russia-Ukraine conflict) have led to significant sanctions by the United States, Europe and other countries against certain countries (as well as persons and companies connected with certain countries) and have led to indirect adverse regional and global market, economic and other effects. It is difficult to accurately predict or foresee when events or conditions affecting the U.S. or global financial markets, economies, and issuers may occur, the effects of such events or conditions, potential escalations or expansions of these events, possible retaliations in response to sanctions or similar actions and the duration or ultimate impact of those events. There is an increased likelihood that these types of events or conditions can, sometimes rapidly and unpredictably, result in a variety of adverse developments and circumstances, such as reduced liquidity, supply chain disruptions and market volatility, as well as increased general uncertainty and broad ramifications for markets, economies, issuers, businesses in many sectors and societies globally. In addition, adverse changes in one sector or industry or with respect to a particular company could negatively impact companies in other sectors or industries or increase market volatility as a result of the interconnected nature of economies and markets and thus negatively affect the Acquiring Fund’s performance, even if the Acquiring Fund does not invest directly in issuers that participate in the sectors or industries experiencing such types of change. These types of adverse developments could result from under-regulated markets, novel and maturing markets (for example, the markets for artificial intelligence, cryptocurrencies and digital or blockchain assets and technologies), systemic risk, natural market forces, bad actors or other scenarios and negatively affect the Acquiring Fund’s performance or operations. For example, developments in the banking or financial services sectors (or one or more companies operating in these sectors) could adversely impact a wide range of companies and issuers, resulting in systemic adverse consequences across a broad segment of financial markets and economies (regionally, domestically and globally) in unanticipated or unforeseen ways.

Similarly, the increasingly widespread use of artificial intelligence by issuers and market participants and investments in such technologies by issuers may significantly impact the economy, financial markets and issuers. In addition, the increased prevalence and acceptance of cryptocurrencies and digital assets throughout the economy and financial markets may also significantly impact the investments made by the Acquiring Fund, even indirectly. For example, issuers that engage in artificial intelligence-related businesses or simply increasingly use these technologies are particularly susceptible to the risks associated with artificial intelligence and its rapid and unpredictable evolution, including (but not limited to) market and business risks, technology and product risks, cybersecurity and data security risks, and intellectual property risks. Similarly, issuers that engage in cryptocurrency, digital assets-related businesses or blockchain technology or otherwise have exposure to cryptocurrencies or digital assets are particularly susceptible to the risks associated with cryptocurrencies or digital or blockchain assets and technologies, including (but not limited to) potential fraud and market manipulation, extreme market volatility, theft, losses related to cyber incidents, confidence in and development of these markets, or related errors. In addition, the prices of securities issued by companies in these market segments are subject to increased volatility, changes in the regulatory environment and risks associated with changes in investor sentiment. As a result, the Acquiring Fund may be adversely affected by developments impacting these issuers.

Different sectors, industries and security types may go through different cycles of under-performance and out-performance and therefore react differently to the types of adverse developments discussed above and, when the market performs well, there is no assurance that the Acquiring Fund’s investments will increase in value along with the broader markets. The Acquiring Fund’s investments may underperform general securities markets or other investments, particularly during such periods. Periods of market stress and volatility of financial markets, including potentially extreme stress and volatility caused by the events described above or similar circumstances, can expose the Acquiring Fund to greater market risk than normal, possibly resulting in greatly reduced liquidity, increased volatility and valuation risks, lower than usual sale prices and longer than usual trade settlement periods. The fewer the number of issuers in which the Acquiring Fund invests and/or the greater the use of leverage, the greater the potential volatility in the Acquiring Fund’s portfolio. In addition, liquidity and sales challenges can be exacerbated by large Fund redemptions, which often result from or are related to market or other similar disruptions. The Investment Manager potentially will be prevented from considering, managing and executing investment decisions at an advantageous time or price or at all as a result of any domestic or global market or other disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, which have in the past and could in the future result in impediments to the normal functioning of workforces, including personnel and systems of the Acquiring Fund’s service providers and market intermediaries.

The domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. budget and deficit reduction plan including related agency or departmental actions and uncertainty related to the debt ceiling, and foreign policy tensions with foreign nations, including embargoes, tariffs, sanctions and other similar developments, has in the past resulted, and may in the future result, in developments that present additional risks to the Acquiring Fund’s investments and operations. For example, U.S. federal government shutdowns, U.S. foreign policy, the actual or threatened imposition of tariffs, deficit levels and any reduction plans and other government initiatives, or other U.S. economic policies and any related domestic and/or geopolitical tensions may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Market, economic and other disruptions could also prevent the Acquiring Fund from executing its investment strategies and processes in a timely manner. As an additional example, when the United States is a significant trading partner of a foreign country in which the Acquiring Fund may invest or be exposed to, such foreign country may be particularly sensitive to changes in U.S. foreign trading policies, including the institution of additional tariffs. Changes or disruptions in market conditions also may lead to increased regulation of the Acquiring Fund and the instruments in which the Acquiring Fund may invest, which may, in turn, affect the Acquiring Fund’s ability to pursue its investment objective and the Acquiring Fund’s performance. Legislation and regulation can also change the ways in which the Acquiring Fund or the Investment Manager are regulated. In general, the securities or other instruments in which the Acquiring Fund’s Portfolio Managers believe represent an attractive investment opportunity or in which the Acquiring Fund seeks to invest may be unavailable entirely or in the specific quantities sought by the Acquiring Fund. As a result, the Acquiring Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in an investment vehicle. This may adversely affect the Acquiring Fund. In addition, many economies and markets may experience, and have experienced in recent periods, high inflation rates. In response to such inflation, governmental and quasi-governmental authorities have in the past implemented, and may implement in the future, significant fiscal and monetary policies, such as increasing interest rates and quantitative tightening (reduction of money available in the market), which may adversely impact financial markets and the broader economy, as well as the Acquiring Fund’s performance. Monetary and/or fiscal actions taken by U.S. or foreign governments may not be effective and could lead to increased market volatility and adverse economic conditions. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets and have other downstream impacts on financial markets and economic conditions and, thus, the Acquiring Fund’s investments. The frequency and magnitude of the resulting changes in the value of the Acquiring Fund’s investments cannot be predicted.

Municipal Securities Risk—Municipal securities are generally issued by states, territories, possessions and local governments and their agencies, authorities and other instrumentalities. Municipal securities are subject to a variety of risks generally associated with investments in debt instruments, including credit, interest rate, prepayment, liquidity, and valuation risks as well as risks specific to municipal securities, and can be more volatile than other investments. Taxable municipal securities are subject to similar risks as tax-exempt municipal securities. The Acquiring Fund’s holdings of municipal securities could be significantly affected by events that affect the municipal bond market, which could include unfavorable legislative, tax, political or other developments, adverse changes in the financial conditions of issuers of municipal securities, extreme weather conditions, natural or man-made disasters, litigation involving such issuers, or other actual or perceived changes in economic, social, or public health conditions and general economic downturns. Income from municipal bonds held by the Acquiring Fund could be declared taxable because of changes in tax laws or interpretations by taxing authorities, or as a result of non-compliant conduct of a municipal issuer. Consequently, a portion of the Acquiring Fund’s otherwise tax-exempt dividends may be taxable to those Fund shareholders subject to the federal alternative minimum tax, or may be fully taxable to all Fund shareholders. Changes in tax laws or other developments that affect the tax-exempt status of tax-exempt municipal securities may result in a decline in such municipal securities’ value.

To the extent that the Acquiring Fund invests in municipal securities from a given state or geographic region, its share price and performance could be significantly affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. Also, municipal securities backed by current or anticipated revenues from a specific project or assets can be negatively affected by the discontinuance of taxation supporting the project or assets and the municipality may be unable to collect and a project may not generate sufficient revenue to pay the obligation. In addition, the income, value and/or risk of municipal securities is often correlated to specific project or other revenue sources (such as taxes), which can be negatively affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments, as well as reduced demand for properties, revenues or goods.

Because many municipal securities are issued to finance similar projects (especially those relating to education, health care, utilities and transportation), conditions in those sectors can affect the overall municipal market, including proposed federal, state or local legislation involving the financing of, or declining markets or needs for, such projects. The risk of loss to the Acquiring Fund would be heightened to the extent that the Acquiring Fund invests a substantial portion of its portfolio in municipal securities used to finance similar projects. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. For example, health care can be hurt by rising expenses, dependency on third party reimbursements, legislative changes and reductions in government spending; electric utilities are subject to governmental rate regulation; and private activity bonds rely on project revenues and the creditworthiness of the corporate user as opposed to governmental support.

Municipalities and municipal projects that rely directly or indirectly on federal funding mechanisms may be negatively affected by constraints of the federal government budget. Other national governmental actions, such as the elimination of tax-exempt status, also could affect performance. In addition, changes in the economic and fiscal condition of an individual municipal issuer can affect the overall municipal market, and market conditions may directly impact the liquidity, marketability and valuation of municipal securities. Moreover, as a result of economic, market and other factors, there could be reduced tax or other revenue available to issuers of municipal securities and, in turn, increased budgetary and financial pressure on the municipality and other issuers of municipal securities, which could increase the risks associated with municipal securities of such issuer. As a result, the Acquiring Fund’s investments in municipal securities may be subject to heightened risks relating to the occurrence of such developments. In addition, imbalances in supply and demand in the municipal market may result in a deterioration of liquidity and a lack of price transparency in the market. At certain times, this may affect pricing, execution and transaction costs associated with a particular trade. Also, the amount of publicly available information related to certain municipal securities and their risks is generally less than that for corporate equities or bonds and may be provided by the municipality itself, which may be limited or inaccurate. Therefore, the investment performance of the Acquiring Fund’s investments in municipal securities may be more dependent on the analytical abilities of the Investment Manager than its investments in other bonds. Investments in municipal securities are subject to, among other risks, credit, interest rate, prepayment, and liquidity and valuation risks, and can be more volatile than other investments and taxable municipal securities are subject to similar risks as tax-exempt municipal securities. Municipal securities can be difficult to value and be less liquid than other investments, which may affect performance or the ability to meet Fund redemption requests. In addition, certain of the issuers in which the Acquiring Fund invests may have recently experienced, or may experience in the future, significant financial difficulties and repeated credit rating downgrades. Lower-rated municipal securities are subject to greater credit and market risk than higher-quality municipal securities. In the event of a bankruptcy filed by a municipal issuer, the Acquiring Fund may experience delay in collecting principal or interest or even be unable to collect principal or interest at all.

Certain municipal securities may be insured by an insurer. Adverse developments affecting a particular insurer or, more generally, banks and financial institutions could have a negative effect on the value of the Acquiring Fund’s holdings. For example, rating agency downgrades of an insurer, or other events in the credit markets that may affect the insured municipal bond market as a whole, may adversely affect the value of the insured municipal bonds held by the Acquiring Fund. The Acquiring Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance).

Although insurance may reduce the credit risk of a municipal security, it does not protect against fluctuations in the value of the Acquiring Fund’s shares caused by market changes. It is also important to note that, although insurance may increase the credit safety of investments held by the Acquiring Fund, it decreases the Acquiring Fund’s yield as the Acquiring Fund may pay for the insurance directly or indirectly. In addition, while the obligation of a municipal bond insurance company to pay a claim extends over the life of an insured bond, there is no assurance that insurers will meet their claims. A higher-than-anticipated default rate on municipal bonds (or other insurance the insurer provides) could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders.

Investments in municipal securities are subject to risks associated with the financial health of the issuers of such securities or the revenue associated with underlying projects or other sources. For example, the COVID-19 pandemic significantly stressed the financial resources of many municipalities and other issuers of municipal securities, which at times, affected their ability to meet their financial obligations and the value and liquidity of investments in certain municipal securities. In particular, responses by municipalities and other governmental authorities to these types of conditions have in the past and may in the future cause disruptions in business and other activities. These and other effects of such circumstances, such as increased unemployment levels at times, have impacted, and may impact in the future, tax and other revenues of municipalities and other issuers of municipal securities and the financial conditions of such issuers. In addition, governmental authorities and regulators have enacted in the past and may in the future enact significant fiscal and monetary policy changes, which present heightened risks to municipal securities, and such risks could be even further heightened if such actions are unexpectedly or suddenly discontinued, disrupted, reversed or are ineffective in achieving their desired outcomes or lead to increases in inflation. As a result of any of the foregoing or similar developments, there could be an increased budgetary and financial pressure on municipalities and other issuers of municipal securities and heightened risk of default or other adverse credit or similar events for issuers of municipal securities, which would adversely impact the Acquiring Fund’s investments.

Municipal securities also trade rarely and their valuations may be based on assumptions or unobservable inputs. They can be difficult to liquidate quickly and transaction prices in stressed environments may ultimately be less than their valuations, which will hurt Fund performance. The Acquiring Fund may not be able to buy or sell municipal securities at favorable prices because the secondary market for municipal securities may be less well developed or less liquid than many other securities markets.

Non-Diversified Fund Risk—The Acquiring Fund is non-diversified and may invest in a smaller number of instruments than a diversified fund would. This increased investment in fewer issuers may result in the Acquiring Fund’s shares being more sensitive to economic results of those issuing the securities. The value of the Acquiring Fund’s shares may also be more volatile than the value of a fund which invests in more securities.

Non-Money Market Fund Risk—The Acquiring Fund is not a money market fund (or equivalent to a money market fund), does not attempt to maintain a stable net asset value, and is not subject to the rules that govern the quality, maturity, liquidity, and other features of securities that money market funds may purchase. Under normal conditions, the Acquiring Fund’s investments may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk, and other risks relevant to the Acquiring Fund’s investments. The Acquiring Fund’s net asset value will fluctuate and these fluctuations may be significant on certain days and for certain periods. There can be no guarantee that the Acquiring Fund will generate higher returns than money market funds. Because the Acquiring Fund is not a money market fund, it does not qualify for special tax treatment or tax accounting methods accorded to money market funds under federal tax law.

Preferred Securities Risk—Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company, to the extent proceeds are available after paying any more senior creditors. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends (if declared) only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. In addition, and unlike interest payments on most debt instruments, dividends on preferred securities are payable only if declared by the issuer’s board of directors. As a result, an issuer will not be obligated to pay dividends or distributions on the relevant payment date unless the board of directors declares such dividends or distributions, which may not occur.

Preferred stock has properties of both an equity and a debt instrument and is generally considered a hybrid instrument. Preferred stock may be subject to greater credit risks than equity instruments and risks related to limited voting rights, special redemption rights and deferred and omitted distributions. Preferred stock is senior to common stock, but is subordinate to bonds in terms of claims or rights to their share of the assets of the company. In addition, holders of preferred securities typically do not have voting rights, except in certain circumstances in which they may be given only limited voting rights.

Prepayment Risk—Certain debt instruments, including loans, mortgage- and other asset-backed securities, and, to a lesser extent variable or floating rate investments, are subject to the risk that payments on principal may occur more quickly or earlier than expected (or an investment is converted or redeemed prior to maturity). These types of instruments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates. For example, an issuer may exercise its right to redeem outstanding debt securities prior to their maturity (known as a “call”) or otherwise pay principal earlier than expected for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls or “prepays” a security in which the Acquiring Fund has invested, the Acquiring Fund may not recoup the full amount of its initial investment and may be required to reinvest in generally lower-yielding securities, securities with greater credit risks or securities with other, less favorable features or terms than the security in which the Acquiring Fund initially invested, thus potentially reducing the Acquiring Fund’s yield. Loans and mortgage- and other asset-backed securities are particularly subject to prepayment risk, and may offer less potential for gains, during periods of declining interest rates (or narrower spreads) as issuers of higher interest rate debt instruments pay off debts earlier than expected. In addition, the Acquiring Fund may lose any premiums paid to acquire the investment. Other factors, such as excess cash flows, may also contribute to prepayment risk. Thus, changes in interest rates may cause volatility in the value of and income received from these types of debt instruments.

Variable or floating rate investments may be less vulnerable to prepayment risk. Most floating rate loans (such as syndicated bank loans) and fixed-income securities allow for prepayment of principal without penalty. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Corporate loans or fixed-income securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan or security. Prepayments could also result in tax liability in certain instances.

Private Credit Assets—The Acquiring Fund’s investments in debt, loans and other similar obligations (such as asset-backed securities and collateralized loan obligations) may include investments in private credit assets. Private credit assets generally are debt, loans and other similar obligations (such as asset-backed securities and collateralized loan obligations) that are originated or negotiated by non-bank lenders in private markets or debt investments made through otherwise privately negotiated transactions. Private credit assets may be structured using a range of financial instruments, such as bonds, senior secured loans, unsecured loans and subordinated instruments, among other instruments. Private credit assets can range in credit quality depending on a variety of factors, including the issuer’s total leverage, amount of leverage senior to the security in question, variability in the issuer’s cash flows, the size of the issuer, the quality of assets (if any) securing debt and the degree to which such assets cover the subject company’s debt obligations. Private credit assets are subject to similar risks as debt, loans and other similar obligations (such as asset-backed securities and collateralized loan obligations), including, but not limited to, credit risk, interest rate risk, high yield and unrated securities risk, liquidity and valuation risk and restricted securities risk. However, these risks are heightened with respect to private credit assets and such investments are particularly subject to significant reductions in value and income.

Investments in issuers of private credit assets are subject to risks that are often increased compared to investments in large, public companies, including those associated with: (i) limited financial resources and limited access to additional financing; (ii) shorter operating histories, narrower product lines and smaller market shares than larger businesses; (iii) limited available financial or other information about these issuers and that the available information is of decreased quality of information; and (iv) increased dependency on the management by a small group of persons. Moreover, issuers of private credit assets are often leveraged (for example, as a result of leveraged buyouts or other recapitalization transactions), including significantly, and often will be lower rated or not be rated by national credit rating agencies. As a result of the foregoing and other risks, issuers of private credit assets are generally more likely to experience difficulties in meeting their financial obligations and are subject to increased risks associated with defaulting on their obligations (leaving creditors dependent on any guarantees or collateral (if any) they have obtained) and greater vulnerabilities to competitors’ actions and market conditions (such as declining revenues and competitive pressures), as well as adverse economic developments, including general economic downturns and increasing interest rates. As a result, these investments expose the Acquiring Fund to a higher risk of credit deterioration and financial distress or default by the issuer. In addition, the Acquiring Fund may face uncertain, complex and costly proceedings to seek to enforce its rights in the event of default.

Typically, private credit assets are restricted and less liquid or illiquid investments that can be subject to various restrictions on resale and are not traded in public markets. These investments are often subject to substantial holding periods and, as a result, the Acquiring Fund may be unable to resell such holdings for extended periods. Moreover, the Acquiring Fund may be unable to sell these investments at a favorable or preferred time or price. This presents additional risks for such investments, including, but not limited to, with respect to fair valuation of these investments, which rarely have readily available market quotations.

Privately Issued Mortgage-Related Securities Risk—Privately issued mortgage-related securities may not be subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk, or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose, and borrower characteristics. The risk of nonpayment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. “Subprime” loans are loans made to borrowers with lower credit ratings and/or a shorter credit history, who are more likely to default on their loan obligations as compared to more credit-worthy borrowers. Privately issued mortgage-related securities are not traded on an exchange. There may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Acquiring Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Real Estate Investments Risk—The Acquiring Fund may invest in securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”), which are subject to the same risks as direct investments in real estate and the real estate market generally, such as the possible decline in the value of (or income generated by) the real estate, variations in rental income, fluctuations in occupancy levels and demand for properties or real estate-related services, and changes in the availability or terms of mortgages and other financing that may render the sale or refinancing of properties difficult or unattractive. Real estate values or income generated by real estate may be affected by many additional factors and risks, including, but not limited to: losses from casualty or condemnation; changes in national, state and local economic conditions (such as the turmoil experienced during 2007 through 2009 in the residential and commercial real estate market) and real estate market conditions (such as an oversupply of real estate for rent or sale or vacancies, potentially for extended periods); changes in real estate values and rental income, rising interest rates (which could result in higher costs of capital); changes in building, environmental, zoning and other regulations and related costs; possible environmental liabilities; regulatory limitations on rents; increased property taxes and operating expenses; the attractiveness, type and location of the property; reduced demand for commercial and office space as well as increased maintenance or tenant improvement costs to convert properties for other uses; default risk and credit quality of tenants and borrowers, the financial condition of tenants, buyers and sellers, and the inability to re-lease space on attractive terms or to obtain mortgage financing on a timely basis at all; overbuilding and intense competition, including for real estate and related services and technology; construction delays and the supply of real estate generally; extended vacancies of properties due to economic conditions and tenant bankruptcies; and catastrophic events (such as earthquakes, hurricanes, wildfires and terrorist acts) and other public crises and relief responses thereto. Investments in real estate companies and companies related to the real estate industry are also subject to risks associated with the management skill, insurance coverage and credit worthiness of the issuer. Real estate companies tend to have micro-, small- or mid-capitalization, making their securities more volatile and less liquid than those of companies with larger-capitalizations, and may be subject to heightened cash flow sensitivity. In addition, the real estate industry has historically been cyclical and particularly sensitive to economic downturns and other events that limit demand for real estate, which would adversely impact the value of real estate investments.

Real estate income and values and the real estate market also may be greatly affected by demographic trends, such as population shifts or changing tastes, preferences (such as remote work arrangements) and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments, as well as reduced demand for properties. If the Acquiring Fund’s real estate-related investments are concentrated in one geographic area or in one property type, the Acquiring Fund will be particularly subject to the risks associated with that area or property type or related real estate conditions. Similarly, real estate industry companies whose underlying properties are concentrated in a particular industry or geographic region are also particularly subject to risks affecting such industries and regions or related real estate conditions.

The value or price of real estate company securities may drop because of, among other adverse events, defaults by tenants and the failure of borrowers to repay their loans and the inability to obtain financing either on favorable terms or at all. Changing interest rates and credit quality requirements will also affect real estate companies, including their cash flow and their ability to meet capital needs. If real estate properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability (or perceived ability) of a real estate company to make payments of interest and principal on their loans will be adversely affected, which, as a result, may adversely affect the Acquiring Fund. Many real estate companies, and companies operating in the real estate industry, utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates.

REITs are exposed to the risks affecting real estate investments generally in addition to other investment risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. The value of a REIT will also rise and fall in response to the management skill and credit worthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by, among other factors, the real estate market and by the management, development or occupancy rates of the underlying properties, which may also be subject to mortgage loans and the underlying mortgage loans (and other types of financing) are subject to the risks of default. REITs may be more volatile and/or less liquid than other types of securities. REITs may invest in a limited number of properties, a narrow geographic area, or a single type of property, which may increase the risk that the Acquiring Fund could be unfavorably affected by the poor performance of a single investment or investment type. Because REITs are pooled investment vehicles that have expenses of their own, the Acquiring Fund and its shareholders will indirectly bear its proportionate share of expenses paid by each REIT in which it invests. REITs are also subject to unique federal tax requirements. A REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions, and a REIT that fails to comply with the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The failure of a company to qualify as a REIT could have adverse consequences for the Acquiring Fund, including significantly reducing return to the Acquiring Fund on its investment in such company. In the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. Investments in REIT equity securities may require the Acquiring Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Acquiring Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Acquiring Fund’s investments in REIT equity securities may at other times result in the Acquiring Fund’s receipt of cash in excess of the REIT’s earnings; if the Acquiring Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Acquiring Fund from a REIT generally will not constitute qualified dividend income. REITs often do not provide complete tax information to the Acquiring Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Acquiring Fund to request permission from the IRS to extend the deadline for issuance of Forms 1099-DIV.

Regulatory and Legal Risk—The Acquiring Fund’s activities may be limited or restricted because of laws and regulations applicable to the Acquiring Fund or the Investment Manager. U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend or change existing regulations) and legislators pass new laws that affect the investments held by the Acquiring Fund, the strategies used by the Acquiring Fund or the level of regulation or taxation applying to the Acquiring Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Acquiring Fund, as well as the way investments in, and shareholders of, the Acquiring Fund are taxed.

Repurchase Agreements and Reverse Repurchase Agreements Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Acquiring Fund or, in the case of a reverse repurchase agreement, the securities or other assets sold by the Acquiring Fund, may be delayed. In a repurchase agreement, such an insolvency may result in a loss to the extent that the value of the purchased securities or other assets decreases during the delay or that value has otherwise not been maintained at an amount equal to the repurchase price. In a reverse repurchase agreement, the counterparty’s insolvency may result in a loss equal to the amount by which the value of the securities or other assets sold by the Acquiring Fund exceeds the repurchase price payable by the Acquiring Fund; if the value of the purchased securities or other assets increases during such a delay, that loss may also be increased. When the Acquiring Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities or other assets transferred to another party or the securities or other assets in which the proceeds may be invested would affect the market value of the Acquiring Fund’s assets. As a result, such transactions may increase fluctuations in the net asset value of the Acquiring Fund’s shares. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Acquiring Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Acquiring Fund’s yield. The credit, liquidity and other risks associated with repurchase agreements are magnified to the extent a repurchase agreement is secured by collateral other than cash, government securities or liquid securities or instruments issued by an issuer that has an exceptionally strong credit quality.

Residential Mortgage-Backed Securities—Home mortgage loans are typically grouped together into pools by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. RMBS are particularly subject to the credit risk of the borrower. RMBS are also subject to the risks of asset-backed securities generally, in particular credit risk and interest rate risk, and the residential real estate markets. Delinquencies and losses on RMBS generally increase during periods of adverse economic conditions. Some of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations-familiarly called “Ginnie Mae,” “Fannie Mae” and “Freddie

Mac” (referred to as “agency” MBS) and others are created by non-governmental issuers without such guarantees (referred to as “non-agency” MBS). In addition to the risks associated with MBS generally, non-agency MBS (i.e., MBS issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers also referred to as “private label”) are subject to the risk that the value of such securities will decline because, among other things, the securities are not directly or indirectly guaranteed as to principal or interest (or issued) by the U.S. government or a government sponsored enterprise. Non-agency MBS are also less readily marketable than agency MBS and are subject to heightened credit and liquidity risks. Non-agency MBS are not subject to the same underwriting requirements for underlying mortgages as agency MBS and, as a result, mortgage loans underlying non-agency MBS typically have less favorable underwriting characteristics (such as credit risk and collateral) and a wider range of terms (such as interest rate, term, size purpose and borrower characteristics) than agency MBS. The risk of nonpayment is greater for MBS that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. “Subprime” loans are loans made to borrowers with lower credit ratings and/or a shorter credit history, who are more likely to default on their loan obligations as compared to more credit-worthy borrowers. Non-agency MBS are not traded on an exchange. Non-agency RMBS often are issued in the form of several different tranches. Depending on their respective seniority, individual tranches are subject to increased (and sometimes different) credit, prepayment and liquidity and valuation risks as compared to other tranches. These securities are subject to greater credit, prepayment and liquidity and valuation risks than agency MBS. In addition, these securities may be less readily marketable as the market for these securities is typically smaller and less liquid than the market for agency MBS and thus these securities generally are subject to greater price fluctuation, less liquidity and greater risk of loss than agency MBS, especially during periods of weakness or perceived weakness in the mortgage and real estate sectors. Without an active trading market, mortgage-related securities held in the Acquiring Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans. Home mortgage loans may also be purchased and grouped together by non-lending institutions such as investment banks and hedge funds who will sell interests in such pools to investors. MBS are also subject to risks associated with the actions of mortgage lenders in the marketplace. Such lenders may adjust their loan programs and underwriting standards, which may reduce the availability of mortgage credit to prospective mortgagors. This may result in limited financing alternatives for mortgagors seeking to refinance their existing loans, which may in turn result in higher rates of delinquencies, defaults and losses on mortgages. RMBS are also subject to risks associated with investments in asset-backed securities.

Restricted Securities Risk—Restricted securities cannot be sold to the public without registration under the Securities Act of 1933, as amended (“1933 Act”). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities may be classified as illiquid investments. There is no guarantee that a trading market will exist at any time for a particular restricted security. Thus, the Acquiring Fund may be unable to sell these securities at an advantageous time or at all.

Restricted securities may involve a high degree of business and financial risk, which may result in substantial losses. These securities may be less liquid and more difficult to value than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Acquiring Fund. The Acquiring Fund may invest in restricted securities, including securities initially acquired through private placement transactions, offered and sold without registration pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”) and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States without registration with the SEC pursuant to Regulation S under the 1933 Act (“Regulation S Securities”). Rule 144A Securities and Regulation S Securities generally may be traded freely among certain qualified institutional investors, such as the Acquiring Fund, and non-U.S. persons, but resale to a broader base of investors in the United States may be permitted only in significantly more limited circumstances. The Acquiring Fund may bear certain costs associated with the resale of these securities and may be subject to delays in being permitted to sell these holdings.

Investing in Rule 144A Securities and other restricted and non-registered securities (such as privately placed securities purchased through transactions complying with the requirements in Regulation D or S under the 1933 Act) could have the effect of increasing the amount of the Acquiring Fund’s assets invested in illiquid investments to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities and for other relevant market, trading and investment-specific considerations.

Securities Lending Risk—Securities lending involves the lending of portfolio securities owned by the Acquiring Fund to qualified borrowers, including broker-dealers and financial institutions. Therefore, loans of securities involve the risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Acquiring Fund. In addition, in the event of bankruptcy of the borrower or lending agent, the Acquiring Fund could experience losses or delays in recovering the loaned securities or foreclosing on collateral. In some cases, these risks may be mitigated by an indemnification provided by the Acquiring Fund’s lending agent. When lending portfolio securities, the Acquiring Fund initially will require the borrower to provide the Acquiring Fund with collateral, most commonly cash, which the Acquiring Fund will invest. Although the Acquiring Fund invests cash collateral in a conservative manner, it is possible that it could lose money from such an investment or fail to earn sufficient income from its investment to cover the fee or rebate that it has agreed to pay the borrower. To the extent a borrower pledges non-cash collateral, the Acquiring Fund will earn lending fees paid by the borrower through the lending agent. It is possible that, should the Acquiring Fund’s lending agent experience financial difficulties or bankruptcy, the Acquiring Fund may not receive the fees it is owed.

Sovereign Debt Risk—Investments in sovereign debt securities, such as foreign government debt or foreign treasury bills, involve special risks, including the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor’s policy towards the International Monetary Fund or international lenders, the political constraints to which the debtor may be subject and other political considerations. Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of sovereign debt securities held by the Acquiring Fund. The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to various factors, such as the extent of its foreign reserves, the size of the debt burden relative to economic output and tax revenues, cash flow difficulties and other political and social considerations. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Acquiring Fund may have limited or no legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself. For example, there may be no bankruptcy or similar proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Certain issuers of sovereign debt may be dependent on disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Such disbursements may be conditioned upon a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. A failure on the part of the debtor to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the debtor, which may impair the debtor’s ability to service its debts on a timely basis. As a holder of sovereign debt, the Acquiring Fund may be requested to participate in the restructuring of such sovereign indebtedness, including the rescheduling of payments and the extension of further loans to debtors, which may adversely affect the Acquiring Fund. There can be no assurance that such restructuring will result in the repayment of all or part of the debt. Sovereign debt risk is greater for issuers in emerging markets than issuers in developed countries and certain emerging market countries have in certain periods declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.

To Be Announced (“TBA”) Transactions Risk—The Acquiring Fund may enter into “To Be Announced” (“TBA”) commitments to purchase or sell mortgage-backed securities for a fixed price at a future date. In TBA commitments, the selling counterparty does not specify the particular securities to be delivered. Instead, the purchasing counterparty agrees to accept any security that meets specified terms. TBA purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Acquiring Fund’s other assets. In addition, the selling counterparty may not deliver the security as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to the settlement date. FINRA rules include mandatory margin requirements that require the Acquiring Fund to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Acquiring Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Acquiring Fund and impose added operational complexity.

U.S. Government Securities Risk—U.S. government securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Different types of U.S. government securities have different relative levels of credit risk depending on the nature of the particular government support for that security. U.S. government securities may be supported by: (i) the full faith and credit of the United States government; (ii) the ability of the issuer to borrow from the U.S. Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity (“GSE”); (iv) pools of assets (e.g., mortgage-backed securities); or (v) the United States in some other way. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, which may fluctuate in value and are subject to investment risks, and certain U.S. government securities may not be backed by the full faith and credit of the United States government and, thus, are subject to greater credit risk than other types of U.S. government securities. The value of U.S. government obligations may be adversely affected by changes in interest rates. There is no guarantee that the U.S. government will provide support to its agencies and GSEs if they are unable to meet their obligations. In addition, it is possible that the issuers of some U.S. government securities will not have the funds to meet their payment obligations in the future and there is a risk of default. Also, circumstances could arise in which U.S. government securities, including U.S. treasury securities that are backed by the full faith and credit of the U.S. government, experience increased credit risk (including increased risk of default) and reduced market liquidity (which may result in such securities becoming less liquid or illiquid). The long-term credit rating of the U.S. government may be downgraded by major rating agencies due to, among other things, an actual or expected fiscal deterioration, a high and growing government debt burden and an erosion of governance relative to peers, which would adversely affect investments in U.S. government securities.

When Issued, Forward Commitment and Delayed-Delivery Transactions Risk—When-issued, forward-commitment and delayed-delivery transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When the Acquiring Fund has sold a security pursuant to one of these transactions, the Acquiring Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Acquiring Fund could miss a favorable price or yield opportunity or suffer a loss.

Zero Coupon and Payment-In-Kind Securities Risk—The market value of a zero-coupon or payment-in-kind security, which usually trades at a deep discount from its face or par value, is generally more volatile than the market value of, and is more sensitive to changes in interest rates and credit quality than, other fixed income securities with similar maturities and credit quality that pay interest in cash periodically. Zero coupon and payment-in-kind securities also may be less liquid than other fixed-income securities with similar maturities and credit quality that pay interest in cash periodically. Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest in the form of additional securities. However, a portion of the original issue discount on zero coupon securities and the “interest” on payment-in-kind securities will be included in the investing Fund’s taxable income. Accordingly, for the Acquiring Fund to qualify for tax treatment as a regulated investment company and to avoid certain taxes, the Acquiring Fund will generally be required to distribute to its shareholders an amount that is greater than the total amount of cash it actually receives with respect to these securities. These distributions must be made from the Acquiring Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities or other assets. The Acquiring Fund will not be able to purchase additional income-producing securities with cash used to make any such distributions, and its current income ultimately may be reduced as a result. Zero coupon and payment-in-kind securities may be more difficult to value than other fixed income securities with similar maturities and credit quality that pay interest in cash periodically. Additionally, interest payment deferred on payment-in-kind securities are subject to the risk that the borrower may default when the deferred payments are due in cash at the maturity of the loan, interest rates on payment-in-kind securities are higher than those on other loans to reflect the time value of money on deferred interest payments and the higher credit risk of borrowers who may need to defer interest payments, market prices of payment-in-kind securities may be particularly volatile because they are affected to a greater extent by interest rate changes than are other instruments that pay interest periodically, and payment-in-kind securities may have unreliable valuations because accruals require judgment about ultimate collectability of the deferred payments and the value of the associated collateral.

Cyber Security, Market Disruptions and Operational Risk—As in other parts of the economy, the Acquiring Fund and its service providers, as well as exchanges and market participants through, with which or on which the Acquiring Fund (or its shares) trades (including the Exchange) and other infrastructures and services on which the Acquiring Fund or its service providers rely, are susceptible to ongoing risks related to cyber incidents and the risks associated with financial, economic, public health, labor and other global market developments and disruptions. Cyber incidents, which can be perpetrated by a variety of means, including ransomware attacks, may result in actual or potential adverse consequences for critical information and communications technology, systems and networks that are vital to the operations of the Acquiring Fund or its service providers. Geopolitical tensions may, from time to time, increase the scale and sophistication of cyber incidents and other disruptions. Technological developments such as the use of cloud-based service providers and/or services and the integration of artificial intelligence in systems and operations create new risks that are difficult to assess and anticipate. For example, the Acquiring Fund’s service providers and market participants on which the Acquiring Fund relies may use artificial intelligence (such as machine learning, generative artificial intelligence or blockchain technology) and similar technologies in the provision of services to the Acquiring Fund and its operations generally. Such use may subject these service providers and market participants and, in turn, their services and operations to increased risks associated with such technologies, including risk of errors, cybersecurity, data protection and information technology risk, operational risk, and legal, regulatory and compliance risk. In addition, any controls in place designed to mitigate such risks may be ineffective and the use of these technologies may change over time, which may present new risks and vulnerabilities. As a result, the Acquiring Fund may experience adverse consequences, such as operational errors, from such use of artificial intelligence and similar technologies. A cyber incident or sudden market, operational, technological (including widespread system outages or faulty updates to software applications) or other disruption could adversely impact the Acquiring Fund, its service providers or its shareholders by, among other things, interfering with the processing of shareholder transactions or other operational functionality, impacting the Acquiring Fund’s ability to calculate its net asset value or other data, causing the release of private or confidential information, impeding trading, causing reputational damage, and subjecting the Acquiring Fund to fines, penalties or financial losses or otherwise adversely affecting the operations, systems and activities of the Acquiring Fund, their service providers and market intermediaries. These types of adverse consequences could also result from other operational disruptions or failures arising from, for example, processing errors, human errors, and other technological issues. In each case, the Acquiring Fund’s ability to calculate its net asset value correctly, in a timely manner or process trades or transactions may be adversely affected, including over a potentially extended period. The Acquiring Fund and its service providers may directly bear these risks and related costs. In addition, the use of work-from-home arrangements or the use of contingency plans by the Acquiring Fund or the Investment Manager (or their service providers) could increase all of the above risks, create additional data and information accessibility concerns, and make the Acquiring Fund or the Investment Manager (or their service providers) more susceptible to operational disruptions, any of which could adversely impact their operations. Furthermore, the Acquiring Fund may be an appealing target for cybersecurity threats such as hackers and malware.

In addition, to the extent that the Investment Manager utilizes a sleeve structure and sub-accounts of an individual Fund in managing the Acquiring Fund, the Acquiring Fund would be more susceptible to operational risks, including (but not limited to) settlement, administrative and accounting errors in monitoring the sub-accounts and processing trades and other transactions within and between sub-accounts.

Redemption Risk—The Acquiring Fund may need to sell a significant amount of portfolio securities or other assets to meet redemption orders. The Acquiring Fund could incur considerable losses when selling portfolio securities or other assets to meet redemption orders if, among other reasons, (i) there is a disruption in the normal operation of the markets in which the Acquiring Fund buys and sells portfolio securities or other assets and/or (ii) the Acquiring Fund is unable to sell portfolio securities or other assets at a favorable time or price because such assets are less liquid or illiquid. In such events, the Acquiring Fund could be forced to sell portfolio securities or other assets at unfavorable prices, including potential highly unfavorable prices, in an effort to generate sufficient cash to satisfy redemption orders. The Acquiring Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.

Comparison of Fees and Expenses

Fees and Expenses of the Funds

Below is a comparison of the fees and expenses of the Funds. Fees and expenses of the Acquired Fund are as of September 30, 2025. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. Only pro forma combined fees and expenses information is provided for the Acquiring Fund because the Acquiring Fund will not commence operations until the Reorganization is completed.

The pro forma information is as of September 30, 2025.

It is important to note that following the Reorganization, shareholders of the Acquired Fund will be subject to the actual fee and expense structures of the Acquiring Fund, which may not be the same as the pro forma combined fees and expenses. Future fees and expenses may be greater or lesser than those indicated below.

	Acquired Fund	Acquiring Fund Pro Forma
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	None	0.25%
Distribution and/or Service (12b-1) Fees	None	0.00%
Other Expenses	0.17%	0.00%
Total Annual Fund Operating Expenses	0.17%	0.25%

Example

This Example is intended to help you compare the cost of investing in each Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods, unless otherwise indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Acquired Fund	Acquiring Fund Pro Forma
1 Year	$17	$26
3 Years	$55	$80
5 Years	$96	$141
10 Years	$217	$318

Comparison of Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect each Fund’s performance. During the fiscal year ended September 30, 2025, the Acquired Fund’s portfolio turnover rate was 2% of the average value of its portfolio. As of the date of this Proxy Statement/Prospectus, the Acquiring Fund has not commenced operations. Therefore, the Acquiring Fund has no portfolio turnover rate.

Past Performance of the Funds

Acquired Fund

The following bar chart and table show you how the Acquired Fund has performed in the past and can help you understand the risks of investing in the Acquired Fund. The bar chart shows how the Acquired Fund’s performance has varied for each full calendar year shown. The table below the bar chart compares the Acquired Fund’s returns for the periods shown with a broad-based securities market index (Bloomberg U.S. Aggregate Bond Index) and an additional index (Bloomberg 1-3 Month U.S. Treasury Bill Index).

Guggenheim Strategy Fund II

Calendar Year Returns

During the periods shown in the chart above:	Quarter Ended	Return

Highest Quarter	June 30, 2020	3.28%

Lowest Quarter	March 31, 2020	(2.26)%

Year to date total return as of March 31, 2026, is 0.94%.

Average Annual Total Returns (for the periods ended December 31, 2025)

	1 Year	5 Years	10 Years
Guggenheim Strategy Fund II
Return Before Taxes	5.22%	4.07%	3.36%
Return After Taxes on Distributions	3.00%	2.34%	1.97%
Return After Taxes on Distributions and Sale of Fund Shares	3.06%	2.37%	1.97%
Index

Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)[1]	7.30%	(0.36)%	2.01%

Bloomberg 1-3 Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)[2]	4.29%	3.24%	2.18%

1

Bloomberg U.S. Aggregate Bond Index is an index that measures the investment grade, U.S. dollar-denominated, fixed-rate agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

2	Bloomberg 1-3 Month U.S. Treasury Bill Index is an index that tracks the market for treasury bills issued by the U.S. government with maturities of one to three months.

The Acquired Fund’s past performance (before and after taxes) is no guarantee of how the Acquiring Fund will perform in the future, including because the Acquiring Fund has different investment strategies.

Acquiring Fund

As of the date of this Proxy Statement/Prospectus, the Acquiring Fund has not commenced operations. Therefore, the Acquiring Fund has no calendar year performance information. The Acquiring Fund will assume the performance history of the Acquired Fund at the closing of the Reorganization of the Acquired Fund.

Information About Management of the Funds

General

Guggenheim Partners Investment Management, LLC

Guggenheim Partners Investment Management, LLC, located at 330 Madison Avenue, 10th Floor, New York, NY 10017, is the investment manager to the Funds. On September 30, 2025, the aggregate assets under the investment management and supervision of the Investment Manager were approximately $247 billion.

Management Fees

The Acquired Fund does not pay management fees.

The Acquiring Fund will pay a unitary management fee to the Investment Manager in an amount equal to the annual rate of 0.25% of its average daily net assets. This unitary management fee is designed to pay the Acquiring Fund’s ordinary operating expenses and to compensate the Investment Manager for the services it provides to the Acquiring Fund. Under the Investment Management Agreement, the Investment Manager pays all of the ordinary operating expenses of the Acquiring Fund, excluding (i) the Acquiring Fund’s investment management fee; (ii) acquired fund fees and expenses; (iii) payments under the Acquiring Fund’s Rule 12b-1 plan (if any); (iv) brokerage expenses (including any costs incidental to transactions in portfolio securities or other instruments); (v) taxes; (vi) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges); (vii) litigation expenses (including litigation to which Guggenheim Funds Trust or the Acquiring Fund may be a party and indemnification of the Trustees and officers with respect thereto); and (viii) other non-routine or extraordinary expenses (including expenses arising from mergers, acquisitions or similar transactions involving the Acquiring Fund). The Acquiring Fund’s management fee is calculated daily and paid monthly. As of the date of this Proxy Statement/Prospectus, the Acquiring Fund has not commenced operations and has paid no management fees.

The Investment Manager has contractually agreed through October 1, 2027 to waive the full amount of the Acquiring Fund’s management fee to the extent necessary to offset the proportionate share of any management fee paid by the Acquiring Fund with respect to any Acquiring Fund investment in an underlying fund for which the Investment Manager or any of its affiliates also serves as investment manager. The Investment Manager shall calculate waivers or reimbursements, if any, under any expense limitation agreement(s) prior to waiving a management fee pursuant to the agreement. The agreement will automatically renew for one-year terms, unless the Investment Manager provides written notice to the Acquiring Fund of the termination of the agreement. The agreement will expire when it reaches its termination, or when the Investment Manager ceases to serve as such and it may be terminated by the Acquiring Fund’s Board of Trustees, at which point the Acquiring Fund will pay a unitary management fee to the Investment Manager in an amount equal to the annual rate of 0.25% of its average daily net assets.

Portfolio Managers

The Acquiring Fund will have a similar portfolio management team as the Acquired Fund. The following section provides biographical information about the portfolio managers of the Acquired Fund and Acquiring Fund.

Acquired Fund	Acquiring Fund
Guggenheim Strategy Fund II—Anne B. Walsh (since 2014), Steven H. Brown (since 2014), Adam J. Bloch (since 2017), Kris L. Dorr (since 2017) and Evan L. Serdensky (since 2023)	Guggenheim Ultra Short Income ETF—Steven H. Brown, Adam J. Bloch, Evan L. Serdensky and Daniel Gibbs

Acquired Fund

Anne B. Walsh, Managing Partner, Chief Investment Officer, and Portfolio Manager of Guggenheim Investments. Ms. Walsh, whose career in financial services spans over four decades, joined Guggenheim Investments (or its affiliate or predecessor) in 2007. Ms. Walsh provides the vision guiding the firm’s investment strategies and leads the investment process to include the macroeconomic outlook, portfolio design, sector allocation, and risk management. She is highly regarded for her active fixed-income, alternatives, and broad portfolio management expertise in addition to deep background in credit and liability managed investing. She is also a member of the Investor Advisory Committee on Financial Markets (IACFM), an advisory body to the President of the Federal Reserve Bank of New York. Ms. Walsh holds a BSBA and MBA from Auburn University, and a JD from the University of Miami School of Law. She has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute.

Steven H. Brown, Chief Investment Officer - Fixed Income, Senior Managing Director, and Portfolio Manager of Guggenheim Investments. Mr. Brown joined Guggenheim Investments (or its affiliate or predecessor) in 2010 and serves as a Portfolio Manager for Guggenheim Investments’ Active Fixed Income, Total Return, and Insurance Mandates. Mr. Brown works with the Chief Investment Officer, the Sector Teams, Portfolio Management, Macroeconomic Research and Market Strategy Group, and the Portfolio Construction Group to develop and execute investment strategy. Mr. Brown was previously a member of the structured credit sector team at Guggenheim Investments. Prior to joining Guggenheim Investments, Mr. Brown held roles focused on structured products at Bank of America and ABN AMRO. Mr. Brown received a B.S. in Finance from Indiana University’s Kelley School of Business. He has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute.

Adam J. Bloch, Managing Director and Portfolio Manager of Guggenheim Investments. Mr. Bloch joined Guggenheim Investments in 2012 and is a Portfolio Manager for the firm’s Active Fixed Income and Total Return mandates. He oversees strategy implementation, working with research analysts and traders to generate trade ideas and manage day-to-day risk. Mr. Bloch works with the Chief Investment Officers, the Sector Teams, the Macroeconomic Research and Market Strategy Group, and the Portfolio Construction Group to develop and execute investment strategy. Prior to joining Guggenheim Investments, he worked in Leveraged Finance at Bank of America Merrill Lynch where he structured high-yield bonds and leveraged loans for leveraged buyouts, restructurings, and corporate refinancings across multiple industries. Mr. Bloch graduated with a B.A. in Philosophy, Politics, and Economics from the University of Pennsylvania.

Kris L. Dorr, Managing Director and Portfolio Manager of Guggenheim Investments. Ms. Dorr joined Guggenheim Investments in 2011. Ms. Dorr is responsible for overseeing the rates, derivatives, and short-term investments and funding solutions teams that focus on interest rate products, cash management and secured funding strategies. Her teams are responsible for trading Treasuries, Agencies, FX, and interest rate derivatives in addition to the management of the liquidity portion and leverage of mutual funds, private funds, and separately managed accounts. Prior to joining Guggenheim, Ms. Dorr was a Senior Portfolio Manager at UBS Global Asset Management, where she was responsible for the management of multiple separate account fixed-income portfolios for institutional, central bank, and sovereign clients. Ms. Dorr, who has nearly 40 years of fixed-income investment management experience, began her career as a trader in the Options Portfolio Service group at Kidder Peabody, later becoming a portfolio manager on several retail and institutional 2a-7 money market funds. She earned a B.A. in Economics from Montclair State University.

Evan L. Serdensky, Managing Director and Portfolio Manager of Guggenheim Investments. Mr. Serdensky joined Guggenheim in 2018 and is a Portfolio Manager for Guggenheim’s Active Fixed Income and Total Return mandates. Previously, Mr. Serdensky was a Trader on the Investment Grade Corporate team at Guggenheim Investments, where he was responsible for identifying and executing investment opportunities across corporate securities. Prior to joining Guggenheim, Mr. Serdensky was a Vice President and Portfolio Manager at BlackRock, responsible for actively managing High Yield and Multi-Sector Credit portfolios. Mr. Serdensky started his career at PIMCO supporting Total Return and Alternative strategies. Mr. Serdensky completed his B.S. in Finance from the University of Maryland and earned his M.S. in Finance from the Washington University in St. Louis.

Acquiring Fund

Steven H. Brown, Chief Investment Officer - Fixed Income, Senior Managing Director, and Portfolio Manager of Guggenheim Investments. Mr. Brown joined Guggenheim Investments (or its affiliate or predecessor) in 2010 and serves as a Portfolio Manager for Guggenheim Investments’ Active Fixed Income, Total Return, and Insurance Mandates. Mr. Brown works with the Chief Investment Officer, the Sector Teams, Portfolio Management, Macroeconomic Research and Market Strategy Group, and the Portfolio Construction Group to develop and execute investment strategy. Mr. Brown was previously a member of the structured credit sector team at Guggenheim Investments. Prior to joining Guggenheim Investments, Mr. Brown held roles focused on structured products at Bank of America and ABN AMRO. Mr. Brown received a B.S. in Finance from Indiana University’s Kelley School of Business. He has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute.

Adam J. Bloch, Managing Director and Portfolio Manager of Guggenheim Investments. Mr. Bloch joined Guggenheim Investments in 2012 and is a Portfolio Manager for the firm’s Active Fixed Income and Total Return mandates. He oversees strategy implementation, working with research analysts and traders to generate trade ideas and manage day-to-day risk. Mr. Bloch works with the Chief Investment Officers, the Sector Teams, the Macroeconomic Research and Market Strategy Group, and the Portfolio Construction Group to develop and execute investment strategy. Prior to joining Guggenheim Investments, he worked in Leveraged Finance at Bank of America Merrill Lynch where he structured high-yield bonds and leveraged loans for leveraged buyouts, restructurings, and corporate refinancings across multiple industries. Mr. Bloch graduated with a B.A. in Philosophy, Politics, and Economics from the University of Pennsylvania.

Evan L. Serdensky, Managing Director and Portfolio Manager of Guggenheim Investments. Mr. Serdensky joined Guggenheim in 2018 and is a Portfolio Manager for Guggenheim’s Active Fixed Income and Total Return mandates. Previously, Mr. Serdensky was a Trader on the Investment Grade Corporate team at Guggenheim Investments, where he was responsible for identifying and executing investment opportunities across corporate securities. Prior to joining Guggenheim, Mr. Serdensky was a Vice President and Portfolio Manager at BlackRock, responsible for actively managing High Yield and Multi-Sector Credit portfolios. Mr. Serdensky started his career at PIMCO supporting Total Return and Alternative strategies. Mr. Serdensky completed his B.S. in Finance from the University of Maryland and earned his M.S. in Finance from the Washington University in St. Louis.

Daniel Gibbs, Director and Portfolio Manager of Guggenheim Investments. Mr. Gibbs joined Guggenheim in 2015 and assists in portfolio strategy development and implementation. Mr. Gibbs works directly with research analysts and traders and devotes most of his time to creating and evaluating investment recommendations as well as portfolio risk monitoring. Mr. Gibbs earned a B.S. in Finance and Mathematics from Washington University in St. Louis. He has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA institute.

Additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds is contained in each Fund’s Statement of Additional Information, which for the Acquiring Fund is the Statement of Additional Information relating to this Proxy Statement/Prospectus.

Capitalization

The following table shows on an unaudited basis the capitalization of the Acquiring Fund and the Acquired Fund as of March 3, 2026, and on a pro forma combined basis as of that date, giving effect to the Reorganization and the proposed transfer of assets at net asset value. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by shareholders of the Acquired Fund on the Closing Date, and the information should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received. The Acquiring Fund will assume the accounting history of the Acquired Fund at the closing of the Reorganization of the Acquired Fund.

As of March 3, 2026

	Acquired Fund	Acquiring Fund	Pro Forma Adjustments[1]	Acquiring Fund Pro Forma Combined After Reorganization
Net Assets	$127,894,224	$0	N/A	$127,894,224

Net Asset Value Per Share	$24.83	$0	N/A	$50.00

Shares Outstanding	5,151,811	$0	(2,593,927)	2,557,884

1 Following the Reorganization, the Acquired Fund will be the accounting survivor.

ADDITIONAL COMPARISON OF THE ACQUIRED FUND AND THE ACQUIRING FUND

Comparison of Purchase, Exchange and Selling Shares

Acquiring Fund

Shares of the Acquiring Fund will be listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. However, there can be no guarantee that an active trading market will develop or be maintained, or that the Fund shares listing will continue or remain unchanged. The Acquiring Fund does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling the Acquiring Fund’s shares involves certain costs that apply to all securities transactions. When buying or selling shares of the Acquiring Fund through a financial intermediary, you may incur a brokerage commission or other charges determined by your financial intermediary. Due to these brokerage costs, if any, frequent trading may detract significantly from investment returns. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price). The commission may be a significant cost for investors seeking to buy or sell small amounts of shares.

Shares of the Acquiring Fund may be acquired through the Distributor (defined below) or redeemed directly with the Fund only in Creation Units or multiples thereof, as discussed in the “Creation and Redemption of Creation Units” section of the Fund’s SAI. Only an AP may engage in creation or redemption transactions directly with the Fund. APs may acquire Acquiring Fund shares directly from the Fund, and APs may tender their Fund shares for redemption directly to the Fund, at NAV per share, only in Creation Units and in accordance with the procedures described in the Fund’s SAI. Once created, shares of the Acquiring Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Exchange is open for trading Monday through Friday and is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

A Business Day with respect to the Acquiring Fund is each day the Exchange is open. Orders from APs to create or redeem Creation Units will only be accepted on a Business Day. On days when the Exchange or the bond market closes earlier than normal (or on days the bond market is closed but the Exchange is open), the Acquiring Fund may require orders to create or redeem Creation Units to be placed earlier in the day. In addition, to minimize brokerage and other related trading costs associated with securities that cannot be readily transferred in-kind, the Fund may establish early trade cut-off times for APs to submit orders for Creation Units, in accordance with the 1940 Act. See the Acquiring Fund’s Statement of Additional Information relating to this Proxy Statement/Prospectus for more information.

Certain affiliates of the Acquiring Fund may purchase and resell Acquiring Fund shares pursuant to the Acquiring Fund’s prospectus.

For more information about procedures for purchasing, redeeming and exchanging the Acquiring Fund’s shares, please refer to Appendix C to this Proxy Statement/Prospectus.

Acquired Fund

The Acquired Fund offers its shares to other investment companies and accounts managed by the Investment Manager or an affiliate and to investment companies and accounts managed by unaffiliated investment managers. Shares of the Acquired Fund are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act. Investments in the Acquired Fund may be made only by certain institutional investors, including investment companies, common or commingled trust funds or other organizations, entities or investors that are “accredited investors” within the meaning of Securities Act. Shares of the Acquired Fund are offered to other funds in the Guggenheim Family of Funds.

Shares of the Acquired Fund may be purchased at the relevant NAV without a sales charge or other fee. Shares of the Acquired Fund may be purchased, redeemed or exchanged on any day the NYSE is open for business. The Acquired Fund has no minimum initial investment requirement.

The price to buy one share of the Acquired Fund is its NAV. An investment in the Fund is made without a sales load. Orders for the purchase of shares of the Acquired Fund will be confirmed at an offering price equal to the NAV per share next determined after receipt and acceptance of the order in proper form by the Transfer Agent, generally as of the close of the NYSE on that day. To receive the same day NAV, purchase orders must generally be received by the Transfer Agent by the close of the NYSE, usually 4:00 p.m. Any purchase transaction that is sent to the Transfer Agent does not constitute a purchase order until the Transfer Agent processes the transaction and receives correct payment by check, wire transfer or ACH.

The Acquired Fund redeems its shares continuously and investors may redeem their shares of the Acquired Fund on any Business Day. You may redeem all or any portion of your Acquired Fund shares at the Fund’s next determined NAV calculated after your redemption order is received in good order by the Transfer Agent. To receive the same day NAV, redemption orders must generally be received by the Transfer Agent by the close of the NYSE, usually 4:00 p.m. Redemption proceeds normally will be sent within seven days of the Transfer Agent receiving a redemption request.

The Acquired Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents or proceeds from the sale of portfolio holdings (or a combination of these methods) unless it believes that circumstances warrant otherwise. For example, under stressed market conditions, as well as during emergency or temporary circumstances, the Acquired Fund may distribute redemption proceeds in-kind (rather than in cash), access a line of credit, or overdraft facility, or borrow through other sources (e.g., reverse repurchase agreements or engage in certain types of derivatives), to meet redemption requests. The Acquired Fund may also use these redemption methods if the Acquired Fund believes, in its discretion, that it is in the best interests of the Acquired Fund and its remaining shareholders. Redemptions in-kind involve the payment of some or all of your redemption proceeds in securities with a market value equal to the redemption amount. If the Acquired Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.

The Acquired Fund has entered into a joint committed line of credit with other funds managed by the Investment Manager and a syndicate of banks that the Fund may use to pay your redemption proceeds, as described above.

The Acquired Fund may suspend the right of redemption, or postpone the date of payment or satisfaction upon redemption, of shares for more than seven days (i) for any period (a) during which the NYSE is closed other than customary week-end and holiday closings or (b) during which trading on the NYSE is restricted, (ii) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for such Fund fairly to determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders.

For more information about the procedures for purchasing, redeeming and exchanging the Acquired Fund’s shares, please refer to the “Purchase of Fund Shares,” “Redemption of Fund Shares,” and “Frequent Purchases and Redemption of Fund Shares” sections of the Acquired Fund’s Prospectus, and to the “How to Purchase Shares” and “How to Redeem Shares” sections of the Acquired Fund’s Statement of Additional Information, each of which is incorporated herein by reference.

Dividends and Other Distributions

The Acquired Fund declares dividends from its net investment income on each business day for payment to shareholders of record as of that date and pays such dividends monthly. The Acquired Fund distributes any net capital gains that it has realized, at least once annually.

The Acquiring Fund generally declares and distributes dividends from net investment income to shareholders monthly. Distributions of net capital gains are declared and distributed at least annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Code.

U.S. Federal Income Tax Consequences

The Acquired Fund has elected and intends to qualify annually to be treated as a “regulated investment company” under subchapter M of the Code and the Acquiring Fund intends to qualify as a “regulated investment company” under subchapter M of the Code for its taxable year that includes the Closing Date and for each taxable year following the Reorganization. Distributions by the Acquired Fund are generally taxable to shareholders as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such arrangement. Distributions by the Acquiring Fund are taxable as ordinary income or capital gains (or a combination of both). The only anticipated distribution would be any income of the Acquired Fund prior to the Reorganization.

As a condition to the closing of the Reorganization, the Acquired Fund and the Acquiring Fund will have received from Dechert LLP, legal counsel to the Acquired Fund, an opinion to the effect that such Reorganization will qualify as a tax-free reorganization for U.S. federal income tax purposes (although there can be no assurance that the Internal Revenue Service (“IRS”) will agree with such opinion). Accordingly, no gain or loss will be recognized by the Acquired Fund or the shareholders of the Acquired Fund as a result of the Reorganization (except with respect to cash received in lieu of fractional Acquiring Fund shares), and the aggregate tax basis of the Acquiring Fund shares received by the Acquired Fund shareholder will be the same as the aggregate tax basis of the shares of the Acquired Fund exchanged therefor (reduced by any amount of tax basis allocable to fractional Acquiring Fund shares for which cash is received). For more detailed information about the tax consequences of the Reorganization please refer to the “Information About the Reorganization – U.S. Federal Income Tax Consequences” section below.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Acquiring Fund through a broker-dealer or any other financial intermediary, Guggenheim Investments and its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Service Providers

The Acquired Fund and Acquiring Fund receive substantially similar services from each of their respective service providers, as set forth in the table below:

	Acquired Fund	Acquiring Fund
Investment Manager	Guggenheim Partners Investment Management, LLC	Guggenheim Partners Investment Management, LLC

Administrator	The Bank of New York Mellon	The Bank of New York Mellon

Distributor	Guggenheim Funds Distributors, LLC	Guggenheim Funds Distributors, LLC

Transfer Agent	The Bank of New York Mellon	The Bank of New York Mellon

Custodian	The Bank of New York Mellon	The Bank of New York Mellon

Independent Registered Public Accounting Firm	Ernst & Young LLP	Ernst & Young LLP

A discussion regarding the basis for the Board of Trustees of Guggenheim Strategy Funds Trust’s approval of the investment management agreement with the Investment Manager for the Acquired Fund is available in the Acquired Fund’s  Form N-CSR for the period ended September 30, 2025.

The Acquiring Fund’s initial Form N-CSR report will discuss the factors the Board of Trustees of Guggenheim Funds Trust considered in approving the Acquiring Fund’s investment management agreement with the Investment Manager, including the Board’s conclusions concerning it.

The Investment Manager and the Funds have received from the SEC an exemptive order for a multi-manager structure that allows the Investment Manager to hire, replace or terminate unaffiliated sub-advisers without the approval of shareholders. The order also allows the Investment Manager to revise a sub-advisory agreement with an unaffiliated sub-adviser with the approval of the Board, but without shareholder approval. With respect to the Funds, if a new unaffiliated sub-adviser is hired, shareholders will receive information about the new sub-adviser within 90 days of the change.

Fundamental Investment Restrictions

In addition to the investment objective and principal investment strategies set forth above, each Fund has adopted certain fundamental investment restrictions. The fundamental investment restrictions of each Fund, set forth below, are identical except with respect to diversification, as set forth in the table below. Fundamental investment restrictions may only be changed by a vote of a Fund’s shareholders.

Acquired Fund	Comparison with Acquiring Fund

Diversification Status. The Acquired Fund shall be a “diversified company”, as that term is defined in the 1940 Act, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

Not included. The Acquiring Fund is “non-diversified,” which means it may invest a greater proportion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund.

Underwriting. The Acquired Fund may not act as an underwriter of securities issued by others, except to the extent it could be considered an underwriter in the acquisition and disposition of restricted securities.

Identical.

Acquired Fund	Comparison with Acquiring Fund

Concentration. The Acquired Fund may not “concentrate” its investments in a particular industry, except to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

Identical.

Real Estate. The Acquired Fund may purchase real estate or any interest therein (such as securities or instruments backed by or related to real estate) to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

Identical.

Commodities. The Acquired Fund may purchase or sell commodities, including physical commodities, or contracts, instruments and interests relating to commodities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

Identical.

Loans. The Acquired Fund may make loans to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

Identical.

Borrowing Money. The Acquired Fund may borrow money to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

Identical.

Senior Securities. The Acquired Fund may issue senior securities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

Identical.

Acquired Fund

For purposes of the Diversification Status Fundamental Policy, a “diversified company” is currently defined under the 1940 Act as a company which meets the following requirements: at least 75 percent of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5 percent of the value of the total assets of such company and to not more than 10 percent of the outstanding voting securities of such issuer. For the purposes of this Fundamental Policy, each governmental subdivision, i.e., state, territory, possession of the United States or any political subdivision of any of the foregoing, including agencies, authorities, instrumentalities, or similar entities, or of the District of Columbia shall be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. For the purposes of this Fundamental Policy, the Fund generally will consider the borrower of a syndicated bank loan to be the issuer of the syndicated bank loan, but may under unusual circumstances also consider the lender or person inter-positioned between the lender and the Fund to be the issuer of a syndicated bank loan. In making such a determination, the Fund will consider all relevant factors, including the following: the terms of the loan agreement and other relevant agreements (including inter-creditor agreements and any agreements between such person and the Fund’s custodian); the credit quality of such lender or inter-positioned person; general economic conditions applicable to such lender or inter-positioned person; and other factors relating to the degree of credit risk, if any, of such lender or inter-positioned person incurred by the Fund.

For purposes of Concentration Fundamental Policy, the Fund may not purchase the securities of any issuer if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry. Industries are determined by reference to the classifications of industries set forth in the Fund’s report on Form N-CSR. For the purposes of this Fundamental Policy, the limitation will not apply to the Fund’s investments in: (i) securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities; (ii) municipal securities; (iii) repurchase agreements collateralized by the instruments described in (i); and (iv) other investment companies.

For purposes of the Commodities Fundamental Policy, investors should note that as of the date of the Fund’s SAI, the 1940 Act permits investments in commodities and commodity interests.

For purposes of the Borrowing Money Fundamental Policy, if at any time the amount of total Fund assets less all liabilities and indebtedness (but not including the Fund’s borrowings) (“asset coverage”) is less than an amount equal to 300% of any such borrowings, the Fund will reduce its borrowings within three days (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations so that such asset coverage is again equal to 300% or more.

For purposes of the Borrowing Money and Senior Securities Fundamental Policies, the term “as permitted under the 1940 Act” indicates that, unless otherwise limited by non-fundamental investment policies, the Fund can borrow and issue senior securities to the extent permitted by the 1940 Act and interpretations thereof, and that no further action generally would be needed to conform the Fund’s Fundamental Policies relating to borrowing and senior securities to future change in the 1940 Act and interpretations thereof. Pursuant to the provisions of the 1940 Act and interpretations thereof, the Fund is permitted to borrow from banks and may also enter into certain transactions that are economically equivalent to borrowing (e.g., reverse repurchase agreements).

Under current law as interpreted by the SEC and its staff, the Fund may borrow from: (a) a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund, in accordance with Rule 18f-4, aggregates the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treats all such transactions as derivatives transactions. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The Fund’s limitation with respect to issuing senior securities is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder. SEC Rule 18f-4 governs the use of derivatives and other similar transactions by an investment company. Under Rule 18f-4, the Fund’s trading of derivatives and other similar transactions that create future payment or delivery obligations is generally subject to value-at-risk leverage limits, derivatives risk management program and reporting requirements, unless the Fund satisfies a “limited derivatives users” exception.

Acquiring Fund

Concerning the “fundamental” investment restrictions above, if a percentage restriction is adhered to at the time of investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of such limitation, except with respect to the borrowing limitation.

For purposes of Concentration Fundamental Policy, the Fund may not purchase the securities of any issuer if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry. For the purposes of this Fundamental Policy, the limitation will not apply to the Fund’s investments in: (i) securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities; (ii) municipal securities; (iii) repurchase agreements collateralized by the instruments described in (i); and (iv) other investment companies.

For purposes of the Commodities Fundamental Policy, investors should note that as of the date of the Fund’s SAI, the 1940 Act permits investments in commodities and commodity interests.

For purposes of the Borrowing Money Fundamental Policy, if at any time the amount of total Fund assets less all liabilities and indebtedness (but not including the Fund’s borrowings) (“asset coverage”) is less than an amount equal to 300% of any such borrowings, the Fund will reduce its borrowings within three days (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations so that such asset coverage is again equal to 300% or more.

For purposes of the Borrowing Money and Senior Securities Fundamental Policies, the term “as permitted under the 1940 Act” indicates that, unless otherwise limited by non-fundamental investment policies, the Fund can borrow and issue senior securities to the extent permitted by the 1940 Act and interpretations thereof, and that no further action generally would be needed to conform the Fund’s Fundamental Policies relating to borrowing and senior securities to future change in the 1940 Act and interpretations thereof. Pursuant to the provisions of the 1940 Act and interpretations thereof, the Fund is permitted to borrow from banks and may also enter into certain transactions that are economically equivalent to borrowing (e.g., reverse repurchase agreements).

Under current law as interpreted by the SEC and its staff, the Fund may borrow from (a) a bank, provided that immediately after such borrowing, there is an asset coverage of 300% for all borrowings of the Fund, or (b) a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund, under Rule 18f-4, aggregates the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treats all such transactions as derivatives transactions. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The Fund’s limitation concerning issuing senior securities does not apply to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder. SEC Rule 18f-4 governs an investment company’s use of derivatives and other similar transactions. Under Rule 18f-4, the Fund’s trading of derivatives and other similar transactions that create future payment or delivery obligations is subject to value-at-risk leverage limits, derivatives risk management program, and reporting requirements unless the Fund satisfies a “limited derivatives users” exception that is included in the rule.

Material Differences in the Rights of Fund Shareholders

Guggenheim Strategy Funds Trust and Guggenheim Funds Trust are each Delaware statutory trusts. They are also each governed by their own Declaration of Trust and By-laws. Copies of these documents are available to shareholders without charge upon written request to the applicable Fund.

The below table summarizes a number of provisions of the Declaration of Trust and By-laws of each Fund, which are in each case subject to any other applicable provision of the governing instruments of the relevant Fund and applicable law. Further information about each Fund’s governance structure is contained in the Fund’s Statement of Additional Information, which for the Acquiring Fund is the Statement of Additional Information relating to this Proxy Statement/Prospectus, and each Fund’s governing documents, which are on file with the SEC.

	Acquired Fund	Acquiring Fund
Voting Rights

The Shareholders shall have power to vote only with respect to (i) the election or removal of Trustees to the extent and as provided in the Declaration of Trust; and (ii) such additional matters relating to the Acquired Fund as may be required by applicable law, this Declaration of Trust, the By-Laws or any registration statement of the Acquired Fund filed with the Commission (or any successor agency), or as the Trustees may consider and determine necessary or desirable.

The Trustees shall have full power and authority, in their sole discretion, and without obtaining any authorization or vote of the Shareholders of any Series or Class thereof, to determine, on any matter submitted to a vote of Shareholders, either (i) each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote or (ii) each dollar of Net Asset Value shall be entitled to one vote on any matter on which such Shares are entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. Without limiting the power of the Trustees in any way to designate otherwise in accordance with the preceding sentence, the Trustees hereby establish that, in the absence of any designation to the contrary, each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote.

Notwithstanding any other provision of the Declaration of Trust, on any matters submitted to a vote of the Shareholders, all Shares of the Acquired Fund then entitled to vote shall be voted in aggregate, except: (i) when required by the 1940 Act, Shares shall be voted by individual Series or Classes; (ii) when the matter involves any action that the Trustees have determined will affect only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon; and (iii) when the matter involves any action that the Trustees have determined will affect only the interests of one or more Classes, then only the Shareholders of such Class or Classes shall be entitled to vote thereon.

There shall be no cumulative voting in the election of Trustees.

Identical.
Shareholder Quorum	Except when a larger quorum is required by applicable law, by the By-Laws or by this Declaration of Trust, thirty-three and one-third percent (33-1/3%)	Identical.

	Acquired Fund	Acquiring Fund
of the Shares entitled to vote shall constitute a quorum at a Shareholders’ meeting.
Election of Trustees	A plurality of the shares voted shall elect a Trustee.	Identical.
Removal of Trustees	Any Trustee may be removed with or without cause at any meeting of Shareholders by a vote of two-thirds of the Outstanding Shares of the Acquired Fund.	Identical.
Approval of a Consolidation or Merger

The Trustees may, without Shareholder approval, unless such approval is required by applicable federal law: (i) cause the Acquired Fund to merge or consolidate with or into one or more trusts or corporations (or series or classes thereof to the extent permitted by law), partnerships, associations, or other business entities (including trusts, partnerships, associations, corporations or other business entities created by the Trustees to accomplish such merger or consolidation); (ii) cause any one or more Series (or Classes) of the Acquired Fund to merge or consolidate with or into any one or more other Series (or Classes) of the Acquired Fund, one or more trusts or corporations (or series or classes thereof to the extent permitted by law), partnerships, or associations; (iii) cause the Shares to be exchanged under or pursuant to any state or federal statute or regulation to the extent permitted by law; or (iv) cause the Acquired Fund to reorganize as a corporation, trust, limited liability company or limited liability partnership under the laws of Delaware or any other state or jurisdiction.

Identical.
Termination of a Trust or Fund

The Acquired Fund may be terminated at any time by vote of a majority of the Shares of each Series entitled to vote, voting separately by Series, or by the Trustees without Shareholder approval followed by written notice to the Shareholders. Any Series or Class thereof may be terminated at any time by vote of a majority of the Shares of such Series or Class entitled to vote or by the Trustees without Shareholder approval followed by written notice to the Shareholders of such Series or Class.

Identical.

Comparison of Valuation Policies

Pursuant to the Reorganization Agreement, the Acquired Fund’s valuation procedures will be used to determine the value of the securities transferred in connection with the Reorganization. The Acquired Fund and the Acquiring Fund value their portfolio securities at their current market values determined based on available market quotations. With respect to portfolio securities and assets of the Acquired Fund or Acquiring Fund for which market quotations are not readily available, or are deemed not reliable by the Fund’s valuation designee, the Fund will fair value those securities and assets in good faith.

The Boards of Trustees of Guggenheim Strategy Funds Trust and Guggenheim Funds Trust have designated the Investment Manager as the valuation designee to perform fair valuation determinations for the Acquired Fund or Acquiring Fund, respectively, with respect to all Acquired Fund investments and/or other assets.

The Acquired Fund’s and Acquiring Fund’s valuation policies are identical.

INFORMATION ABOUT THE REORGANIZATION

The following is a summary of the material terms of the Reorganization Agreement, a form of which is attached as Appendix A and is incorporated herein by reference.

Terms of the Reorganization Agreement

The Agreement contemplates (1) the transfer of assets of the Acquired Fund in exchange for Acquiring Fund shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund transferred pursuant to the Agreement, less (a) the value of the liabilities of the Acquired Fund; and (b) the value of cash to be distributed to applicable Acquired Fund shareholders in lieu of fractional Acquiring Fund shares; and (2) the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided for in the Agreement.

The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund will be determined as of the close of regular trading on the NYSE on the date of the closing provided for in the Agreement (the “Closing Date”), using the valuation procedures set forth in the Acquired Fund’s then-current Prospectus or Statement of Additional Information.

As soon as is reasonably practicable after the closing of the transactions provided for in the Agreement (the “Closing”), the Acquired Fund will make a liquidating distribution to its shareholders consisting of Acquiring Fund shares received at the Closing.

Each Fund will make certain standard representations and warranties to each other regarding capitalization, status and conduct of business as of Closing Date.

The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a Fund. The Reorganization Agreement may be terminated by the Board and the Board of Trustees of Guggenheim Funds Trust at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such Boards, make proceeding with the Reorganization Agreement inadvisable.

U.S. Federal Income Tax Consequences

The following is a general summary of the certain U.S. federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect. Different tax considerations apply to you if your investment is liquidated and the cash value of your Acquired Fund shares is returned to you. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the U.S. federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account.

It is anticipated that the Reorganization will qualify for U.S. federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, the Acquired Fund, the Acquiring Fund and their respective shareholders are not expected to recognize any gain or loss for U.S. federal income tax purposes from the transactions contemplated by the Reorganization Agreement (except with respect to cash received in lieu of fractional Acquiring Fund shares). Specifically, it is expected that the Acquired Fund will recognize no gain or loss upon the acquisition by the Acquiring Fund of the assets and the assumption of the liabilities, if any, of the Acquired Fund. In addition, when shares held by shareholders of the Acquired Fund are exchanged for Acquiring Fund shares pursuant to the Reorganization, it is expected that the shareholders of the Acquired Fund will recognize no gain or loss on the exchange, and that each shareholder of the Acquired Fund will have the same aggregate tax basis and holding period with respect to the Acquiring Fund shares received as the shareholder’s tax basis and holding period in the Acquired Fund shares immediately before the exchange (reduced by any amount of tax basis allocable to fractional Acquiring Fund shares for which cash is received). Shareholders should consult their tax advisers about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates to the U.S. federal income tax consequences of the Reorganization only.

As a condition to the closing of the Reorganization, the Acquired Fund and the Acquiring Fund will receive a legal opinion from Dechert LLP (counsel to the Acquired Fund) substantially to the effect that for U.S. federal income tax purposes:

1)

The transfer of the Acquired Fund’s assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities, followed by a distribution of those shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code and the Acquired Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

2)

No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

3)

The basis in the hands of the Acquiring Fund of the assets of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will be the same as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer, adjusted for any gain or loss required to be recognized in paragraph (5) below;

4)

The holding periods of the assets of the Acquired Fund, other than any asset with respect to which gain or loss is required to be recognized as described in paragraph (5) below, in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund (except where investment assets of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset);

5)

No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, or upon the distribution (whether actual or constructive) by the Acquired Fund of shares of the Acquiring Fund to the shareholders of the Acquired Fund in liquidation, except that the Acquired Fund may be required to recognize gain or loss with respect to: (A) contracts described in Section 1256(b) of the Code; (B) stock in a passive foreign investment company, as defined in Section 1297(a) of the Code; or (C) any other gain or loss required to be recognized upon the termination of a position, or upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

6)

The shareholders of the Acquired Fund will not recognize a gain or loss upon the distribution to them by the Acquired Fund of the Acquiring Fund shares in exchange for their shares of the Acquired Fund as part of the Reorganization (except with respect to cash received in lieu of fractional Acquiring Fund shares);

7)

The aggregate basis of the shares of the Acquiring Fund that the shareholders of the Acquired Fund receive in connection with the Reorganization will be the same as the aggregate basis of their respective shares in the Acquired Fund exchanged therefor (reduced by any amount of tax basis allocable to fractional Acquiring Fund shares for which cash is received);

8)

The holding period for the shares of the Acquiring Fund that a shareholder of the Acquired Fund receives in the Reorganization will include the period for which it held the shares of the Acquired Fund exchanged therefor, provided that on the date of the exchange it held such shares of the Acquired Fund as capital assets; and

9)

The Acquiring Fund will succeed to and take into account those tax attributes of the Acquired Fund that are described in Section 381(c) of the Code, subject to the conditions and limitations specified in the Code, the Treasury Regulations thereunder, and existing court decisions and published interpretations of the Code and Treasury Regulations.

Notwithstanding the foregoing, no opinion will be expressed as to the tax consequences of the Reorganization on contracts or securities on which gain or loss is recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code. Each opinion will be based on certain factual certifications made by the Acquired Fund and the Acquiring Fund and will also be based on customary assumptions. It is possible that the IRS could disagree with counsel’s opinion. Opinions of counsel are not binding upon the IRS or the courts. Neither the Acquired Fund nor the Acquiring Fund have requested or will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Reorganization. If a Reorganization was consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a tax-free reorganization under the Code, and thus was taxable, the Acquired Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund, and each shareholder of the Acquired Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Acquired Fund shares and the fair market value of the shares of the Acquiring Fund it received.

The tax year of the Acquired Fund is expected to continue with the Acquiring Fund, and the undistributed capital gains, if any, resulting from portfolio repositioning prior to the Reorganization may be carried over to the Acquiring Fund.

Even if the Reorganization is a tax-free reorganization for U.S. federal income tax purposes, repositioning of the Acquired Fund’s portfolio may result in net realized capital gains, which may result in taxable distributions to shareholders of the Funds before and/or after the date of the Reorganization.

Assuming the Reorganization qualifies as a tax-free reorganization, as expected, the Acquiring Fund will succeed to the tax attributes of the Acquired Fund (subject to the conditions and limitations under the Code) upon the closing of the Reorganization, including any capital loss carryovers that could have been used by the Acquired Fund to offset its future realized capital gains, if any, for U.S. federal income tax purposes. Capital losses of the Acquired Fund may be carried forward indefinitely to offset future capital gains. However, the capital losses of the Acquiring Fund, as the successor in interest to the Acquired Fund, may become subject to an annual limitation as a result of ownership changes if such occur.

Any portfolio transitioning (see “Portfolio Transitioning” below) may result in the recognition of income or capital gain or loss by the Acquired Fund, which may result in taxable distributions to shareholders of the Acquired Fund. Since the Reorganization is not expected to close until April 30, 2026, the capital loss carryforwards, realized and unrealized gains and losses, and the applicability of the limitations described may change significantly between now and the date of the Reorganization. The ability of the Acquired Fund to use capital losses to offset gains (even in the absence of the Reorganization) also depends on factors other than loss limitations, such as the future realization of capital gains or losses.

This description of certain U.S. federal income tax consequences of the Reorganization does not take into account shareholders’ particular facts and circumstances. Please consult your own tax adviser about the effect of state, local, foreign and other tax laws.

Expenses of the Reorganization

Guggenheim Investments will bear the costs incurred with respect to proposing and soliciting approval of the Reorganization, including, but not limited to, costs associated with the organization of the Acquiring Fund, preparing, printing and distributing this Proxy Statement/Prospectus, proxy solicitation, expenses of holding shareholders’ meetings, and legal fees, accounting fees and securities registration fees. Neither the Acquiring Fund nor the Acquired Fund will bear any of these costs.

Portfolio Transitioning

It is expected that there will be no portfolio holdings transitioning prior to the Reorganization.

Accordingly, it is expected that there will be no transaction costs incurred by the Acquired Fund in connection with the Reorganization.

Factors Considered by the Board in Approving the Reorganization Agreement

During the Meetings, Guggenheim Investments conveyed to the Board that it had determined that an ultra short income investment strategy, which is similar to the investment strategy pursued by the Acquired Fund, is a marketable and in-demand strategy to offer through a publicly-available, registered fund that will operate as an ETF, such as the Acquiring Fund. The Board was also advised that Guggenheim Investments was recommending a proposal to reorganize the Acquired Fund into the Acquiring Fund, a newly-created series of Guggenheim Funds Trust. Guggenheim Investments further explained that the Reorganization would be substantially equivalent to converting the Acquired Fund into a publicly-available, registered fund that will operate as an ETF, providing current shareholders with benefits associated with an ETF structure, such as secondary market liquidity, increased transparency and the potential for increased tax efficiency, as well as continuity of investment. It was also noted that potential future investors in the Acquiring Fund may benefit from an ETF with a larger market capitalization and thus potentially greater market interest and liquidity, an investment portfolio with an established track record, and the presence of steady institutional investors from the Acquired Fund.

At the Meetings, Guggenheim Investments reviewed, and the Board considered, the terms and potential benefits of the Reorganization, including the potential benefits to the current shareholders in the Acquired Fund, which are other Guggenheim Investments-managed funds, and to potential future investors in the Acquiring Fund, as well as the consistency of the proposal with Guggenheim Investments’ business objectives regarding ETFs. Members of the portfolio management teams of the Acquired Fund and the Acquiring Fund, who also manage certain of the Guggenheim Investments-managed funds that invest in the Acquired Fund, also presented, and the Board considered, their investment strategies for the Funds and their beliefs as to the benefits of the Reorganization for the Funds and shareholders.

The Board also considered that the Reorganization is expected to qualify as a tax-free reorganization under the Code and thus, neither the Acquired Fund and its shareholders, nor the Acquiring Fund, are expected to recognize any gain or loss for U.S. federal income tax purposes from the Reorganization. The Board also noted that, although sale of assets before or after the Reorganization as a result of potential portfolio transitioning may result in net gains for tax purposes that generally would result in distributions to shareholders that will be taxable for taxable shareholders, given the similarities in the investment strategies of the Acquired Fund and the Acquiring Fund, Guggenheim Investments does not anticipate any repositioning of the investment portfolio.

During the course of its evaluation of the proposed Reorganization, the Board sought additional and clarifying information as it deemed necessary or appropriate. Throughout the process, the Board’s Independent Trustees had the assistance of counsel, including their independent legal counsel and counsels to the Funds, who advised them on, among other things, their duties and obligations. In determining whether to approve the Reorganization Agreement and whether to recommend that shareholders of the Acquired Fund approve the Reorganization Agreement, the Board received materials outlining, among other things, Guggenheim Investments’ rationale and supporting analysis for the proposed Reorganization and the legal standards and certain other considerations relevant to the Board’s deliberations, including a memorandum from legal counsel to the Acquired Fund discussing affiliated transaction matters under Section 17(a) of the 1940 Act.

Following an analysis and discussion of relevant factors, including those identified below, among others, and in the exercise of its business judgment, the Board, including the Independent Trustees, unanimously concluded that participating in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Acquired Fund and the Acquiring Fund (if any) will not be diluted as a result of the Reorganization. In reaching this conclusion, no single factor was determinative or conclusive and each Trustee, in the exercise of their informed business judgment, may afford different weights to different factors.

•

Investment Objectives, Strategies and Principal Risks. The Board considered that the Acquired Fund would be reorganized into the newly-formed Acquiring Fund. The Board noted that the Acquiring Fund’s investment objective will be identical to that of the Acquired Fund, and that the Acquiring Fund’s principal investment strategies and principal investment risks will be substantially similar to those of the Acquired Fund.

•

Investment Performance and Portfolio Management Capabilities. The Board considered that the Acquiring Fund has no operating or performance history and will assume the performance history of the Acquired Fund at the closing of the Reorganization, as the Acquiring Fund essentially will be a continuation of the Acquired Fund in a different type of investment vehicle (an ETF). The Board evaluated investment return information of the Acquired Fund provided by Guggenheim Investments and comparisons of the Acquired Fund’s performance to the performance of its investment category of peer funds and benchmark index.

•

Management Fee and Net Total Annual Operating Expenses. With respect to the Acquired Fund, the Board considered the impact of the Reorganization on the management fee and total fees and expenses. The Board considered that, although the Acquiring Fund will pay a unitary management fee, while the Acquired Fund does not pay a management fee, those other Guggenheim Investments-managed funds (i.e., current shareholders of the Acquired Fund) that will invest in the Acquiring Fund will not ultimately bear the unitary management fee, as Guggenheim Investments will waive its advisory fee charged to those funds in a corresponding amount pursuant to its funds of funds expense waiver policy and related contractual agreements. As a result, the Guggenheim funds currently investing in the Acquired Fund will not experience an increase in their fees and expenses as a result of the Reorganization. Moreover, the Board noted that potential future investors in the Acquiring Fund would have access to an investment portfolio with an established track record and would have disclosure of the fees and expenses of the Acquiring Fund in deciding whether to invest in the ETF.

•

Tax Implications. The Board considered the relative tax aspects of the Reorganization as to the Acquired Fund and its shareholders and the Acquiring Fund. The Board noted that the Reorganization is intended to qualify as a tax-free “reorganization” within the meaning of Section 368 of the Code and will not take place unless an opinion of counsel is provided to the effect that the Reorganization will so qualify. It is expected there will be no gain or loss recognized by the Acquired Fund and its shareholders or the Acquiring Fund for U.S. federal income tax purposes as a direct result of the Reorganization.

•

Costs and Expenses of the Reorganization. The Board considered Guggenheim Investments’ representation that the Funds will not bear any costs or expenses, directly or indirectly, related to the Reorganization (excluding portfolio transition expenses), regardless of whether the Reorganization is consummated. The Board also noted that given the similarities in the investment strategies of the Acquired Fund and the Acquiring Fund, Guggenheim Investments does not anticipate any repositioning of the investment portfolio.

•

Terms and Conditions of the Reorganization Agreement. The Board considered the terms of the Reorganization Agreement and that there was no potential for dilution of Acquired Fund shareholder interests in the Reorganization because the Acquiring Fund will have no shares outstanding prior to the Reorganization, both Funds use the same valuation procedures and Guggenheim Investments is bearing the costs and expenses of the Reorganization.

•

Other Factors. The Board considered that only other funds in the Guggenheim Family of Funds are shareholders of record of, and own shares with voting rights of, the Acquired Fund and accordingly, that based on the existing proxy voting procedures of the funds, the Board also would effectively approve the vote of the investing funds in the Acquired Fund in favor of the Reorganization.

Based on its consideration of the Reorganization, the Board recommends that shareholders of the Acquired Fund approve the Reorganization Agreement.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Information about the Acquired Fund is included in the Fund’s prospectus, statement of additional information and most recent annual financial statements. Information about the Acquiring Fund is included in the Statement of Additional Information relating to this Proxy Statement/Prospectus. Please review this important information carefully.

FINANCIAL HIGHLIGHTS

The fiscal year end for the Acquired Fund is September 30 and upon the Reorganization, the fiscal year end for the Acquiring Fund will change to May 31.

The financial highlights of the Acquired Fund contained in Appendix D have been derived from financial statements audited by Ernst & Young LLP.

As of the date of this Proxy Statement/Prospectus, the Acquiring Fund has not commenced operations. Therefore, the Acquiring Fund has no financial highlights. The Acquiring Fund will assume the accounting history of the Acquired Fund at the closing of the Reorganization.

FORMS OF ORGANIZATION

The Acquiring Fund is a non-diversified series of Guggenheim Funds Trust, an open-end management investment company registered with the SEC that is organized as a Delaware statutory trust. The Acquiring Fund is overseen by a board of trustees consisting of seven members, six of whom are not “interested persons” persons (as defined in the 1940 Act) of Guggenheim Funds Trust.

The Acquired Fund is a diversified series of Guggenheim Strategy Funds Trust, an open-end management investment company registered with the SEC that is organized as a Delaware statutory trust. The Acquired Fund is overseen by the Board, which consists of seven members, six of whom are not “interested persons” persons (as defined in the 1940 Act) of Guggenheim Strategy Funds Trust.

The Board and the Acquiring Fund’s Board are comprised of the same individuals.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

As of the Record Date, the current officers and trustees of the Acquired Fund, in the aggregate, owned less than 1% of the outstanding shares of the Acquired Fund. As of the date of this Proxy Statement/Prospectus, the Acquiring Fund has no shareholders. A list of the 5% shareholders of the Acquired Fund as of the Record Date is contained in Appendix E.

OTHER BUSINESS

The Board does not intend to present any other business at the Special Meeting with respect to the Acquired Fund. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their discretion.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communications to the Board, in care of the President of Guggenheim Strategy Funds Trust and sending the communication to 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify the Fund to which it relates, and (iv) identify the class and number of shares held by the shareholder. The President of Guggenheim Strategy Funds Trust may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to Guggenheim Strategy Funds Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise immaterial in nature. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

VOTING INFORMATION

Vote Required

Approval of the Reorganization will require the affirmative vote of a majority of the outstanding voting shares of the Acquired Fund entitled to vote thereon, as defined in the 1940 Act. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of the Acquired Fund present or represented by proxy at the Special Meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of all classes of the Acquired Fund, voting together as a single class.

General

The Board is soliciting your vote for a special meeting of the Acquired Fund’s shareholders. Should you require additional information regarding the Special Meeting, you may contact Guggenheim Investments at 312-827-0100.

The Board has named Amy J. Lee, Mark E. Mathiasen and Michael P. Megaris, or one or more substitutes designated by them, as proxies who are authorized to vote Acquired Fund shares as directed by shareholders.

You may submit your proxy card in one of two ways:

•	By Mail. Mark the enclosed proxy card, sign and date it, and return it in the postage-paid envelope we provided. Both joint owners must sign the proxy card.

•	In Person at the Special Meeting. You can vote your shares in person at the Special Meeting.

To be certain your vote will be counted, a properly executed proxy card must be received no later than 11:59 p.m. ET, on April 26, 2026.

A shareholder may revoke their proxy at any time prior to its use by submitting a revised proxy card, by giving written notice of revocation to the Secretary of Guggenheim Strategy Funds Trust, by using any electronic, telephonic, computerized or other alternative means to revoke authorized by the Trustees for authorizing the proxy to act or by voting in person at the Special Meeting.

If any other matter is properly presented at the Special Meeting, the persons named in the enclosed proxy card will vote your shares in accordance with their best judgment, including on any proposal to adjourn the Special Meeting. As of the date of this Proxy Statement/Prospectus, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the proposal discussed in this Proxy Statement/Prospectus.

Quorum

The presence of thirty-three and one-third percent (33-1/3%) of the shares of the Acquired Fund entitled to vote constitutes a quorum for the shareholder meeting.

Adjournments

If a quorum is not present at the Special Meeting, if there are insufficient votes to approve any proposal, or for any other reason deemed appropriate by the chairman of the meeting, the Board or the chairman of the Special Meeting may postpone or propose one or more adjournments of the Special Meeting with respect to the Acquired Fund for any reason in accordance with the organizational documents of Guggenheim Strategy Funds Trust and applicable law. The persons named as proxies will vote in favor of such adjournments in their discretion.

Abstentions

If a shareholder abstains from voting as to any matter, then the shares represented by such abstention will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. Abstentions will be counted as present for purposes of a quorum and will have the same effect as votes against the Reorganization. Given that the Acquired Fund’s shareholders are other funds in the Guggenheim Family of Funds, it is not expected that there will be any uninstructed shares (i.e., shares held in street name for which the shareholder does not provide voting instructions or otherwise does not vote).

Shareholder Proposals

The Acquired Fund is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or other applicable law. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is included in a proxy statement will be determined in accordance with applicable U.S. federal and state laws.

Householding

Householding is an option that may be available to certain Acquired Fund investors through their financial intermediary. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer or other financial intermediary if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Prompt execution and return of the enclosed proxy card is requested. A self-addressed postage paid envelope is enclosed for your convenience. You also may vote via telephone or via the Internet. Please follow the voting instructions as outlined on your proxy card.

APPENDIX A

The Form of Agreement and Plan of Reorganization has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Acquired Fund or the Acquiring Fund. In addition, the Agreement and Plan of Reorganization may be revised from that shown here prior to its execution and may be amended after its execution.

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

The Board of Trustees of Guggenheim Funds Trust (“GFT”), a Delaware statutory trust, and the Board of Trustees of Guggenheim Strategy Funds Trust (“GSFT”), a Delaware statutory trust (each, a “Board” and, together, the “Boards”), deem it advisable that Guggenheim Ultra Short Income ETF, a series of GFT (the “Acquiring Fund”), and Guggenheim Strategy Fund II, a series of GSFT (the “Acquired Fund”), engage in the reorganization described below. Guggenheim Partners Investment Management, LLC, the investment manager to each of the Acquired Fund and the Acquiring Fund, has entered into this agreement solely for purposes of Section 10.2.

This agreement is intended to be and is adopted as a plan of reorganization and liquidation (the “Plan”) within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization and liquidation will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein (“Reorganization”), all upon the terms and conditions hereinafter set forth in this Plan.

WHEREAS, the Acquired Fund and the Acquiring Fund (each, a “Fund”) are each a series of an open-end, registered investment management company and the Acquired Fund owns assets that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Board of GFT has determined, with respect to the Acquiring Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund, if any, would not be diluted as a result of this transaction; and

WHEREAS, the Board of GSFT has determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. Transfer of Assets of the Acquired Fund to the Acquiring Fund in Exchange for Acquiring Fund Shares, the Assumption of all of the Acquired Fund’s Liabilities and the Liquidation of the Acquired Fund

1.1  Subject to the requisite approval of the Acquired Fund’s shareholders in accordance with GSFT’s governing documents and any applicable policies and procedures, and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of Acquiring Fund Shares having an aggregate net asset value equal to the value of assets of the Acquired Fund transferred hereunder, less (a) the value of the liabilities of the Acquired Fund; and (b) the value of cash to be distributed to applicable Acquired Fund shareholders in lieu of fractional Acquiring Fund Shares; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 (“Closing Date”).

1.2  The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as assets on the books of the Acquired Fund on the Closing Date (collectively, “Assets”), except for assets having a value equal to the sum of the values in (i)(a)-(b) of paragraph 1.1 hereof.

1.3  The Acquired Fund will endeavor to discharge all of its liabilities and obligations prior to the Closing Date. The Acquiring Fund will assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1 (collectively, “Liabilities”). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have

A-1

distributed all of the sum of its investment company taxable income (computed without regard to any deduction for dividends paid) plus realized net capital gain, if any, required by the Code to be distributed by the Closing Date.

1.4  Immediately after the transfer of Assets provided for in paragraph 1.1, the Acquired Fund will: (i) distribute pro rata to shareholders of record determined as of immediately after the close of business on the Closing Date (“Acquired Fund Shareholders”), the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1 hereto; (ii) distribute cash, as provided in paragraph 1.1. hereto; and (iii) completely liquidate as soon as practicable thereafter. The distribution of Acquiring Fund Shares will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders representing the respective pro rata number of Acquiring Fund Shares due to Acquired Fund Shareholders. All issued and outstanding shares of the Acquired Fund will simultaneously be redeemed and canceled on the books of the Acquired Fund, although interests in shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date, as determined in accordance with paragraph 2.3. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange. For the avoidance of doubt, the Acquiring Fund shall not issue fractional shares, and Acquired Fund shareholders may receive cash in connection with the Reorganization in lieu of fractional Acquiring Fund Shares.

1.5  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s Transfer Agent, as defined in paragraph 3.3. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s current prospectus and statement of additional information.

1.6  Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (“SEC”), the U.S. Commodity Futures Trading Commission, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date.

1.7  GSFT, on behalf of the Acquired Fund, will transfer to the Acquiring Fund any payments or other assets attributable to the Acquired Fund received by GSFT on or after the Closing Date.

2. Valuation

2.1  The value of the Assets shall be the value of such Assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Acquired Fund’s then-current prospectus and statement of additional information, each as may be supplemented, and valuation procedures established by GSFT’s Board.

2.2  The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund’s then-current prospectus and statement of additional information, each as may be supplemented, and valuation procedures established by GFT’s Board.

2.3  The number of the Acquiring Fund Shares to be issued in exchange for the Assets shall be determined by dividing the value of the assets of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1, except for assets having a value equal to the sum of the values in (i)(a)-(b) of paragraph 1.1 hereof, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2. For the avoidance of doubt, the Acquiring Fund shall not issue fractional shares, and Acquired Fund shareholders may receive cash in connection with the Reorganization in lieu of fractional Acquiring Fund Shares.

2.4  All computations of value shall be made by The Bank of New York Mellon, in its capacity as administrative agent for the Acquired Fund and the Acquiring Fund, and shall be subject to confirmation by each Fund’s record keeping agent and by each Fund’s independent accountants.

3. Closing and Closing Date

3.1  The Closing Date shall be on or about April 30, 2026 or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Plan (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. Eastern time. The Closing shall be held at the offices of Guggenheim Investments or at such other time and/or place as the parties may agree.

3.2  GSFT shall direct The Bank of New York Mellon, in its capacity as custodian for the Acquired Fund (“Custodian”), to deliver at the Closing a certificate of an authorized officer stating that the Assets shall have been delivered in proper form or equivalent information to the Acquiring Fund within two business days prior to or on the Closing Date. The Acquired Fund’s portfolio securities

A-2

represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund, which Custodian also serves as the custodian for the Acquiring Fund. The Custodian shall deliver to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (“1940 Act”), or other custodian as authorized under the 1940 Act, in which the Assets are deposited, the Assets deposited with such depositories or other custodian. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date or such other means as agreed by the parties.

3.3  GSFT shall direct BNY Mellon Investment Servicing (US) Inc., in its capacity as transfer agent for the Acquired Fund (“Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund prior to the Closing Date a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund on the Closing Date, or provide other evidence satisfactory to the Acquired Fund as of the Closing Date that such Acquiring Fund Shares have been credited to the Acquired Fund’s accounts on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4  In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Boards, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such date as otherwise agreed by the parties.

3.5  Prior to the Closing, with respect to the Acquiring Fund, GFT shall have authorized the issuance of and shall have issued an Acquiring Fund Share to Guggenheim Investments or its affiliate in consideration of the payment of the offering price of such Acquiring Fund Share, as determined by an officer of GFT, for the purpose of enabling Guggenheim Investments or its affiliate (a) to vote to approve (i) the investment management agreement and any investment subadvisory agreement applicable to the Acquiring Fund, (ii) approve any plan of distribution adopted by the Acquiring Fund pursuant to Rule 12b-1 under the 1940 Act, and (iii) to the extent that the Acquired Fund’s Shareholders have previously authorized the Acquired Fund to operate in accordance with the terms and conditions of the “manager of managers” exemptive order received from the SEC, approve the operation of the Acquiring Fund in accordance with the terms and conditions of the “manager of managers” exemptive order received from the SEC; and (b) take such other steps related to the inception of operations of the Acquiring Fund as deemed necessary or appropriate by the GFT Board. At or prior to the effective time of the Closing, the Acquiring Fund Share issued pursuant to this paragraph 3.5 shall be redeemed by the Acquiring Fund at the offering price of an Acquiring Fund Share.

4. Representations and Warranties

4.1  Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of GSFT, GSFT, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund, as follows:

(a)  The Acquired Fund is duly organized as a series of GSFT, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, with power under GSFT’s Amended and Restated Declaration of Trust and Amended and Restated By-Laws, as amended from time to time, to own all of its Assets and to carry on its business as it is now being conducted;

(b)  GSFT is a registered open-end, management investment company and its registration with the SEC as an investment company under the 1940 Act is in full force and effect;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as are required and have been obtained under the Securities Act of 1933, as amended (“1933 Act”), the Securities Exchange Act of 1934, as amended (“1934 Act”), and the 1940 Act, and such as may be required by state securities laws;

(d)  The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1940 Act and the rules and regulations of the SEC thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to

A-3

be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)  On the Closing Date, GSFT, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, GFT, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(f)  GSFT is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of GSFT’s Amended and Restated Declaration of Trust or Amended and Restated By-Laws, as amended from time to time, or of any agreement, indenture, instrument, contract, lease or other undertaking to which GSFT, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which GSFT, on behalf of the Acquired Fund, is a party or by which it is bound;

(g)  All material contracts or other commitments of the Acquired Fund (other than this Plan and certain investment contracts, including options, futures, swaps and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

(h)  Except as otherwise disclosed in writing to and accepted by GFT, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquired Fund’s knowledge, threatened against GSFT, on behalf of the Acquired Fund, or any of its properties or assets that, if adversely determined, would materially and adversely affect the Acquired Fund’s financial condition or the conduct of its business. GSFT, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions herein contemplated;

(i)  The most recent annual Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund have been audited by Ernst & Young LLP, independent accountants, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP (copies of which have been furnished to the Acquiring Fund along with copies of the most recent semi-annual, unaudited Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund, which also present fairly, in all material respects, the financial condition of the Acquired Fund as of such date), and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j)  Since that date, there has not been any known material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(k)  On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)  For each taxable year of its operation (including the portion of the taxable year through the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared and paid dividends sufficient to distribute all of its investment company taxable income and net capital gains required to be distributed by the Closing Date;

(m)  All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, validly issued, fully paid and non-assessable beneficial interests in the Acquired Fund and have been offered for sale in accordance with GFST’s prospectus in a manner that did not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer

A-4

Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund’s shares;

(n)  The execution, delivery and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of GSFT, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, and this Plan will constitute a valid and binding obligation of GSFT, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; and

(o)  The information to be furnished by the Acquired Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2  Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer of GFT, GFT, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund, as follows:

(a)  The Acquiring Fund is duly organized as a series of GFT, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, with power under GFT’s Amended and Restated Declaration of Trust and Amended and Restated By-Laws, as amended from time to time, to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)  GFT is a registered open-end, management investment company and its registration with the SEC as an investment company under the 1940 Act is in full force and effect and the registration of the Acquiring Fund Shares under the 1933 Act will, as soon as reasonably practicable following the Closing Date, be in full force and effect;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as are required and have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required by state securities laws;

(d)  The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at any time prior to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)  On the Closing Date, GFT, on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund’s assets, if any, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

(f)  GFT is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of GFT’s Amended and Restated Declaration of Trust or Amended and Restated By-Laws, as amended from time to time, or of any agreement, indenture, instrument, contract, lease or other undertaking to which GFT, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which GFT, on behalf of the Acquiring Fund, is a party or by which it is bound;

(g)  Except as otherwise disclosed in writing to and accepted by GSFT, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund’s knowledge, threatened against GFT, on behalf of the Acquiring Fund, or any of its properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. GFT, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated;

(h)  Prior to the Closing Date, the Acquiring Fund will have carried on no business activity and will have had no assets or liabilities other than the payment received from Guggenheim Investments with respect to the initial Acquiring Fund Shares issued to Guggenheim Investments pursuant to paragraph 3.5 above;

A-5

(i)  The Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and shall not take any actions inconsistent with so qualifying as a regulated investment company for its current taxable year that includes the date of the Closing Date;

(j)  All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, validly issued, fully paid and non-assessable beneficial interests in the Acquiring Fund and, following the Closing Date, will be offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(k)  The execution, delivery and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of GFT, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of GFT, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(l)  The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Plan, will on the Closing Date have been duly authorized for issuance and, when issued and delivered, will be validly issued, fully paid and non-assessable beneficial interests in the Acquiring Fund; and

(m)  The information to be furnished by the Acquiring Fund for use in registration statements and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

5. Covenants of the Acquiring Fund and the Acquired Fund

5.1  The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2  GSFT will take all action necessary to obtain Acquired Fund shareholder approval of the transactions contemplated herein.

5.3  The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

5.4  The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

5.5  Subject to the provisions of this Plan, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

5.6  The parties shall cooperate in preparing, and GFT shall file with the SEC, a registration statement on Form N-14 (the “N-14 Registration Statement”) in compliance with the 1933 Act, the 1934 Act, and the 1940 Act, as applicable, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Plan and the transactions contemplated herein.

5.7  As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of Acquiring Fund Shares received at the Closing.

5.8  The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Plan as promptly as practicable.

5.9  GSFT, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as GFT, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) GSFT’s title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) GFT’s title to and possession of all the Assets, and otherwise to carry out the intent and purpose of this Plan.

A-6

5.10  The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky, tax or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.11  The intention of the parties is that the transaction contemplated by this Plan will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of GFT, GSFT, the Acquired Fund or the Acquiring Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or may result in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, GFT, GSFT, the Acquired Fund and the Acquiring Fund shall take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to GFT and GSFT to render the tax opinion required herein (including without limitation, each party’s execution of representations reasonably requested by and addressed to counsel).

6. Conditions Precedent to Obligations of the Acquired Fund

The obligations of GSFT, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at GSFT’s election, to the performance by GFT, on behalf of the Acquiring Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

6.1  All representations and warranties of GFT, on behalf of the Acquiring Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2  GFT, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to GSFT, and dated as of the Closing Date, to the effect that the representations and warranties of GFT, on behalf of the Acquiring Fund, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and as to such other matters as GSFT shall reasonably request;

6.3  GFT, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by GFT, on behalf of the Acquiring Fund, on or before the Closing Date; and

6.4  The Acquired Fund and the Acquiring Fund shall have agreed on the number of Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. Conditions Precedent to Obligations of the Acquiring Fund

The obligations of GFT, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at GFT’s election, to the performance by GSFT, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1  All representations and warranties of GSFT, on behalf of the Acquired Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2  GSFT shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s Assets and Liabilities, as of the Closing Date, certified by the Treasurer of GSFT;

7.3  GSFT, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to GFT and dated as of the Closing Date, to the effect that the representations and warranties of GSFT, on behalf of the Acquired Fund, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and as to such other matters as GFT shall reasonably request;

7.4  GSFT, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by GSFT, on behalf of the Acquired Fund, on or before the Closing Date;

7.5  The Acquired Fund and the Acquiring Fund shall have agreed on the number of Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

A-7

7.6  The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders all of its investment company taxable income and all of its net realized capital gains, if any, required to have been distributed by the Closing Date, including any undistributed investment company taxable income and net realized capital gains from any prior period to the extent not otherwise already distributed.

8. Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to GSFT, on behalf of the Acquired Fund, or GFT, on behalf of the Acquiring Fund, the other party to this Plan shall, at its option, not be required to consummate the transactions contemplated by this Plan:

8.1  The Plan and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of GSFT’s Amended and Restated Declaration of Trust and Amended and Restated By-Laws, applicable Delaware law and the 1940 Act (as applicable), and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, GSFT and GFT, on behalf of either the Acquired Fund or the Acquiring Fund, respectively, may not waive the conditions set forth in this paragraph 8.1;

8.2  On the Closing Date no action, suit or other proceeding shall be pending or, to GFT’s or GSFT’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

8.3  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky and securities authorities, including “no-action” positions of and exemptive orders from such federal and state authorities) deemed necessary by GFT and GSFT to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

8.4  The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5  The registration statement of GSFT with respect to the Acquired Fund shall have been amended to reflect the Reorganization to the extent deemed necessary by an officer of GSFT.

8.6  The parties shall have received an opinion of Dechert LLP, counsel to the Acquired Fund and the Acquiring Fund, dated as of the Closing Date satisfactory to both parties substantially to the effect that, based on certain facts, assumptions and representations of the parties and the existing provisions of the Code, Treasury Regulations promulgated thereunder, current administrative rules, and court decisions, for U.S. federal income tax purposes:

(a)  The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)  Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the assumption of the Stated Liabilities of the Acquired Fund and issuance of Acquiring Fund Shares;

(c)  Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of the assets of the Acquired Fund to the Acquiring Fund solely in exchange for the assumption by the Acquiring Fund of the Acquired Fund’s Stated Liabilities and the Acquiring Fund Shares or upon the distribution (whether actual or constructive) of Acquiring Fund Shares and cash in lieu of fractional Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their Acquired Fund shares;

(d)  Under Section 354 of the Code, no gain or loss will be recognized by any Acquired Fund Shareholder upon the exchange of its Acquired Fund shares for Acquiring Fund Shares (except with respect to cash received in lieu of fractional Acquiring Fund Shares);

(e)  Under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by such Acquired Fund Shareholder immediately prior to the Reorganization (reduced by any amount of tax basis allocable to fractional

A-8

Acquiring Fund Shares for which cash is received). Under Section 1223(1) of the Code, the holding period of Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided the Acquired Fund shares are held as capital assets at the time of the Reorganization;

(f)  Under Section 362(b) of the Code, the tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization. Under Section 1223(2) of the Code, the holding periods of the assets of the Acquired Fund in the hands of the Acquired Fund will include the respective periods during which those assets were held by the Selling Trust on behalf of the Acquired Fund (except to the extent that the investment activities of the Acquiring Fund reduce or eliminate such holding period and except for any assets on which gain is recognized on the transfer to the Acquiring Fund); and

(g)  The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder, if applicable.

Such opinion shall be based on customary assumptions and such representations as Dechert LLP may reasonably request, and each of GFT, the Acquiring Fund, GFST and the Acquired Fund shall cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither GFT, the Acquiring Fund, GSFT nor the Acquired Fund may waive the condition set forth in this paragraph 8.6.

9. Indemnification

9.1  GFT, out of the Acquiring Fund’s assets and property, agrees to indemnify and hold harmless the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Plan.

9.2  GSFT, out of the Acquired Fund’s assets and property, agrees to indemnify and hold harmless the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Plan.

10. Brokerage Fees and Expenses

10.1  The Acquiring Fund and the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein, other than any brokerage fees and expenses incurred in connection with the Reorganization.

10.2  The expenses relating to the proposed Reorganization will be borne by Guggenheim Partners Investment Management, LLC. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparing, printing and distributing the N-14 Registration Statement, proxy solicitation, expenses of holding shareholders’ meetings, legal fees, accounting fees, and securities registration fees. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11. Entire Agreement; Survival of Warranties

11.1  The parties agree that they have not made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, not set forth herein and that this Plan constitutes the entire agreement between the parties.

11.2  The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of the Acquired Fund and Acquiring Fund in Sections 9.1 and 9.2 shall survive the Closing.

12. Termination

A-9

This Plan may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Boards, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Boards, make proceeding with the Plan with respect to such Acquiring Fund or Acquired Fund inadvisable.

13. Amendments

This Plan may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of GFT and GSFT, on behalf of either the Acquiring Fund or the Acquired Fund, respectively; provided, however, that following approval of the Plan by shareholders of the Acquired Fund, pursuant to paragraph 5.2 of this Plan, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Plan to the detriment of such shareholders without their further approval.

14. Notices

Any notice, report, statement or demand required or permitted by any provisions of this Plan shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed to Guggenheim Investments (Attention: Legal) at 227 West Monroe Street, Chicago, IL 60606.

15. Headings; Governing Law; Assignment; Limitation of Liability

15.1  The Article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

15.2  This Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

15.3  This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan. Except as expressly provided otherwise in this Plan, the parties hereto will bear the expenses relating to the Reorganization as set forth in Section 10.2 or as mutually agreed upon.

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed as of the ____ day of _____, 2026.

GUGGENHEIM FUNDS TRUST	GUGGENHEIM STRATEGY FUNDS TRUST
On behalf of the Acquiring Fund:	On behalf of the Acquired Fund:
Guggenheim Ultra Short Income ETF	Guggenheim Strategy Fund II

By:	By:

Name:	Name:
Title:	Title:

GUGGENHEIM PARTNERS
INVESTMENT MANAGEMENT, LLC
Solely for purposes of Section 10.2

By:

Name:
Title:

A-10

APPENDIX B

PRINCIPAL RISKS OF THE ACQUIRED FUND

Asset-Backed Securities Risk—The Fund may invest in asset-backed securities issued by legal entities that are sponsored by banks, investment banks, other financial institutions or companies, asset management firms or funds and are specifically created for the purpose of issuing such asset-backed securities. Investors in asset-backed securities receive payments that are part interest and part return of principal or certain asset-backed securities may be interest-only securities or principal-only securities. These payments typically depend upon the cash flows generated by an underlying pool of assets and vary based on the rate at which the underlying obligors pay off their liabilities under the underlying assets. The pooled assets provide cash flow to the issuer, which then makes interest and principal payments to investors. As a result, these investments involve the risk, among other risks, that the borrower may default on its obligations backing the asset-backed security and, thus, the value of and interest generated by such investment will decline.

Investments in asset-backed securities are subject to many of the same risks that are applicable to investments in certain other types of securities, including currency risk, geographic emphasis risk, high yield and unrated securities risk, leverage risk, prepayment and extension risk and regulatory risk. Asset-backed securities are particularly subject to interest rate, market and credit risks and the risk that non-payment on underlying assets will result in a decline in the value of the asset-backed-security. In addition to the general risks (such as interest rate risk, prepayment risk, extension risk, market risk, credit risk and liquidity and valuation risk) associated with credit or debt securities discussed herein, asset-backed securities are subject to additional risks due to their structure. Asset-backed securities are also subject to liquidity and valuation risk and, therefore, may be difficult to value accurately or sell at an advantageous time or price and involve greater transaction costs and wider bid/ask spreads than certain other instruments. In addition, the assets or collateral underlying an asset-backed security may be insufficient or unavailable in the event of a default and enforcing rights with respect to these assets or collateral may be difficult and costly.

With respect to a loan (such as a mortgage) backing asset-backed securities, when an underlying obligor (such as the homeowner) makes a prepayment, an investor in the securities receives a larger portion of its principal investment back, which means that there will be a decrease in interest payments and the investor may not be able to reinvest the principal it receives as a result of such prepayment in a security with a similar risk, return or liquidity profile. During periods of declining interest rates, asset-backed securities are more likely to be called or prepaid (or otherwise paid earlier than expected due to the sale of the underlying property, refinancing, or foreclosure), which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate and the loss of any premium paid on the investment. Accordingly, the Fund’s ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition to prepayments, the underlying assets owned by an issuer of asset-backed securities are subject to the risk of defaults, and both defaults and prepayments may shorten the securities’ weighted average life and may lower their return, which may adversely affect the Fund’s investment in the asset-backed securities.

Loans made to lower quality borrowers, including those of sub-prime quality, may be underlying assets for an asset-backed security. Loans to such borrowers involve a higher risk of default. As a result, values of asset-backed securities backed by lower quality loans are more likely than others to suffer significant declines due to defaults, delays or the perceived risk of defaults or delays.

The value of asset-backed securities backed by sub-prime loans have in the past declined, and may in the future decline, significantly during market downturns. The value of asset-backed securities held by the Fund also may change because of actual or perceived changes in the reputation, creditworthiness or financial viability or solvency of the underlying asset obligors, the originators, the servicing agents, the financial institutions, if any, providing credit support, or swap counterparties in the case of synthetic asset-backed securities or the servicing practices of the servicing agent. Issuers of asset-backed securities may also have limited ability to enforce the security interest in the underlying assets and certain asset-backed securities do not have the benefit of a security interest in underlying collateral nor a government guarantee. In addition, the insurer or guarantor (if any) of an asset-backed security may fail to meet their obligations due to, for example, unanticipated legal or administrative challenges in enforcing contracts or because of damage to the collateral securing certain contracts.

Further, credit risk retention requirements for asset-backed securities may increase the costs to originators, securitizers and, in certain cases, asset managers of securitization vehicles in which the Fund may invest. Although the impact of these requirements is difficult to measure, certain additional costs may be passed to the Fund and the Fund’s investments in asset-backed securities may be adversely affected. Domestic or foreign regulatory developments could materially impact the value of the Fund’s investment in an asset-backed security, expose the Fund to additional costs and require changes to investment practices, thereby adversely affecting the Fund’s performance. Other regulatory, legislative or governmental actions may also adversely impact investments in asset-backed securities.

In addition, investments in asset-backed securities entail additional risks relating to the underlying pools of assets, including credit risk, default risk (such as a borrower’s default on its obligation and the default, failure or inadequacy or unavailability of a guarantee, if any, underlying the asset-backed security intended to protect investors in the event of default) and prepayment and extension risk with respect to the underlying pool or individual assets represented in the pool. The underlying assets of an asset-backed security may include, without limitation, residential or commercial mortgages, motor vehicle installment sales or installment loan contracts, leases of various types of real, personal and other property, receivable from credit card agreements and automobile finance agreements, student loans, consumer loans, and income from other income streams, such as income from business loans. Moreover, additional risks relating to investments in asset-backed securities may arise principally because of the type of asset-backed securities in which the Fund invests, with such risks primarily associated with the particular assets collateralizing the asset-backed securities (such as their type or nature), the structure of such asset-based securities, or the tranche or priority of the asset-backed security held by the Fund (with junior or equity tranches generally carrying higher levels of risk).

For example, collateralized mortgage obligations (“CMOs”), which are mortgage-backed securities (“MBS”) that are typically collateralized by mortgage loans or mortgage pass-through securities and multi-class pass-through securities, are commonly structured as equity interests in a trust composed of mortgage loans or other MBS. CMOs are usually issued in multiple classes, often referred to as “tranches,” with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. As a result of these and other structural characteristics of CMOs, CMOs may have complex or highly variable prepayment terms, such as companion classes, interest only or principal only payments, inverse floaters and residuals. These investments generally exhibit similar risks to those of MBS but entail greater market, prepayment and liquidity risks than other MBS, and may be more volatile or less liquid than other MBS. CMOs are further subject to certain risks specific to these securities. For example, the average life of CMOs is typically determined using mathematical models that incorporate prepayment and other assumptions that involve estimates of future economic and market conditions, which may prove to be incorrect, particularly in periods of heightened market volatility. Further, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities, resulting in price fluctuations greater than what would be expected from interest rate movements alone. In addition, asset-backed securities backed by aircraft loans and leases may provide the Fund with a less effective security interest in the related underlying collateral than do mortgage-related securities and, thus, it is possible that recovery on repossessed collateral might be unavailable or inadequate to support payments on these asset-backed securities. In addition to the risks inherent in asset-backed securities generally, risks associated with aircraft securitizations include but are not limited to risks related to commercial aircraft, the leasing of aircraft by commercial airlines and the commercial aviation industry generally. With respect to any one aircraft, the value of such aircraft can be affected by the particular maintenance and operating history for the aircraft or its components, the model and type of aircraft, the jurisdiction of registration (including legal risks, costs and delays in attempting to repossess and export such aircraft following any default under the related loan or lease) and regulatory risk. With respect to the airline industry generally, economic and public health situations may at times result in widespread travel restrictions and reduced travel demand, which adversely affects the value and liquidity of aircraft securitizations. The Fund may invest in these and other types of asset-backed securities that may be developed in the future.

The general effects of inflation on the United States economy can be wide ranging, and may be evidenced from time to time by rising interest rates, wages, and costs of consumer goods and necessities. The long-term effects of inflation on the general economy and on any individual obligor are unclear, and in certain cases, rising inflation may affect an obligor’s ability to repay its related loan or obligation, thereby reducing the amount received by the holders of asset-backed securities with respect to such loan. Additionally, increased rates of inflation may negatively affect the value of certain asset-backed securities in the secondary market. In addition, during periods of declining economic conditions, losses on obligations underlying asset-backed securities generally increase.

Mortgage-backed securities generally are classified as either Commercial mortgage-backed securities (“CMBS”) or Residential mortgage-backed securities (“RMBS”), each of which are subject to certain specific risks. CMBS and RMBS are also subject to risks similar to those associated with investing in real estate, such as the possible decline in the value of (or income generated by) the real estate, variations in rental income, fluctuations in occupancy levels and demand for properties or real estate-related services, changes in interest rates and changes in the availability or terms of mortgages and other financing that may render the sale or refinancing of properties difficult or unattractive. More details with respect to risks associated with investments in real estate are discussed under “Real Estate Risk” below.

MBS, including CMBS and RMBS, are subject to the risks of asset-backed securities generally and are particularly sensitive to credit risk, changes in interest rates and developments in the commercial or residential real estate markets, and the overall market and other economic developments (e.g., a rise in unemployment rate may cause a rise in delinquencies in mortgages underlying mortgage-related securities). For example, changing interest rates tend to adjust the duration of fixed-rate mortgage-backed securities. As a result, a changing interest rate environment can cause the prices of mortgage-backed securities to be increasingly volatile and increase the risk that payments on principal may occur more quickly (or earlier) or slower (or later) than expected, each of which may adversely affect the Fund’s holdings of mortgage-backed securities. For example, a rising interest rate environment will generally cause the average life of these securities to extend, which may lock in a below-market interest rate, increase the security’s duration and increase sensitivity to further interest rate changes. This may negatively affect the Fund’s returns because the value of the security decreases when principal payments are made later than expected. In addition, because principal payments are made later than expected, the Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Rising interest rates generally result in a decline in the value of mortgage-backed securities, such as MBS. In addition, in general, a decline of housing values and other economic developments (such as a rise in unemployment rates or a slowdown in the overall economy) may cause delinquencies or non-payment in mortgages (particularly sub-prime and non-prime mortgages) underlying MBS, which would likely adversely impact the ability of the issuer to make principal and/or interest payments timely or at all to holders of MBS and negatively affect the Fund’s investments in such MBS. Income from and values of commercial and residential MBS also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments, as well as reduced demand for properties.

Cash and Cash Equivalents Risk — When all or a portion of the Fund’s assets are allocated to cash or cash equivalents, the Fund’s potential for gain during a market upswing may be limited or the Fund may not participate in the market upswing and there is a possibility that the Fund will be unable to keep pace with inflation. Cash equivalents include, among other things, shares in money market funds that invest in short-term, high-quality instruments, the value of which generally are tied to changes in interest rates. Cash equivalents are not guaranteed as to principal or interest, and the Fund could lose money through these investments.

Collateralized Loan Obligations and Collateralized Debt Obligations Risk—A collateralized loan obligation (“CLO”) is an asset-backed security whose underlying collateral is comprised primarily of commercial loans. Such loans may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, some of which may be below investment grade or equivalent unrated loans. Investments in CLOs carry many of the same risks as investments in loans directly, such as interest rate risk, prepayment risk, extension risk, market risk, credit risk and liquidity and valuation risks, and the risk of default. However, the Fund’s investment in CLO securities carries additional risks due to the complex structure and highly leveraged nature of a CLO, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLO classes that are subordinate to other classes; and (iv) the complex structure of the CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, the Fund’s investment in CLO securities will provide it with indirect exposure to the underlying commercial or other loans; this indirect investment structure presents certain risks to the Fund. For example, the Fund’s interest in CLO securities may be less liquid than the commercial loans held by the CLO; thus, it may be more difficult for the Fund to dispose of CLO securities than it would be for the Fund to dispose of commercial loans if it held such commercial loans directly. Additionally, CLOs normally charge management fees and administrative expenses, which fees and expenses would be borne by the Fund.

CLOs issue classes or “tranches” that vary in risk and yield. The most senior tranches have the lowest yield but the lowest level of risk relative to the other tranches, as they are senior in priority to the more junior tranches with respect to payments made by the CLO. However, it is possible that a senior tranche of a CLO could experience losses, particularly in stressed market conditions, due to defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool, increased sensitivity to defaults due to collateral default, market anticipation of defaults and investor aversion to CLO securities as an asset class. Conversely, the most subordinated tranches, such as equity tranches, have the highest potential yield relative to the other tranches but also the highest level of risk relative to the other tranches, as they are the lowest in the priority of payments. Thus, losses on underlying assets are borne first by the holders of the most subordinate tranche, followed by the second-most subordinated tranche, and so forth. Subordinated tranches, in particular, are not guaranteed by another party. There can be no assurance that distributions on the assets held by the CLO will be sufficient to make any distributions or that the yield on the subordinated tranches will meet the Fund’s expectations. Investments in the subordinated tranche of a CLO are generally less liquid than CLO debt tranches and subject to extensive transfer restrictions, and there may be no market for subordinated tranches. Therefore, the Fund may be required to hold subordinated tranches for an indefinite period of time or until their stated maturity. A CLO may experience substantial losses attributable to loan defaults or sales of underlying assets at a loss (due to a decline in market value of such assets or otherwise). The Fund’s investment in a CLO may decrease in market value or income because of, among other developments, (i) loan defaults or credit impairment; (ii) losses that exceed the subordinate tranches; (iii) an event of default occurring under a CLO, which could lead to acceleration and/or liquidation of the assets at a loss; (iv) market anticipation of defaults; (v) investor aversion to CLO securities as a class; and (vi) poor performance of the CLO’s manager. These risks may be magnified depending on the tranche of CLO securities in which the Fund invests. For example, investments in a junior tranche of CLO securities will likely be more sensitive to loan defaults or credit impairment than investments in more senior tranches. Senior tranches are also subject to the risk that junior tranches may disappear, eliminating the protection such junior tranches normally provide more senior tranches.

CLOs are managed by investment advisers independent of the Investment Manager. CLO managers are responsible for selecting, managing and replacing the underlying loans within a CLO. CLO managers may have limited operating histories, may be subject to conflicts of interests, including managing the assets of other clients or other investment vehicles, or receiving fees that incentivize maximizing the yield, and indirectly the risk, of a CLO. Adverse developments with respect to a CLO manager, such as personnel and resource constraints, regulatory issues or other developments that may impact the ability and/or performance of the CLO manager, may adversely impact the performance of the CLO securities in which the Fund invests.

In addition, newly issued CLOs purchased in the primary market typically experience delayed or extended settlement periods. In the period following such a purchase and prior to settlement these CLOs may be considered less liquid than similar CLOs available in the secondary market. In such circumstances the Fund bears a risk of loss if the value of the CLO declines before the settlement date or if the Fund is required to sell the CLO prior to settlement. There is also the risk that the security will not be issued or that the counterparty will not meet its obligation, resulting in a loss of the investment opportunity.

Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and are subject to similar risks as CLOs, but are backed by pools of assets that are debt securities rather than commercial loans. Such debt securities typically include bonds, bank loans, other structured finance securities (including other asset-backed securities, securities backed by commercial real estate, and other CLOs) and/or synthetic instruments. CDOs are often highly leveraged, and like CLOs, the risks of investing in CDOs may be magnified depending on the tranche of CDO securities held by the Fund. The nature of the risks of CDOs depends largely on the type and quality of the underlying collateral and the tranche of CDOs in which the Fund may invest. CDOs collateralized by pools of structured finance securities carry many of the same risks as investing in structured finance securities directly, including losses with respect to the collateral underlying those asset-backed securities. However, in addition to the risk associated with investing in structured finance securities directly, CDOs are exposed to additional layers of risk. For example, because CDOs incur indebtedness by issuing classes or “tranches” that vary in risk and yield, a CDO is exposed to both the risk of defaults associated with the structured finance securities it holds, as well as the risk of defaults on the underlying assets held by the relevant structured finance vehicles. In addition, certain CDOs may not hold their underlying collateral directly, but rather use derivatives such as swaps to create “synthetic” exposure to the collateral pool. Such CDOs are exposed to the risks associated with derivative instruments.

In addition, investments in CLOs and CDOs expose the Fund to risks similar to fixed income securities and also will expose the Fund to financial leverage and, thus expose the Fund to the risks associated with financial leverage (such as higher risk of volatility and magnified financial losses). CLOs, CDOs and their underlying loan obligations are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially subjecting them to increased liquidity risk as compared to other types of investments. As a result, the proceeds from the sale of CLO securities may not be readily available to meet the Fund’s redemption or other obligations and the Fund may be unable to acquire or dispose of the securities at a price and time that are advantageous to the Fund. Further, the complex nature of CLOs and CDOs may lead to disputes with the issuer or other investors and/or unexpected investment results. CLOs and CDOs are also subject to the risk that distributions from the underlying collateral may be inadequate to make interest or other payments and that the underlying collateral may default or decline in value or quality and may be subject to risks associated with investments in high yield, below investment grade and unrated securities. The risks associated with these investments depend in part on the types of collateral underlying the CLO or CDO and the class or tranche in which the Fund invests, with certain classes or tranches being subject to heightened risks.

Commercial Mortgage-Backed Securities—CMBS are collateralized by one or more commercial mortgage loans. Banks and other lending institutions typically group the loans into pools and interests in these pools are then sold to investors, allowing the lender to have more money available to loan to other commercial real estate owners. Commercial mortgage loans may be secured, for example, by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings. The value of, and income generated by, investments in CMBS are subject to the risks of asset-backed securities and mortgage-related securities generally, in particular credit risk and interest rate risk, and the commercial real estate markets and the real estate securing the underlying mortgage loans. Economic downturns, rises in unemployment, tightening lending standards, increased interest and lending rates, developments adverse to the commercial real estate markets, and other developments that limit or reduce the activities of and demand for commercial retail and office spaces (including continued or expanded remote working arrangements) as well as increased maintenance or tenant improvement costs and costs to convert properties for other uses adversely impact these investments. For example, economic decline in the businesses operated by the tenants of office or retail properties may increase the likelihood that the tenants may be unable to pay their rent or that properties may be unable to attract or retain tenants at all or on favorable terms for the commercial real estate owners, resulting in vacancies (potentially for extended periods) and losses. These developments could also result from, among other things, population shifts and other demographic changes, changing tastes and preferences as well as cultural, technological, working or economic and market developments. In addition, changing interest rate environments and associated changes in lending standards and higher refinancing rates may adversely affect the commercial real estate and CMBS markets. Moreover, mortgage-related securities, including CMBS, are subject to (in some cases to a greater extent) general investment, economic, market and/or geopolitical risks that affect general economic conditions and financial markets, such as pandemics, armed conflicts, energy supply or price disruptions, natural disasters and man-made disasters, which may have a significant effect on the underlying commercial mortgage loans and real estate. In addition, adverse developments in the local, regional and national economies affect consumer spending and can have a significant effect on the success of a retail space. Further, increased competition in the market of a retail property through the addition of competing properties nearby can adversely impact the success of a retail property, even if the local, regional and national economies are doing well. Retail properties are also subject to conditions that could negatively affect the retail sector, such as increased unemployment, increased federal income and payroll taxes, increased health care costs, increased state and local taxes, increased real estate taxes, industry slowdowns, lack of availability of consumer credit, weak income growth, increased levels of consumer debt, poor housing market conditions, adverse weather conditions, natural disasters, plant closings, and other factors. Similarly, local real estate conditions, such as an oversupply of, or a reduction in demand for, retail space or retail goods, and the supply and creditworthiness of current and prospective tenants may negatively impact those retail properties. The occurrence of any of the foregoing or similar developments would increase the risks associated with these investments, such as the default risk for the properties and loans underlying the CMBS investments, and adversely impact the value of, and income generated by, these investments and the underlying properties or loans. These developments could also result in reduced liquidity for CMBS. CMBS are also subject to the risk that the value of, and income generated by, such securities will decline because, among other things, the securities are not issued or guaranteed as to principal or interest by the U.S. government or a government sponsored enterprise and, thus, would be subject to similar risks as non-agency MBS as described below. CMBS often are issued in the form of several different tranches. Depending on their respective seniority, individual tranches are subject to increased (and sometimes different) credit, prepayment and liquidity and valuation risks as compared to other tranches. CMBS are subject to credit, prepayment and liquidity and valuation risks and may experience greater price volatility than other types of asset-backed securities or MBS. CMBS are also subject to risks associated with investments in asset-backed securities.

Commercial Paper Risk—The value of the Fund’s investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Commercial paper is typically repaid with the proceeds from the issuance of new commercial paper. Thus, investments in commercial paper are subject to the risk (commonly referred to as rollover risk) that the issuer will be unable to issue sufficient new commercial paper to meet the repayment obligations under its outstanding commercial paper. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates. As with other debt securities, there is a risk that the issuer of commercial paper will default completely on its obligations. Commercial paper is generally unsecured and, thus, is subject to increased credit risk. The Fund may have limited or no recourse against the issuer of commercial paper in the event of default. The Fund may invest in commercial paper collateralized by other financial assets, such as asset-backed commercial paper. These securities are exposed not only to the risks relating to commercial paper, but also the risks relating to the collateral.

Convertible Securities Risk—Convertible securities, debt or preferred equity securities convertible into, or exchangeable for, equity securities, are generally preferred stocks and other securities, including fixed-income securities and warrants that are convertible into or exercisable for common stock. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree, and are subject to the risks associated with debt and equity securities, including interest rate, market and issuer risks. For example, if market interest rates rise, the value of a convertible security usually falls. Certain convertible securities may combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Convertible securities may be lower-rated securities subject to greater levels of credit risk. A convertible security may be converted before it would otherwise be most appropriate, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

“Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.

Counterparty Credit Risk—Counterparty risk is the risk that a counterparty to a Fund transaction (e.g., prime brokerage or securities lending arrangement or derivatives transaction) will be unable or unwilling to perform its contractual obligation to the Fund. The Fund may invest in financial instruments and derivatives involving counterparties for the purpose of seeking to gain exposure to a particular group of securities, index, asset class or reference asset without actually purchasing those securities or investments, or seeking to hedge a position. Such financial instruments may include, among others, total return, index, interest rate, and credit default swap agreements. The Fund may use counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, or if exercising contractual rights involves delays or costs for the Fund, the value of your shares in the Fund may decrease. Such risk is heightened in market environments where interest rates are changing, notably when rates are rising. Counterparty credit risk also includes the related risk of having concentrated exposure to such a counterparty.

The Fund bears the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties of the counterparties’ other trading partners or borrowers.

Credit Risk—The Fund could lose money if the issuer or guarantor of a debt instrument, a counterparty to a derivatives transaction or other transaction (such as a repurchase agreement or a loan of portfolio securities or other instruments) or other obligor to the Fund is unable or unwilling, or perceived (whether by market participants, rating agencies, pricing services or otherwise) to be unable or unwilling, to pay interest or repay principal on time or defaults or otherwise fails to meet its obligations. The risk that such issuer, guarantor or counterparty is less willing or able to do so is heightened during adverse economic conditions and in market environments where interest rates are changing, notably when rates are rising or when refinancing obligations becomes more challenging. If an issuer fails to pay interest, the Fund’s income would likely be reduced, and if an issuer fails to repay principal, the value of the instrument and income generated by the instrument likely would fall and the Fund could lose money, including potentially the entire value of the investment. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer or guarantor deteriorates. This risk is especially acute with respect to high yield, below investment grade and unrated high risk debt instruments (which also may be known as “junk bonds”), whose issuers are particularly susceptible to fail to meet principal or interest obligations. Issuers of unrated securities, municipal issuers with significant debt services requirements in the near- to mid-term and issuers with less capital and liquidity to absorb additional expenses may have greater credit risk. In addition, under adverse market or economic conditions, an increasing number of issuers may be unprofitable, have little cash on hand and/or are unable to pay the interest owed on their debt obligations and the number of such issuers may increase if demand for their goods and services falls, borrowing costs rise due to governmental action or inaction or other reasons. Also, the issuer, guarantor or counterparty may suffer adverse changes in its financial condition, the value of its assets, prospective earnings or reduced demand for its goods and services or be adversely affected by economic, political, public health or social conditions that could lower the credit quality (or the market’s perception of the credit quality) of the issuer or instrument, guarantor or counterparty, leading to greater volatility in the price of the instrument and in shares of the Fund. Although credit quality may not accurately reflect the true credit or liquidity risk of an instrument (e.g., an issuer with a high credit rating may in fact be exposed to heightened levels of credit or liquidity risk), credit quality (and risks) may change over time and a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s value, price volatility and liquidity and make it more difficult for the Fund to sell at an advantageous price or time. The risk of the occurrence of these types of events is heightened during adverse economic conditions and in market environments where interest rates are changing, notably when rates are rising. Any applicable limitation on the credit quality of an issuer or instrument in which the Fund may invest is applied at the time the Fund purchases the instrument. The Fund may also be subject to credit spread risk, which is the risk that economic and market conditions, or any actual or perceived credit deterioration, may lead to an increase in credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in the price of an issuer’s securities.

The degree of credit risk depends on the particular instrument, the adequacy or lack of collateral or credit enhancements and the financial condition of the issuer, guarantor (including the guarantor of the collateral or credit enhancement, if any) or counterparty and terms of the obligation, which are often reflected in its credit quality, and may change over time. Credit quality is a measure of the issuer’s expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating is generally regarded as having a very strong capacity with respect to making all payments. An issuer with the second-highest credit rating is generally regarded as having a strong capacity to make all payments, but the degree of safety is somewhat less. An issuer with the lowest credit quality rating may be in default or have extremely poor prospects of making timely payment of interest and principal. Credit ratings assigned by rating agencies are based on a number of factors and subjective judgments and therefore do not necessarily represent an issuer’s actual financial condition or the volatility or liquidity of the security. Although higher-rated securities generally present lower credit risk as compared to lower-rated or unrated securities, an issuer with a higher credit rating may in fact be exposed to heightened levels of credit or liquidity risk. Credit ratings (or average credit risk of a portfolio) may not be an accurate assessment of liquidity or credit risk and do not reflect market risk. Credit ratings are subject to change. The downgrade of the credit rating of a security or of the issuer of a security held by the Fund may decrease its value and liquidity, potentially suddenly and significantly. The downgrade of the credit rating of a security or of the issuer of a security held by the Fund may decrease its value and liquidity. Measures such as “average credit quality” may not accurately reflect the true credit risk of the Fund. This is especially the case if the Fund consists of securities with widely varying credit ratings. Therefore, if the Fund has an average credit rating that suggests a certain credit quality, the Fund may in fact be subject to greater credit risk than the average would suggest. See Appendix A of the SAI for a further discussion of the meaning of the different credit quality ratings.

Investment grade instruments are debt instruments that have been determined by a nationally recognized statistical rating organization to have a medium to high probability of being paid (although there is always a risk of default) or, if unrated, have been determined by the Investment Manager to be of comparable quality. Credit ratings are only opinions of the agencies or organizations issuing them and are not absolute guarantees as to quality. Investment grade instruments are designated “BBB”, “A”, “AA” or “AAA” by Standard & Poor’s Ratings Group, Fitch Investors Service, Inc., DBRS Ltd., Morningstar Credit Ratings, LLC and Kroll Bond Rating Agency, Inc., “Baa”, “A”, “Aa” or “Aaa” by Moody’s Investors Service (“Moody’s”), and “bbb”, “a”, “aa”, or “aaa” by A.M. Best Company, or an equivalent rating by any other nationally recognized statistical rating organization, or have been determined by the Investment Manager to be of comparable quality. If nationally recognized statistical rating organizations assign different ratings to the same instrument, the Fund will use the higher rating for purposes of determining the instrument’s credit quality. The Investment Manager’s credit analysis may include evaluating factors such as an issuer’s debt service coverage (i.e., its ability to make interest payments on its debt), the issuer’s cash flow, general economic factors and domestic and global market conditions.

The loans and debt instruments in which the Fund may invest include those (i) rated lower than investment grade credit quality, e.g., rated lower than “Baa” category by Moody’s or “BBB” category by Standard & Poor’s Corporation, or have been issued by issuers who have issued other debt instruments which, if rated, would be rated lower than investment grade credit quality or (ii) unrated but the borrowers and their other loans typically are rated below investment grade. Investment decisions will be based largely on the credit risk analysis performed by the Investment Manager and not on rating agency evaluations. This analysis may be difficult to perform. Information about many loans and their issuers generally is not available in the public domain because many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Thus, little public information typically exists about these companies. Generally, however, these issuers are required to provide certain financial information to lenders, and certain information may be available from other participants or agents in the loan marketplace. If the Fund purchases an unrated instrument or if the credit quality rating of an instrument declines after purchase, the Fund will rely on its analysis of the instrument’s credit risk more heavily than usual.

If an issuer, guarantor or counterparty declares bankruptcy or is declared bankrupt, the Fund would be adversely affected in its ability to receive principal or interest owed or otherwise to enforce the financial obligations of the other party. The Fund may be subject to increased costs associated with the bankruptcy process and experience losses as a result of the deterioration of the financial condition of the issuer, guarantor or counterparty. The risks to the Fund related to such bankruptcies are elevated during periods of adverse markets, economic and similar developments.

Currency Risk—The Fund’s direct or indirect exposure to foreign currencies, including through ownership of securities of foreign issuers, subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad. When the Fund seeks exposure to foreign currencies through foreign currency contracts and related transactions, the Fund becomes particularly susceptible to foreign currency value fluctuations, which may be sudden and significant, and investment decisions tied to currency markets. In addition, these investments are subject to the risks associated with derivatives and hedging the impact on the Fund of fluctuations in the value of currencies may be magnified. To the extent the Fund seeks to hedge currency risk, the Fund may incur increased implied transaction costs.

Derivatives Risk—The Fund may invest in derivatives, such as swaps, futures contracts and options contracts and other similar instruments described in the Fund’s principal investment strategies, to pursue its investment objective and to create economic leverage in the Fund, to seek to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates, currency rates, etc., to seek to change the effective duration of the Fund’s portfolio, to seek to manage certain investment risks, as a substitute for the purchase or sale of securities or currencies, and/or to obtain or replicate market exposure. The use of such derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) exposes the Fund to risks in addition to and greater than those associated with investing directly in the instruments underlying those derivatives, including risks relating to leverage, market conditions and market risk, imperfect correlation (imperfect correlations with underlying instruments or the Fund’s other portfolio holdings), high price volatility, lack of availability, counterparty credit, illiquidity, valuation, operational and legal restrictions and risk. The use of such derivatives may also expose the Fund to the performance of securities that the Fund does not own. The skills necessary to successfully execute derivatives strategies may be different from those for more traditional portfolio management techniques. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative may also create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Use of derivatives may also cause the Fund to be subject to additional regulations, which may generate additional Fund expenses. These practices also entail transactional expenses and may cause the Fund to realize higher amounts of short-term capital gains than if the Fund had not engaged in such transactions. The markets for certain derivatives, including those located in certain foreign countries, are relatively new and still developing, which may expose the Fund to increased counterparty credit and liquidity risks.

Certain of the derivatives in which the Fund invests are traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are complex and often valued subjectively, which exposes the Fund to heightened credit, legal, liquidity, mispricing and valuation risks. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. In addition, OTC derivative instruments are often highly customized and tailored to meet the needs of the Fund and its trading counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. Similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts. Certain derivatives are subject to mandatory exchange trading and/or clearing, which exposes the Fund to the credit risk of the clearing broker or clearinghouse. While exchange trading and central clearing are intended to reduce counterparty credit risk and to increase liquidity, they do not make derivatives transactions risk-free. Certain risks also are specific to the derivatives in which the Fund invests.

Forward Foreign Currency Exchange Contracts Risk—A forward foreign currency exchange contract is an OTC obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Forward foreign currency exchange contracts can be used to reduce the Fund’s exposure to changes in the value of the currency it will deliver, to shift exposure to foreign currency fluctuations from one currency to another or to increase the Fund’s exposure to changes in the value of the currency that it will receive for the duration of the contract. Foreign currency transactions can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict the Fund’s ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. Also, there have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. A contract to sell a foreign currency would limit any potential gain that might be realized if the value of the currency increases. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time. A Fund engaging in forward foreign currency exchange contracts will be subject to counterparty credit risk and any failure to perform by a counterparty could result in a loss to the Fund. Such transactions may be physically-settled or cash-settled. In addition, forward foreign currency exchange contracts are frequently short in duration but may be entered into or longer times. Such transactions are also typically entered into bilaterally on the OTC market but may be cleared in some circumstances.

Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement (i.e., payment of the gain or loss on the contract). Futures are often used to manage or hedge risk because they enable an investor to buy or sell an asset in the future at an agreed-upon price. Futures also are used for other reasons, such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities or other instruments; and to adjust portfolio duration. Futures are subject to correlation risk. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Futures markets can be highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”). Exchanges can limit the number of futures and options that can be held or controlled by the Fund or the Investment Manager, thus limiting the ability to implement the Fund’s strategies. Futures are also subject to leveraging risk and can be subject to liquidity risk.

Hybrid Securities—Hybrid instruments combine the characteristics of securities, futures and options. Typically, a hybrid instrument combines a traditional stock, bond or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied to the price of some security, commodity, currency, securities index, interest rate or some other economic factor. Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging and increased total return. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.

Options Risk—The buyer of an option acquires the right, but not the obligation, to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. Options are often used to manage or hedge risk because they enable an investor to buy or sell an asset in the future at an agreed-upon price. Options also are used for other reasons, such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities or other instruments; and to adjust portfolio duration.

Options are subject to correlation risk. The writing and purchasing of options is a highly specialized activity as the successful use of options depends on the Investment Manager’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Investment Manager, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling put and call options can be more speculative than investing directly in securities.

Swap Agreements Risk—Swap agreements are contracts for periods ranging from one day to more than one year and may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps subject to mandatory central clearing, must be traded on a designated contract market or swap execution facility. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Fund may enter into swap agreements, including, but not limited to total return swaps, index swaps, interest rate swaps, municipal market data rate locks, and credit default swaps. The Fund may utilize swap agreements in an attempt to gain exposure to certain securities without purchasing those securities to speculate on the movement of such securities or to hedge a position. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, largely due to the fact they could be considered illiquid and many swaps currently trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks and could result in substantial losses to the Fund. In addition, the Fund may pay fees or incur costs each time it enters into, amends or terminates a swap agreement.

As noted above, certain standardized swaps are subject to mandatory exchange trading and central clearing. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, could increase the cost of swap transactions to the Fund and impose added operational complexity. The Dodd-Frank Act and related regulatory developments require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and the U.S. Securities and Exchange Commission (“SEC”) have defined as “swaps.” In addition, the CFTC adopted position limits rules that could limit the ability of the Fund to place certain trades. It is possible that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. These limitations could adversely affect the operations and performance of the Fund.

Dollar Roll Transaction Risk—The Fund may enter into dollar roll transactions, in which the Fund sells a mortgage-backed or other security for settlement on one date and buys back a substantially similar security (but not the same security) for settlement at a later date. The Fund gives up the principal and interest payments on the security, but may invest the sale proceeds, during the “roll period.” When the Fund enters into a dollar roll transaction, any fluctuation in the market value of the security transferred or the securities in which the sales proceeds are invested can affect the market value of the Fund’s assets, and therefore, the Fund’s NAV. Dollar roll transactions may sometimes be considered to be the practical equivalent of borrowing and constitute a form of leverage. Dollar roll transactions also involve the risk that the market value of the securities the Fund is required to deliver may decline below the agreed upon repurchase price of those securities. In addition, in the event that the Fund’s counterparty becomes insolvent or otherwise unable or unwilling to perform its obligations, the Fund’s use of the proceeds may become restricted pending a determination as to whether to enforce the Fund’s obligation to purchase the substantially similar securities.

Emerging Markets Risk—The Fund may invest in securities in emerging markets, which are subject to the risks of investing in foreign securities to a greater degree as well as additional risks. Investing in securities in emerging markets countries generally entails greater risks of loss or inability to achieve the Fund’s investment objective than investing in securities in developed markets countries, such as increased economic, political, regulatory or other uncertainties. These risks are elevated at times based on macro-economic and geopolitical conditions, and include: (i) less social, political and economic stability (including the lack or inadequacy of the ability to remedy natural or man-made disasters, such as pandemics or climate change) and potentially more volatile currency exchange rates, currency blockage or transfer restrictions and currency devaluation; (ii) the small size of and lack of development of the markets for such securities, limited access to investments in the event of market closures (including due to local holidays), potentially low or nonexistent volume of trading, and less established financial market operations, which may result in a lack of liquidity, greater price volatility, higher brokerage and other transaction costs and delay in settlements or otherwise less developed settlement systems; (iii)

national policies (including sanctions programs or tariffs) which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, and trade barriers; (iv) foreign taxation; (v) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available to the Fund or impediments to bringing litigation or enforcing judgments) for investment losses and injury to private property, or otherwise less developed legal systems; (vi) confiscation, expropriation and nationalization of private properties; (vii) lower levels of government regulation, which could lead to market manipulation or disruption, and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements and standards, which limit the quality, reliability and availability of financial information, and limited information about issuers and securities; (viii) increased difficulty in valuation of securities in emerging markets; (ix) high rates of inflation for prolonged periods; (x) heightened sensitivity to adverse political (including geopolitical) or social events and conditions affecting the global economy and the region where an emerging market is located compared to developed market securities, which can change suddenly and significantly, and periods of economic, social or political instability; (xi) particular sensitivity to global economic conditions, including adverse effects stemming from recessions, depressions or other economic crises, or armed conflicts, or reliance on international or other forms of aid, including trade, taxation and development policies; and (xii) heightened risks of war and ethnic, religious and racial conflicts.

To the extent that the economy of an emerging market is particularly dependent on one or a few commodities or industries, any adverse events affecting those particular commodities or industries will negatively impact the profitability of issuers economically tied to that emerging market. In addition, government actions with respect to financial markets and economies in emerging markets or assets and foreign ownership of emerging market companies could adversely affect trading conditions for, and the values of, emerging market securities or otherwise negatively impact investments in such securities. Sovereign debt of emerging countries may be in default or present a greater risk of default, the risk of which is heightened in market environments where interest rates are changing, notably when rates are rising. Such emerging market countries could also subject the Fund to greater risk associated with the custody of its securities than developed markets, which may adversely affect the Fund. The Fund may also be subject to credit spread risk, which is the risk that economic and market conditions, or any actual or perceived credit deterioration, may lead to an increase in credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in the price of an issuer’s securities.

Frontier market countries generally have smaller economies, less developed capital markets, more political and economic instability and weaker legal, financial accounting and regulatory infrastructure than traditional emerging market countries (which themselves have increased investment risk relative to developed market countries) and, as a result, the Fund’s exposure to the risks associated with investing in emerging market countries are magnified if the Fund invests in frontier market countries. Frontier markets generally have greater market volatility, lower trading volume, less investor participation and greater risk of market shutdown than more developed markets. Many frontier markets may be dependent on foreign aid, foreign trade or commodities. Settlement systems may be less developed and less organized in frontier markets.

Extension Risk—Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected. In this event, the expected maturity could lengthen as short or intermediate-term instruments become longer-term instruments, which would make the investment more sensitive to changes in interest rates. The likelihood that payments on principal will occur at a slower rate or later than expected is heightened in market environments where interest rates are higher or rising. In addition, the Fund’s investment may sharply decrease in value and the Fund’s income from the investment may quickly decline. These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund to the extent its investments are in lower interest rate debt instruments. Thus, changes in interest rates may cause volatility in the value of and income received from these types of debt instruments.

Foreign Securities and Currency Risk—Investing in foreign investments, including investing in foreign securities through American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), involves certain special, additional, and heightened risks that may result in losses to the Fund, including, but not limited to: (i) unfavorable changes in currency exchange rates; (ii) unfavorable changes in applicable laws and regulations; (iii) adverse political (including geopolitical), social and economic developments; (iv) unreliable, untimely or less publicly available information and less transparency; (v) limited legal recourse; (vi) limited markets; (vii) higher operational expenses and increased transaction, custody and other costs; and (viii) illiquidity and increased volatility. These investments are also subject to additional risks, including, but not limited to: differing reporting, accounting, and auditing standards; less investor protections and increased custody risks; nationalization, expropriations or confiscations and other forms of government intervention, or confiscatory or additional taxation; delayed or infrequent settlement of transactions; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; local, regional and global economic volatility and market conditions; political, economic or social instability; or other diplomatic or geopolitical developments, which may include the threat or actual imposition of economic or trade sanctions, restrictions, tariffs or other measures by the U.S. or other governments and supranational organizations, changes in trade policies, or conflicts that may render holdings illiquid or even worthless.

When the United States is a significant trading partner of a foreign country in which the Fund may invest or to which the Fund may be exposed, such foreign country may be particularly sensitive to changes in U.S. foreign trading policies, including the threat or actual imposition of tariffs, sanctions or similar measures. These risks are heightened in market conditions where global tension is rising and may even be higher in underdeveloped, emerging or frontier markets. The less developed a country’s securities market is, the greater the level of risks. The U.S. government may renegotiate some of its global trade relationships with foreign governments and may impose or threaten to impose significant tariffs. The threat or actual imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in the U.S. and global investment markets. The Fund considers a security to be a foreign security if the issuer is organized under the laws of a foreign country or is a foreign government, or a sub-division or agency of such government, or the security is traded in markets outside the United States. The Fund will also be exposed to the risks associated with investing in foreign investments to the extent that the Fund invests in issuers with significant exposure (e.g., operations and businesses) to foreign countries and markets.

Economic sanctions or other similar measures may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid, less valuable or more difficult to value. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that have been enacted against Russia and other countries and that may be imposed in the future could vary broadly in scope, and their impact is difficult to accurately predict. For example, the threat or actual imposition of sanctions and other similar measures likely would, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could significantly delay or prevent the settlement of securities transactions or their valuation, and significantly impact the Fund’s liquidity and performance. Sanctions and other similar measures may be in place for a substantial period of time and enacted with limited advance notice.

Foreign fixed-income securities may also be negatively affected by rising interest rates, which may cause an increase in funding costs for foreign issuers and make it more difficult for them to service their debt. Rising interest rates, in addition to widening credit spreads, may cause a decline in market liquidity. Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be adversely affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar (or another foreign currency) or by unfavorable currency regulations or restrictions on foreign exchange transactions imposed by foreign governments. If the Fund invests in securities issued by foreign issuers, the Fund may be subject to these risks even if the investment is denominated in U.S. dollars. This risk may be heightened with respect to issuers whose revenues are principally earned in a foreign currency but whose debt obligations have been issued U.S. dollars or other hard currencies. Furthermore, the Fund may lose money due to losses and/or expenses incurred in converting various currencies to purchase and sell securities valued in currencies other than the U.S. dollar, as well as from currency restrictions, exchange control regulation, and/or governmental restrictions that limit or otherwise delay the Fund’s ability to convert currencies. Foreign investments may, as is the case with the ongoing Russia-Ukraine conflict, be subject to the risks of seizure or other involvement by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases.

In addition, there may be less publicly available financial and other information about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States and the Fund may have limited or no legal recourse with respect to foreign securities. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means the Fund may at times be unable to sell its foreign investments at desirable prices. For the same reason, the Fund may at times find it difficult to value its foreign investments. Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of the Fund.

The Fund may also invest in Eurodollar bonds and obligations, which are securities that pay interest and principal in Eurodollars (U.S. dollars held in banks outside the U.S., typically Europe) and are often issued by foreign branches of U.S. banks and by foreign banks. These securities are not registered with the SEC. Eurodollar bonds and obligations are subject to the same types of risks that pertain to domestic issuers, such as income risk, credit risk, market risk, and liquidity risk, as well as risks relating to such non-U.S. country, including the risks associated with foreign investments.

High Yield and Unrated Securities Risk—High yield debt securities in the lower rating (higher risk) categories of the recognized rating services are commonly referred to as “junk bonds.” High yield, below investment grade and unrated high risk debt securities are debt securities that have been determined by a rating agency to have a lower probability of being paid and have a credit rating of “BB” category or lower by Standard & Poor’s Corporation and Fitch Investors Service, Inc. or “Ba” category or lower by Moody’s Investors Service or are unrated and have been determined by the Investment Manager to be of comparable quality. High yield securities are often issued by companies that are restructuring, have limited track records of earnings or sale, are smaller and less creditworthy or are more highly leveraged or indebted than other companies or are financially distressed, and therefore they typically have more difficulty making scheduled payments of principal and interest and are more volatile than higher-rated securities of similar maturity. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly leveraged or indebted than other companies or are financially distressed, and therefore they typically have more difficulty making scheduled payments of principal and interest than issuers of higher rated investments.

The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds are regarded as predominantly speculative by certain rating agencies with respect to the issuer’s continuing ability to meet principal and interest payments, and may be more volatile than higher-rated securities of similar maturity. Accordingly, the performance of the Fund that invests in such securities and a shareholder’s investment in the Fund may be adversely affected if an issuer is unable to pay interest and repay principal, either on time or at all. High yield securities may be subject to greater levels of credit risk and tend to be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time and may involve greater transactions costs and wider bid/ask spreads, than higher-quality bonds. Additionally, issuers of high yield securities may have the right to “call” or redeem the issue prior to its maturity, which could result in the Fund having to reinvest in other high yield securities at a lower interest rate or with other less favorable terms. This may be more likely during a declining interest rate environment.

Certain high yield securities may include weaker or less restrictive covenant protections, which would generally permit the borrowers to exercise more flexibility than in the case of high yield securities with stronger or more restrictive covenant protections. For example, a borrower may be able to incur more debt or provide less information to investors. As a result, these high yield securities are often subject to heightened risks. Generally, the risks associated with high yield securities are heightened during times of weakening economic conditions or rising interest rates (particularly for issuers that are highly leveraged). Under unusual or adverse economic, market or political conditions (such as recessions or periods of rising unemployment), high yield securities may be particularly susceptible to default risk and increased default rates. Based on its investment strategies, a significant portion of the Fund’s investments (directly or indirectly) can be comprised of high yield and unrated securities and thus particularly prone to the foregoing risks, which may result in substantial losses to the Fund.

Investment in lower-medium and lower-rated debt securities involves greater investment risk and the success of such investment is highly dependent on the Investment Manager’s credit analysis. The value of high yield securities is particularly vulnerable to changes in interest rates and a real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These securities may not be listed on an exchange and are often thinly traded or subject to irregular trading and can be more difficult to sell and value accurately than higher-quality securities because there tends to be less public information available about these securities. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire high yield security market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or a change in the market’s perception regarding high yield investments. High yield securities are more sensitive to adverse specific corporate or general market developments and interest rate changes than higher-quality bonds.

During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, or changing interest rates (notably increases), high yield securities are particularly susceptible to credit and default risk (e.g., increased risk of delinquencies, non-payment rates and losses), including risk of loss (which may be substantial or total loss) of income and principal, as delinquencies, non-payment rates and losses could increase, and such increases could be sudden and significant. An economic downturn or individual corporate developments could adversely affect the market for these investments and reduce the Fund’s ability to sell these investments at an advantageous time or price. These or similar types of developments could cause high yield securities to lose significant market value, including before a default occurs. In the event of a default, the Fund may incur additional expenses to seek recovery or to negotiate new terms with a defaulting issuer. This type of volatility is usually associated more with stocks than bonds.

Increasing Government and Other Public Debt—Government and other public debt, including municipal obligations in which the Fund invests, can be adversely affected by large and sudden changes in local and global economic conditions that result in increased debt levels. Although high levels of government and other public debt do not necessarily indicate or cause economic problems, high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high debt level may increase market pressures to meet an issuer’s funding needs, which may increase borrowing costs and cause a government or public or municipal entity to issue additional debt, thereby increasing the risk of refinancing. A high debt level also raises concerns that the issuer may be unable or unwilling to repay the principal or interest on its debt, which may adversely impact instruments held by the Fund that rely on such payments. Extraordinary governmental and quasi-governmental responses to the economic, market, labor and public health conditions and U.S. and other government policies designed to support the markets may, at times, significantly increase government and other public debt, which heighten these risks and the long term consequences of these actions are not known. Unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns or lead to an increase in inflation or generate or contribute to an economic downturn. The foregoing developments and the associated risks can adversely impact a broad range of instruments and assets in which the Fund invests, including those that are not directly related to governmental or municipal issuers and thus affect Fund performance and risks. Fiscal policies, government spending and deficit reduction plans may adversely affect U.S. global economies and markets.

Inflation Risk—The Fund’s investments are subject to inflation risk, which is the risk that the intrinsic value of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the values of the Fund’s assets can decline as can the value of the Fund’s distributions). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). Therefore, the income generated by debt securities may not keep pace with inflation. The market price of fixed rate debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. The risk of inflation is greater for debt instruments with longer maturities and especially those that pay a fixed interest rate. Additionally, actions by governments and central banking authorities can result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, and vice versa, which may adversely affect the Fund and its investments.

Interest Rate Risk—Fixed-income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes) can be sudden and difficult to forecast and may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments or increase risks associated with such investments, such as credit or default risks. Short-term and long-term interest rates do not necessarily move in the same amount or in the same direction. The impact of interest rate changes on a fixed-income and other debt instrument depends on several factors, notably the instrument’s duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. The value of a debt instrument with a longer duration will generally be more sensitive to interest rate changes than a similar instrument with a shorter duration. Similarly, the longer the average duration (whether positive or negative) of these instruments held by the Fund or to which the Fund is exposed (i.e., the longer the average portfolio duration of the Fund), the more the Fund’s share price will likely fluctuate in response to interest rate changes. For example, the NAV per share of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point.

However, measures such as duration may not accurately reflect the true interest rate sensitivity of instruments held by the Fund and, in turn, the Fund’s susceptibility to changes in interest rates. Certain fixed-income and debt instruments are subject to the risk that the issuer may exercise its right to redeem (or call) the instrument earlier than anticipated. Although an issuer may call or a borrower may prepay an instrument for a variety of reasons, if an issuer does so during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield or other less favorable features, and therefore might not benefit from any increase in value as a result of declining interest rates. Interest only or principal only securities and inverse floaters are particularly sensitive to changes in interest rates, which may impact the income generated by the security, its value and other features of the security. The Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Instruments with variable or floating interest rates, such as syndicated bank loans, generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Conversely, in a decreasing interest rate environment, these instruments will generally not increase in value and the Fund’s investment in instruments with floating interest rates may prevent the Fund from taking full advantage of decreasing interest rates in a timely manner. In addition, the income received from such instruments will likely be adversely affected by a decrease in interest rates.

Adjustable rate securities also react to interest rate changes in a similar manner as fixed-rate securities but generally to a lesser degree depending on the characteristics of the security, in particular its reset terms (i.e., the index chosen, frequency of reset and reset caps or floors). During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. These securities also may be subject to limits on the maximum increase in interest rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. These securities may not be subject to limits on downward adjustments of interest rates.

During periods of rising interest rates, issuers of debt securities or asset-backed securities may pay principal later or more slowly than expected, which may reduce the value of the Fund’s investment in such securities and may prevent the Fund from receiving higher interest rates on proceeds reinvested in other instruments. Please refer to “Extension Risk” for additional information. During periods of falling interest rates, issuers of debt securities or asset-backed securities may pay off debts more quickly or earlier than expected, which could cause the Fund to be unable to recoup the full amount of its initial investment and/or cause the Fund to reinvest proceeds or matured, traded or called securities in lower-yielding securities, thereby reducing the Fund’s yield or otherwise adversely impacting the Fund. Please refer to “Prepayment Risk” for additional information.

Certain debt instruments, such as instruments with a negative duration or inverse instruments, are also subject to interest rate risk, although such instruments generally react differently to changes in interest rates than instruments with positive durations. The Fund’s investments in these instruments also may be adversely affected by changes in interest rates. For example, the values of instruments with negative durations, such as inverse floaters, generally decrease if interest rates decline. Certain fixed-income and debt instruments, including inverse floaters, interest only securities and principal only securities are especially sensitive to interest rate changes, which may affect the income flows these securities generate as well as their values. Certain of the Fund’s investments are subject to inflation risk. Please refer to “Inflation Risk” above for a summary of the associated risks.

A wide variety of factors can cause interest rates or yields of fixed-income and other debt instruments to decline, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. The Federal Reserve has decreased interest rates recently in response to moderated inflation rates. It is difficult to predict how long, and whether, the Federal Reserve’s current stance on interest rates will persist and impact these actions will have on the economy and the Fund’s investments and the markets where they trade. Such actions may have unforeseen consequences and materially affect economic and market conditions, the Fund’s investments and the Fund’s performance. The Federal Reserve’s (and other central banks’) monetary policy is subject to change at any time and potentially frequently based on a variety of market and economic conditions. Actions by governments and central banking authorities can result in increases or decreases in interest rates.

Changing Fixed-Income Market Conditions—There is a risk that interest rates across the financial system may change, sometimes unpredictably or rapidly, as a result of a variety of factors, such as central bank monetary policies, inflation rates and general economic conditions. Historically high or low interest rates may magnify the Fund’s susceptibility to interest rate risk and diminish yield and performance (e.g., during periods of changing interest rates, issuers may be less willing or able to make principal and interest payments on debt securities or may make such payments earlier or later than anticipated); or during periods of very low or negative interest rates, the Fund may be unable to maintain positive returns.

Changes in fixed-income or related market conditions, including the potential for changes to interest rates, may expose fixed-income or related markets to heightened volatility and reduced liquidity for Fund investments, which may be difficult to sell at favorable times or prices, causing the value of the Fund’s investments and NAV per share to decline. Changing interest rates (particularly a rise in general interest rates), can also result in increased redemptions from the Fund. Changing interest rates may also have unpredictable effects on securities markets in general, and may cause economic and financial instability, which would likely directly or indirectly impact the Fund’s investments, yield and performance. The impact on fixed income and debt instruments from interest rate changes, regardless of the cause, could be swift and significant, which could result in significant losses for the Fund.

Current Fixed-Income and Debt Market Conditions—Fixed-income and debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to the inflation rates in recent periods, governmental authorities have implemented significant fiscal and monetary policy changes, including changing interest rates. These actions present heightened risks, particularly to fixed-income and debt instruments, and such risks could be even further heightened if these actions are ineffective in achieving their desired outcomes or reversed. It is difficult to accurately predict changes in the Federal Reserve’s monetary policies and the effect of any such changes or policies. Certain economic conditions and market environments will expose fixed-income and debt instruments to heightened volatility and reduced liquidity, which can impact the Fund’s investments and may negatively impact the Fund’s characteristics, which in turn would impact performance or increase shareholder redemption.

A fund that invests in derivatives tied to fixed-income or related markets may be more substantially exposed to these risks than a fund that does not invest in such derivatives. To the extent the Fund experiences high redemptions because of changes in interest rates, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance, or otherwise adversely affect the Fund’s portfolio. The liquidity levels of the Fund’s portfolio may also be affected and the Fund could be required to sell holdings at disadvantageous times or prices in order to meet redemption obligations or other liquidity needs.

Investments by Investing Funds and Other Large Shareholders—Shares of the Fund are offered as an investment to certain other investment companies (including those advised by the Investment Manager and its affiliates) and may be offered to large retirement plans and other large investors. Such investors may comprise a significant portion of the Fund’s shareholders. The Fund is subject to the risk that one or more large investors purchase or redeem a large percentage of Fund shares at any time, the risk of which is particularly acute under current conditions. To meet large redemption requests, the Fund may have to hold large uninvested cash positions or sell investments to raise the cash needed to satisfy redemption requests at times when it would not otherwise do so. In turn, the Fund’s performance may suffer and the Fund can incur high turnover, incur brokerage costs, realize gains or losses at inopportune times, lose money, hold a less liquid portfolio or experience other adverse consequences. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. The Fund may also experience adverse tax consequences as a result of a large shareholder transaction. Under certain circumstances, the Fund may also experience frequent large shareholder transactions.

Investment in Investment Vehicles Risk—The Fund may seek to obtain certain exposure through investments in other investment vehicles. Investments in investment companies or other investment vehicles may include index-based unit investment trusts such as Standard & Poor’s Depositary Receipts or other index funds and securities of investment companies that are not index-based, including closed-end funds, mutual funds or exchange-traded funds (“ETFs”) and other investment vehicles. Index-based investments sometimes hold substantially all of their assets in securities representing a specific index. The Fund may use index-based investments (including ETFs designed to track an index) as a way of managing its cash position, or to maintain liquidity while gaining exposure to the equity, commodities or fixed-income markets, or a particular sector of such markets, or to seek to avoid losses in declining market conditions. The Fund may invest in index-based investment vehicles for a variety of other reasons, including to obtain exposure to a specific asset class or investment strategy or to seek to enhance return or yield. In addition, an index-based investment vehicle in which the Fund invests may not replicate exactly the composition or performance of the index it seeks to track for a number of reasons, such as operating expenses, transaction costs and imperfect correlation of holdings relative to the index.

The Fund and its shareholders may incur its pro rata share of the expenses of the underlying investment companies or vehicles in which the Fund invests, such as investment advisory and other management expenses, and shareholders will incur the operating expenses of these investment vehicles. In addition, the Fund will be subject to those risks affecting the investment vehicle, including the effects of business and regulatory developments that affect an underlying investment company or vehicle or the investment company industry generally as well as the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Shares of investment vehicles that trade on an exchange may trade at a discount or premium from their NAV. The purchase of shares of some investment companies (such as closed-end investment companies and ETFs) may require the payment of substantial premiums above the value of such companies’ portfolio securities or NAVs.

An underlying investment vehicle may buy the same securities that another underlying investment vehicle sells. If this happens, an investor in the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. In addition, certain of the underlying investment vehicles may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style. The underlying investment vehicles may engage in investment strategies or invest in specific investments in which the Fund would not engage or invest directly. The performance of those underlying investment vehicles, in turn, depends upon the performance of the securities in which they invest.

The underlying investment companies or other investment vehicles in which the Fund invests are often institutional funds owned by a small number of shareholders and are thus also subject to the risk that shareholders redeem their shares rapidly, which may adversely affect the performance and liquidity of the underlying investment vehicles and the Fund.

Investments in other investment companies or investment vehicles may expose the Fund to financial leverage and, thus, expose the Fund to the risks associated with financial leverage (such as higher risk of volatility and magnified financial losses).

An investment by the Fund in ETFs or closed-end funds generally presents the same primary risks as an investment in a mutual fund. In addition, an investment in an ETF or a listed closed-end fund may be subject to additional risk, including: the shares may trade at a discount or premium relative to the NAV of the shares; an active trading market may not develop for the shares; the listing exchange may halt trading of the fund’s shares; the fund may fail to correctly track the referenced asset (if any); and the fund may hold troubled securities.

Investment in Loans Risk—Loans, such as syndicated bank loans and other direct lending opportunities, senior floating rate loans, secured and unsecured loans, second lien or more junior loans, bridge loans, revolving credit facilities, unfunded commitments, loan assignments or loan participations, may incur some of the same risks as other debt securities, such as prepayment risk, risk of subordination to other creditors, extension risk, risk of insufficient or lack of protection under the federal securities laws, credit risk, interest rate risk, liquidity risk, and risks associated with high yield securities. The terms of certain loan agreements may cause certain loans to be particularly sensitive to changes in benchmark interest rates. Although some loans are secured by collateral, the collateral may be difficult to liquidate and the value of the collateral can decline or be insufficient or unavailable to lower the borrower’s obligations should the borrower default. This risk is increased if the Fund’s loans are secured by a single asset. In addition, the Fund may have limited rights to exercise remedies against collateral or against an obligor when payments are delayed or missed. In the event that the Fund becomes the owner of the collateral, the Fund would bear the risks, costs and liabilities associated with owning and disposing of the collateral. For example, under the legal theories of lender liability, a court may find that the Fund, through an excessive degree of control over the borrower, owes a fiduciary duty to the borrower or its creditors or shareholders, thereby limiting the Fund’s ability to receive repayments from the borrower and otherwise adversely impacting the value of the loan. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans. The Fund’s interest in a particular loan and/or in particular collateral securing a loan may be subordinate to the interests of other creditors of the obligor. As a result, a loan may not be fully collateralized (and may be uncollateralized) and can decline significantly in value, which may result in the Fund not receiving payments to which it is entitled on a timely basis or at all. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, or changing interest rates (notably increases), delinquencies and losses generally increase, sometimes dramatically, with respect to obligations under loans. An economic downturn or individual corporate developments could adversely affect the market for these instruments and reduce the Fund’s ability to sell these instruments at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and, a senior loan may lose significant market value before a default occurs.

Loans may offer a fixed rate or floating rate of interest. Loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general. For example, the interest rates on floating rate loans typically adjust only periodically and therefore interest rate payable under such loans may significantly trail market interest rates. The potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Unexpected changes in the interest rates on floating rate loans could result in lower income to the Fund. In addition, the secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate loans, that there may be restrictions on their transfer, or that the issuer may default. As a result, the Fund may be unable to sell floating rate obligations at the desired time or may be able to sell only at a price less than fair market value. In addition, if movements in interest rates are incorrectly anticipated, the Fund could lose money, or its NAV could decline. In addition, to the extent the Fund holds a loan through a financial intermediary, or relies on a financial intermediary to administer the loan, the Fund’s investment, including receipt of principal and interest relating to the loan, will be subject to the credit risk of the intermediary.

Loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-rated loans and debt securities (those of less than investment grade quality) involve greater risk of default on interest and principal payments than higher-rated loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. Loans and other debt instruments rated below “BBB” category by S&P or “Baa” category by Moody’s or unrated but assessed by the Investment Manager to be of similar quality are considered to have speculative characteristics and are commonly referred to as “junk bonds.” Junk bonds entail greater default and other risks than those associated with higher-rated securities. In addition, loans that have a lower priority for repayment in a borrower’s capital structure may involve a higher degree of overall risk, and be subject to greater price and payment volatility, than more senior loans of the same borrower. For example, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may be insufficient to cover the full amount owed on the second lien loan in which the Fund has an interest.

Loans are especially vulnerable to the financial health, or perceived financial health, of the borrower but are also particularly susceptible to economic and market sentiment such that changes in these conditions or the occurrence of other economic or market events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. Many loans and loan interests are subject to legal or contractual restrictions on transfer, resale or assignment that may limit the ability of the Fund to sell its interest in a loan at an advantageous time or price. The resale, or secondary, market for loans may, at times, become more limited or more difficult to access, and such changes may be sudden and unpredictable. There is no organized exchange or board of trade on which loans are traded. Loans often trade in large denominations (typically $1 million and higher), and trades can be infrequent. The market has limited transparency, and information about loans and borrowers and actual trades of such loans may be difficult to obtain. Accordingly, some of the loans in which the Fund may invest will be relatively illiquid and difficult to value, and the Fund’s investments in such loans are particularly dependent on the analytical abilities of the Fund’s portfolio managers. Also as a result of limited transparency, among other factors, the Fund may have difficulty in disposing of loans in a favorable or timely fashion, which could result in losses to the Fund. Transactions in loans are often subject to long settlement periods (in excess of the standard T+1 day settlement cycle for most securities and often longer than seven days). As a result, sale proceeds potentially will not be available to the Fund to make additional investments or to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations such as borrowing from a bank or holding additional cash, particularly during periods of significant redemption activity, unusual market or economic conditions or financial stress.

The Fund values its assets on each Business Day. However, because the secondary market for loans is limited, trading in loans (or certain types of loans) may be irregular and opportunities to invest in loans (or certain types of loans) may be limited. In addition, loans may be difficult to value accurately as market quotations may not be readily available for some loans or may be volatile and/or subject to large spreads between bid and ask prices, and valuation may require more research than for other securities. A default or expected default on a loan could also make it more difficult for the Fund to dispose of the investment at a price approximating the value placed on the investment by the Fund. In addition, elements of judgment may play a greater role in valuation than for securities with a more active secondary market, because there is less reliable, objective market value data available.

An increase in the demand for loans may provide improved liquidity and resale prices but it may also adversely affect the rate of interest payable on loans and/or the rights provided to lenders or buyers, such as the Fund, and increase the price of loans in the secondary market. A decrease in the demand for loans, and instances of broader market events (such as turmoil in the loan market or significant sales of loans) may adversely affect the liquidity and value of loans in the Fund’s portfolio.

The Fund invests predominantly in or is exposed to, including through investment in underlying funds, loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations (“covenant-lite obligations”), which are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. Exposure may also be obtained to covenant lite obligations through investment in securitization vehicles and other structured products. During certain market conditions, many new, restructured or reissued loans and similar debt obligations may not feature traditional financial maintenance covenants, which are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. Covenant-lite obligations may carry more risk than traditional loans as they allow borrowers to engage in activities that would otherwise be difficult or impossible under an agreement that is not covenant-lite. In the event of default, covenant-lite obligations may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default. The Fund may have a greater risk of loss on investments in covenant-lite obligations as compared to investments in traditional loans. In addition, the Fund may receive less or less frequent financial reporting from a borrower under a covenant-lite obligation, which may result in more limited access to financial information, difficulty evaluating the borrower’s financial performance over time and delays in exercising rights and remedies in the event of a significant financial decline. As a result, investments in or exposure to covenant-lite obligations are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.

Loans may be issued in connection with highly leveraged transactions, such as restructurings, leveraged buyouts, leveraged recapitalizations and acquisition financing. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Accordingly, loans that are part of highly leveraged transactions involve a significant risk that the borrower may default or go into bankruptcy or become insolvent. In addition, there may be limited public information about the issuer or the loan. Bankruptcy or other court proceedings may delay, limit or negate the Fund’s ability to collect payments on its loan investments or otherwise adversely affect the Fund’s rights in collateral relating to the loan, such as invalidating the loan, the lien on any collateral or the priority status of the loan (or otherwise subordinating the Fund’s interest). Thus, the Fund may need to retain legal counsel or other advisors to help in seeking to enforce or protect its rights. As a result, the Fund may incur the costs associated with retaining such counsel or other advisors. In addition, if the Fund holds certain loans, the Fund may be required to exercise its rights collectively with other creditors or through an agent or other intermediary acting on behalf of multiple creditors, and the value of the Fund’s investment may decline or otherwise be adversely affected by delays or other risks associated with such collective procedures.

In certain circumstances, the Investment Manager or its affiliates (including on behalf of clients other than the Fund) or the Fund may be in possession of material non-public information about a borrower as a result of its ownership of a loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-public information, the Fund could be unable (potentially for a substantial period of time) to trade securities or other instruments issued by the borrower when it would otherwise be advantageous to do so and, as such, could incur a loss. In circumstances when the Investment Manager or the Fund determines to avoid or to not receive non-public information about a borrower for loan investments being considered for acquisition by the Fund or held by the Fund, the Fund may be disadvantaged relative to other investors that do receive such information, and the Fund may not be able to take advantage of other investment opportunities that it may otherwise have. In addition, loans and other similar instruments may not be considered “securities” under federal securities law, and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims. While certain states require purchasers of certain loans to be licensed or registered to collect interests above a certain threshold rate, the Fund is not, as of the date of the Fund’s prospectus, and there is no guarantee that the Fund will in the future be, licensed or registered in those states. The Investment Manager or its affiliates may participate in the primary and secondary market for loans or other transactions with possible borrowers. As a result, the Fund may be legally restricted from acquiring some loans and from participating in a restructuring of a loan or other similar instrument. Further, if the Fund, in combination with other accounts managed by the Investment Manager or its affiliates, acquires a large portion of a loan, the Fund’s valuation of its interests in the loan and the Fund’s ability to dispose of the loan at favorable times or prices may be adversely affected. The Fund is also subject to conflicts of interest that are described in more detail in the Fund’s SAI.

Leverage Risk—The use of derivatives (such as swaps, futures and options), reverse repurchase agreements, unfunded commitments, tender option bonds and borrowings may create leveraging risk. For example, because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial impact on the NAV of the Fund. Leveraging may cause the Fund to be more volatile and magnify the Fund’s losses to an extent greater than if it had not been leveraged and may magnify losses. The use of leverage may also increase the Fund’s sensitivity to various risks and interest rate environments. Applicable law limits the Fund from borrowing in an amount greater than 33 1/3% of its assets other than for temporary purposes.

The Fund is permitted to borrow money for certain purposes. To the extent that the Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on the NAV per share of the Fund of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed for leveraging will be subject to interest and other costs that may or may not be recovered by appreciation of the securities purchased. In addition, if the Fund borrows from a line of credit it will be subject to certain covenants that, if breached, may require the Fund to accelerate its indebtedness and sell portfolio securities or other assets when it otherwise would not do so. If the Fund accesses its line of credit, the Fund would bear the cost of the borrowing through interest expenses and other expenses (e.g., commitment fees) that affect the Fund’s performance. In some cases, such expenses and the resulting adverse effect on the Fund’s performance can be significant. Moreover, if the Fund accesses its line of credit to meet shareholder redemption requests, the Fund’s remaining shareholders would bear such costs of borrowing. Borrowing expenses are excluded from any applicable fee waivers or expense limitation agreements.

Real estate companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. Financial covenants related to a real estate company’s leveraging may affect the ability of the real estate company to operate effectively. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of a real estate company to make payments of any interest and principal on its debt securities will be adversely affected. These risks are especially applicable in conditions of declining real estate values or as a result of developments adversely affecting the real estate industry.

Investments in other investment companies and certain other pooled and structured finance vehicles, such as collateralized loan obligations, may also expose the Fund to financial leverage and, thus, expose the Fund to leverage risk which could be in addition to risks from other forms of leverage.

Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments to meet redemption requests or otherwise within a reasonable time at a favorable price or at all. As a result, the Fund may be unable to achieve its desired level of exposure to certain issuers, asset classes or sectors. The Fund may be adversely affected by market illiquidity. Limited market making and capacity of market participants in certain securities and instruments and/or market dislocations, in particular for fixed-income and other debt instruments, may increase liquidity risk. These factors may apply more to high yield and floating rate debt instruments than higher quality fixed-income instruments. Market makers tend to provide stability and liquidity to debt-securities markets through their intermediary services, and their reduced capacity and number leads to decreased liquidity and increased volatility in the financial markets. As a result, the Fund potentially could be unable to pay redemption proceeds within the allowable time period because of adverse market conditions, an unusually high volume of redemption requests or other reasons, unless it sells other portfolio investments under unfavorable conditions, thereby adversely impacting the Fund. The Fund’s ability to sell an instrument under favorable conditions also may be negatively impacted by, among other things, a drop in overall market trading volume, an inability to find a willing buyer, other market participants selling the same or similar instruments at the same time or legal restrictions on the instrument’s resale. If the Fund is unable to sell an investment at its desired time, the Fund may also miss other investment opportunities while it holds investments it would prefer to sell, which could adversely affect the Fund’s performance. In addition, the liquidity of any Fund investment may change significantly or disappear over time as a result of market, economic, trading, issuer-specific and other factors. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil, adverse economic conditions or issuer-specific developments. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund. Dislocations in markets often result in reduced liquidity for investments. Liquidity of financial markets is also affected by government intervention and political, social, public health, economic or market developments (including rapid interest rate changes).

To the extent that there is not an established liquid market for instruments in which the Fund invests, or there is a reduced number or capacity of market makers with respect to debt or other instruments, trading in such instruments may be relatively inactive or irregular. In addition, during periods of reduced market liquidity, market turmoil or in the absence of readily available market quotations for particular investments in the Fund’s portfolio, the ability of the Fund to assign an accurate daily value to these investments may be difficult and the Fund’s Investment Manager may be required to fair value the investments. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, there can be no assurance that the determination of a security’s fair value in accordance with the Fund’s valuation policy and procedures and the Investment Manager’s fair valuation policy and procedures will in fact approximate the price at which the Fund could sell that security at that time (i.e., the sale price could differ, sometimes significantly, from the Fund’s last valuation for the security). The Fund (or the Investment Manager) rely on various sources of information to value investments and calculate NAV. The Fund may obtain pricing information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, absence of current market data, or otherwise. As a result, the Fund’s ability to effectively value investments or calculate NAV may be adversely affected.

Investors who purchase or redeem shares of the Fund on days when the Fund is holding fair valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair valued the securities or had used a different valuation methodology. Funds that hold a significant percentage of fair valued or otherwise difficult to value securities may be particularly susceptible to the risks associated with valuation. For additional information about valuation determinations, see “Determination of Net Asset Value” in the Fund’s prospectus and the Fund’s report on Form N-CSR. Proportions of the Fund’s investments that are fair valued or difficult to value vary from time to time. Based on its investment strategies, a significant portion of the Fund’s investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks. In addition, during periods of market stress, a large portion of the Fund’s assets could potentially experience significant levels of illiquidity. The Fund’s financial statements and notes thereto contain more information about the Fund’s holdings that are fair valued or difficult to value. Investors should consider consulting these reports for additional information. Liquidity and valuation risks are heightened in a changing interest rate environment, particularly for fixed-income and other debt instruments.

Management Risk—The Fund is subject to management risk because it is an actively managed investment portfolio, which means that investment decisions are made based on investment views. The Investment Manager and each individual portfolio manager will apply investment techniques and risk analysis in making decisions for the Fund, but there is no guarantee that these decisions will produce the desired results or expected returns, causing the Fund to lose value or fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Although the Investment Manager considers several factors when making investment decisions, the Investment Manager may not evaluate every factor prior to investing in an issuer or security or disposing of an investment, and the Investment Manager may determine that certain factors are more significant than others. Additionally, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to the Investment Manager and each individual portfolio manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objectives. Active and frequent trading that can accompany active management will increase the costs the Fund incurs because of higher brokerage charges or mark-up charges, which are passed on to shareholders of the Fund and, as a result, may lower the Fund’s performance. However, the Fund is generally less likely to incur brokerage charges or mark-up charges and tax costs to the extent the Fund invests in fixed-income instruments as opposed to other investments. In addition, active and frequent trading also may result in increased capital gains and/or the acceleration of the recognition of capital gains.

The Investment Manager may utilize proprietary quantitative models, algorithms, methods or other similar techniques in connection with making investment or asset allocation decisions for the Fund. These techniques may be used to analyze current or potential future financial or economic conditions or conduct related statistical or other research.

There is no guarantee that the use of such techniques, and the investments selected based on such techniques, will perform as expected, produce the desired results or enable the Fund to achieve its investment objective and the Fund may be adversely affected by imperfections, errors or limitations in construction and implementation (for example, limitations in a model, proprietary or third-party data imprecision or unavailability, software or other technology malfunctions, or programming inaccuracies) and the Investment Manager’s ability to monitor and timely adjust the metrics or update the data or features underlying these techniques and related tools. The Fund may also be adversely affected by the Investment Manager’s ability to make accurate qualitative judgments regarding the techniques and related tools’ output or operational complications relating to any techniques and related tools.

Market Risk—The value of, or income generated by, the investments held by the Fund are subject to the possibility of frequent, significant, rapid and/or unpredictable fluctuation and loss. These fluctuations may occur frequently and in large amounts. The value of certain asset classes (e.g., those traded on exchanges) tends to fluctuate more dramatically over the shorter term than the value of other asset classes. These movements may result from factors affecting (or that are perceived to affect) individual companies or issuers or particular industries, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation rates or expectations about inflation rates, deflation, adverse investor confidence or sentiment, general outlook for corporate earnings, changing economic, political (including geopolitical), social or financial market conditions, bank failures, actual or threatened imposition of tariffs (which may be imposed by U.S. and foreign governments) and trade disruptions, recession, changes in currency and inflation rates, increased instability or general uncertainty, environmental or natural disasters, extreme weather or geological events, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, terrorism, actual or threatened wars or other armed conflicts (such as the conflict in the Middle East and the ongoing Russia-Ukraine conflict and the risk of expansion or collateral economic and other effects thereof) or ratings downgrades, technological developments (including those related to artificial intelligence) or failures (for example, widespread system outages or disruptions or faulty updates to software applications) and other similar events, each of which may be temporary or last for extended periods. For example, the threat or actual imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could adversely affect the Fund’s performance, including by leading to price volatility, overall declines in the U.S. and global investment markets, reduced liquidity and investment losses. During a general downturn in the securities markets or economies, multiple asset classes may decline in value simultaneously even if the performance of those asset classes is not otherwise historically correlated.

Moreover, changing economic, political, geopolitical, social, technological, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region and economies, markets and issuers generally because of the increasingly interconnected global economies and financial markets. As a result, there is an increased risk that these and other events will disrupt economies and markets globally. For example, local or regional armed conflicts (notably the Russia-Ukraine conflict) have led to significant sanctions by the United States, Europe and other countries against certain countries (as well as persons and companies connected with certain countries) and have led to indirect adverse regional and global market, economic and other effects. It is difficult to accurately predict or foresee when events or conditions affecting the U.S. or global financial markets, economies, and issuers may occur, the effects of such events or conditions, potential escalations or expansions of these events, possible retaliations in response to sanctions or similar actions and the duration or ultimate impact of those events. There is an increased likelihood that these types of events or conditions can, sometimes rapidly and unpredictably, result in a variety of adverse developments and circumstances, such as reduced liquidity, supply chain disruptions and market volatility, as well as increased general uncertainty and broad ramifications for markets, economies, issuers, businesses in many sectors and societies globally. In addition, adverse changes in one sector or industry or with respect to a particular company could negatively impact companies in other sectors or industries or increase market volatility as a result of the interconnected nature of economies and markets and thus negatively affect the Fund’s performance, even if the Fund does not invest directly in issuers that participate in the sectors or industries experiencing such types of change. These types of adverse developments could result from under-regulated markets, novel and maturing markets (for example, the markets for artificial intelligence, cryptocurrencies and digital or blockchain assets and technologies), systemic risk, natural market forces, bad actors or other scenarios and negatively affect the Fund’s performance or operations. For example, developments in the banking or financial services sectors (or one or more companies operating in these sectors) could adversely impact a wide range of companies and issuers, resulting in systemic adverse consequences across a broad segment of financial markets and economies (regionally, domestically and globally) in unanticipated or unforeseen ways.

Similarly, the increasingly widespread use of artificial intelligence by issuers and market participants and investments in such technologies by issuers may significantly impact the economy, financial markets and issuers. In addition, the increased prevalence and acceptance of cryptocurrencies and digital assets throughout the economy and financial markets may also significantly impact the investments made by the Fund, even indirectly. For example, issuers that engage in artificial intelligence-related businesses or simply increasingly use these technologies are particularly susceptible to the risks associated with artificial intelligence and its rapid and unpredictable evolution, including (but not limited to) market and business risks, technology and product risks, cybersecurity and data security risks, and intellectual property risks. Similarly, issuers that engage in cryptocurrency, digital assets-related businesses or blockchain technology or otherwise have exposure to cryptocurrencies or digital assets are particularly susceptible to the risks associated with cryptocurrencies or digital or blockchain assets and technologies, including (but not limited to) potential fraud and market manipulation, extreme market volatility, theft, losses related to cyberincidents, confidence in and development of these markets, or related errors. In addition, the prices of securities issued by companies in these market segments are subject to increased volatility, changes in the regulatory environment and risks associated with changes in investor sentiment. As a result, the Fund may be adversely affected by developments impacting these issuers.

Different sectors, industries and security types may go through different cycles of under-performance and out-performance and therefore react differently to the types of adverse developments discussed above and, when the market performs well, there is no assurance that the Fund’s investments will increase in value along with the broader markets. The Fund’s investments may underperform general securities markets or other investments, particularly during such periods. For example, the value of the Fund’s investments in securities or other instruments may be particularly susceptible to changes in commodity prices. As a result, a change in commodity prices may adversely affect the Fund’s investments. Periods of market stress and volatility of financial markets, including potentially extreme stress and volatility caused by the events described above or similar circumstances, can expose the Fund to greater market risk than normal, possibly resulting in greatly reduced liquidity, increased volatility and valuation risks, lower than usual sale prices and longer than usual trade settlement periods. The fewer the number of issuers in which the Fund invests and/or the greater the use of leverage, the greater the potential volatility in the Fund’s portfolio. In addition, liquidity and sales challenges can be exacerbated by large Fund redemptions, which often result from or are related to market or other similar disruptions. The Investment Manager potentially will be prevented from considering, managing and executing investment decisions at an advantageous time or price or at all as a result of any domestic or global market or other disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, which have in the past and could in the future result in impediments to the normal functioning of workforces, including personnel and systems of the Fund’s service providers and market intermediaries.

The domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. budget and deficit reduction plan including related agency or departmental actions and uncertainty related to the debt ceiling, and foreign policy tensions with foreign nations, including embargoes, tariffs, sanctions and other similar developments, has in the past resulted, and may in the future result, in developments that present additional risks to the Fund’s investments and operations. For example, U.S. federal government shutdowns, U.S. foreign policy, the actual or threatened imposition of tariffs, deficit levels and any reduction plans and other federal government initiatives, or U.S. economic policies and any related domestic and/or geopolitical tensions may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Market, economic and other disruptions could also prevent the Fund from executing its investment strategies and processes in a timely manner. As an additional example, when the United States is a significant trading partner of a foreign country in which the Fund may invest or be exposed to, such foreign country may be particularly sensitive to changes in U.S. foreign trading policies, including the institution of additional tariffs. Changes or disruptions in market conditions also may lead to increased regulation of the Fund and the instruments in which the Fund may invest, which may, in turn, affect the Fund’s ability to pursue its investment objective and the Fund’s performance. Legislation and regulation can also change the ways in which the Fund or the Investment Manager are regulated. In general, the securities or other instruments in which the Fund’s Portfolio Managers believe represent an attractive investment opportunity or in which the Fund seeks to invest may be unavailable entirely or in the specific quantities sought by the Fund. As a result, the Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in an investment vehicle. This may adversely affect the Fund. In addition, many economies and markets may experience, and have experienced in recent periods, high inflation rates. In response to such inflation, governmental and quasi-governmental authorities have in the past implemented, and may implement in the future, significant fiscal and monetary policies, such as increasing interest rates and quantitative tightening (reduction of money available in the market), which may adversely impact financial markets and the broader economy, as well as the Fund’s performance. Monetary and/or fiscal actions taken by U.S. or foreign governments may not be effective and could lead to increased market volatility and adverse economic conditions. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets and have other downstream impacts on financial markets and economic conditions and, thus, the Fund’s investments. The frequency and magnitude of the resulting changes in the value of the Fund’s investments cannot be predicted.

Municipal Securities Risk—Municipal securities are generally issued by states, territories, possessions and local governments and their agencies, authorities and other instrumentalities. Municipal securities are subject to a variety of risks generally associated with investments in debt instruments, including credit, interest rate, prepayment, liquidity, and valuation risks as well as risks specific to municipal securities, and can be more volatile than other investments. Taxable municipal securities are subject to similar risks as tax-exempt municipal securities. The Fund’s holdings of municipal securities could be significantly affected by events that affect the municipal bond market, which could include unfavorable legislative, tax, political or other developments, adverse changes in the financial conditions of issuers of municipal securities, extreme weather conditions, natural or man-made disasters, litigation involving such issuers, or other actual or perceived changes in economic, social, or public health conditions and general economic downturns. Income from municipal bonds held by the Fund could be declared taxable because of changes in tax laws or interpretations by taxing authorities, or as a result of non-compliant conduct of a municipal issuer. Changes in tax laws or other developments that affect the tax-exempt status of municipal securities may result in a decline in such municipal securities’ value.

To the extent that the Fund invests in municipal securities from a given state or geographic region, its share price and performance could be significantly affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. Also, municipal securities backed by current or anticipated revenues from a specific project or assets can be negatively affected by the discontinuance of taxation supporting the project or assets and the municipality may be unable to collect and a project may not generate sufficient revenue to pay the obligation. In addition, the income, value and/or risk of municipal securities is often correlated to specific project or other revenue sources (such as taxes), which can be negatively affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments, as well as reduced demand for properties, revenues or goods.

Because many municipal securities are issued to finance similar projects (especially those relating to education, health care, utilities and transportation), conditions in those sectors can affect the overall municipal market, including proposed federal, state or local legislation involving the financing of, or declining markets or needs for, such projects. The risk of loss to the Fund would be heightened to the extent that the Fund invests a substantial portion of its portfolio in municipal securities used to finance similar projects. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. For example, health care can be hurt by rising expenses, dependency on third party reimbursements, legislative changes and reductions in government spending; electric utilities are subject to governmental rate regulation; and private activity bonds rely on project revenues and the creditworthiness of the corporate user as opposed to governmental support.

Municipalities and municipal projects that rely directly or indirectly on federal funding mechanisms may be negatively affected by constraints of the federal government budget. Other national governmental actions, such as the elimination of tax-exempt status, also could affect performance. In addition, changes in the economic and fiscal condition of an individual municipal issuer can affect the overall municipal market, and market conditions may directly impact the liquidity, marketability and valuation of municipal securities. Moreover, as a result of economic, market and other factors, there could be reduced tax or other revenue available to issuers of municipal securities and, in turn, increased budgetary and financial pressure on the municipality and other issuers of municipal securities, which could increase the risks associated with municipal securities of such issuer. As a result, the Fund’s investments in municipal securities may be subject to heightened risks relating to the occurrence of such developments. In addition, imbalances in supply and demand in the municipal market may result in a deterioration of liquidity and a lack of price transparency in the market. At certain times, this may affect pricing, execution and transaction costs associated with a particular trade. Also, the amount of publicly available information related to certain municipal securities and their risks is generally less than that for corporate equities or bonds and may be provided by the municipality itself, which may be limited or inaccurate. Therefore, the investment performance of the Fund’s investments in municipal securities may be more dependent on the analytical abilities of the Investment Manager than its investments in other bonds. Investments in municipal securities are subject to, among other risks, credit, interest rate, prepayment, and liquidity and valuation risks, among other risks, and can be more volatile than other investments and taxable municipal securities are subject to similar risks as tax-exempt municipal securities. Municipal securities can be difficult to value and be less liquid than other investments, which may affect performance or the ability to meet Fund redemption requests. In addition, certain of the issuers in which the Fund invests may have recently experienced, or may experience in the future, significant financial difficulties and repeated credit rating downgrades. Lower-rated municipal securities are subject to greater credit and market risk than higher-quality municipal securities. In the event of a bankruptcy filed by a municipal issuer, the Fund may experience delay in collecting principal or interest or even be unable to collect principal or interest at all.

Certain municipal securities may be insured by an insurer. Adverse developments affecting a particular insurer or, more generally, banks and financial institutions could have a negative effect on the value of the Fund’s holdings. For example, rating agency downgrades of an insurer, or other events in the credit markets that may affect the insured municipal bond market as a whole, may adversely affect the value of the insured municipal bonds held by the Fund. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance).

Although insurance may reduce the credit risk of a municipal security, it does not protect against fluctuations in the value of the Fund’s shares caused by market changes. It is also important to note that, although insurance may increase the credit safety of investments held by the Fund, it decreases the Fund’s yield as the Fund may pay for the insurance directly or indirectly. In addition, while the obligation of a municipal bond insurance company to pay a claim extends over the life of an insured bond, there is no assurance that insurers will meet their claims. A higher-than-anticipated default rate on municipal bonds (or other insurance the insurer provides) could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders.

Investments in municipal securities are subject to risks associated with the financial health of the issuers of such securities or the revenue associated with underlying projects or other sources. For example, the COVID-19 pandemic significantly stressed the financial resources of many municipalities and other issuers of municipal securities, which at times, affected their ability to meet their financial obligations and the value and liquidity of investments in certain municipal securities. In particular, responses by municipalities and other governmental authorities to these types of conditions have in the past and may in the future cause disruptions in business and other activities. These and other effects of such circumstances, such as increased unemployment levels at times, have impacted, and may impact in the future, tax and other revenues of municipalities and other issuers of municipal securities and the financial conditions of such issuers. In addition, governmental authorities and regulators have enacted in the past and may in the future enact significant fiscal and monetary policy changes, which present heightened risks to municipal securities, and such risks could be even further heightened if such actions are unexpectedly or suddenly discontinued, disrupted, reversed or are ineffective in achieving their desired outcomes or lead to increases in inflation. As a result of any of the foregoing or similar developments, there could be an increased budgetary and financial pressure on municipalities and other issuers of municipal securities and heightened risk of default or other adverse credit or similar events for issuers of municipal securities, which would adversely impact the Fund’s investments.

Municipal securities also trade rarely and their valuations may be based on assumptions or unobservable inputs. They can be difficult to liquidate quickly and transaction prices in stressed environments may ultimately be less than their valuations, which will hurt fund performance. The Fund may not be able to buy or sell municipal securities at favorable prices because the secondary market for municipal securities may be less well developed or less liquid than many other securities markets.

Preferred Securities Risk—Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company, to the extent proceeds are available after paying any more senior creditors. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends (if declared) only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. In addition, and unlike interest payments on most debt instruments, dividends on preferred securities are payable only if declared by the issuer’s board of directors. As a result, an issuer will not be obligated to pay dividends or distributions on the relevant payment date unless the board of directors declares such dividends or distributions, which may not occur.

Preferred stock has properties of both an equity and a debt instrument and is generally considered a hybrid instrument. Preferred stock may be subject to greater credit risks than equity instruments and risks related to limited voting rights, special redemption rights and deferred and omitted distributions. Preferred stock is senior to common stock, but is subordinate to bonds in terms of claims or rights to their share of the assets of the company. In addition, holders of preferred securities typically do not have voting rights, except in certain circumstances in which they may be given only limited voting rights.

Prepayment Risk—Certain debt instruments, including loans, mortgage- and other asset-backed securities, as well as variable or floating rate investments are subject to the risk that payments on principal may occur more quickly or earlier than expected (or an investment is converted or redeemed prior to maturity). These types of instruments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates. For example, an issuer may exercise its right to redeem outstanding debt securities prior to their maturity (known as a “call”) or otherwise pay principal earlier than expected for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls or “prepays” a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment and may be required to reinvest in generally lower-yielding securities, securities with greater credit risks or securities with other, less favorable features or terms than the security in which the Fund initially invested, thus potentially reducing the Fund’s yield. Loans and mortgage- and other asset-backed securities are particularly subject to prepayment risk and may offer less potential for gains, during periods of declining interest rates (or narrower spreads) as issuers of higher interest rate debt instruments pay off debts earlier than expected. In addition, the Fund may lose any premiums paid to acquire the investment. Other factors, such as excess cash flows, may also contribute to prepayment risk. Thus, changes in interest rates may cause volatility in the value of and income received from these types of debt instruments.

Variable or floating rate investments may be less vulnerable to prepayment risk. Most floating rate loans (such as syndicated bank loans) and fixed-income securities allow for prepayment of principal without penalty. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Corporate loans or fixed-income securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan or security. Prepayments could also result in tax liability in certain instances.

Private Credit Assets—The Fund’s investments in debt, loans and other similar obligations (such as asset-backed securities and collateralized loan obligations) may include investments in private credit assets. Private credit assets generally are debt, loans and other similar obligations (such as asset-backed securities and collateralized loan obligations) that are originated or negotiated by non-bank lenders in private markets or debt investments made through otherwise privately negotiated transactions. Private credit assets may be structured using a range of financial instruments, such as bonds, senior secured loans, unsecured loans and subordinated instruments, among other instruments. Private credit assets can range in credit quality depending on a variety of factors, including the issuer’s total leverage, amount of leverage senior to the security in question, variability in the issuer’s cash flows, the size of the issuer, the quality of assets (if any) securing debt and the degree to which such assets cover the subject company’s debt obligations. Private credit assets are subject to similar risks as debt, loans and other similar obligations (such as asset-backed securities and collateralized loan obligations), including, but not limited to, credit risk, interest rate risk, high yield and unrated securities risk, liquidity and valuation risk and restricted securities risk. However, these risks are heightened with respect to private credit assets and such investments are particularly subject to significant reductions in value and income.

Investments in issuers of private credit assets are subject to risks that are often increased compared to investments in large, public companies, including those associated with: (i) limited financial resources and limited access to additional financing; (ii) shorter operating histories, narrower product lines and smaller market shares than larger businesses; (iii) limited available financial or other information about these issuers and that the available information is of decreased quality of information; and (iv) increased dependency on the management by a small group of persons. Moreover, issuers of private credit assets are often leveraged (for example, as a result of leveraged buyouts or other recapitalization transactions), including significantly, and often will be lower rated or not be rated by national credit rating agencies. As a result of the foregoing and other risks, issuers of private credit assets are generally more likely to experience difficulties in meeting their financial obligations and are subject to increased risks associated with defaulting on their obligations (leaving creditors dependent on any guarantees or collateral (if any) they have obtained) and greater vulnerabilities to competitors’ actions and market conditions (such as declining revenues and competitive pressures), as well as adverse economic developments, including general economic downturns and increasing interest rates. As a result, these investments expose the Fund to a higher risk of credit deterioration and financial distress or default by the issuer. In addition, the Fund may face uncertain, complex and costly proceedings to seek to enforce its rights in the event of default.

Typically, private credit assets are restricted and less liquid or illiquid investments that can be subject to various restrictions on resale and are not traded in public markets. These investments are often subject to substantial holding periods and, as a result, the Fund may be unable to resell such holdings for extended periods. Moreover, the Fund may be unable to sell these investments at a favorable or preferred time or price. This presents additional risks for such investments, including, but not limited to, with respect to fair valuation of these investments, which rarely have readily available market quotations.

Real Estate Investments Risk—The Fund may invest in securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”), which are subject to the same risks as direct investments in real estate and the real estate market generally, such as the possible decline in the value of (or income generated by) the real estate, variations in rental income, fluctuations in occupancy levels and demand for properties or real estate-related services, and changes in the availability or terms of mortgages and other financing that may render the sale or refinancing of properties difficult or unattractive. Real estate values or income generated by real estate may be affected by many additional factors and risks, including, but not limited to: losses from casualty or condemnation; changes in national, state and local economic conditions (such as the turmoil experienced during 2007 through 2009 in the residential and commercial real estate market) and real estate market conditions (such as an oversupply of real estate for rent or sale or vacancies, potentially for extended periods); changes in real estate values and rental income, rising interest rates (which could result in higher costs of capital); changes in building, environmental, zoning and other regulations and related costs; possible environmental liabilities; regulatory limitations on rents; increased property taxes and operating expenses; the attractiveness, type and location of the property; reduced demand for commercial and office space as well as increased maintenance or tenant improvement costs to convert properties for other uses; default risk and credit quality of tenants and borrowers, the financial condition of tenants, buyers and sellers, and the inability to re-lease space on attractive terms or to obtain mortgage financing on a timely basis at all; overbuilding and intense competition, including for real estate and related services and technology; construction delays and the supply of real estate generally; extended vacancies of properties due to economic conditions and tenant bankruptcies; and catastrophic events (such as earthquakes, hurricanes, wildfires and terrorist acts) and other public crises and relief responses thereto. Investments in real estate companies and companies related to the real estate industry are also subject to risks associated with the management skill, insurance coverage and credit worthiness of the issuer. Real estate companies tend to have micro-, small- or mid-capitalization, making their securities more volatile and less liquid than those of companies with larger-capitalizations, and may be subject to heightened cash flow sensitivity. In addition, the real estate industry has historically been cyclical and particularly sensitive to economic downturns and other events that limit demand for real estate, which would adversely impact the value of real estate investments.

Real estate income and values and the real estate market also may be greatly affected by demographic trends, such as population shifts or changing tastes, preferences (such as remote work arrangements) and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments, as well as reduced demand for properties. If the Fund’s real estate-related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type or related real estate conditions. Similarly, real estate industry companies whose underlying properties are concentrated in a particular industry or geographic region are also particularly subject to risks affecting such industries and regions or related real estate conditions.

The value or price of real estate company securities may drop because of, among other adverse events, defaults by tenants and the failure of borrowers to repay their loans and the inability to obtain financing either on favorable terms or at all. Changing interest rates and credit quality requirements will also affect real estate companies, including their cash flow and their ability to meet capital needs. If real estate properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability (or perceived ability) of a real estate company to make payments of interest and principal on their loans will be adversely affected, which, as a result, may adversely affect the Fund. Many real estate companies, and companies operating in the real estate industry, utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates.

REITs are exposed to the risks affecting real estate investments generally in addition to other investment risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. The value of a REIT will also rise and fall in response to the management skill and credit worthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by, among other factors, the real estate market and by the management, development or occupancy rates of the underlying properties, which may also be subject to mortgage loans and the underlying mortgage loans (and other types of financing) are subject to the risks of default. REITs may be more volatile and/or subject to greater liquidity risk than other types of securities. REITs may invest in a limited number of properties, a narrow geographic area, or a single type of property, which may increase the risk that the Fund could be unfavorably affected by the poor performance of a single investment or investment type. Because REITs are pooled investment vehicles that have expenses of their own, the Fund and its shareholders will indirectly bear its proportionate share of expenses paid by each REIT in which it invests. REITs are also subject to unique federal tax requirements. A REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions, and a REIT that fails to comply with the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such company. In the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

Regulatory and Legal Risk—The Fund’s activities may be limited or restricted because of laws and regulations applicable to the Fund or the Investment Manager. U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend or change existing regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund, as well as the way investments in, and shareholders of, the Fund are taxed.

Repurchase Agreements and Reverse Repurchase Agreements Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities or other assets sold by the Fund, may be delayed. In a repurchase agreement, such an insolvency may result in a loss to the extent that the value of the purchased securities or other assets decreases during the delay or that value has otherwise not been maintained at an amount equal to the repurchase price. In a reverse repurchase agreement, the counterparty’s insolvency may result in a loss equal to the amount by which the value of the securities or other assets sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities or other assets increases during such a delay, that loss may also be increased. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities or other assets transferred to another party or the securities or other assets in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the NAV of the Fund’s shares. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield and the amount of exempt-interest dividends that may be paid by the Fund. The credit, liquidity and other risks associated with repurchase agreements are magnified to the extent a repurchase agreement is secured by collateral other than cash, government securities or liquid securities or instruments issued by an issuer that has an exceptionally strong credit quality.

Residential Mortgage-Backed Securities—Home mortgage loans are typically grouped together into pools by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. RMBS are particularly subject to the credit risk of the borrower. RMBS are also subject to the risks of asset-backed securities generally, in particular credit risk and interest rate risk, and the residential real estate markets. Delinquencies and losses on RMBS generally increase during periods of adverse economic conditions. Some of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations-familiarly called “Ginnie Mae,” “Fannie Mae” and “Freddie Mac” (referred to as “agency” MBS) and others are created by non-governmental issuers without such guarantees (referred to as “non-agency” MBS). In addition to the risks associated with MBS generally, non-agency MBS (i.e., MBS issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers also referred to as “private label”) are subject to the risk that the value of such securities will decline because, among other things, the securities are not directly or indirectly guaranteed as to principal or interest (or issued) by the U.S. government or a government sponsored enterprise. Non-agency MBS are also less readily marketable than agency MBS and are subject to heightened credit and liquidity risks. Non-agency MBS are not subject to the same underwriting requirements for underlying mortgages as agency MBS and, as a result, mortgage loans underlying non-agency MBS typically have less favorable underwriting characteristics (such as credit risk and collateral) and a wider range of terms (such as interest rate, term, size, purpose and borrower characteristics) than agency MBS. The risk of nonpayment is greater for MBS that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. “Subprime” loans are loans made to borrowers with lower credit ratings and/or a shorter credit history, who are more likely to default on their loan obligations as compared to more credit-worthy borrowers. Non-agency MBS are not traded on an exchange.

Non-agency residential mortgage-backed securities often are issued in the form of several different tranches. Depending on their respective seniority, individual tranches are subject to increased (and sometimes different) credit, prepayment and liquidity and valuation risks as compared to other tranches. These securities are subject to greater credit, prepayment and liquidity and valuation risks than agency MBS. In addition, these securities may be less readily marketable as the market for these securities is typically smaller and less liquid than the market for agency MBS and thus these securities generally are subject to greater price fluctuation, less liquidity and greater risk of loss than agency MBS, especially during periods of weakness or perceived weakness in the mortgage and real estate sectors. Without an active trading market, mortgage-related securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans. Home mortgage loans may also be purchased and grouped together by non-lending institutions such as investment banks and hedge funds who will sell interests in such pools to investors. MBS are also subject to risks associated with the actions of mortgage lenders in the marketplace. Such lenders may adjust their loan programs and underwriting standards, which may reduce the availability of mortgage credit to prospective mortgagors. This may result in limited financing alternatives for mortgagors seeking to refinance their existing loans, which may in turn result in higher rates of delinquencies, defaults and losses on mortgages. RMBS are also subject to risks associated with investments in asset-backed securities.

Restricted Securities Risk—Restricted securities cannot be sold to the public without registration under the Securities Act of 1933, as amended (the “1933 Act”). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities may be classified as illiquid investments. There is no guarantee that a trading market will exist at any time for a particular restricted security. Thus, the Fund may be unable to sell these securities at an advantageous time or at all.

Restricted securities may involve a high degree of business and financial risk, which may result in substantial losses. These securities may be less liquid and more difficult to value than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. The Fund may invest in restricted securities, including securities initially acquired through private placement transactions, offered and sold without registration pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”) and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States without registration with the SEC pursuant to Regulation S under the 1933 Act (“Regulation S Securities”). Rule 144A Securities and Regulation S Securities generally may be traded freely among certain qualified institutional investors, such as the Fund, and non-U.S. persons, but resale to a broader base of investors in the United States may be permitted only in significantly more limited circumstances. The Fund may bear certain costs associated with the resale of these securities and may be subject to delays in being permitted to sell these holdings.

Investing in Rule 144A Securities and other restricted and non-registered securities (such as privately placed securities purchased through transactions complying with the requirements in Regulation D or S under the 1933 Act) could have the effect of increasing the amount of the Fund’s assets invested in illiquid investments to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities and for other relevant market, trading and investment-specific considerations.

Securities Lending Risk—Securities lending involves the lending of portfolio securities owned by the Fund to qualified borrowers, including broker-dealers and financial institutions. Therefore, loans of securities involve the risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Fund. In addition, in the event of bankruptcy of the borrower or lending agent, the Fund could experience losses or delays in recovering the loaned securities or foreclosing on collateral. In some cases, these risks may be mitigated by an indemnification provided by the Fund’s lending agent. When lending portfolio securities, the Fund initially will require the borrower to provide the Fund with collateral, most commonly cash, which the Fund will invest. Although the Fund invests cash collateral in a conservative manner, it is possible that it could lose money from such an investment or fail to earn sufficient income from its investment to cover the fee or rebate that it has agreed to pay the borrower. To the extent a borrower pledges non-cash collateral, the Fund will earn lending fees paid by the borrower through the lending agent. It is possible that, should the Fund’s lending agent experience financial difficulties or bankruptcy, the Fund may not receive the fees it is owed.

Sovereign Debt Risk—Investments in sovereign debt securities, such as foreign government debt or foreign treasury bills, involve special risks, including the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor’s policy towards the International Monetary Fund or international lenders, the political constraints to which the debtor may be subject and other political considerations. Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of sovereign debt securities held by the Fund.

The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to various factors, such as the extent of its foreign reserves, the size of the debt burden relative to economic output and tax revenues, cash flow difficulties and other political and social considerations. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Fund may have limited or no legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself. For example, there may be no bankruptcy or similar proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Certain issuers of sovereign debt may be dependent on disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Such disbursements may be conditioned upon a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. A failure on the part of the debtor to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the debtor, which may impair the debtor’s ability to service its debts on a timely basis. As a holder of sovereign debt, the Fund may be requested to participate in the restructuring of such sovereign indebtedness, including the rescheduling of payments and the extension of further loans to debtors, which may adversely affect the Fund. There can be no assurance that such restructuring will result in the repayment of all or part of the debt. Sovereign debt risk is greater for issuers in emerging markets than issuers in developed countries, and certain emerging market countries have in certain periods declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.

Special Situation Investments/Securities in Default Risk—Investments in the securities and debt of distressed issuers or issuers in default (“Special Situation Investments”) involve a far greater level of risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its “par” or full value because the investments in the securities and debt of distressed issuers or issuers in default are highly speculative with respect to the issuer’s ability to make interest payments and/or to pay its principal obligations in full and/or on time. Special Situation Investments can be very difficult to properly value, making them susceptible to a high degree of price volatility and potentially rendering them less liquid than performing debt obligations. Those Special Situation Investments involved in a bankruptcy proceeding can be subject to a high degree of uncertainty with regard to both the timing and the amount of the ultimate settlement. Special Situation Investments may include debtor-in-possession financing, sub-performing real estate loans and mortgages, privately placed senior, mezzanine, subordinated and junior debt, letters of credit, trade claims, convertible bonds, and preferred and common stocks. The risks of Special Situation Investments are heightened under current conditions.

To Be Announced (“TBA”) Transactions Risk—The Fund may enter into “To Be Announced” (“TBA”) commitments to purchase or sell MBS for a fixed price at a future date. In TBA commitments, the selling counterparty does not specify the particular securities to be delivered. Instead, the purchasing counterparty agrees to accept any security that meets specified terms. TBA purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Fund’s other assets. In addition, the selling counterparty may not deliver the security as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to the settlement date. FINRA rules include mandatory margin requirements that require the Fund to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

U.S. Government Securities Risk—U.S. government securities are subject to market and interest rate risks, as well as varying degrees of credit risk not backed by the full faith and credit of the U.S. government involve credit risk that is greater than other types of U.S. government securities. Different types of U.S. government securities have different relative levels of credit risk depending on the nature of the particular government support for that security. U.S. government securities may be supported by: (i) the full faith and credit of the United States government; (ii) the ability of the issuer to borrow from the U.S. Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity (“GSE”); (iv) pools of assets (e.g., mortgage-backed securities); or (v) the United States in some other way. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, which may fluctuate in value and are subject to investment risks, and certain U.S. government securities may not be backed by the full faith and credit of the United States government and, thus, are subject to greater credit risk than other types of U.S. government securities. The value of U.S. government obligations may be adversely affected by changes in interest rates. There is no guarantee that the U.S. government will provide support to its agencies and GSEs if they are unable to meet their obligations. In addition, it is possible that the issuers of some U.S. government securities will not have the funds to meet their payment obligations in the future and there is a risk of default. Also, circumstances could arise in which U.S. government securities, including U.S. treasury securities that are backed by the full faith and credit of the U.S. government, experience increased credit risk (including increased risk of default) and reduced market liquidity (which may result in such securities becoming less liquid or illiquid). The long-term credit rating of the U.S. government may be downgraded by major rating agencies due to, among other things, an actual or expected fiscal deterioration, a high and growing government debt burden and an erosion of governance relative to peers, which would adversely affect investments in U.S. government securities.

When Issued, Forward Commitment and Delayed-Delivery Transactions Risk—When-issued, forward-commitment and delayed-delivery transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When the Fund has sold a security pursuant to one of these transactions, the Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or suffer a loss.

Zero Coupon and Payment-In-Kind Securities Risk—The market value of a zero-coupon or payment-in-kind security, which usually trades at a deep discount from its face or par value, is generally more volatile than the market value of, and is more sensitive to changes in interest rates and credit quality than, other fixed income securities with similar maturities and credit quality that pay interest in cash periodically. Zero coupon and payment-in-kind securities also may be less liquid than other fixed-income securities with similar maturities and credit quality that pay interest in cash periodically. Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest in the form of additional securities. However, a portion of the original issue discount on zero coupon securities and the “interest” on payment-in-kind securities will be included in the investing Fund’s taxable income. Accordingly, for the Fund to qualify for tax treatment as a regulated investment company and to avoid certain taxes, the Fund will generally be required to distribute to its shareholders an amount that is greater than the total amount of cash it actually receives with respect to these securities. These distributions must be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities or other assets. The Fund will not be able to purchase additional income-producing securities with cash used to make any such distributions, and its current income ultimately may be reduced as a result. Zero coupon and payment-in-kind securities may be more difficult to value than other fixed income securities with similar maturities and credit quality that pay interest in cash periodically. Additionally, interest payment deferred on payment-in-kind securities are subject to the risk that the borrower may default when the deferred payments are due in cash at the maturity of the loan, interest rates on payment-in-kind securities are higher than those on other loans to reflect the time value of money on deferred interest payments and the higher credit risk of borrowers who may need to defer interest payments, market prices of payment-in-kind securities may be particularly volatile because they are affected to a greater extent by interest rate changes than are other instruments that pay interest periodically, and payment-in-kind securities may have unreliable valuations because accruals require judgment about ultimate collectability of the deferred payments and the value of the associated collateral.

APPENDIX C

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

HOW THE FUND VALUES ITS SHARES

The Fund calculates net asset value per share, which also is referred to as NAV, by:

•	Taking the current value of its total assets;

•	Subtracting any liabilities; and

•	Dividing that amount by the total number of shares owned by shareholders.

The Fund generally calculates its NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). The NYSE is open Monday through Friday, except on observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE has an earlier closing time (scheduled or unscheduled), such as on days in advance of holidays generally observed by the NYSE, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Fund’s Investment Manager believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund generally does not calculate its NAV on any day that the NYSE is not open for business. However, if the NYSE is closed for any other reason on a day it would normally be open for business, the Fund may calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Fund’s Investment Manager believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund discloses its NAV on a daily basis. Information that becomes known to the Fund or its agent after the Fund’s NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Fund’s previously determined NAV. For more information, or to obtain the Fund’s NAV, please call 800.820.0888 or visit the Guggenheim Investments website-www.guggenheiminvestments.com.

The Board of Trustees of Guggenheim Funds Trust has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to Rule 2a-5 under the 1940 Act, the Board designated the Investment Manager as the valuation designee to perform fair valuation determinations for the Fund with respect to all Fund investments and/or other assets. As the Fund’s valuation designee pursuant to Rule 2a-5, the Investment Manager has adopted separate procedures (“Valuation Designee Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4 under the 1940 Act. The Investment Manager, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining fair value of the Fund’s securities and/or other assets. The Valuation Procedures and Valuation Designee Procedures permit the Fund to use a variety of valuation methodologies in connection with valuing the Fund’s investments. The methodology used for a specific type of investment may vary based on available market data or other relevant considerations. As a general matter, valuing securities and assets accurately is difficult and can be based on inputs and assumptions which may not always be accurate.

In general, portfolio securities and assets of the Fund will be valued on the basis of readily available market quotations at their current market value. With respect to portfolio securities and assets of the Fund for which market quotations are not readily available or deemed unreliable by the Investment Manager, the Fund will fair value those securities and assets in good faith in accordance with the Valuation Procedures and Valuation Designee Procedures.

Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value.” Fair value represents a good faith approximation of the value of a security. Fair value determinations may be based on limited inputs and involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances, and the exercise of judgment. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures and Valuation Designee Procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Valuation Procedures and Valuation Designee Procedures are designed to value a portfolio security or asset at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there is no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund could reasonably expect to receive upon the sale of the portfolio security or asset.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. E.T. Investments in foreign securities may involve risks not present in domestic investments.

The Fund may also fair value securities and assets when a significant event is deemed to have occurred after the time of a market quotation including for securities and assets traded on foreign markets and securities and assets for which market quotations are provided by independent third party pricing services as of a time that is prior to the time when the Fund determines its NAV. There can be no assurance in each case that significant events will be identified.

With respect to any portion of the Fund’s assets invested in open-end investment companies, the Fund’s NAV is calculated based upon the NAV of the open-end investment companies in which the Fund invests, except ETFs and closed-end investment companies, which are generally valued based on market prices.

Valuations of the Fund’s securities and other assets are supplied primarily by independent third-party pricing services appointed pursuant to the processes set forth in the Valuation Designee Procedures. Valuations provided by independent third-party pricing services are generally based on methods designed to approximate the amount that the Fund could reasonably expect to receive upon the sale of the portfolio security or asset. When providing valuations to the Fund, pricing services use various inputs, methods, models and assumptions, which may include information provided by broker-dealers and other market makers. Independent third-party pricing services face the same challenges as the Fund in valuing securities and assets and may rely on limited available information. If the pricing service cannot or does not provide a valuation for a particular investment, or such valuation is deemed unreliable, such investment is fair valued by the Investment Manager. The Fund may also use third-party service providers to model certain securities, using models to determine fair market value. While the Fund’s use of fair valuation is intended to result in calculation of NAV that fairly reflects values of the Fund’s portfolio securities as of the time of pricing, the Fund cannot guarantee that any fair valuation will, in fact, approximate the amount the Fund would actually realize upon the sale of the securities in question.

HOW TO BUY SHARES

Creation of Creation Units

Shares of the Fund are issued and sold only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form as described in the Authorized Participant Agreement (as defined below), on any Business Day. The size of a Creation Unit may be modified by the Investment Manager with prior notification to the Fund’s Authorized Participants. The Fund’s current Creation Unit size may be found on the ETF portion of the Guggenheim Investments website.

A “Business Day” with respect to the Fund is each day the Exchange is open, which excludes weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Orders from Authorized Participants to create or redeem Creation Units will only be accepted on a Business Day.

Fund Deposit

The consideration for purchase of Creation Units of the Fund may consist of a designated portfolio of securities, assets or other positions (including any portion of such securities, assets or other positions for which cash may be substituted) and/or cash. If creations are not conducted in cash, the consideration for purchase of Creation Units of the Fund generally consists of “Deposit Securities” and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which will be applicable (subject to possible amendment or correction) to creation requests received in proper form. The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund.

The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing the Creation Unit.

The Investment Manager makes available through the NSCC on each Business Day prior to the opening of business on the Exchange, the list of names and the required number or par value of each Deposit Security, if any, and the amount of the Cash Component to be included in the current Fund Deposit (based on information as of the end of the previous Business Day for the Fund). Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of the Fund until such time as the next-announced Fund Deposit is made available.

The identity and number or par value of the Deposit Securities change pursuant to changes in the composition of the Fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by the Investment Manager with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the Fund’s portfolio.

The Fund reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through Depository Trust Company (“DTC”) or the Clearing Process (as discussed below). The Fund also reserves the right to permit or require a “cash in lieu” amount in certain other circumstances, including circumstances in which (i) the delivery of the Deposit Security by the Authorized Participant (as described below) would be restricted under applicable securities or other local laws or (ii) the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under applicable securities or other local laws, or (iii) in certain other situations. In the case of transactions involving “cash in lieu” amounts, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. If a purchase or redemption consists solely or partially of cash and the Fund places a brokerage transaction for portfolio securities with a third party broker, an Authorized Participant or its affiliated broker-dealer, the broker or the Authorized Participant (or an affiliated broker-dealer of the Authorized Participant) may be required, in its capacity as broker-dealer with respect to that transaction, to cover certain brokerage, tax, foreign exchange, execution, and market impact costs through a brokerage execution guarantee.

Procedures for Creating Creation Units

To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”) or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Authorized Participant Agreement”) (discussed below). A Participating Party or DTC Participant who has executed an Authorized Participant Agreement is referred to as an “Authorized Participant.” All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

Role of the Authorized Participant

Creation Units may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor. Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. An Authorized Participant, acting on behalf of an investor, may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through a non-Authorized Participant may result in additional charges to such investor. Guggenheim Funds Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants.

Placement of Creation Orders

Fund Deposits must be delivered through the Federal Reserve System (for cash and U.S. government securities), through DTC (for corporate and municipal securities) or through a central depository account, such as with Euroclear or DTC, maintained by the Custodian or a subcustodian (a “Central Depository Account”). Any portion of the Fund Deposit that may not be delivered through the Federal Reserve System or DTC must be delivered through a Central Depository Account. The Fund Deposit transfers made through DTC must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through

DTC to the account of the Fund, generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through the Federal Reserve System must be deposited by the participant institution in a timely fashion so as to ensure the delivery of the requisite number or amount of Deposit Securities or cash through the Federal Reserve System to the account of the Fund generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through a Central Depository Account must be completed pursuant to the requirements established by the Custodian or subcustodian for such Central Depository Account generally before 2:00 p.m., Eastern time on the Settlement Date. The “Settlement Date” for all funds is generally the first Business Day after the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by Guggenheim Funds Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian generally before 3:00 p.m., Eastern time on the Settlement Date. If the Cash Component and the Deposit Securities are not received by 3:00 p.m., Eastern time on the Settlement Date, the creation order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the first Business Day following the day on which the purchase order is deemed received by the Distributor, provided that the relevant Fund Deposit has been received by the Fund prior to such time.

Purchase Orders

To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor or its agent an irrevocable order to purchase shares of the Fund, in proper form, by the Cutoff Time (as defined below). The Distributor or its agent will notify the Investment Manager and the Custodian of such order. The Custodian will then provide such information to any appropriate subcustodian. Procedures and requirements governing the delivery of the Fund Deposit are set forth in the Authorized Participant Agreement and may change from time to time. Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor or its agent by the Cutoff Time (as defined below) on such Business Day.

The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds estimated by the Fund to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Cutoff Time of the Fund. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.

The Authorized Participant is responsible for any and all expenses and costs incurred by the Fund, including any applicable cash amounts, in connection with any purchase order.

Timing and Submission of Purchase Orders

An Authorized Participant must submit an irrevocable order to purchase shares of the Fund generally before 1:00 p.m. (for negotiated custom baskets) or 3:00 p.m. (for standard orders), Eastern time on any Business Day in order to receive that day’s NAV. Notwithstanding the foregoing, the Fund may, but is not required to permit orders until 4:00 p.m., Eastern time, or until the market closes (in the event the Exchange closes early). On days when the Exchange or bond market closes earlier than normal (or on days where the bond market is closed but the Exchange is open), the Fund may require orders to create or redeem Creation Units to be placed earlier in the day. Creation Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor or its agent pursuant to procedures set forth in the Authorized Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or its agent or an Authorized Participant. Orders to create shares of the Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the equity markets in the relevant foreign market are closed may be charged the maximum additional charge for Creation Unit transactions as set forth in the Fund’s SAI to account for transaction costs incurred by the Fund. The Fund’s deadline specified above for the submission of purchase orders is referred to as the Fund’s “Cutoff Time.” The Distributor or its agent, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Exchange is not open for business) via communication through the facilities of the Distributor’s or its Transfer Agent’s proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by Guggenheim Funds Trust, will be processed based on the NAV next determined after such acceptance. However, to account for transaction costs otherwise incurred by the Fund, an Authorized Participant that submits an order to the Distributor after the Cutoff Time stated above, may be charged the maximum additional charge for Creation Unit transactions as set forth in the Fund’s SAI.

Acceptance of Orders for Creating Units

Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to the Fund are in place for payment of the Cash Component and any other cash amounts which may be due, the Fund will accept the order, subject to the Fund’s right (and the right of the Distributor and the Investment Manager) to reject any order until acceptance, as set forth below.

Once the Fund has accepted an order, upon the next determination of the net asset value of the shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such net asset value. The Distributor or its agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

The Fund reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor or its agent if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Fund or the Investment Manager, have an adverse effect on the Fund or the rights of beneficial owners; or (vii) circumstances outside the control of the Fund, the Distributor or its agent and the Investment Manager make it impracticable to process purchase orders. The Distributor or its agent shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Fund, Transfer Agent, subcustodian, and Distributor or their agents are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.

Issuance of a Creation Unit

Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor or its agent and the Investment Manager shall be notified of such delivery and the Fund will issue and cause the delivery of the Creation Unit. Creation Units for the Fund typically are issued on a “T+1 basis” (i.e., one Business Day after trade date). However, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+1, including a shorter settlement period, if necessary or appropriate under the circumstances and compliant with applicable law. For example, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+1, in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets, as applicable, of dividend record dates and ex-dividend dates (i.e., the last day the holder of a security can sell the security and still receive dividends payable on the security) and in certain other circumstances.

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, the Fund will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value at least equal to 105%, which percentage the Investment Manager may change at any time, in its sole discretion, of the value of the missing Deposit Securities in accordance with the Funds’ then-effective procedures. The only collateral that is acceptable to the Funds is cash in U.S. dollars. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time on the contractual settlement date. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Fund’s current procedures for collateralization of missing Deposit Securities is available from the Distributor or its agent. The Authorized Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the cash collateral.

In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund and the Fund’s determination shall be final and binding.

HOW TO REDEEM SHARES

Redemption of Creation Units

Shares of the Fund may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Transfer Agent or its agent and only on a Business Day, as described below. The Fund will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by an Authorized Participant. Beneficial owners also may sell shares in the secondary market.

In-Kind Redemption Method

The Investment Manager will make available through the NSCC, prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the designated portfolio of securities, assets or other positions (including any portion of such securities, assets or other positions for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”), and an amount of cash (the “Cash Amount,” as described below). Such Fund Securities and the corresponding Cash Amount (each subject to possible amendment or correction) are applicable in order to effect redemptions of Creation Units of the Fund until such time as the next announced composition of the Fund Securities and Cash Amount is made available. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Procedures and requirements governing redemption transactions are set forth in the Authorized Participant Agreement and may change from time to time.

With an in-kind redemption, the proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below).

The Fund may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security, and reserves the right to redeem entirely in cash. The Fund also reserves the right to permit or require a “cash in lieu” amount in certain other circumstances, including circumstances in which: (i) the delivery of the Fund Security to the Authorized Participant would be restricted under applicable securities or other local laws; or (ii) the delivery of a Fund Security to the Authorized Participant would result in the disposition of the Fund Security by the Authorized Participant becoming restricted under applicable securities or other local laws, or (iii) in certain other situations. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as the Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

Cash Redemption Method

When partial or full cash redemptions of Creation Units are authorized by the Fund, a redemption will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.

Placement of Redemption Orders

Redemption requests for Creation Units of the Fund must be submitted to the Transfer Agent by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of the Fund generally before 1:00 p.m. (for negotiated custom baskets) or 3:00 p.m. (for standard orders), Eastern time on any Business Day, in order to receive that day’s NAV. Notwithstanding the foregoing, the Fund may, but is not required to permit orders until 4:00 p.m., Eastern time, or until the market closes (in the event the Exchange closes early). On days when the Exchange or bond market closes earlier than normal (or on days where the bond market is closed, but the Exchange is open), the Fund may require orders to create or redeem Creation Units to be placed earlier in the day. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant.

The Authorized Participant must transmit the request for redemption in the form required by the Fund to the Transfer Agent or its agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any time, only a limited number of broker-dealers will have an Authorized Participant Agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Transfer Agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Exchange closing time on the applicable Business Day, (ii) a request in form satisfactory to the Fund is received by the Transfer Agent or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities by 10:00 a.m., Eastern time on the Business Day next following the day that the redemption request is received, the redemption request may be rejected. Investors should be aware that the deadline for such transfers of shares through the DTC system may be significantly earlier than the close of business on the Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the shares.

Upon receiving a redemption request, the Transfer Agent or its agent shall notify the Fund of such redemption request. The tender of an investor’s shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.

A redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.

Deliveries of redemption proceeds by the Fund generally will be made within one Business Day (i.e., “T+1”). Further, consistent with applicable law, the Fund reserves the right to settle redemption transactions and deliver redemption proceeds on another basis to accommodate foreign market holiday schedules, including to account for different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold) and in certain other circumstances.

If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, the Fund may in its discretion exercise the option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the net asset value of its shares based on the NAV of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charges specified above, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Securities under such laws.

In the event that cash redemptions are utilized by the Fund, proceeds will be paid to the Authorized Participant redeeming shares as soon as practicable after the date of redemption (generally within seven calendar days thereafter, except as described in “Regular Holidays” below).

To the extent contemplated by an Authorized Participant’s agreement with the Distributor or its agent, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund, at or prior to 10:00 a.m., Eastern time on the Exchange business day after the date of submission of such redemption request, the Transfer Agent or its agent will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds, having a value at least equal to 105%, which percentage the Investment Manager may change at any time, in its sole discretion, of the value of the missing shares. Such cash collateral must be delivered no later than 10:00 a.m., Eastern time on the day after the date of submission of such redemption request and shall be held by the Custodian and marked-to-market daily. The fees of the Custodian and any subcustodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Authorized Participant Agreement permits the Fund to acquire shares of the Fund at any time and subjects the

Authorized Participant to liability for any shortfall between the aggregate of the cost to the Fund of purchasing such shares, plus the value of the Cash Amount, and the value of the cash collateral.

Because the portfolio securities of the Fund may trade on exchange(s) on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or purchase or sell shares of the Fund on the Exchange on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its net asset value is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.

Costs Associated with Creation and Redemption Transactions

Each type of Creation Unit standard transaction fee (“Standard Fee”) is imposed to offset the transfer and other transaction costs incurred by the Fund associated with the issuance or redemption of Creation Units. The Standard Fee will be charged to the Authorized Participant on the day such Authorized Participant creates or redeems a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction. For creations, Authorized Participants will also bear the costs of transferring the Deposit Securities to the Fund. The Investment Manager may adjust the Standard Fee from time to time to account for changes in transaction fees associated with in-kind transactions.

In addition to the Standard Fees discussed above, the Fund charges an additional variable fee (“Variable Fee”) for creations and redemptions in whole or partial cash to offset brokerage and impact expenses associated with the cash portion of the transaction. The amount of the Variable Fee payable to the Fund by the Authorized Participant is determined by the Investment Manager based on analysis of historical transaction cost data and the Investment Manager’s view of current market conditions, among other factors. The actual Variable Fee charged for a given transaction may be lower or higher than the trading expenses incurred by the Fund with respect to that transaction. The total transaction fees charged (i.e. the Standard Fee plus the Variable Fee) will not exceed the maximum amounts reflected in the table below. From time to time, the Investment Manager, in its sole discretion, may adjust the Fund’s transaction fees or reimburse an Authorized Participant for all or a portion of the transaction fees.

The following table shows as of March 17, 2026 (i) the Standard Fee, and (ii) the maximum total transaction fee charges for creations and redemptions (as described above):

Name of Fund	In-Kind Creation Unit Standard Fee*	Cash Creation Unit Standard Fee*	Maximum Total Transaction Fee**
Guggenheim Ultra Short Income ETF	$300	$300	3% (Create) 2% (Redeem)

*	Flat fee charged per transaction for one or more Creation Units.
**	As a percentage of the net asset value per Creation Unit, inclusive of the Standard Fee.

12B-1 AND SHAREHOLDER SERVICING FEES

The Board of Trustees of the Fund has adopted a Rule 12b-1 Distribution and Servicing Plan (“Rule 12b-1 Plan”) on behalf of the Fund pursuant to which the Fund may pay certain expenses incurred in the distribution of its shares and the servicing and maintenance of existing shareholder accounts. The Distributor and the Investment Manager may have a direct or indirect financial interest in the Rule 12b-1 Plan or any related agreement. Pursuant to the Rule 12b-1 Plan, the Fund may pay a fee of up to 0.25% of the Fund’s average daily net assets. No Rule 12b-1 fee is currently being charged to the Fund. The Rule 12b-1 fee may only be imposed or increased when the Board of Trustees of the Fund determines that it is in the best interests of the Fund to do so. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time they will increase the cost of an investment in the Fund. The Rule 12b-1 fee may cost an investor more than other types of sales charges.

OTHER POLICIES

Custom Baskets

The securities and other assets that are required for the issuance of a Creation Unit or are provided upon redemption of a Creation Unit (a “basket”) may differ and the Fund may permit or require the submission of a portfolio of securities or cash that differs from the composition of the published portfolio(s) (a “Custom Basket”). The Fund may utilize custom creation or redemption baskets consistent with Rule 6c-11 under the 1940 Act. A Custom Basket may include any of the following: (i) a basket that is composed of a nonrepresentative selection of the Fund’s portfolio holdings; or (ii) a representative basket that is different from the initial basket used in transactions on the same Business Day. The Fund has adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for certain types of custom baskets intended to be protective to the Fund and its shareholders. Such policies and procedures, among other items, establish (i) parameters for the construction and acceptance of custom baskets, and (ii) processes for revisions to or deviations from such parameters.

Regular Holidays

For every occurrence of one or more intervening holidays in the applicable foreign market or U.S. bond market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market or U.S. bond market due to emergencies may also prevent the Fund from delivering securities within the normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market or U.S. bond market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. Under normal circumstances, the Fund expects to pay out redemption proceeds within one Business Day after the redemption request is received, in accordance with the process set forth in the Fund’s SAI and in the agreement between the Authorized Participant and the Fund’s Distributor. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay the Authorized Participant, all as permitted by the 1940 Act. With respect to the Fund’s foreign investments, in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an Authorized Participant in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the Authorized Participant.

Householding

Householding is an option that may be available through certain broker-dealers. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Frequent Trading Policies

Unlike traditional mutual funds, the frequent trading of Fund shares generally does not disrupt portfolio management, increase the Fund’s trading costs, lead to realization of capital gains by the Fund, or otherwise harm Fund shareholders. The vast majority of trading in Fund shares occurs on the secondary market. Because these trades do not involve the Fund, they do not harm the Fund or its shareholders. APs are authorized to purchase and redeem Fund shares directly with the Fund in Creation Units. Creation Unit transactions that are effected using securities (i.e., in-kind) do not cause any of the harmful effects to the issuing fund (as previously noted). However, Creation Unit transactions effected using cash can potentially subject the Fund and its shareholders to those harmful effects. As a result, the Fund requires APs to pay transaction fees to cover brokerage and certain related costs when purchasing or redeeming Creation Units. Those fees are designed to protect the Fund and its shareholders from the dilutive costs associated with frequent creation and redemption activity. For these reasons, the Board of Trustees of the Fund has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market timing of Fund shares. However, the Fund’s policies and procedures regarding frequent purchases and redemptions may be modified by the trustees at any time.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Taxation on Creations and Redemptions of Creation Units

An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased (plus any cash received by the Authorized Participant as part of the issue) over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor (plus any cash paid by the Authorized Participant as part of the issue). An Authorized Participant who exchanges Creation Units for Deposit Securities generally will recognize a gain or loss equal to the difference between the Authorized Participant’s basis in the Creation Units (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the Deposit Securities (plus any cash received by the Authorized Participant as part of the redemption). However, the Internal Revenue Service (the “IRS”) may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisors.

Current U.S. federal tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.

Fund Taxation

The Fund intends to qualify as a regulated investment company as such term is defined under Subchapter M of the Internal Revenue Code (each, a “regulated investment company”). If the Fund fails to qualify as a regulated investment company in any taxable year, the Fund may be subject to federal income tax on its taxable income at the applicable corporate income tax rate. In addition, all distributions from the Fund’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends-received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for “qualified dividend income.” In addition, the Fund could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as a regulated investment company that is accorded special federal income tax treatment.

A nondeductible federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over actual distributions in any calendar year. Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

Certain transactions involving short sales, futures, options, swap agreements, hedged investments, and other similar transactions, if any, may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character, amount, and timing of distributions to shareholders. The Fund will monitor its transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible.

In certain circumstances, such as if the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, in order to qualify as a regulated investment company under the Internal Revenue Code and to avoid federal income tax and the 4% federal excise tax, the Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax- exempt income, including such accrued income. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it generally will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues.

The Fund’s investments in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

The Fund may purchase securities of certain foreign corporations considered to be passive foreign investment companies under the Internal Revenue Code. In order to avoid taxes and interest that must be paid by the Fund, the Fund may make various elections permitted by the Internal Revenue Code. However, these elections could require that the Fund recognize taxable income, which in turn must be distributed even though the Fund may not have received any income upon such an event.

Some foreign securities purchased by the Fund may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year and the Fund qualifies under Section 853 of the Internal Revenue Code, the

Fund may elect to pass through such taxes to shareholders. If the Fund makes such an election, foreign taxes paid by the Fund will be reported to shareholders as income and shareholders may claim either a foreign tax credit or deduction for such taxes, subject to certain limitations. If such election is not made by the Fund, any foreign taxes paid or accrued will represent an expense to the Fund, which will reduce its investment company taxable income.

Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to under the Internal Revenue Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

The Fund may utilize foreign currency contracts in an effort to limit foreign currency risk. The value of foreign currency contracts can vary widely from month-to-month, which may result in gains one month and losses the next month. If the Fund distributes such gains during a monthly distribution (if applicable) and subsequently realizes foreign currency losses due to exchange rate fluctuations, such distribution could constitute a return of capital to shareholders for federal income tax purposes.

If the Fund elects to invest in REIT equity securities, such investments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities at a time when fundamental investment considerations would not favor such sales. The Fund’s investments in REIT equity securities may result in the receipt of cash in excess of the REIT’s earnings. If the Fund distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.

Some REITs are permitted to hold “residual interests” in REMICs. Pursuant to an IRS notice, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Internal Revenue Code as an “excess inclusion”) may be subject to federal income tax in all events. Excess inclusion income will normally be allocated to shareholders in proportion to the dividends received by such shareholders with the same consequences as if the shareholders held the related REMIC residual interest directly. There may be instances in which the Fund may be unaware of a REIT’s excess inclusion income. In general, excess inclusion income allocated to shareholders: (a) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); (b) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income; and (c) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. Tax-exempt investors sensitive to UBTI are strongly encouraged to consult their tax advisers prior to investment in the Fund. In addition, if at any time during any taxable year a “disqualified organization” (as defined by the Internal Revenue Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the applicable corporate tax rate. This may impact the Fund’s performance.

Ordinary REIT dividends are treated as “qualified business income” that is eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. Applicable Treasury Regulations enable the Funds to pass through the special character of “qualified REIT dividends” to their shareholders. The amount of a regulated investment company’s dividends eligible for the 20% deduction for a taxable year is limited to the excess of the regulated investment company’s qualified REIT dividends for the taxable year over allocable expenses. To be eligible to treat distributions from the Fund as qualified REIT dividends, a shareholder must hold shares of the Fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If the Fund does not elect to pass the special character of this income through to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder’s share of the Fund’s qualified REIT dividend income.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, the Funds may be required to limit the extent to which they invest in such investments and it is also possible that the IRS may not agree with the Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, treasury regulations, and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character, and amount of the Fund’s income and gains and distributions to shareholders, affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes, or limit the extent to which the Fund may invest in certain derivatives and other investments in the future.

Generally, the character of the income or capital gains that the Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the IRS could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund or disqualification of the Fund as a regulated investment company.

Shareholder Taxation

Shareholders will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions from the Fund’s net investment income (which includes dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable to shareholders as ordinary income, unless such distributions are attributable to “qualified dividend income” eligible in the case of noncorporate investors for the reduced federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied. Dividends received from REITs, and certain foreign corporations generally will not constitute qualified dividend income.

In addition, if the Fund participates in a securities lending transaction and receives a payment in lieu of dividends with respect to securities on loan (a “substitute payment”), such income generally will not constitute qualified dividend income.

Distributions of the Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, regardless of how long shares of the Fund were held. Long-term capital gains are taxable to noncorporate investors at a maximum federal income tax rate of 20%. In addition, certain non-corporate investors may be subject to an additional 3.8% Medicare tax discussed below. Dividends paid by the Fund may also qualify in part for the dividends-received deduction available to corporate shareholders, provided that certain holding period and other requirements under the Internal Revenue Code are satisfied. Generally, however, dividends received from REITs and on stocks of foreign issuers are not eligible for the dividends-received deduction when distributed to the Fund’s corporate shareholders. In addition, a substitute payment received with respect to a securities lending transaction will not be eligible for the dividends-received deduction when distributed to the Fund’s corporate shareholders. Distributions from the Funds may also be subject to foreign, state, and local income taxes. Please consult a tax adviser regarding the tax consequences of Fund distributions and to determine whether you will need to file a tax return.

If the Fund makes a distribution in excess of its current and accumulated earnings and profits, the excess will be treated as a return of capital to the extent of a shareholder’s basis in his, her, or its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his, her, or its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares. If the Fund produces income primarily derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid by the Fund is anticipated to be qualified dividend income.

Distributions declared by the Fund during October, November, or December to shareholders of record during such month and paid by January 31 of the following year will be taxable in the year they are declared, rather than the year in which they are received. The Fund will notify its shareholders each year of the amount and type of dividends and distributions it paid.

Gain or loss realized upon a redemption or other disposition (such as an exchange) of shares of the Fund by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-

term capital gain or loss. Any loss on the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions paid to the shareholder with respect to such shares. Any loss a shareholder realizes on a sale or exchange of shares of the Fund will be disallowed if the shareholder acquires other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) or substantially identical stock or securities within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale or exchange of the shares. In such case, the shareholder’s tax basis in the shares acquired will be adjusted to reflect the disallowed loss. Capital losses may be subject to limitations on their use by a shareholder.

When a shareholder opens an account, Treasury Regulations require that the shareholder provide a taxpayer identification number (“TIN”), certify that it is correct, and certify that he, she, or it is not subject to backup withholding. If a shareholder fails to provide a TIN or the proper certifications, the Fund is required to withhold 24% of all distributions (including dividends and capital gain distributions) and redemption proceeds paid to the shareholder. The Fund is also required to begin backup withholding on an account if the IRS instructs it to do so. Amounts withheld may be applied to the shareholder’s federal income tax liability and the shareholder may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year provided that the required information is timely furnished to the IRS.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Non-U.S. Investors

Non-U.S. investors (shareholders that are not “United States persons,” as such term is defined under Section 7701(a)(30) of the Internal Revenue Code, or partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund and about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

Non-U.S. investors may be subject to U.S. withholding tax at a 30% (or any lower applicable treaty rate) and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by the Fund from net long-term capital gains, interest related dividends and short-term capital gain dividends, if such amounts are properly reported by the Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains may be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a United States person (as such term is defined under Section 7701(a)(30) of the Internal Revenue Code).

Under Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed Treasury Regulations which may be relied upon, such withholding is not required unless final Regulations provide otherwise. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

APPENDIX D

FINANCIAL HIGHLIGHTS OF THE FUNDS

These financial highlights are intended to help you understand the Acquired Fund’s financial performance for the most recently completed fiscal periods. Certain information reflects financial results for a single share of the Acquired Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Acquired Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ends shown below has been audited by Ernst & Young LLP, the Acquired Fund’s independent registered public accounting firm, whose report, along with the Acquired Fund’s audited financial statements, is included in the Acquired Fund’s report filed on Form N-CSR for the fiscal year ended September 30, 2025, which is available upon request.

As of the date of this Proxy Statement/Prospectus, the Acquiring Fund has not commenced operations. Therefore, the Acquiring Fund does not have financial highlights information. Immediately following the Reorganization, the fiscal year end for the Acquiring Fund will change to May 31.

Guggenheim Strategy Fund II

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended September 30, 2025	Year Ended September 30, 2024	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021

Per Share Data

Net asset value, beginning of period	$24.80	$24.27	$23.96	$24.99	$24.97

Income (loss) from investment operations:

Net investment income (loss)[a]	1.33	1.33	1.15	.49	.35

Net gain (loss) on investments (realized and unrealized)	.11	.59	.41	(1.02)	.07

Total from investment operations	1.44	1.92	1.56	(.53)	.42

Less distributions from:

Net investment income	(1.36)	(1.39)	(1.25)	(.50)	(.40)

Total distributions	(1.36)	(1.39)	(1.25)	(.50)	(.40)

Net asset value, end of period	$24.88	$24.80	$24.27	$23.96	$24.99

Total Return[b]	5.95%	8.11%	6.62%	(2.08%)	1.68%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$127,159	$305,970	$281,344	$287,366	$367,122

Ratios to average net assets:

Net investment income (loss)	5.37%	5.40%	4.75%	2.01%	1.40%

Total expenses[c]	0.17%	0.10%	0.13%	0.10%	0.10%

Net expenses	0.17%	0.10%	0.13%	0.10%	0.10%

Portfolio turnover rate	2%	36%	12%	33%	97%

a	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

b	Total return does not reflect the impact of any applicable sales charges.

c	Does not include expenses of the underlying funds in which the Fund invests, if any.

D-1

APPENDIX E

RECORD DATE, OUTSTANDING SHARES

AND INTERESTS OF CERTAIN PERSONS

As of the Record Date, the following shares of beneficial interest of the Acquired Fund were outstanding and entitled to vote:

Acquired Fund	Shares Outstanding

Guggenheim Strategy Fund II	5,151,811

Shares have no preemptive or subscription rights.

As of the Record Date, the following persons owned of record or beneficially 5% or more of a class of the outstanding shares of the Acquired Fund. Shareholders indicated below holding greater than 25% or more of the Acquired Fund are considered “controlling persons” of the Acquired Fund under the 1940 Act. A shareholder owning of record or beneficially more than 25% of the Fund’s outstanding shares could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders. The Guggenheim Funds Trust generally has no knowledge as to whether all or any portion of shares owned of record are also owned beneficially.

Shareholder Name/Address*	Percentage of Class	Percentage of Class of Acquiring Fund After Reorganization
Guggenheim Funds Trust – Guggenheim Total Return Bond Fund	23.23%	23.23%
Guggenheim Funds Trust – Guggenheim Macro Opportunities Fund	19.30%	19.30%
Guggenheim Funds Trust – Guggenheim Limited Duration Fund	12.06%	12.06%
Rydex Series Funds – NASDAQ-100® Fund	11.17%	11.17%
Rydex Variable Trust – NASDAQ-100® Fund	6.75%	6.75%
Rydex Series Funds – Inverse S&P 500® Strategy Fund	5.10%	5.10%

*   The shareholders may be contacted at c/o Guggenheim Funds Distributors, LLC, 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850.

**  These shareholders beneficially owned 25% or more of the Fund’s shares as of the Record Date. A shareholder who beneficially owns more than 25% of the Fund’s shares is presumed to “control” the Fund, as that term is defined in the Investment Company Act of 1940, and may have a significant impact on matters submitted to a shareholder vote.

As the Acquiring Fund is newly organized, there were no outstanding shares for the Acquiring Fund as of the Record Date.

E-1

Guggenheim Funds Trust

Statement of Additional Information

April 17, 2026

Acquired Fund	Acquiring Fund

Guggenheim Strategy Fund II (a series of Guggenheim Strategy Funds Trust) 702 King Farm Boulevard, Suite 200 Rockville, Maryland 20850 (301) 296-5100	Guggenheim Ultra Short Income ETF (a series of Guggenheim Funds Trust) 702 King Farm Boulevard, Suite 200 Rockville, Maryland 20850 (301) 296-5100

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated April 17, 2026, relating specifically to the proposed transfer of the assets of the Acquired Fund to the Acquiring Fund, as listed above, in exchange for the assumption by the Acquiring Fund of all liabilities of the Acquired Fund and the distribution to the shareholders of the Acquired Fund of shares of the Acquiring Fund having an aggregate net asset value equal to those of the Acquired Fund upon the Closing Date of the Reorganization in complete liquidation of the Acquired Fund (the “Reorganization”). Unless otherwise indicated, capitalized terms used herein have the same meanings as are given to them in the Proxy Statement/Prospectus. To obtain a copy of the Proxy Statement/Prospectus, please contact Guggenheim Funds Trust, 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850, by calling toll-free (301) 296-5100.

DOCUMENTS INCORPORATED BY REFERENCE, INCLUDING FINANCIAL STATEMENTS

This Statement of Additional Information of the Acquiring Fund consists of these introductory pages; the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein; the supplemental financial information; and the Statement of Additional Information of the Acquiring Fund that follows:

•	Prospectus for the Acquired Fund, dated January 28, 2026, as may be supplemented (1940 Act File No. 811-22946; Accession Number 0001193125-25-014453);

•	Statement of Additional Information of the Acquired Fund, dated January 28, 2026, as may be supplemented (1940 Act File No. 811-22946; Accession Number 0001193125-25-014453);

•	Audited financial statements of the Acquired Fund for the period ended September 30, 2025 included in the Fund’s report filed on Form N-CSR (Accession Number 0001398344-25-021351);

Because the Acquiring Fund was newly created for the purpose of the Reorganization, the Acquiring Fund has not published financial statements. The Acquiring Fund is a newly-created shell series of Guggenheim Funds Trust with no assets or liabilities that will commence operations upon consummation of the Reorganization and continue the operations of the Acquired Fund. The Acquired Fund will be the accounting and performance survivor in the Reorganization, and the Acquiring Fund, as the corporate survivor in the Reorganization, will adopt the accounting and performance history of the Acquired Fund.

1

FINANCIAL STATEMENTS

For additional information, see the September  30, 2025 report filed on Form N-CSR of the Acquired Fund, which is incorporated herein by reference.

SUPPLEMENTAL FINANCIAL INFORMATION

There are no significant differences in the accounting or valuation policies of the Funds.

Following the Reorganization, it is expected that the Acquired Fund will be the accounting survivor.

The Funds are managed by Guggenheim Partners Investment Management, LLC (the “Investment Manager”). The Acquired Fund does not pay the Investment Manager a management fee in return for providing investment management services.

Upon the closing of the Reorganization, the Acquiring Fund will pay the Investment Manager a unitary management fee to the Investment Manager in an amount equal to the annual rate of 0.25% of its average daily net assets.

The Reorganization will not result in a material change to the Acquired Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. As a result, a schedule of investments of the Acquired Fund modified to show the effects of the change is not required and is not included. Notwithstanding the foregoing, changes may be made to the Acquired Fund’s portfolio in advance of the Reorganization and/or the Acquiring Fund’s portfolio following the Reorganization.

2

Guggenheim Funds Trust

Statement of Additional Information

April 17, 2026

This Statement of Additional Information provides information relating to Guggenheim Ultra Short Income ETF, a series of Guggenheim Funds Trust (the “Fund”):

Fund	Ticker	Listing Exchange

Guggenheim Ultra Short Income ETF	GCSH	NYSE Arca, Inc.

This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Fund’s prospectus dated April 17, 2026 as may be supplemented from time to time (the “Prospectus”), and should be read in conjunction with the Prospectus.

The Prospectus (and the Fund’s annual and semi-annual reports and other information such as the Fund’s financial statements, when available) may be obtained without charge by writing Guggenheim Funds Distributors, LLC, 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850, by calling 800.820.0888 or by visiting www.guggenheiminvestments.com/services/prospectuses-and-reports.

It is currently anticipated that, effective on or about April 30, 2026, Guggenheim Strategy Fund II, a series of Guggenheim Strategy Funds Trust (the “Predecessor Fund”), will be reorganized into the Fund, subject to the approval of shareholders of the Predecessor Fund. The Predecessor Fund’s report filed on Form N-CSR for the fiscal year ended September 30, 2025 includes the Predecessor Fund’s audited financial statements, including notes thereto, and the report of the Predecessor Fund’s independent registered public accounting firm, which are incorporated by reference into this SAI. The annual financial statements and additional information included in the Predecessor Fund’s report filed on Form N-CSR are separate documents supplied with this SAI.

As described herein, the investment manager to the Fund is Guggenheim Partners Investment Management, LLC, 330 Madison Avenue, 10th Floor, New York, NY 10017.

General Information

Guggenheim Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on November 8, 2013, is registered with the Securities and Exchange Commission (“SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is an open-end management investment company that is authorized to have multiple series or portfolios. The offering of the Trust’s shares is registered under the Securities Act of 1933 (the “Securities Act”). This Statement of Additional Information (“SAI”) relates to the Guggenheim Ultra Short Income ETF (the “Fund”).

It is currently anticipated that, effective on or about April 30, 2026, Guggenheim Strategy Fund II, a series of Guggenheim Strategy Funds Trust (the “Predecessor Fund”), will be reorganized into the Fund, subject to the approval of shareholders of the Predecessor Fund. The fiscal year end for the Acquired Fund is September 30 and upon the Reorganization, the fiscal year end for the Acquiring Fund will be May 31 of each year.

Guggenheim Partners Investment Management, LLC (“GPIM”) is the investment manager to the Fund. GPIM is also referred to as the “Investment Manager.”

The investment objective and policies of the Fund, unless otherwise noted, may be changed by the Board of Trustees of the Trust (the “Board”) without the approval of shareholders. The Fund is also required to operate within limitations imposed by its fundamental investment policies, which may not be changed without shareholder approval. These limitations are set forth under “Investment Restrictions.” The Fund is classified as a “non-diversified company” within the meaning of the 1940 Act. An investment in the Fund does not constitute a complete investment program.

Investors should note that the Fund reserves the right to merge or reorganize itself, or to cease operations and liquidate at any time. In the event the Board determines to liquidate the Fund, shareholders may be subject to adverse tax consequences. In addition, the shareholder may receive a liquidating amount that is less than the shareholder’s original investment.

The Fund offers and issues shares at net asset value (“NAV”) per share only in aggregations of a specified number of shares (“Creation Unit”), in exchange for a designated portfolio of securities, assets or other positions (including any portion of such securities, assets or other positions for which cash may be substituted) and/or cash (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). Shares of the Fund are listed for trading on the NYSE Arca, Inc. (the “Exchange”), a national securities exchange. Shares of the Fund are traded in the secondary market and elsewhere at market prices that may be at, above or below the Fund’s NAV. Unlike mutual funds, the Fund’s shares are not individually redeemable securities. Rather, the Fund’s shares are redeemable only in Creation Units, and Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities/instruments with a cash balancing amount and/or all cash. The size of a Creation Unit may be modified by GPIM with prior notification to the Fund’s Authorized Participants. In the event of liquidation of the Fund, the number of shares in a Creation Unit may be significantly reduced.

Exchange Listing and Trading

Shares of the Fund are listed for trading and trade throughout the day on the Exchange and other secondary markets. Shares of the Fund may also be listed on certain foreign (non-U.S.) exchanges. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the shares of the Fund from listing under the following circumstances, as may be applicable: (i) if the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under 1940 Act; (ii) if the Fund fails to meet certain continuing listing standards of the Exchange; (iii) if following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 beneficial owners of shares of the Fund; or (iv) if any other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other publicly traded securities, when you buy or sell shares through a financial intermediary you may incur a brokerage commission determined by that financial intermediary.

Shares of the Fund trade on the Exchange or in the secondary market at prices that may differ from their NAV because such prices may be affected by market forces (such as supply and demand for the Fund’s shares). The Trust reserves the right to adjust the share prices of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

Investment Methods and Risk Factors

The Fund’s principal investment strategies and the summaries of risks associated with the same are described in the “Fund Summary” and “Descriptions of Principal Risks” sections of the Prospectus. The following discussion provides additional information about certain of those principal investment strategies and related risks, as well as information about other investment strategies that the Fund may utilize and related risks that may apply to the Fund, even though they are not considered to be “principal” investment strategies of the Fund. Accordingly, an investment strategy and related risk that is described below, but which is not described in the Fund’s Summary Prospectus, should not be considered to be a principal investment strategy or principal risk applicable to the Fund.

Some of the risk factors related to certain securities, instruments and techniques that may be used by the Fund are described in the “Fund Summaries” and “Descriptions of Principal Risks” sections of the Prospectus and in this SAI. The following is a description of certain additional risk factors related to various securities, instruments and techniques. Also included is a general description of some of the investment instruments, techniques and methods that may be used by the Fund. Although the Fund may employ the techniques, instruments and methods described below, consistent with its investment objective and policies and any applicable law, the Fund is not required to do so.

Investors should be aware that economies and financial markets have in recent periods experienced increased uncertainty and volatility because of, among other factors, economic developments, geopolitical tensions, labor and public health conditions around the world, inflation, tariffs and changing interest rates. To the extent these or similar conditions continue or occur in the future, the risks below could be heightened significantly compared to normal conditions and therefore the Fund’s investments and a shareholder’s investment in the Fund may be particularly subject to reduced yield and/or income and to sudden and substantial losses. The fact that a particular risk is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.

Investment objectives and policies of the Fund are described in the Prospectus. Below are additional details about the investment policies of the Fund. There are risks inherent in the ownership of any security, and there can be no assurance that the Fund’s investment objective(s) will be achieved. The objective(s) and policies of the Fund, except those enumerated under “Investment Restrictions—Fundamental Policies,” may be modified at any time without shareholder approval.

The investment methods and risk factors are presented below in alphabetical order and not in the order of importance or potential exposure.

General Risk Factors— The NAV and market price per share of the Fund is expected to fluctuate, reflecting fluctuations in the market value of its portfolio positions. The Fund is subject to the risks associated with financial, economic and other global market developments and disruptions, including those arising out of or relating to, real or perceived changes in prevailing interest rates, changes in inflation rates or expectations about inflation rates, deflation, adverse investor confidence or sentiment, general outlook for corporate earnings, changing economic, political (including geopolitical), social or financial market conditions, bank failures, actual or threatened imposition of tariffs (which may be imposed by U.S. and foreign governments) and trade disruptions, recession, changes in currency and inflation rates, increased instability or general uncertainty, environmental or natural disasters, extreme weather or geological events, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, terrorism, actual or threatened wars or other armed conflicts (such as the conflict in the Middle East and the ongoing Russia-Ukraine conflict and the risk of expansion or collateral economic and other effects thereof) or ratings downgrades, technological developments (including those related to artificial intelligence) or failures (for example, widespread system outages or disruptions or faulty updates to software applications) and other similar events, each of which may be temporary or last for extended periods. Such events may result in, among other things, travel restrictions, closing of borders, exchange closures, health screenings, healthcare service delays, quarantines, cancellations, supply chain disruptions, lower consumer demand, market volatility and general uncertainty. These events may adversely affect the value of the Fund’s investments, which are particularly sensitive to these types of market risks given increased globalization and interconnectedness of markets, and the ability of the Investment Manager to execute investment decisions for the Fund (and thus, liquidity may be affected). Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. Furthermore, the interconnectedness of certain markets, particularly the markets for novel or emerging products or services, such as artificial intelligence or blockchain technology and cryptocurrencies and digital assets, and the related impacts on economies, markets and issuers as well as systemic risk may not be known until a future time, making the potential impact of adverse events occurring in those markets on the Fund difficult to predict. In addition, the Fund and its investments may be adversely impacted by volatility and other developments associated with domestic and global economies, market trading activity and investor interest, including those driven by factors unrelated to financial performance or market conditions. The value of investments, particularly short positions or exposures, may fluctuate dramatically in these circumstances. Also, changes in inflation rates may adversely affect market and economic conditions, the Fund’s investments and an investment in the Fund. Government efforts to support the economy and financial markets may increase the risk that asset prices have a higher degree of correlation than historically seen across markets and asset classes. In addition, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling, which may occur from time to time, could result in increased volatility in both stock and bond markets and various adverse market and economic developments. It may be difficult for the market to assess the immediate impact of an event on an issuer or security due to uncertainty that may surround such events; the impact of such an event on a security’s valuation may be delayed. There is no assurance that the Fund will achieve its investment objective.

Asset-Backed Securities—The Fund may also invest in any level of the capital structure of “asset-backed securities,” which are securities that represent an interest in a pool of assets. These include secured debt instruments collateralized by automobile loans, credit card loans, home equity loans, manufactured housing loans, syndicated bank loans, and other types of debt providing the source of both principal and interest. On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed rate obligation. The credit quality of an asset-backed security depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the issuer, and the credit quality of the swap counterparty, if any. Asset-backed securities (“ABS”) are subject to risks similar to those discussed below with respect to mortgage-backed securities (“MBS”). Some of the loans or other similar debt obligations to which the Fund may obtain exposure through its investments in asset-backed securities or other types of structured products may lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants or other financial protections than certain other types of loans or other similar debt obligations. These investments subject the Fund to the risks of “Covenant-Lite Obligations” discussed below.

Automobile Receivable Securities. Asset-backed securities may be backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles (“Automobile Receivable Securities”). Since installment sales contracts for motor vehicles or installment loans related thereto (“Automobile Contracts”) typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk. Delinquencies and losses on sub-prime and non-prime automobile loans, which are loans originated under weak underwriting standards, including those issued to borrowers with lower credit ratings and/or a shorter credit history, are subject to greater risks of delinquencies and losses. As a result, issuers of ABS backed by such loans may be adversely affected in their ability to continue to make principal and interest payments and the value of such ABS may decline significantly, such as during economic or market downturns.

Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody thereof. In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller’s security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner’s Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

Credit Card Receivable Securities. Asset-backed securities may be backed by receivables from revolving credit card agreements (“Credit Card Receivable Securities”). Credit balances on revolving credit card agreements (“Accounts”) are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been pass-through certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder, and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. An acceleration in cardholders’ payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and yield of the Credit Card Receivable Security.

Credit cardholders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other Asset-backed securities, Accounts are unsecured obligations of the cardholder.

Methods of Allocating Cash Flows. While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes (See “Types of Credit Support”). Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called “strips” (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security) and securities with a class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.

Types of Credit Support. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Such securities may contain elements of credit support that are designed to lessen the effect of failures by obligors on underlying assets to make payments. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class asset-backed securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed securities that have “reserve portfolios” (where cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been “over collateralized” (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. There can be no assurance that credit support of any kind will be successful in lessening the effect of failures by obligors on underlying assets to make payments or be available upon the occurrence of events adversely affecting the obligor’s financial condition.

Availability and Quality of Data—The Investment Manager faces the general risk regarding the availability and quality of information concerning a particular asset or investment, and employs a variety of policies, practices and methodologies to minimize that risk. This is particularly relevant in fixed income investment strategies. For example, there is less readily available and reliable information about most bank loans than is the case for many other types of instruments, including listed securities. Another example is the consideration of Environmental, Social, and Governance (“ESG”) criteria where the Investment Manager believes it could have a material impact on an investment’s return or issuer’s financial performance (though, for avoidance of doubt, the Investment Manager does not offer any ESG products). Similar to the Investment Manager’s ability to evaluate traditional factors in making investment decisions, the ability for the Investment Manager to identify and evaluate ESG characteristics and risks, or to engage with an issuer, is limited to the availability and quality of information on an asset or issuer. In some cases, the Investment Manager may decline to consider ESG criteria in an investment decision due to the unavailability of information on an issuer, or the quality of that information. In addition, the Investment Manager often uses data and insights from third-party research to provide additional input in the analysis of ESG-related criteria. Third-party information and data will, from time to time, be incomplete, inaccurate or unavailable. As a result, there is a risk that the Investment Manager could incorrectly assess the ESG criteria or risks associated with a particular asset or issuer. The Investment Manager expects from time to time to directly engage with certain corporate credit issuers by requesting improved issuer disclosure relating to ESG factors, as well as discussing potential opportunities to improve various ESG metrics and other related topics. Direct engagement will occur with only a minority of portfolio investments and issuers the Investment Manager considers for investment and will depend on a variety of considerations, including the materiality of ESG criteria to the specific issuer or sector and the size of the Investment Manager’s clients’ investments in the issuer. There can be no assurance that the Investment Manager’s engagement efforts will be successful or provide benefit to clients.

The application of ESG criteria and risk factors to portfolio investments (if any) could result in one or more assets or issuers being excluded from a portfolio, which could have an adverse effect on the performance of that portfolio. Additionally, in some circumstances a client mandate or applicable regulations can cause the Investment Manager to restrict specific investments based on particular ESG characteristics. The Investment Manager also reserves the right, in the future, to implement restrictions or prohibitions on investments within certain industries for all or a sub-set of all client accounts which could be based on particular ESG criteria or other relevant factors. As a result of any of the aforementioned circumstances, clients may be limited as to available investments, which could hinder performance when compared to investments with no such restrictions.

Borrowing—The Fund may borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. As recognized by the SEC, a line of credit can enhance the Fund’s ability to manage liquidity risk and to meet shareholder redemption requests.

Accordingly, the Fund may borrow from banks and may borrow through reverse repurchase agreements, derivatives, unfunded commitments and “roll” transactions in connection with meeting requests for the redemption of Fund shares. To the extent that the Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by any interest or appreciation earned on the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. When market conditions are deemed appropriate, the Fund may use leveraging as part of its investment strategy to the full extent permitted by its investment policies and restrictions and applicable law. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowing and to sell (within three days) sufficient portfolio holdings or restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund’s holdings may be disadvantageous from an investment standpoint. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Fund’s policy on borrowing is not intended to limit the ability to pledge assets to secure loans as may be permitted under the Fund’s policies.

The Fund has established a line of credit with certain banks from which it may borrow funds for temporary or emergency purposes. The Fund may use lines of credit to meet large or unexpected redemptions that would otherwise force the Fund to liquidate securities under circumstances which are unfavorable to the Fund’s remaining shareholders. The Fund may be required to pay fees to the banks to maintain the lines of credit, which increases the cost of borrowing over the stated interest rate. If the Fund accesses its line of credit, the Fund would bear the cost of the borrowing through interest expenses and other expenses (e.g., commitment fees) that adversely affect the Fund’s performance. In some cases, such expenses and the resulting adverse effect on the Fund’s performance can be significant. Moreover, if the Fund accesses its line of credit to meet shareholder redemption requests, the Fund’s remaining shareholders would bear such costs of borrowing.

Certificates of Deposit and Bankers’ Acceptances—Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Collateralized Loan Obligations (“CLOs”) and Collateralized Debt Obligations (“CDOs”)—A CDO is a structured finance security whose underlying collateral is typically a portfolio of bonds, bank loans, commercial real estate, other structured finance securities and/or synthetic instruments. Investors in CDOs bear the credit risk of the underlying securities, as well as the risks associated with the collateral (if any) backing such underlying securities. Multiple classes of securities (“tranches”) are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs are subject to the same risk of prepayment described with respect to CLOs, certain mortgage-related securities and asset-backed securities. The value of a CDO security may be affected by, among other things, changes in the market’s perception of the credit risk associated with the assets held by the related CDO issuer.

CLOs are another type of asset-backed security. A CLO is a special purpose entity that issues securities collateralized by a pool of primarily commercial loans, including domestic and non-U.S. senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The loans generate cash flow that is allocated among one or more tranches that vary in risk and yield. The most senior tranche has the best credit quality and the lowest yield compared to the other tranches. The most subordinated tranche (often referred to as the “equity” of the CLO) has the highest potential yield but also has the greatest risk relative to other tranches, as defaults on the underlying loans are borne by first by the most subordinated tranche, thus providing the more senior tranches a cushion from losses. However, despite the cushion from the equity and other more junior tranches, more senior tranches can experience substantial losses due to defaults or other losses on the assets which exceed those of the more junior tranches. Additionally, the market value of CLO securities can decrease because of, among other things, defaults on the CLO’s underlying assets, and market anticipation of defaults or aversion to CLO securities as a class.

Normally, CLOs are privately offered and sold and are not registered under state or federal securities laws. Therefore, investments in CLOs may be classified as illiquid investments; however, an active dealer market may exist for CLOs allowing a CLO to qualify for transactions pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). Additionally, CLOs normally charge management fees and administrative expenses, which are in addition to those of the Fund.

The riskiness of investing in CLOs depends largely on the quality and type of the collateral loans and the tranche of the CLO in which the Fund invests. In addition to the normal risks associated with fixed-income securities (such as interest rate risk and credit risk), CLOs carry risks which include, but are not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the underlying assets may experience defaults; (iii) the value or quality of the underlying assets may decline and the CLO may sell such assets at a loss; (iv) the CLO itself may experience an event of default, which could result in an acceleration of debt and liquidation of its assets at a loss; (v) the Fund may invest in CLO tranches that are subordinate to other tranches; and (vi) the complex structure of the CLO may not be fully understood at the time of investment or may result in the quality of the underlying collateral not being fully understood and may produce disputes with the parties involved in the transaction and/or unexpected investment results. In addition, interest on certain tranches of a CLO may be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk with respect to such payments. Certain CLO securities may benefit from credit enhancement in the form of a senior-subordinate structure or over-collateralization, but such enhancement may not always be present and may fail to protect the Fund against the risk of loss due to defaults on the collateral or other adverse events. Additionally, certain CLOs may not hold loans directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool of loans. Such CLOs entail the risks of derivative instruments.

Commercial Paper—The Fund may invest in fixed rate or variable rate commercial paper, issued by U.S. or foreign entities. Commercial paper consists of short-term (usually from 1 to 270 days), unsecured promissory notes issued by U.S. or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by the Fund must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase. Investing in foreign commercial paper generally involves risks relating to obligations of foreign banks or foreign branches and subsidiaries of U.S. and foreign banks. The Fund may also invest in commercial paper collateralized by other financial assets, such as asset-backed commercial paper, which is a type of securitized commercial paper that is often used to finance purchases of assets (such as pools of trade receivables, car loans and leases, and credit card receivables) by special purpose vehicles. Asset-backed commercial paper may be rated by one or more credit rating agencies and some asset-backed commercial paper programs are supported by liquidity or similar back-up facilities. Investment in asset-backed commercial paper is subject to the risk that proceeds from the projected cash flows of the underlying assets are insufficient or unavailable to repay the commercial paper timely or at all. Asset-backed commercial paper is also subject to risks associated with the underlying assets and asset-backed securities generally as well as those associated with commercial paper. The Fund may also invest in variable rate master demand notes. A variable rate master demand note (a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

Convertible Securities and Warrants—A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.

Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years).

Covenant-Lite Obligations—The Fund may invest in or be exposed to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations (“covenant-lite obligations”), which are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. The Fund may also obtain exposure to covenant-lite obligations through investment in securitization vehicles and other structured products. Many new, restructured or reissued loans and similar debt obligations do not feature traditional financial maintenance covenants, which are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. Covenant-lite obligations allow borrowers to exercise more flexibility with respect to certain activities that may otherwise be limited or prohibited under similar loan obligations that are not covenant-lite. In an investment with a traditional financial maintenance covenant, the borrower is required to meet certain regular, specific financial tests over the term of the investment; in a covenant-lite obligation, the borrower would only be required to satisfy certain financial tests at the time it proposes to take a specific action or engage in a specific transaction (e.g., issuing additional debt, paying a dividend, or making an acquisition) or at a time when another financial criteria has been met (e.g., reduced availability under a revolving credit facility, or asset value falling below a certain percentage of outstanding debt obligations). In addition, in a traditional investment, the borrower is required to provide certain periodic financial reporting that typically includes a detailed calculation of certain financial metrics; in a covenant-lite obligation, certain detailed financial information is only required to be provided when a financial metric is required to be calculated, which may result in more limited access to financial information, difficulty evaluating the borrower’s financial performance over time and delays in exercising rights and remedies in the event of a significant financial decline. In addition, in the event of default, covenant-lite obligations may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower or take other measures intended to mitigate losses prior to default. Accordingly, the Fund may have fewer rights with respect to covenant-lite obligations, including fewer protections against the possibility of default and fewer remedies, and may experience losses or delays in enforcing its rights on covenant-lite obligations. As a result, investments in or exposure to covenant-lite obligations are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.

Credit Derivative Transactions—Credit default derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions.

The Fund may invest in credit default swap transactions and credit-linked notes (described below) for hedging and investment purposes. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation. Credit default swap transactions are either “physical delivery” settled or “cash” settled. Physical delivery entails the actual delivery of the reference asset to the seller in exchange for the payment of the full par value of the reference asset. Cash settled entails a net cash payment from the seller to the buyer based on the difference of the par value of the reference asset and the current value of the reference asset that may, after a default, have lost some, most, or all of its value.

The Fund may be either the buyer or seller in a credit default swap transaction and generally will be a buyer in instances in which the Fund actually owns the underlying debt security and seeks to hedge against the risk of default in that debt security. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments (in an amount more or less than the value of the cash flows received on the underlying debt security) and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for such asset or a cash payment in addition to owning the reference asset. The Fund generally will be a seller when it seeks to take the credit risk of a particular debt security and, as a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and ten years, provided that there is no event of default. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation through either physical settlement and/or cash settlement. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly, including counterparty credit risk and leverage risk.

Cyber Security, Market Disruptions and Operational Risk—Like other funds and other parts of the modern economy, the Fund and its service providers, as well as exchanges and market participants through, with which or on which the Fund (or its shares) trade (including the Exchange) and other infrastructures, services and parties on which the Fund or its service providers rely, are susceptible to ongoing risks related to cyber incidents and the risks associated with financial, economic, public health, labor and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural/environmental disasters (such as earthquakes, wildfires and floods), war, terrorism and governmental or quasi-governmental actions as well as technological developments (including those related to artificial intelligence or blockchain technology) or failures (for example, widespread system outages or disruptions or fault updates to software applications) and other similar events, each of which may be temporary or last for extended periods. Cyber incidents can result from unintentional events (such as an inadvertent release of confidential information) or deliberate attacks (such as cyber extortion) by insiders or third parties, including cyber criminals, competitors, nation-states and “hacktivists,” and can be perpetrated by a variety of complex means, including the use of stolen access credentials, malware or other computer viruses, ransomware, phishing, structured query language injection attacks, and distributed denial of service attacks, among other means. Cyber incidents and market or other disruptions may result in actual or potential adverse consequences for critical information and communications technology, systems and networks that are vital to the operations of the Fund or its service providers, or otherwise impair Fund or service provider operations. For example, a cyber incident may cause operational disruptions and failures impacting information systems or information that a system processes, stores, or transmits, such as by theft, damage or destruction, or corruption or modification of and denial of access to data maintained online or digitally, denial of service on websites rendering the websites unavailable to intended users or not accessible for such users in a timely manner, and the unauthorized release or other exploitation of confidential information. Recent geopolitical tensions may have increased the scale and sophistication of deliberate cyber attacks and other disruptions, particularly from nation-states or entities with nation-state backing.

Geopolitical tensions may, from time to time, increase the scale and sophistication of cyber incidents and other disruptions. A cyber incident or sudden market, operational, technological (including widespread outages or disruptions or fault updates to software applications) or other disruption could adversely impact the Fund and its shareholders by, among other things, interfering with the processing of transactions or other operational functionality of the Fund, its service providers or those of shareholders, impacting the Fund’s ability to calculate its NAV or other data, causing the release of private shareholder information (i.e., identity theft or other privacy breaches) or confidential Fund information or otherwise compromising the security and reliability of information, impeding trading, causing reputational damage, and subjecting the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation or remediation costs, litigation expenses and additional compliance and cyber security risk management costs, which may be substantial. A cyber incident could also adversely affect the ability of the Fund (and the Investment Manager) to invest or manage the Fund’s assets.

Cyber incidents and developments and disruptions to financial, economic, public health, labor and other global market conditions can obstruct the regular functioning of business workforces (including requiring employees to work from external locations or from their homes), cause business slowdowns or temporary suspensions of business activities, each of which can negatively impact Fund service providers and Fund operations. Although the Fund and its service providers, as well as exchanges and market participants through, with which or on which the Fund (or its shares) trade and other infrastructures on which the Fund or its service providers rely, may have established business continuity plans and systems reasonably designed to protect from and/or defend against the risks or adverse consequences associated with cyber incidents and operational and market disruptions, there are inherent limitations in these plans and systems, including that certain risks may not yet be identified, in large part because different or unknown threats may emerge in the future and the threats continue to rapidly evolve and increase in sophistication. As a result, it is not possible to anticipate and prevent every cyber incident and possible obstruction to the normal activities of these entities’ employees resulting from market disruptions and attempts to mitigate the occurrence or impact of such events may be unsuccessful. For example, public health emergencies and governmental responses to such emergencies, including through quarantine measures and travel restrictions, can create difficulties in carrying out the normal working processes of these entities’ employees, disrupt their operations and hamper their capabilities. The nature, extent, and potential magnitude of the adverse consequences of these events cannot be predicted accurately but may result in significant risks, adverse consequences and costs to the Fund and its shareholders.

The issuers of securities in which the Fund invests are also subject to the ongoing risks and threats associated with cyber incidents and operational and market disruptions. These incidents could result in adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value. For example, a cyber incident involving an issuer may include the theft, destruction or misappropriation of financial assets, intellectual property or other sensitive information belonging to the issuer or their customers (i.e., identity theft or other privacy breaches) and a market disruption involving an issuer may include materially reduced consumer demand and output, disrupted supply chains, market closures, travel restrictions and quarantines. As a result, the issuer may experience the types of adverse consequences summarized above, among others (such as loss of revenue), despite having implemented preventative and other measures reasonably designed to protect from and/or defend against the risks or adverse effects associated with cyber incidents and/or market disruptions.

The Fund and its service providers, as well as exchanges and market participants through, with which or on which the Fund (or its shares) or shareholders trade or invest and other infrastructures on which the Fund or its service providers rely, are also subject to the risks associated with technological and operational disruptions or failures arising from, for example, processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, errors in algorithms used with respect to the Fund, changes in personnel, and errors caused by third parties or trading counterparties. In addition, to the extent that the Investment Manager utilizes a sleeve structure and sub-accounts of an individual Fund, the Fund would be more susceptible to operational risks, including (but not limited to) settlement, administrative and accounting errors in monitoring the sub-accounts and processing trades and other transactions within and between sub-accounts. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures or other disruptions in service.

Cyber incidents, market disruptions and operational errors or failures or other technological issues may adversely affect the Fund’s ability to calculate its NAV correctly, in a timely manner or process trades or transactions, including over a potentially extended period. The Fund does not control the cyber security, disaster recovery, or other operational defense plans or systems of its service providers, intermediaries, companies in which it invests or other third-parties. The value of an investment in Fund shares may be adversely affected by the occurrence of the cyber incidents, market disruptions and operational errors or failures or technological issues summarized above or other similar events and the Fund and its shareholders may bear costs tied to these risks.

Technological developments such as the use of cloud-based service providers and/or services and the integration of artificial intelligence in systems and operations create new risks that are difficult to assess and anticipate. For example, the Fund’s service providers and market participants on which the Fund relies may use artificial intelligence (such as machine learning, generative artificial intelligence or blockchain technology) and similar technologies in the provision of services to the Fund and their operations generally. Such use may subject these service providers and market participants and, in turn, their services and operations to increased risks associated with such technologies, including risk of errors, cybersecurity, data protection and information technology risk, operational risk, and legal, regulatory and compliance risk. In addition, any controls in place designed to mitigate such risks may be ineffective and the use of these technologies may change over time, which may present new risks and vulnerabilities. As a result, the Fund may experience adverse consequences, such as operational errors, from such use of artificial intelligence and similar technologies.

In addition, the use of work-from-home arrangements or the use of contingency plans by the Fund or the Investment Manager (or their service providers) could increase all of the above risks, create additional data and information accessibility concerns, and make the Fund or the Investment Manager (or their service providers) susceptible to operational disruptions, any of which could adversely impact their operations. Furthermore, the Fund may be appealing targets for cybersecurity threats such as hackers and malware.

Debt Obligations—Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Fund to achieve its investment objectives is also dependent on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. The Fund may invest in debt obligations with different priority of payment, such as senior (or preferred) and subordinated debt obligations, consistent with the Fund’s investment objectives. Despite the protection from subordinated debt obligations, senior debt obligations can experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of more subordinate debt obligations, and market anticipation of defaults. Additionally, senior debt obligations are also subject to the risk that a court could subordinate a senior debt obligation or take other action detrimental to the holders of senior debt obligations.

For example, corporate bonds are debt obligations issued by corporations and other business entities. Corporate bonds may be either secured or unsecured. Corporate bonds contain elements of both interest rate risk and credit risk and are subject to other risks associated with debt instruments, among other risks. The market value of a corporate bond generally is expected to rise and fall inversely with interest rates and be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. Depending on the nature of the seniority provisions, a senior corporate bond may be junior to other credit securities of the issuer. In addition, the market value of (and income generated by) a corporate bond may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the marketplace, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument or at all. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific and other developments.

Equity Securities—Equity securities, such as common stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Common stock generally takes the form of shares in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

The Fund may also invest in warrants and rights with respect to equity securities. Warrants entitle the holder to buy equity securities (notably, common stock) from the issuer of the warrant at a specific price for a specific period of time. Rights are similar to warrants but normally have a shorter duration and are typically distributed directly by the issuers to existing shareholders, while warrants are typically attached to new debt or preferred stock issuances. Warrants may be significantly less valuable or worthless on their expiration date and may also be postponed or terminated early, resulting in a partial or total loss. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, potentially more susceptible to sharp declines in value than the underlying security. The market for rights or warrants may be very limited and it may be difficult to sell them promptly at an acceptable price and rights and warrants will expire if not exercised on or prior to the expiration date.

Foreign Investment Risks—Investment in foreign securities involves risks and considerations in addition to the risks inherent in domestic investments. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The securities of non-U.S. issuers generally are not registered with the SEC, nor are these issuers usually subject to the SEC’s reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers. Foreign securities markets typically have substantially less volume than U.S. securities markets, and securities of foreign companies are generally less liquid and at times their prices may be more volatile than prices of comparable U.S. companies. Various trading risks are greater for foreign securities because foreign stock exchanges, brokers and listed companies generally are subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary settlement time for U.S. securities. The Fund’s income and gains from foreign investments may be subject to non-U.S. withholding or other taxes, thereby reducing the Fund’s income and gains on such investments. In addition, with respect to some foreign countries, there is the increased possibility of expropriation or confiscatory taxation or other adverse governmental action, limitations on the removal of funds or other assets of the Fund, political or social instability, diplomatic and other developments that could affect the investments of the Fund in those countries, including the imposition of economic sanctions. Moreover, individual foreign economies differ from the U.S. economy in such respects, among others, as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions.

Below is a more detailed summary of certain key risks associated with foreign investments and investments in certain foreign countries. Although a specific country or region may not be discussed below, the Fund may invest in or otherwise have exposure to such country or companies organized or operating in such country.

Adverse Market Characteristics. Securities of many foreign issuers may be less liquid and their prices may be more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers generally are subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions usually are subject to commissions or other fees that generally are higher than negotiated commissions or other fees on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions, such as delays in settlement that could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon, or cause other portfolio management or trading challenges. The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. In addition, foreign securities may be subject to certain trading blockages that may prevent the Fund from trading in a foreign issuer’s securities a period of time.

Australia. Australia’s agriculture and mining sectors account for a significant portion of its economy, making its economy and in turn, the Fund’s investments in Australian issuers-particularly susceptible to adverse changes in these sectors. In addition, Australia’s economy is heavily dependent on international trade, meaning the economic conditions of trading partners such as the United States, Asian nations and other regions or specific countries may affect the value of the Fund’s investments in Australian issuers. Australia is also prone to natural disasters such as floods, droughts and fires, and the Fund’s investments in Australia may be more likely to be affected by such events than its investments in other geographic regions.

Brady Bonds. The Fund may invest in “Brady Bonds,” which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

Brexit—The United Kingdom ceased to be a member of the EU on January 31, 2020 (such departure from the EU, “Brexit”). A trade agreement between the EU and the United Kingdom (the “TCA”) took effect on May 1, 2021, and now governs the relationship between the EU and the United Kingdom. Although the TCA covers many issues, such as economic partnership, free trade, law enforcement and judicial co-operation and governance, it is silent on items such as financial services equivalence. As such, there remains uncertainty as to the scope, nature and terms of the relationship between the United Kingdom and the EU and the effect and implications of the TCA. Brexit may have a negative impact on the economy and currency of the United Kingdom and EU as a result of anticipated, perceived or actual changes to the United Kingdom’s economic and political relations with the EU. Brexit may also have a destabilizing impact on the EU to the extent other member states similarly seek to withdraw from the union. Any further exits from member states of the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. Any or all of these challenges may affect the value of the Fund’s investments that are economically tied to the United Kingdom or the EU, and could have an adverse impact on the Fund’s performance.

Canada. Investments in Canadian companies, or companies with significant operations in Canada, are subject to the risks associated with the Canadian economy and financial markets, in particular, adverse developments in international trade agreements and fluctuations in prices of certain commodities. The economic and financial integration of the United States, Canada, and Mexico through trade agreements has made, and will likely continue to make, the Canadian economy and financial market more sensitive to North American trade patterns and economic developments. As a result, the Canadian economy and financial markets are significantly impacted by economic, financial and other developments affecting the United States, which is Canada’s largest trading partner and foreign investor, and the Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States and Mexico and, for certain trade agreements, European Union countries and China. Further, a reduction in spending on Canadian products and services or the withdrawal from, or renegotiation of, key trade agreements would likely adversely impact the Canadian economy or investments in Canadian companies. In addition, the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources and, as a result, the Canadian economy and financial markets are particularly susceptible to fluctuations in certain commodity markets, such as natural resources (e.g., forest products), both domestically and internationally.

China. To the extent the Fund invests in Chinese securities, its investments may be impacted by the economic, political, diplomatic, and social conditions within China. Moreover, investments may be impacted by geopolitical developments such as China’s posture regarding Hong Kong and Taiwan, international scrutiny of China’s human rights record to include China’s treatment of some of its minorities, competition between the United States and China and the resulting increased tariffs and restrictions on trade between the two countries, and any of China’s military or diplomatic moves or other regional developments. China, Hong Kong, and Taiwan are interconnected and interdependent, with relationships and tensions build on trade, finance, culture, and politics. Despite prior economic and trade reforms and the prior expansion of private ownership of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies, including by embedding Chinese Communist Party or People’s Armed Forces Department personnel in Chinese companies. In addition, the Chinese government continues to maintain a major role in economic policy making and may alter or discontinue economic or trade reforms at any time. These domestic and external conditions may trigger a significant reduction in international trade, the institution of tariffs, sanctions by governmental entities or other trade barriers, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry. In particular, trade tensions could escalate between the United States and China, resulting in further tariffs and other measures against China that might adversely affect investments in China. China’s actual or threatened responses to such measures may also further impact Chinese economy and Chinese issuers. Events such as these and their consequences are difficult to predict and could have a negative impact on the Fund’s performance, including the loss incurred from a forced sale when trade barriers or other investment restrictions cause a security to become restricted. Also, China generally has less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information relating to Chinese issuers and limited rights and remedies of investors as a matter of law. An economic downturn in China or geopolitical tensions involving China could adversely impact investments in Chinese or Chinese-related issuers. In addition, certain securities of such issuers are, or may in the future become restricted, and/or sanctioned by the U.S. government or other governments and the Fund may be forced to sell such restricted securities and incur a loss as a result. These and other developments, including government actions, may result in significant illiquidity risk or forced disposition for investments in securities of Chinese or Chinese-related issuers.

Chinese operating companies sometimes rely on variable interest entity (“VIE”) structures to raise capital from non-Chinese investors. In a VIE structure, a China-based operating company establishes an entity (typically offshore) that enters into contracts with the Chinese operating company designed to provide economic exposure to the Chinese operating company. The offshore entity then issues exchange-traded shares (such as on the NYSE) that are sold to the public, including non-Chinese investors (such as the Fund). Shares of the offshore entity are not equity ownership interests in the Chinese operating company. The ability of the offshore entity to control the activities at the Chinese operating company are limited and the Chinese operating company may engage in activities that negatively impact investment value. Investments through these structures are subject to risks in addition to those generally associated with investments in China, such as breaches of the contractual arrangements, changes in Chinese law or regulation with respect to enforceability or permissibility of these arrangements or failure of these contracts to function as intended. In addition, these investments are also subject to the risk of inconsistent and unpredictable application of Chinese law, loss of control over the Chinese operating company and that the equity owners of the Chinese operating company may have interests conflicting with those of the non-Chinese investors. There is also uncertainty related to the Chinese taxation of VIEs and the Chinese tax authorities may take positions that result in increased tax liabilities. Thus, there are risks and uncertainty about future actions or intervention by the government of China at any time and without notice that could suddenly and significantly affect these structures. If any of the foregoing (or similar) risks materialize, the value and liquidity of these investments could be significantly adversely affected and cause significant losses with no recourse available.

Currency Fluctuations. The Fund may invest a portion of its total assets in the securities of foreign issuers that are denominated (or make payments) in foreign currencies. To the extent the Fund makes such investments, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund’s investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund’s holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund’s NAV and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund. In addition, derivative instruments that provide exposure to foreign currencies may also be adversely affected in these circumstances.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the global economy. In addition, currency rates may fluctuate significantly over short periods of time for a number of reasons, including: changes in interest rates, sovereign debt levels and trade deficits; domestic and foreign inflation and interest rates and investors’ expectations concerning those rates; currency exchange rates; investment and trading activities of other funds, including hedge funds and currency funds; global or regional political, economic or financial events and situations; and the imposition of currency controls or tax developments in the United States or abroad. Foreign governments may from time to time take actions with respect to their currencies that could significantly affect the value of the Fund’s investments denominated in such currencies or the liquidity of such investments.

Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and will bear the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

Eastern Europe. Social, political (including geopolitical), economic and other developments in Eastern Europe and Russia could have long-term potential consequences for investments in this region. Because of the global sanctions on Russia due to the ongoing Russia-Ukraine conflict, investments in Russia are prohibited or extremely restricted. Investment in the countries of Eastern Europe is highly speculative. Political and economic reforms have not yet established a definite trend away from centrally-planned economies and state-owned industries. In many of the countries of Eastern Europe, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience trading securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition that does not recognize private property rights. In addition, these countries may have national policies that restrict investments in companies deemed sensitive to the country’s national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the Fund’s assets invested in such countries, and these authorities may not qualify as a foreign custodian under the 1940 Act, and exemptive relief from the 1940 Act may be required. In February 2022, Russia launched a large-scale invasion of Ukraine. The extent and duration of this military action, and resulting market and economic disruption and uncertainty, is difficult to accurately predict. The United States and other countries have imposed significant sanctions against Russia and could impose additional sanctions or other measures. As a result, there are significant risks and uncertainties to investment in Eastern Europe and Russia.

Emerging and Frontier Markets. Investing in securities in emerging countries generally entails greater risks of loss or inability to achieve the Fund’s investment objective than investing in securities in developed countries. Securities issued by governments or issuers in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities. These risks are elevated from time to time based on geopolitical conditions and include: (1) less social, political and economic stability; (2) the small size of the markets for such securities, limited access to investments in the event of market closures (including due to local holidays) and the low or nonexistent volume of trading, which result in a lack of liquidity, greater price volatility, and higher risk of failed trades or other trading issues; (3) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (4) foreign taxation; (5) inflation and rapid fluctuations in interest rates; (6) currency devaluations; (7) dependence on a few key trading partners; and (8) the absence of developed structures governing private or foreign investment or allowing for judicial redress for investment losses or injury to private property, which may limit legal rights and remedies available to the Fund and the ability of U.S. authorities (e.g., the SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. Sovereign debt of emerging countries may be in default or present a greater risk of default. In addition, emerging markets generally involve risks associated with greater market volatility, less reliable financial and other information, less stringent investor protections and disclosure standards, higher transaction and custody costs and risks, decreased market liquidity and less government and exchange regulation. For example, certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may be unavailable or unreliable. These risks are heightened for investments in frontier markets.

The Investment Manager has broad discretion to identify countries that it considers to qualify as “emerging markets.” In determining whether a country is an emerging market, the Fund’s Investment Manager may take into account specific or general factors that the Investment Manager deems to be relevant, including interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances and/or legal, social and political developments, as well as whether the country is considered to be emerging or developing by supranational organizations such as the World Bank, the United Nations, or other similar entities. Emerging market countries generally will include countries with low gross national product per capita and the potential for rapid economic growth and are likely to be located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America.

Europe. The European Union (“EU”) is an intergovernmental and supranational organization comprised of most Western European countries and an increasing number of Eastern European countries (each such country, a “Member State”). The EU aims to establish and administer a single market among Member States-consisting of a common trade policy and a single currency-and Member States established the European Economic and Monetary Union (“EMU”) in pursuit of this goal. The EMU sets forth certain policies intended to increase economic coordination and monetary cooperation. Many Member States have adopted the EMU’s euro as their currency and other Member States are generally expected to adopt the euro in the future. When a Member State adopts the euro as its currency, the Member State cedes its authority to control monetary policy to the European Central Bank.

Member States face a number of challenges, including, but not limited to: tight fiscal and monetary controls, complications that result from adjustment to a new currency; the absence of exchange rate flexibility; and the loss of economic sovereignty. Unemployment in some European countries has been historically higher than in the United States, potentially exposing investors to political risk. These types of challenges may affect the value of the Fund’s investments.

In addition, changes to the value of the euro against the U.S. dollar could also affect the value of the Fund’s investments. Investing in euro-denominated securities or securities denominated in other European currencies entails risk of exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate European economies. It is possible that the euro could be abandoned in the future by those countries that have adopted it and the effects of such abandonment on individual countries and the EMU as a whole are uncertain, but could be negative. Any change in the exchange rate between the euro and the U.S. dollar can have a positive or negative effect upon valuation, and thus upon profits.

The Fund’s Europe-linked investments are subject to considerable uncertainty and risk. In recent years, many European countries and banking and financial sectors have experienced significant financial and economic challenges. In addition, some European countries, including Greece, Ireland, Italy, Portugal and Spain, in which the Fund may invest, may be dependent on assistance from other governments or international organizations. Such assistance may be subject to a country’s successful implementation of certain reforms. An insufficient level of assistance (whether triggered by a failure to implement reforms or by any other factor) could cause an economic downturn and affect the value of the Fund’s investments.

Certain European countries have experienced significant governmental debt levels and, for some countries, the ability to repay their debt may be in question, and the possibility of default may be heightened, any of which could affect their ability to borrow in the future. A default or debt restructuring of any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located outside the country defaulting or restructuring. Furthermore, there is the risk of contagion that could occur if one country defaults on its debt, and that a default in one country could trigger declines and cause other countries in the region to default as well.

Significant risks, such as high official debts and deficits, aging populations, over-regulation of non-financial businesses, and doubts about the sustainability of the EMU continue to present economic and financial challenges in Europe. These countries will likely need to make further economic and political decisions in order to restore sustainable economic growth and fiscal policy. While many initiatives intended to strengthen regulation and supervision of financial markets in the EU have been instituted, greater regulation may occur.

The EU currently faces major issues involving its membership, structure, procedures, and policies, including: the adoption, abandonment, or adjustment of the constitutional treaty; the EU’s expansion to the south and east; and resolution of the EU’s fiscal and democratic accountability problems. As Member States unify their economic and monetary policies, movements in European markets will lose the benefit of diversification within the region. One or more Member States might exit the EU, placing its currency and banking system in jeopardy. The national policies of European countries can be unpredictable and subject to influence by disruptive political groups or ideologies. The occurrence of conflicts, war or terrorist activities in Europe could have an adverse impact on financial markets. An increasingly assertive Russia poses its own set of risks for the EU, as evidenced by the ongoing Russia-Ukraine conflict. Opposition to EU expansion to members of the former Soviet bloc may prompt more intervention by Russia, which may carry various negative consequences, including direct effects, such as export restrictions, Russian support for separatist groups located within EU countries, interference by Russia in internal affairs of EU countries, and externalities of ongoing conflict, such as an influx of refugees, all of which could impact EU economic activity. In connection with these uncertainties, currencies have become more volatile, subjecting the Fund’s investments to additional risks.

The Fund may also invest in Eurodollar bonds and obligations, which are securities that pay interest and principal in Eurodollars (U.S. dollars held in banks outside the U.S., typically Europe) and are often issued by foreign branches of U.S. banks and by foreign banks. These securities are not registered with the SEC. Eurodollar bonds and obligations are subject to the same types of risks that pertain to domestic issuers, such as income risk, credit risk, market risk, and liquidity risk, as well as risks relating to such non-U.S. country, including the risks associated with foreign investments.

Foreign Investment Restrictions. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company, or limit the investments by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments. These restrictions may, at times, limit or preclude investment in certain countries and may increase the costs and expenses of the Fund.

Information and Supervision. There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally subject to less stringent and uniform accounting, auditing and financial reporting standards, practices and requirements than those applicable to U.S. companies. Therefore, financial information and related audits can be unreliable and not subject to verification. Also, auditing firms in some foreign countries are not subject to independent inspection or oversight of audit quality. In addition, foreign investments are subject to various operational and settlement risks, including failures or defects of the settlement system, improper recordkeeping, and other issues that may adversely affect the Fund’s investments. Foreign companies and financial markets may also be subject to government involvement and control, which may adversely affect the Fund’s investments.

Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions may at times limit or preclude investment in certain countries and may increase the costs and expenses of the Fund. Investments by foreign investors are subject to a variety of restrictions in many developing countries, such as requirements for prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the Fund invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. These restrictions may make investing in these countries less desirable or undesirable.

Japan. Though Japan is one of the world’s largest economic powers, the Fund’s investments in Japan are subject to special risks. Japan’s population is aging and shrinking, increasing the cost of Japan’s pension and public welfare system, lowering domestic demand, and making the country more dependent on exports to sustain its economy. The economic conditions of Japan’s trading partners may therefore affect the value of the Fund’s Japan-linked investments. Currency fluctuations may also significantly affect Japan’s economy. Japan is also prone to natural disasters such as earthquakes and tsunamis, and the Fund’s investments in Japan may be more likely to be affected by such events than its investments in other geographic regions. In addition, in recent years, a territorial dispute between Japan and China over the Senkaku Islands has heightened, which may result in discord between the two countries that, in turn, may negatively impact the Fund’s investments.

Market Characteristics. Foreign securities may be purchased in OTC markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States, and foreign stock markets usually have substantially less volume than U.S. markets. As a result,the Fund’s portfolio securities may be less liquid and more volatile than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable domestic securities, and such levels may not be sustainable. Commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. As a result, foreign securities markets may be more susceptible to market manipulation. Moreover, securities trading practices in foreign countries may offer fewer protections for investors such as the Fund and the settlement practices for transactions in foreign markets may differ from those in U.S. markets and may include delays beyond periods customary in the United States or less frequent settlement than in the United States. In addition, it is generally more difficult to obtain and enforce legal judgments against foreign issuers than against domestic issuers.

Natural Disasters. Natural disasters, public health emergencies (including pandemics and epidemics) and other global events of force majeure can negatively affect the Fund’s investments. Such events can cause unemployment and economic downturns within an industry or a geographic region in which the Fund invests. They can also directly disrupt the operations, cash flows and overall financial condition of a company in which the Fund invests.

Non-Uniform Corporate Disclosure Standards and Governmental Regulation. Non-U.S. companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Foreign securities held by the Fund in many cases will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC’s reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to accurately reflect the financial situation of the issuer, the Investment Manager will take steps it deems appropriate to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management, and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.

Non-U.S. Withholding Taxes. The Fund’s investment income and gains from foreign issuers may be subject to non-U.S. withholding and other taxes, thereby reducing the Fund’s investment income and gains on such investments.

Other. With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, international trade patterns, imposition or modification of foreign currency or foreign investment controls, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic or other developments, conditions or events (such as civil unrest, hostile relations, military conflicts, war and terrorism) that could affect investments in those countries.

Political, Economic and Other Risks. Investing in securities of non-U.S. companies may entail additional risks due to the potential political, geopolitical and economic instability of certain countries and the risks of military and other conflicts, expropriation, nationalization, seizure, confiscation of companies or assets, or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, seizure, nationalization or other confiscation by any country, the Fund could lose its entire investment in the country.

Certain foreign markets may rely heavily on particular industries or foreign capital, making these markets more vulnerable to diplomatic developments, the imposition of economic sanctions against particular countries or industries, trade barriers, and other protectionist or retaliatory measures.

As a result of any investments in non-U.S. companies, the Fund would be subject to the political and economic risks associated with investments in emerging markets. Changes in the leadership or policies of the governments of emerging market countries or in the leadership or policies of any other government that exercises a significant influence over those countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities that may currently exist.

Upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property represented by the securities purchased by the Fund. The claims of property owners against those governments were never settled. There can be no assurance that any property represented by securities purchased by the Fund will not also be expropriated, nationalized, seized or otherwise confiscated. If such confiscation were to occur, the Fund could lose a substantial portion or all of its investments in such countries. The Fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.

Certain countries in which the Fund may invest may have vocal factions that advocate radical or revolutionary philosophies or support independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund’s investment in those countries.

Political and economic developments, or adverse investor perceptions of such developments, may affect the Fund’s foreign holdings or exposures and may cause the Fund’s investments to become less liquid.

The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments (such as is currently the case against Russia), or from problems in share registration, settlement or custody, may result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is difficult to accurately predict. These types of measures may include, but are not limited to, banning a sanctioned country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures likely would, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in or economically tied to the sanctioned country, devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity, valuation and performance.

Singapore and Hong Kong. Although the economies of Singapore and Hong Kong have experienced growth and development, they were in the past, and may in the future be, subject to over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, reliance on exports and economic cycles. These factors may affect the value of the Fund’s investments. In addition, these economies are heavily dependent on international trade, meaning the economic conditions of trading partners such as the United States, Japan, China, and certain European countries may also affect the value of the Fund’s investments. During recent periods, the region’s exports and foreign investments experienced significant difficulties. Moreover, as demonstrated by recent protests in Hong Kong over political, economic, and legal freedoms, and the Chinese government’s response to them, political uncertainty exists within Hong Kong and there is no guarantee that additional protests will not arise in the future. Hostilities between China and Hong Kong may present a risk to the Fund’s investment in Hong Kong.

Sovereign and Supranational Obligations. Sovereign debt securities are debt securities issued or guaranteed by foreign governmental entities, such as foreign government debt or foreign treasury bills. Investments in sovereign debt securities involve special risks in addition to those risks usually associated with investments in debt securities, including risks associated with economic or political uncertainty and the risk that the governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due. The Fund may also invest in securities or other obligations issued or backed by supranational organizations, which are international organizations that are designated or supported by government entities or banking institutions typically to promote economic reconstruction or development. These obligations are subject to the risk that the government(s) on whose support the organization depends may be unable or unwilling to provide the necessary support. With respect to both sovereign and supranational obligations, the Fund may have little recourse against the foreign government or supranational organization that issues or backs the obligation in the event of default. These obligations may be denominated in foreign currencies and the prices of these obligations may be more volatile than corporate debt obligations.

Sovereign debt instruments in which the Fund invests may involve great risk and may be deemed to be the equivalent in terms of credit quality to securities rated below investment grade by Moody’s and S&P. Some governmental entities depend on disbursements from foreign governments, multilateral agencies, and international organizations to reduce principal and interest arrearages on their debt obligations. The commitment on the part of these governments, agencies, and others to make such disbursements are often conditioned on a governmental entity’s implementation of economic or other reforms and/or economic performance and the timely service of the governmental entity’s obligations. Failure to implement such reforms, achieve such levels of economic performance, or repay principal or interest when due may result in the cancellation of the commitments to lend funds or other aid to the governmental entity, which may further impair the governmental entity’s ability or willingness to service its debts in a timely manner. Some of the countries in which the Fund may invest have encountered difficulties in servicing their sovereign debt obligations and have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations, which may result in costs to the holders of the sovereign debt. Consequently, a government obligor may default on its obligations and/or the values of its obligations may decline significantly, which would adversely affect the Fund’s investments.

Futures, Options and Other Derivative Transactions—

Futures and Options on Futures. The Fund may invest in futures and options on futures contracts (i) to attempt to gain exposure to a particular market, index or instrument; (ii) to attempt to offset changes in the value of securities held or expected to be acquired or be disposed of; (iii) to attempt to minimize fluctuations in foreign currencies; (iv) for hedging purposes; or (v) for other risk management purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price.

An option on a futures contract gives the purchaser the right, but not the obligation, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Futures contracts are traded on futures exchanges known as designed contract markets that are regulated by the CFTC, which reduces the risk that the Fund will be unable to close out a futures contract or option on a futures contract. To the extent the Fund uses futures and/or options on futures, it would do so in accordance with Rule 4.5 under the CEA.

The Fund may buy and sell index futures contracts with respect to any index traded on a recognized exchange or board of trade. An index futures contract is an agreement pursuant to which the Fund may agree to take or make a cash payment on an index value. No physical delivery of the securities comprising the index is made. Instead, settlement in cash generally must occur daily and upon the termination of the contract. Generally, index futures contracts are closed out prior to the expiration date of the contract.

Secured Overnight Financing Rate (“SOFR”) futures contracts are U.S. dollar-denominated futures contracts that are based on SOFR. These contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund may use SOFR futures contracts and options thereon to hedge against changes in SOFR, to which many interest rate swaps and fixed income instruments are linked, or for other purposes.

There are significant risks associated with the Fund’s use of futures contracts and options on futures contracts, including the following: (1) the success of a hedging strategy may depend on the ability of the Investment Manager to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Options. The Fund may purchase and write (sell) put and call options on securities, indices and currencies listed on national securities exchanges or traded in the OTC market for the purpose of pursuing the Fund’s investment objective and except as restricted by the Fund’s investment restrictions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period or on expiration, depending on the terms. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period or on expiration, depending on the terms. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or OTC markets) to manage its exposure to exchange rates.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position prior to expiration, the Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. When the Fund purchases put and call options it pays a premium; therefore, if price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

The Fund may write call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in the securities’ market value. When the Fund writes such an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised and requires physical delivery, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised and requires physical delivery, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Fund may purchase and write options on an exchange or OTC. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker.

The Fund may employ a strategy of investing in a basket of debt securities and other instruments (the “Debt Overlay Basket”) and writing (selling) out-of-the-money call options (i.e., call options for which the current price of the underlying asset is below the strike price) or near at-the-money call options (i.e., call options for which the current price of the underlying asset is close to the strike price) on a fixed-income ETF (the “Underlying Bond ETF”) in an amount that creates a notional exposure approximately equal to or less than the investment exposure created by the Debt Overlay Basket. This strategy is intended to generate current income in the form of options premiums. The composition of the Debt Overlay Basket and the Underlying Bond ETF are expected to be generally similar (i.e., a portfolio of high yield corporate bonds), although they would have differences. The Fund considers an ETF to be eligible to be an Underlying Bond ETF for purposes of these investments when the ETF is passively managed and consists of U.S. dollar-denominated, high yield corporate bonds for sale in the U.S. or if the ETF is designed to track an index (or subset thereof) that provides a representation of the U.S. dollar-denominated high yield corporate bond market. The Investment Manager seeks to select investments for the Debt Overlay Basket with the objective of constructing a Debt Overlay Basket that is designed to achieve, before fees and expenses, returns that exceed those of the Underlying Bond ETF. Although the Debt Overlay Basket is intended to outperform the Underlying Bond ETF (and the performance of the Debt Overlay Basket is otherwise intended to generally be correlated with that of the Underlying Bond ETF), the options sold as part of these structures are not intended to be “covered,” meaning that the Fund will generally not hold shares in the Underlying Bond ETF as part of these investments (or have an absolute and immediate right to purchase the Underlying Bond ETF’s shares) in the amount necessary to meet the Fund’s contingent obligation to deliver cash or shares of the Underlying Bond ETF to the Fund’s options counterparties. As a result, the Fund is subject to risks associated with investing in the investments comprising the Debt Overlay Basket as well as the risks associated with selling call options on the Underlying Bond ETF. The risks of these investments include, among others, Debt Obligations risk, High Yield and Unrated Securities Risk, Investment in Investment Vehicles Risk, Derivatives Risk and Options Risk. Additionally, these investments are subject to imperfect matching or price correlation between the Underlying Bond ETF and the Debt Overlay Basket, which could reduce the Fund’s returns and expose the Fund to additional losses. In particular, the Fund is subject to the risk of loss associated with the Underlying Bond ETF outperforming the Debt Overlay Basket because the Fund’s obligation under the options on the Underlying Bond ETF at expiration is determined by the market price of the shares of the Underlying Bond ETF. The Fund’s potential gain in selling a call option on the Underlying Bond ETF is the premium received from the purchaser of the option; however, the Fund risks a loss equal to the entire exercise price of the option minus the call premium (although the extent of such loss could be offset by the performance of the Debt Overlay Basket). The call options sold as part of the Debt Overlay Strategy are generally not “covered.” For cash-settled call options sold by the Fund referencing the Underlying Bond ETF, if the market price of the Underlying Bond ETF is above the strike price of the options, the Fund would owe the difference between the market price of the shares of the Underlying Bond ETF and the strike price of the options. For physically-settled call options sold by the Fund referencing the Underlying Bond ETF, if the options are exercised and assigned, the Fund will be obligated to sell to the options’ counterparty shares of the Underlying Bond ETF at the strike price. Pursuant to this sale upon assignment, the Fund will not be able to deliver the Debt Overlay Basket to satisfy its delivery obligations and will be required to buy shares of the Underlying Bond ETF at the prevailing market price, which may be greater in aggregate cost than the value of the corresponding Debt Overlay Basket. To the extent that the market price of the shares of the Underlying Bond ETF experiences proportionately greater appreciation than the value of the Debt Overlay Basket, the Fund is subject to additional risks associated with selling “naked” call options on the Underlying Bond ETF. Selling naked, or uncovered, call options can be considerably riskier than selling covered call options. Although the Debt Overlay Basket is intended to outperform the Underlying Bond ETF and the performance of the Debt Overlay Basket is otherwise intended to generally be correlated with that of the Underlying Bond ETF, it is possible that the market price of the shares of the Underlying Bond ETF will experience greater appreciation than the value of the Debt Overlay Basket, subjecting the Fund to the risk of a loss that is uncovered by the Debt Overlay Basket. The potential appreciation of the market price of the shares of the Underlying Bond ETF is theoretically unlimited, and the Fund is therefore subject to the risk of total loss. To the extent that the market price of the shares of the Underlying Bond ETF experience less appreciation than the Debt Overlay Basket, the Fund is subject to additional risks, including the risk of losing the ability to benefit from the capital appreciation of its Debt Overlay Basket (i.e., net of any losses from the call options sold by the Fund referencing the Underlying Bond ETF). Additionally, for certain types of options, the Fund has no control over the time when it may be required to fulfill its obligation under the option. There can be no assurance that a liquid market will exist for the options if and when the Fund seeks to close out an option position.

The Fund may also engage in long and short “straddles” and “strangles,” which each consist of a combination of both a put option and a call option purchased or written on the same underlying security, instrument or other asset. A straddle represents a put and call purchased or written on same underlying with the same exercise or strike price. In comparison, a strangle represents the same trade (i.e., a put and call purchased or written on same underlying) with a different exercise or strike price. Additionally, the Fund may engage in swaptions, which give the buyer the right but not the obligation to enter into an underlying swap agreement. The Fund’s use of swaptions is generally subject to the same risks associated with OTC options described above.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date. The market value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. Additionally, the market for an option may be impacted by the availability of additional expiry cycles, which may lead trading volume into contracts closer to expiration, including zero days to expiration contracts (“0DTE” contracts). 0DTE contracts may involve substantially greater volatility than other options contracts.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for all options and, in particular, for OTC options; (4) trading restrictions or limitations may be imposed by an exchange; (5) counterparty risk; and (6) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Forwards. The Fund may engage in forward contracts, including non-deliverable forwards. Non-deliverable forwards are forward contracts on foreign currencies that are cash settled and that do not involve delivery of the currency specified in the contract. The Fund typically will use non-deliverable forwards for hedging purposes, but may also use such instruments to increase income or investment gains. The use of forwards for hedging or to increase income or investment gains may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Forwards are subject to the risks associated with derivatives.

The Fund must comply with the SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions when engaging in the transactions discussed above. See “Legislation and Regulation Risk related to Derivatives and Certain Other Instruments” below.

Guaranteed Investment Contracts (“GICs”)—When investing in GICs, the Fund makes cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits guaranteed interest to the deposit fund on a monthly basis. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Because the Fund may not receive the principal amount of a GIC from the insurance company on 7 days’ notice or less, the GIC is considered an illiquid investment. In determining average portfolio maturity, GICs generally will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

Hybrid Instruments—A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid instrument is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (“underlying benchmark”). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a hybrid instrument may be increased or decreased, depending on changes in the value of the underlying benchmark. An example of a hybrid instrument could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrid instruments may not bear interest or pay dividends. The value of a hybrid instrument or its interest rate may be a multiple of the underlying benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the underlying benchmark. These underlying benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid instrument. Under certain conditions, the redemption value of a hybrid instrument could be zero. Thus, an investment in a hybrid instrument may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrid instruments also exposes the Fund to the credit risk of the issuer of the hybrid instrument. These risks may cause significant fluctuations in the NAV of the Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and other restrictions contained in the 1940 Act.

Credit-Linked Notes. Credit-linked notes are a type of structured note. The difference between a credit default swap and a credit-linked note is that the seller of a credit-linked note receives the principal payment from the buyer at the time the contract is originated. Through the purchase of a credit-linked note, the buyer assumes the risk of the reference asset and funds its exposure through the purchase of the note. The buyer takes on the exposure to the seller to the full amount of the funding it has provided. The seller has hedged its risk on the reference asset without acquiring any additional credit exposure. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked note at an agreed-upon interest rate and a return of principal at the maturity date.

Credit-linked notes are subject to the credit risk of the corporate credits referenced by the note. If one of the underlying corporate credits defaults, the Fund may receive the security that has defaulted, and the Fund’s principal investment would be reduced by the difference between the original face value of the reference security and the current value of the defaulted security. Credit-linked notes are typically privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the credit-linked note will default or become bankrupt. The Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked note.

The Fund may also invest in credit-linked notes and credit risk transfer securities (which may be referred to as structured agency credit risk debt instruments) issued by government sponsored enterprises or related organizations, such as Fannie Mae and Freddie Mac, or a special purpose vehicle sponsored by these enterprises or organizations. Investments in these instruments are subject to the types of risks associated with mortgage and other asset-backed securities, and may be particularly sensitive to these risks as a result of the tranche of notes in which the Fund invests. In addition, these investments are unsecured and non-guaranteed notes whose principal payments are determined by the delinquency and principal payment performance of a reference pool, typically consisting of recently acquired single-family mortgages from a specified period, and are not backstopped by the federal government or obligations of the government sponsored enterprise. Where a special purpose vehicle issues the credit-linked note, it may enter into a credit default swap or similar instrument with the related government sponsored enterprise. Such a swap is subject to additional risks. See “Swap Agreements” for a description of additional risks associated with credit default swaps.

Structured Notes. Structured notes are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation’s risk/return profile. Generally, the performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. The Fund has the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.

Structured notes are typically privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the structured note would default or become bankrupt which may result in the loss of principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes.

In the case of structured notes on credit default swaps, the Fund would be subject to the credit risk of the corporate credit instruments underlying the credit default swaps. If one of the underlying corporate credit instruments defaults, the Fund may receive the security or credit instrument that has defaulted, or alternatively a cash settlement may occur wherein the Fund’s principal investment in the structured note would be reduced by the corresponding face value of the defaulted security.

The market for structured notes may be, or suddenly can become, illiquid. Other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available. The collateral for a structured note may be one or more credit default swaps, which are subject to additional risks. See “Swap Agreements” for a description of additional risks associated with credit default swaps.

Inflation-Protected Securities—Inflation protected securities (also called “inflation-indexed” or “inflation-linked” securities) are income-generating instruments intended to provide protection against inflation (i.e., an increase in the price of goods and services and, in effect, a reduction in the value of money) by, for example, paying an interest rate applied to inflation-adjusted principal. The interest and principal payments for these instruments are periodically adjusted for inflation (i.e., with inflation, the principal increases, and with deflation, it decreases). Inflation-linked securities are issued by governments, including foreign governments, their agencies or instrumentalities and corporations. For example, TIPS, or Treasury inflation-protected securities, are inflation-linked securities issued by the U.S. government. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the Consumer Price Index (“CPI”), and the interest rate is applied to such principal. Thus, the interest stream on a TIPS should rise as long as inflation continues to rise. When a TIPS matures, the investor is paid the adjusted principal or original principal, whichever is greater. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of your investment. Because of this inflation-adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. Municipal inflation bonds generally have a fixed principal amount, and the inflation component is reflected in the nominal coupon. There can be no assurance that the CPI or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-protected bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in these securities. Additionally, the current market value of the securities is not guaranteed and will fluctuate. The Fund also may invest in other inflation related securities which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Inflation-protected bonds normally will decline in price when real interest rates rise. A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and rate of inflation is 2%, the real interest rate is 3%. If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure.

Investments in Guggenheim Short-Term Funds. Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Fund may be required to post collateral for the contract, the amount of which may vary. As such, or for other portfolio management purposes, the Fund may maintain significant cash balances (including foreign currency balances). The Fund may also have cash balances for other reasons, including cash proceeds from the Fund’s short sales.

The Fund may invest a substantial portion of its respective assets in certain Guggenheim short-term funds advised by GPIM, or an affiliate of GPIM, that invest in short-term fixed-income or floating rate securities. These funds are designed primarily to provide an alternative to investing directly and separately in various short-term fixed-income or floating rate securities. These Guggenheim short-term funds invest in: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”) or, if unrated, determined by the Investment Manager, to be of comparable quality; (ii) CLOs, other asset-backed securities and similarly structured debt investments; and (iii) other short-term fixed or floating rate debt securities. Accordingly, to the extent the Fund invests in such Guggenheim funds, the Fund would be subject to the risks tied to all of those investments and investment returns will vary based on the performance of those asset classes.

These investment companies are registered open-end investment companies primarily available only to other investment companies and separately managed accounts managed by the Investment Manager and its affiliates. The subscription and redemption activities of these large investors can have a significant adverse effect on these investment companies and thus the Fund. For example, the liquidity of the investment companies can be limited as a result of large redemptions.

Legislation and Regulation Risk Related to Derivatives and Certain Other Instruments—The laws and regulations that apply to derivatives (e.g., swaps, futures, etc.) and persons who use them (including the Fund, the Investment Manager and others) are continuously changing in the U.S. and abroad. As a result, restrictions and additional regulations may be imposed on these parties, trading restrictions may be adopted and additional trading costs are possible. The impact of these changes on the Fund, its investment strategies and performance is difficult to predict.

The CFTC and various exchanges have rules limiting the maximum net long or short positions which any person or group may own, hold or control in any given futures contract or option on such futures contract. The Investment Manager must consider the effect of these limits in managing the Fund. In addition, the CFTC has position limits rules that establish certain limits for specified physical commodity futures and related options contracts traded on exchanges, other futures contracts and related options directly or indirectly linked to such contracts, and any OTC transactions that are economically equivalent. These position limits may adversely affect market liquidity of the futures, options and economically equivalent derivatives in which the Fund may enter. It is possible that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. These limitations may adversely affect the operations and performance of the Fund.

The SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies requires the Fund to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to value-at-risk (“VaR”) leverage limits and derivatives risk management program and reporting requirements. Generally, these requirements apply unless the Fund satisfies a “limited derivatives users” exception. When the Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether the Fund satisfies the limited derivatives users exception, but to the extent the Fund is subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the rule regarding the use of securities lending collateral that may limit the Fund’s potential securities lending activities. In addition, the Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, the Fund is permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements limit the ability of the Fund to use derivatives, reverse repurchase agreements and similar financing transactions, and the other relevant categories of transactions as part of its investment strategies. These requirements may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect the performance of the Fund.

These and other regulatory changes may negatively impact the Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. New requirements, even if not directly applicable to the Fund, including capital requirements, changes to the CFTC speculative position limits regime and mandatory clearing, exchange trading and margin requirements may increase the cost of the Fund’s investments and cost of doing business, which would adversely affect the performance of the Fund.

The Investment Manager, on behalf of the Fund, has filed with the National Futures Association a notice of eligibility claiming an exclusion from the definition of “commodity pool operator” (“CPO”) under CFTC Rule 4.5 under the Commodity Exchange Act, as amended (the “CEA”), with respect to the Fund’s operation. Accordingly, the Investment Manager, with respect to the Fund for which a notice has been filed, is not subject to registration or regulation as a CPO. Changes to the Fund’s investment strategies or investments may cause the Fund to lose the benefits of the Investment Manager’s exclusion under CFTC Rule 4.5 under the CEA and may trigger additional CFTC regulation. If the Investment Manager becomes subject to CFTC regulation, the Fund or the Investment Manager may incur additional expenses.

In December 2023, the SEC adopted rule amendments providing that any covered clearing agency (“CCA”) for U.S. Treasury securities require that every direct participant of the CCA (which generally would be a bank or broker-dealer) submit for clearance and settlement all eligible secondary market transactions in U.S. Treasury securities to which it is a counterparty. The clearing mandate includes in its scope all repurchase or reverse repurchase agreements of such direct participants collateralized by U.S. Treasury securities (collectively, “Treasury repo transactions”) of a type accepted for clearing by a registered CCA, including both bilateral Treasury repo transactions and triparty Treasury repo transactions where a bank agent provides custody, collateral management and settlement services.

The Treasury repo transactions of registered funds with any direct participants of a CCA for U.S. Treasury securities will be subject to the mandatory clearing requirement. The Fixed Income Clearing Corporation (“FICC”) is one such CCA. FICC currently operates a “Sponsored Program” for clearing of Treasury repo transactions pursuant to which a registered fund may enter into a clearing arrangement with a “sponsoring member” bank or broker-dealer that is a direct participant of FICC as a “sponsored member” of FICC.

Market participants, absent an exemption, will be required to clear Treasury repo transactions under the rule as of June 30, 2027. The clearing mandate is expected to result in the Fund being required to clear all or substantially all of its Treasury repo transactions as of the compliance date. There are currently substantial regulatory and operational uncertainties associated with the implementation which may affect the cost, terms and/or availability of cleared repo transactions.

Pursuant to regulatory changes effective May 28, 2024, many U.S. securities transitioned to a “T+1” (trade date plus one day) settlement cycle. Securities trading in many non-U.S. markets (among other securities) are not impacted by these regulatory changes and typically have longer settlement cycles. As a result, there can be potential operational, settlement and other risks for a fund with a significant portion of its assets invested in securities not subject to T+1 settlement. These risks include, but are not limited to, the need to maintain more cash and liquid securities (thereby creating cash drag on the fund’s portfolio) and a potential increase in custodial overdraft charges, in each case to facilitate settlement of fund share redemptions on a T+1 basis.

Lending of Portfolio Securities—For the purpose of realizing additional income, the Fund may make secured loans of Fund securities. Securities loans are made to broker/dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities loaned, marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral (or combination thereof) as may be permitted under its investment program. While the securities are being loaned, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower, although a portion can be payable to a collateral agent for certain services. When the Fund invests collateral, the Fund will bear the risk of loss, which depends on the nature and type of investment made with the collateral. Costs of underlying securities lending activities are not typically reflected in the Fund’s fee and expense ratios.

The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Voting rights may pass with the lending of securities, and the Fund may be obligated to call back loans of securities to vote proxies if a material event affecting the investment is to occur. The lending of portfolio securities may adversely affect pass through tax treatment afforded to regulated investment companies by Subchapter M of the Internal Revenue Code.

Leverage—Leveraging the Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the NAV of the Fund’s shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Since any decline in value of the Fund’s investments will be borne entirely by the Fund’s shareholders (and not by those persons providing the leverage to the Fund), the effect of leverage in a declining market would be a greater decrease in NAV than if the Fund were not so leveraged. Leveraging will create interest and other expenses for the Fund, which can exceed the investment return from the borrowed funds. To the extent the investment return derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund’s investment return will be greater than if leveraging were not used. Conversely, if the investment return from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the investment return of the Fund will be less than if leveraging were not used.

Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund’s holdings may be disadvantageous from an investment standpoint. The Fund’s policy on borrowing is not intended to limit the ability to pledge assets to secure loans permitted under the Fund’s policies. The Fund must comply with the SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions when engaging in certain transactions that create leverage. See “Legislation and Regulation Risk Related to Derivatives and Certain Other Instruments” above.

Liquidity and Valuation—Many factors may influence the price at which the Fund could sell an investment at a given time. Investments are subject to liquidity risk when they are difficult to purchase or sell under favorable conditions. Investments in certain securities or other assets, such as high-yield bonds, loans or those traded in OTC markets, may be particularly subject to liquidity risk. The Fund’s ability to sell an instrument may be negatively impacted as a result of various market events or circumstances, legal or regulatory changes or other governmental policies, or characteristics of the particular instrument. In addition, market participants attempting to sell the same or similar instruments at the same time as the Fund may increase the Fund’s exposure to liquidity risk. Investments in less liquid or illiquid investments may reduce the returns of the Fund because it may be unable to sell such investments at an advantageous time or price. Thus, the Fund may be forced to accept a lower sale price for the investments, sell other investments or forgo another more attractive investment opportunity. Liquid investments purchased by the Fund may subsequently become less liquid or illiquid, and harder to value.

Pursuant to Rule 22e-4 (“Liquidity Rule”) under the 1940 Act, the Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that the Fund reasonably expects it cannot sell or dispose of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Under Rule 22e-4, investments that the Fund reasonably expects can be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment are not considered “illiquid” investments for purposes of this limitation on illiquid investments, even if the sale or disposition is reasonably expected to settle in more than seven calendar days. As required by the Liquidity Rule, the Trust has implemented a written liquidity risk management program and related procedures (“Liquidity Program”) that are reasonably designed to assess and manage the Fund’s “liquidity risk” (defined in the Liquidity Rule as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). Consistent with the Liquidity Rule, among other things, the Liquidity Program provides for classification of each portfolio investment of the Fund into one of four liquidity categories (including “illiquid investments,” discussed above). These liquidity classifications are made after reasonable inquiry and taking into account, among other things, market, trading and investment-specific considerations deemed to be relevant to the liquidity classification of the Fund’s investments in accordance with the Liquidity Program. Liquidity classifications under the Liquidity Program also reflect consideration of whether trading varying portions of a position, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect the position’s liquidity, and if so, whether that fact is taken into account when classifying the investment’s liquidity.

In addition, applicable regulatory guidance and interpretations provide examples of factors that may be taken into account in determining a particular instrument’s classification as illiquid or as one of the other liquidity categories defined under the Liquidity Rule. For example, certain loans may not be readily marketable and/or may be subject to restrictions on resale or assignments. Consequently, the Fund may determine that it is reasonable to expect that such a loan cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. To the extent that the Fund invests in such loans, they may be subject to increased liquidity and valuation risks. As the market develops, the liquidity of these instruments could improve. Accordingly, loans for which there is no readily available market may be classified as illiquid investments but, at the same time, other loans may be classified as other than illiquid investments under the Liquidity Program based on relevant market, trading and investment-specific considerations (such as trading in the loans among specialized financial institutions). In addition, certain CLOs/CDOs (as described above) may be classified as illiquid investments, depending upon the assessment of relevant market, trading and investment-specific considerations under the Liquidity Program. However, an active dealer market or other relevant measure of liquidity may exist for certain CLOs/CDOs, which may result in such instruments being classified as other than illiquid investments under the Liquidity Program based on relevant market, trading and investment-specific considerations.

At times, market quotations may not be readily available and the Fund may be unable to obtain prices or other reliable information from third-parties to support valuation. In these circumstances, it may be difficult for the Fund to accurately value certain investments and the Fund may need to value investments using fair value methodologies. There are multiple methods to establish fair value and different methods or other factors may lead to different fair values. As a result, the price the Fund could receive for a security may differ from the Fund’s valuation of the security, particularly during periods of market turmoil or volatility or for securities that are thinly traded, including under current conditions, or valued using a fair value methodology or information provided by third-party pricing services. Thus, the Fund may realize a loss or gain that is greater than expected upon the sale of the security. Fair valued securities may be subject to greater fluctuations than securities valued based on readily available market quotations. Some securities, while not technically fair valued, may nevertheless be difficult to value and rely on limited and difficult to assess inputs and market data.

Loans—The Fund may invest in loans directly or through participations or assignments. The Fund may acquire a loan interest directly by acting as a member of the original lending syndicate or direct lender in other direct lending opportunities. The Fund may also acquire some or all of the interest in a loan originated by a bank or other financial institution through an assignment or a participation in the loan. Loans may include syndicated bank loans, senior floating rate loans (“senior loans”), secured and unsecured loans, second lien, subordinated or more junior loans (“junior loans”), bridge loans and unfunded commitments. Loans are typically arranged through private negotiations between borrowers in the U.S. or in foreign or emerging markets which may be corporate issuers or issuers of sovereign debt obligations (“borrowers”) and one or more financial institutions and other lenders (“lenders”). Investments in, or exposure to, loans that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants or other financial protections than certain other types of loans or other similar debt obligations subject the Fund to the risks of “Covenant-Lite Obligations” discussed above.

Typically, loans are made by a syndicate of commercial and investment banks and other financial institutions that are represented by an agent bank or similar party. The agent bank is responsible for acting on behalf of the group of lenders and structuring the loan, administering the loan, negotiating on behalf of the syndicate, and collecting and disbursing payments on the loan. The agent also is responsible for monitoring collateral, distributing required reporting, and for exercising remedies available to the lenders such as foreclosure upon collateral. In a syndicated loan, each of the lending institutions, which may include the agent, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Unless, under the terms of the loan, the Fund has direct recourse against the borrower, the Fund may have to rely on the agent or other financial intermediary to apply appropriate credit remedies against a borrower. Because the agent is acting on behalf of multiple lenders in the syndicate, the Fund’s interest in a loan may be subject to changes in terms or additional risks resulting from actions taken or not taken by the agent following an instruction from other creditors holding interests in the same loan.

Participation interests are interests issued by a lender, which represent a fractional interest in a loan that continues to be directly owned by the issuing lender. The Fund may acquire participation interests from a lender or other holders of participation interests. An assignment represents a portion of a loan previously owned by a different lender. Unlike a participation interest, the Fund will generally become a lender for the purposes of the relevant loan agreement by purchasing an assignment. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lenders as if it was a direct lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller or issuer of the participation interest, but not with the borrower. Consequently, the Fund can be subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. Therefore, when the Fund invests in syndicated bank loans through the purchase of participation interests, the Investment Manager must consider the creditworthiness of the agent and any lenders and participants interposed between the Fund and a borrower.

Purchases of loans in the primary or secondary markets may take place at, above, or below the par value of the loans. Purchases above par will effectively reduce the amount of interest being received by the Fund through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest being received by the Fund through the amortization of the purchase price discount.

Secondary trades of senior loans may have extended settlement periods. Any settlement of a secondary market purchase of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e., T+7 for par/near par loans and T+20 for distressed loans, in other words more than seven or twenty business days beyond the trade date, respectively) is subject to the “delayed compensation” rules prescribed by the Loan Syndications and Trading Association (“LSTA”) and addressed in the LSTA’s standard loan documentation for par/near par trades and for distressed trades. “Delayed compensation” is a pricing adjustment comprised of certain interest and fees, which is payable between the parties to a secondary loan trade. The LSTA introduced a requirements-based rules program in order to incentivize shorter settlement times for secondary transactions and discourage certain delay tactics that create friction in the loan syndications market by, among other things, mandating that the buyer of a senior loan satisfy certain “basic requirements” as prescribed by the LSTA no later than T+5 in order for the buyer to receive the benefit of interest and other fees accruing on the purchased loan from and after T+7 for par/near par loans (for distressed trades, T+20) until the settlement date, subject to certain specific exceptions. These “basic requirements” generally require a buyer to execute the required trade documentation and to be, and remain, financially able to settle the trade no later than T+7 for par/near par loans (and T+20 for distressed trades). In addition, buyers are required to fund the purchase price for a secondary trade upon receiving notice from the agent of the effectiveness of the trade in the agent’s loan register. The Fund, as a buyer of a senior loan in the secondary market, would need to meet these “basic requirements” or risk forfeiting all or some portion of the interest and other fees accruing on the loan from and after T+7 for par/near par loans (for distressed trades, T+20) until the settlement date. The “delayed compensation” mechanism does not mitigate the other risks of delayed settlement or other risks associated with investments in senior loans.

In addition, the resale, or secondary, market for loans is limited and it may become more limited or more difficult to access and such changes may be sudden or unpredictable. For example, there is no organized exchange or board of trade on which loans are traded, and loans often trade in large denominations (typically $1 million and higher) and trades can be infrequent. As a result, the Fund may seek to dispose of loans in certain cases, to the extent possible, through selling participations in the loan, usually until the loan is assigned (“elevated”) to the buyer. In that case, the Fund would remain subject to certain obligations, which may result in expenses for the Fund and certain additional risks. The Fund may also seek to dispose of loans by engaging in transactions in alternative trading venues (such as dark pools) or accessing other available channels. There is no guarantee that such alternatives will be available at any time for a particular loan investment. Accordingly, some of the loans in which the Fund may invest will be relatively illiquid and the Fund may have difficulty in disposing of loans in a favorable or timely fashion, which could result in losses to the Fund.

A loan may be secured by collateral that, at the time of origination, has a fair market value equivalent to the amount of the loan. The Investment Manager generally will determine the value of the collateral by customary valuation techniques that it considers appropriate. However, the value of the collateral may decline following the Fund’s investment. Also, collateral may be difficult to hold and sell, and there are other risks which may cause the collateral to be insufficient in the event of a default. Consequently, the Fund might not receive payments to which it is entitled. The collateral may consist of various types of assets or interests including working capital assets or intangible assets. The borrower’s owners may provide additional collateral, typically by pledging their ownership interest in the borrower as collateral for the loan.

In the process of buying, selling and holding loans, the Fund may receive and/or pay certain fees. These fees are in addition to the interest payments received and may include facility, closing or upfront fees, commitment fees and commissions. The Fund may receive or pay a facility, closing or upfront fee when it buys or sells a loan. The Fund may receive a commitment fee throughout the life of the loan or as long as the Fund remains invested in the loan (in addition to interest payments) for any unused portion of a committed line of credit. Other fees received by the Fund may include prepayment fees, covenant waiver fees, ticking fees and/or modification fees. Related legal fees may also be borne by the Fund (including legal fees to assess conformity of a loan investment with 1940 Act provisions).

Should a loan in which the Fund is invested be foreclosed on, the Fund may become owner of the collateral and will be responsible for any costs and liabilities associated with owning the collateral. If the collateral includes a pledge of equity interests in the borrower by its owners, the Fund may become the owner of equity in the borrower and may be responsible for the borrower’s business operations and/or assets. The applicability of the securities laws is subject to court interpretation of the nature of the loan and its characterization as a security. Accordingly, the Fund cannot be certain of any protections it may be afforded under the securities or other laws against fraud or misrepresentation by the borrower, assignor or seller of participations.

Loans are subject to the risks associated with other debt obligations, including: interest rate risk, credit risk, market risk, liquidity risk, counterparty risk and risks associated with high yield securities. Many loans in which the Fund may invest may not be rated by a rating agency, will not be registered with the SEC or any state securities commission, and will not be listed on any national securities exchange. The amount of public information with respect to loans will generally be less extensive than that available for registered or exchange-listed securities. The Fund will make an investment in a loan only after the Investment Manager determines that the investment is suitable for the Fund. Generally, this means that the Investment Manager has determined that the likelihood that the borrower will meet its obligations is acceptable.

The Fund may be unable to enforce its rights (or certain other provisions of loan agreements or other documents) relating to a loan under applicable state law, judicial decisions or for other reasons. For example, uncertainty exists with respect to the Fund’s ability to enforce the terms of certain bank-originated loans that the Fund may purchase. Based on concepts of federal preemption, bank loans generally are subject to the usury laws applicable in the state where the lending bank is located rather than the state where the borrower is located. Recent court decisions have called into question whether the benefits of federal preemption will be available to non-bank purchasers of loans originated by banks. If federal preemption is not available to loans acquired by the Fund from banks, the loans may be subject to more restrictive limits on interest rates or rendered unenforceable by the Fund. To the extent the Fund is unable to enforce its rights with respect to a loan, the Fund may be adversely affected. The Fund may also gain exposure to loans through investment in structured finance vehicles, which could face similar challenges in enforcing the terms of loans and any such challenges could adversely affect the Fund.

In addition, the Fund may have arrangements with loan, administrative and similar agents under which they provide recordkeeping or other services (such as interest payment services) with respect to loan positions and loan documentation. These services may be subject to risks of, among other things, fraud, computational errors, cyber-attacks, delays, or if these agents become subject to a bankruptcy or insolvency proceeding. The Fund is also subject to the risk of loss caused by inadequate procedures and controls, human error and system failures by these agents. All these risks may affect the Fund, the Fund’s investments and the Fund’s investment performance.

Additional Information Concerning Bridge Loans. Bridge loans are short-term loan arrangements (e.g., maturities that are generally less than one year) typically made by a borrower following the failure of the borrower to secure other intermediate-term or long-term permanent financing. A bridge loan remains outstanding until more permanent financing, often in the form of high yield notes, can be obtained. Most bridge loans have a step-up provision under which the interest rate increases incrementally the longer the loan remains outstanding so as to incentivize the borrower to refinance as quickly as possible. In exchange for entering into a bridge loan, the Fund typically will receive a commitment fee and interest payable under the bridge loan and may also have other expenses reimbursed by the borrower. Bridge loans may be subordinate to other debt and generally are unsecured. They also often are illiquid and difficult to value.

Additional Information Concerning Junior Loans. Junior loans include secured and unsecured loans, such as subordinated loans, second lien and more junior loans, and bridge loans. Second lien and more junior loans are generally second or further in line in terms of repayment priority and priority with respect to an exercise of remedies. In addition, junior loans may have a claim on the same collateral pool as the first lien or other more senior liens, or may be secured by a separate set of assets. Junior secured loans generally give investors priority over general unsecured creditors and stockholders in the event of an asset sale.

Additional Information Concerning Revolving Credit Facilities. Revolving credit facilities (“revolvers”) are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. As the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolver. Revolvers usually provide for floating or variable rates of interest.

Revolvers may expose a lender to credit and liquidity risk. Revolvers have the effect of requiring a lender to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Revolvers may be subject to restrictions on transfer, including restrictions that are more burdensome than transfer restrictions that apply to non-revolving loans, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Additional Information Concerning Syndicated Bank Loans and Other Senior Loans. Syndicated bank loans and other senior loans are usually secured by liens on the assets of the borrower. Their seniority can vary.

Additional Information Concerning Unfunded Commitments. Unfunded commitments are contractual obligations pursuant to which the Fund agrees in writing to make one or more loans up to a specified amount at one or more future dates. The underlying loan documentation sets out the terms and conditions of the lender’s obligation to make the loans as well as the economic terms of such loans. Loan commitments are made pursuant to a term loan, a revolving credit line or a combination thereof. A term loan is generally a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity and may not be reborrowed. A revolving credit line permits borrowers to draw down, repay, and reborrow specified amounts on demand. The portion of the amount committed by a lender that the borrower has not drawn down is referred to as “unfunded.” Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks although these markets are generally not considered liquid. They also are difficult to value. Borrowers pay various fees in connection with loans and related commitments and typically the Fund receives a commitment fee for amounts that remain unfunded under its commitment. Unfunded commitments may subject the Fund to risks that are similar to the risks described under “When-Issued and Forward Commitment Securities” and “TBA Purchase Commitments” discussed below.

Unfunded loan commitments expose lenders to credit risk. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower’s request, subject to satisfaction of certain contractual conditions, such as the absence of a material adverse change. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.

The Fund must comply with the SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions when engaging in such transactions. See “Legislation and Regulation Risk Related to Derivatives and Certain Other Instruments” above.

Management—The Fund is subject to management risk because it is an actively managed investment portfolio. The Investment Manager and each individual portfolio manager will apply investment techniques and risk analysis in making decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. Furthermore, active and frequent trading may increase the costs the Fund incurs because of higher brokerage charges or mark-up charges and tax costs, which are passed on to shareholders of the Fund and as a result, may lower the Fund’s performance and have a negative tax impact. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Investment Manager and each individual portfolio manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objectives.

Income from the Fund’s portfolio may decline when the Fund invests the proceeds from investment income, sales of investments or matured, traded or called debt securities. For example, during periods of declining interest rates, an issuer of debt securities held by the Fund may exercise an option to redeem securities prior to maturity, forcing the Fund to reinvest the proceeds in lower-yielding securities. A decline in income received by the Fund from its investments is likely to have a negative effect on the yield and total return of the Fund’s shares.

Mezzanine Securities. The Fund may invest in mezzanine securities, which generally are rated below investment grade (or unrated) and are subject to similar risks as high yield securities and loans (as described above). Mezzanine securities are typically subject to additional risks because they often are the most subordinated debt obligation in an issuer’s capital structure and are often unsecured. As a result, these investments are particularly prone to risks such as the cash flow of the borrower and/or any assets securing the loan being insufficient to repay the scheduled payments after giving effect to any senior obligations of the borrower. If the borrower is unable to meet its obligations, the Fund’s investment in the securities would likely be adversely affected. In addition, these investments are commonly classified as illiquid investments and may rely more heavily on the Investment Manager’s analysis of credit and other risks than certain other types of debt investments.

Mortgage-Backed Securities and Collateralized Mortgage Obligations—The Fund may invest in any level of the capital structure of MBS, which are securities that represent an interest in a pool of underlying mortgage loans. MBS, including mortgage pass-through securities and CMOs, include certain securities issued or guaranteed by the United States government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”); securities issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; securities issued by private issuers that represent an interest in or are collateralized by mortgage loans; and reperforming/non-performing loans, reperforming/non-performing loan securitizations, and resecuritizations of existing MBS and/or asset-backed securities (“Re-REMICS”).

Mortgage-backed securities are subject to scheduled and unscheduled principal payments as homeowners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. Therefore, these securities are not an effective means of locking in long-term interest rates. In addition, when interest rates fall, the pace of mortgage prepayments picks up. These refinanced mortgages are paid off at face value (par), causing a loss for any investor who may have purchased the security at a price above par. In such an environment, this risk limits the potential price appreciation of these securities and can negatively affect the Fund’s NAV. When rates rise, the prices of mortgage-backed securities can be expected to decline, although historically these securities have experienced smaller price declines than comparable quality bonds. In addition, when rates rise and prepayments slow, the effective duration of mortgage-backed securities extends, resulting in increased volatility. A decline of housing values may cause delinquencies in the mortgages (especially sub-prime or non-prime mortgages) underlying MBS and thereby adversely affect the ability of the MBS issuer to make principal and interest payments to MBS holders.

MBS include commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”). Many of the risks of investing in MBS reflect the risks of investing in the real estate securing the underlying mortgage. The value of both CMBS and RMBS, like all MBS, depends on national, state and local conditions. RMBS are subject to credit risks arising from delinquencies and defaults on underlying mortgage loans by borrowers and breaches of underlying loan documentation by loan originators and servicers. CMBS are subject to credit risks because they tend to involve relatively large underlying mortgage loans and the repayment of commercial mortgages depends on the successful operation of, and cash flows from, mortgaged properties. The risks associated with CMBS include the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, government mandated closures of retail spaces (such as the closures during the recent public health situation), increases in interest rates, real estate tax rates and other operating expenses, changes in governmental rules, regulations and fiscal policies, and the ability of a property to attract and retain tenants. CMBS depend on cash flows generated by underlying commercial real estate loans, receivables, and other assets, and can be significantly affected by changes in market and economic conditions, the availability of information regarding the underlying assets and their structures, and the creditworthiness of the borrowers or tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities. CMBS issued by private issuers may offer higher yields than CMBS issued by government issuers, but also may be subject to greater volatility than CMBS issued by government issuers. In addition, the CMBS market has in the past experienced, and, may in the future experience, substantially lower valuations and greatly reduced liquidity. CMBS held by the Fund may be subordinated to one or more other classes of securities of the same series for purposes of, among other things, establishing payment priorities and offsetting losses and other shortfalls with respect to the related underlying mortgage loans. There can be no assurance that the subordination will be sufficient on any date to offset all losses or expenses incurred by the underlying trust.

A mortgage pass-through security is a pro rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder.

CMOs are debt securities that are fully collateralized by a portfolio of mortgages or mortgage-backed securities. All interest and principal payments from the underlying mortgages are passed through to the CMOs in such a way as to create, in most cases, more definite maturities than is the case with the underlying mortgages. CMOs may pay fixed or variable rates of interest, and certain CMOs have priority over others with respect to the receipt of prepayments. Stripped mortgage securities (a type of potentially high-risk derivative) are created by separating the interest and principal payments generated by a pool of mortgage-backed securities or a CMO to create additional classes of securities. CMOs are subject to principal prepayments on the underlying mortgages and thus, may be retired earlier than scheduled. CMOs are also subject to cash flow uncertainty and price volatility.

The Fund may invest in securities known as “inverse floating obligations,” “residual interest bonds,” and “interest-only” (“IO”) and “principal-only” (“PO”) bonds, the market values of which will generally be more volatile than the market values of most MBS due to the fact that such instruments are more sensitive to interest rate changes and to the rate of principal prepayments than are most other MBS. An inverse floating obligation is a derivative adjustable rate security with interest rates that adjust or vary inversely to changes in market interest rates and, as a result, these may be leveraged and cause increased volatility and interest rate sensitivity. The term “residual interest” bond is used generally to describe those instruments in collateral pools, such as CMOs, which receive any excess cash flow generated by the pool once all other bondholders and expenses have been paid. IOs and POs are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities. Generally, one class receives interest-only payments and the other class principal-only payments. MBS have been referred to as “derivatives” because the performance of MBS is dependent upon and derived from underlying securities. Unlike with other mortgage-backed securities and POs, the value of IOs tends to move in the same direction as interest rates. The Fund can use IOs to seek to hedge against falling prepayment rates (interest rates are rising) and/or a bear market environment. POs can be used as a hedge against rising prepayment rates (interest rates are falling) and/or a bull market environment. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments and the secondary market for these instruments may be limited and volatile. A rapid or unexpected increase in prepayments can severely depress the price of IOs, while a rapid or unexpected decrease in prepayments could have the same effect on POs. These securities are very volatile in price and may have lower liquidity than most other mortgage-backed securities. Certain non-stripped CMOs may also exhibit these qualities, especially those that pay variable rates of interest that adjust inversely with, and more rapidly than, short-term interest rates. In addition, if interest rates rise rapidly and prepayment rates slow more than expected, certain CMOs, in addition to losing value, can exhibit characteristics of longer-term securities and become more volatile. There is no guarantee that the Fund’s investment in CMOs, IOs, or POs will be successful, and the Fund’s total return could be adversely affected as a result. These securities are subject to high degrees of credit, valuation and liquidity risks.

CMOs may be issued in a variety of classes, and the Fund may invest in several CMO classes, including, but not limited to Floaters, Planned Amortization Classes (“PACs”), Scheduled Classes (“SCHs”), Sequential Pay Classes (“SEQs”), Support Classes (“SUPs”), Target Amortization Classes (“TACs”) and Accrual Classes (“Z Classes”). CMO classes vary in the rate and time at which they receive principal and interest payments. SEQs, also called plain vanilla, clean pay, or current pay classes, sequentially receive principal payments from underlying mortgage securities when the principal on a previous class has been completely paid off. During the months prior to their receipt of principal payments, SEQs receive interest payments at the coupon rate on their principal. PACs are designed to produce a stable cash flow of principal payments over a predetermined period of time. PACs guard against a certain level of prepayment risk by distributing prepayments to SUPs, also called companion classes. TACs pay a targeted principal payment schedule, as long as prepayments are not made at a rate slower than an expected constant prepayment speed. If prepayments increase, the excess over the target is paid to SUPs. SEQs may have a less stable cash flow than PACs and TACs and, consequently, have a greater potential yield. PACs generally pay a lower yield than TACs because of PACs’ lower risk. Because SUPs are directly affected by the rate of prepayment of underlying mortgages, SUPs may experience volatile cash flow behavior. When prepayment speeds fluctuate, the average life of a SUP will vary. SUPs, therefore, are priced at a higher yield than less volatile classes of CMOs. Z Classes do not receive payments, including interest payments, until certain other classes are paid off. At that time, the Z Class begins to receive the accumulated interest and principal payments. A Floater has a coupon rate that adjusts periodically (usually monthly) by adding a spread to a benchmark index subject to a lifetime maximum cap. The yield of a Floater is sensitive to prepayment rates and the level of the benchmark index.

Investment in MBS poses several risks, including prepayment, market and credit risks. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall and slowing payments as interest rates rise. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages, and the Fund may invest in CMOs which are subject to greater risk of prepayment, as discussed above. Market risk reflects the chance that the price of the security may fluctuate over time. The price of MBS may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of MBS, and if the Fund is invested in such securities and wishes to sell them, it may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments. They are very volatile in price and may have lower liquidity than most mortgage-backed securities. Certain CMOs may also exhibit these qualities, especially those which pay variable rates of interest which adjust inversely with and more rapidly than short-term interest rates. Credit risk reflects the chance that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed by the agency or instrumentality, and some, such as GNMA certificates, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others are supported only by the credit of the instrumentality. Although securities issued by U.S. government-related agencies are guaranteed by the U.S. government, its agencies or instrumentalities, shares of the Fund are not so guaranteed in any way.

Mortgage-related securities that are backed by pools of subprime mortgages are generally subject to a greater level of non-payment risk than mortgage-related securities that are not backed by pools of subprime mortgages. Subprime mortgages are loans originated under weak underwriting standards, including those made to borrowers with lower credit ratings and/or a shorter credit history, and such borrowers are more likely to default on their obligations under the loan than more creditworthy borrowers. As a result, subprime mortgages underlying a mortgage-related security can experience a significant rate of non-payment. To the extent the Fund invests in mortgage-related securities backed by subprime mortgages, the Fund’s investment will be particularly susceptible to non-payment risk and the risks generally associated with investments in mortgage-related securities. Thus, the value of the Fund’s investment may be adversely affected by borrower non-payments, changes in interest rates, developments in the real estate market and other market and economic developments. The value of MBS backed by subprime loans have in the past declined, and may in the future decline, significantly during market downturns.

Historically, FHLMC and FNMA were agencies sponsored by the U.S. government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the United States. In 2008, however, due to the declining value of FHLMC and FNMA securities and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, FHLMC and FNMA were placed into conservatorship by the Federal Housing Finance Agency. The effect that this conservatorship will have on FHLMC and FNMA and their guarantees remains uncertain. Although the U.S. government or its agencies provided financial support to FHLMC and FNMA, no assurance can be given that they will always provide support. Congress continues to evaluate proposals to reduce the role of the U.S. government in the mortgage market, including whether FHLMC and FNMA should be nationalized, privatized, restructured or eliminated. If any such proposal is adopted, the value of the Fund’s investments in securities issued by FHLMC and FNMA would be impacted. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

The performance of private label MBS, issued by private institutions, is based on the financial health of those institutions. There is no guarantee that the Fund’s investment in MBS will be successful, and the Fund’s total return could be adversely affected as a result.

Municipal Bond Insurance—The Fund may purchase a Municipal Bond (as defined below) that is covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either: (i) the issuer at the time the Municipal Bond is issued (primary market insurance); or (ii) another party after the bond has been issued (secondary market insurance). Both of these types of insurance seek to guarantee the timely and scheduled repayment of all principal and payment of all interest on a Municipal Bond in the event of default by the issuer, and cover a Municipal Bond to its maturity, typically enhancing its credit quality and value.

Even if a Municipal Bond is insured, it is still subject to market fluctuations, which can result in fluctuations in the Fund’s share price. In addition, a Municipal Bond insurance policy will not cover: (i) repayment of a Municipal Bond before maturity (redemption); (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond; or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a Municipal Bond issue whereby part of the Municipal Bond issue may be retired before maturity.

Some of the Municipal Bonds outstanding are insured by a small number of insurance companies, not all of which have the highest credit rating. As a result, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole. If the Municipal Bond is not otherwise rated, the ratings of insured bonds reflect the credit rating of the insurer, based on the rating agency’s assessment of the creditworthiness of the insurer and its ability to pay claims on its insurance policies at the time of the assessment. While the obligation of a Municipal Bond insurance company to pay a claim extends over the life of an insured bond, there is no assurance that Municipal Bond insurers will meet their claims. A higher-than-anticipated default rate on Municipal Bonds (or other insurance the insurer provides) could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders.

The Fund’s Investment Manager may decide to retain an insured Municipal Bond that is in default, or, in the view of the Investment Manager, in significant risk of default. While the Fund holds a defaulted, insured Municipal Bond, the Fund collects interest payments from the insurer and retains the right to collect principal from the insurer when the Municipal Bond matures, or in connection with a mandatory sinking fund redemption.

Municipal Securities—

General Risks. The Fund may invest in municipal securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the payments from which, in the opinion of bond counsel to the issuer, are excludable from gross income for Federal income tax purposes (“Municipal Bonds”). Municipal Bonds in which the Fund invests may include those backed by state taxes and essential service revenues as well as health care and higher education issuers, among others, or be supported by dedicated revenue streams and/or statutory liens.

The Fund may also invest in Municipal Bonds that pay interest excludable from gross income for purposes of state and local income taxes of the designated state and/or allow the value of the Fund’s shares to be exempt from state and local taxes of the designated state. The Fund may also invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Investment Manager believes such securities to pay interest excludable from gross income for purposes of Federal income tax and state and local income taxes of the designated state and/or state and local personal property taxes of the designated state (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long term municipal securities. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by applicable law. Non-Municipal Tax-Exempt Securities that pay interest excludable from gross income for Federal income tax purposes will be considered “Municipal Bonds” for purposes of the Fund’s investment objective and policies.

The value of Municipal Bonds may also be affected by uncertainties with respect to the taxation of Municipal Bonds as a result of legislative or other changes. Neither the Fund nor the Investment Manager can guarantee the accuracy of any opinion issued by bond counsel regarding the tax-exempt status of a Municipal Bond or the issuer’s compliance with terms of the offering or representations in such opinions. Furthermore, there can be no guarantee that the IRS will agree with such counsel’s opinion. The value of Municipal Bonds may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. From time to time, Congress has introduced proposals to restrict or eliminate the federal income tax exemption for interest on Municipal Bonds. State legislatures may also introduce proposals that would affect the state tax treatment of the Fund’s distributions. If such proposals were enacted, the availability of Municipal Bonds and the value of the Fund’s holdings would be affected.

Investments in Municipal Bonds present certain risks, including credit, interest rate, liquidity, and prepayment risks. Municipal Bonds may also be affected by local, state, and regional factors, including erosion of the tax base and changes in the economic climate. In addition, municipalities and municipal projects that rely directly or indirectly on federal funding mechanisms may be negatively affected by actions of the federal government including reductions in federal spending, increases in federal tax rates, or changes in fiscal policy.

The marketability, valuation or liquidity of Municipal Bonds may be negatively affected in the event that states, localities or their authorities default on their debt obligations or other market events arise, which in turn may negatively affect the Fund’s performance, sometimes substantially. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, one or several municipal issuers in a particular state, territory, or possession could affect the market value or marketability of Municipal Bonds from any one or all such states, territories, or possessions.

Issuers of Municipal Bonds have in the past experienced, and may in the future experience, significant financial difficulties for various reasons, including as the result of events that cannot be reasonably anticipated or controlled such as economic downturns or similar periods of economic stress, social conflict or unrest, labor disruption, extreme weather conditions, natural or man-made disasters, or public health conditions. Such financial difficulties may lead to credit rating downgrades or defaults of such issuers which, in turn, could affect the market values and marketability of many or all Municipal Bonds of such issuers. For example, the recent economic and public health situation significantly stressed the financial resources of many municipal issuers, which at times impaired their ability to meet their financial obligations when due and adversely impacted the value of their Municipal Bonds. In addition, preventative or protective actions that governments took in response to these types of conditions have in the past, and may in the future, result in periods of business disruption and reduced or disrupted operations, which could have long-term negative economic effects on state and local economies and budgets as well as various municipal or similar projects and could affect the value of Municipal Bonds held by the Fund.

Accordingly, the ability of an issuer of Municipal Bonds to make payments or repay interest (and the Fund’s investments in such issuer’s securities) may be affected by litigation or bankruptcy. In the event of bankruptcy of such an issuer, the Fund investing in the issuer’s securities could experience delays in collecting principal and interest, and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may, in some instances, take possession of, and manage, the assets securing the issuer’s obligations on such securities. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt.

The value of Municipal Bonds may also be affected by uncertainties with respect to the rights of holders of Municipal Bonds in the event that an insolvent municipality takes steps to reorganize its debt, which might include engaging in into municipal bankruptcy proceedings, extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other similar measures. Under bankruptcy law, certain municipalities that meet specific conditions may be provided protection from creditors while they develop and negotiate plans for reorganizing their debts.

Municipal bankruptcies have in the past been relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Legislative developments may result in changes to the laws relating to municipal bankruptcies, which may adversely affect the Fund’s investments in Municipal Bonds. Further, the application of state law to municipal issuers could produce varying results among the states or among Municipal Bond issuers within a state. These legal uncertainties could affect the Municipal Bond market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the Municipal Bonds held by the Fund.

Below are some of the additional risks of investments in particular segments of the Municipal Bonds market.

Electric Utilities. The electric utilities industry has been experiencing, and will likely continue to experience, increased competitive pressures. Federal legislation is expected to open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (i) the availability and cost of fuel, (ii) the availability and cost of capital, (iii) the effects of conservation on energy demand, (iv) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (v) timely and sufficient rate increases, and (vi) opposition to nuclear power.

Health Care. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. General and local economic conditions, demand for services, expenses (including malpractice insurance premiums) and competition among health care providers may also affect the industry. In the future, the following elements may adversely affect health care facility operations: (i) the Patient Protection and Affordable Care Act and any other federal legislation relating to health care reform; (ii) any state or local health care reform measures; (iii) medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; (iv) changes in medical coverage which alter the traditional fee-for-service revenue stream; and (v) efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

Higher Education. In general, there are two types of education-related bonds: (i) those relating to projects for public and private colleges and universities; and (ii) those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline resulting primarily from a decrease in student enrollment or reductions in state and federal funding. Restrictions on students’ ability to pay tuition, a reduction of the availability of state and federal funding, and declining general economic conditions are factors that may lead to declining or insufficient revenues. Student loan revenue bonds are generally offered by state authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others student loans may be private, uninsured loans made to parents or students that are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including: (i) the rate of student loan defaults; (ii) seasoning of the loan portfolio; and (iii) student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include: (i) potential changes in federal legislation regarding student loan revenue bonds; (ii) state guarantee agency reimbursement; and (iii) continued federal interest and other program subsidies currently in effect.

Housing. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agencies. Such bonds generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. Because it is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including: (i) acceptable completion of construction; (ii) proper management, occupancy and rent levels; (iii) economic conditions; and (iv) changes to current laws and regulations.

Similar Projects Risk. To the extent that the Fund invests its assets in Municipal Bonds that finance similar projects, such as those relating to education, healthcare, housing, utilities, or water and sewers, the Fund will be more sensitive to adverse economic, business or political or other developments affecting such projects.

Transportation. Bonds may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the specific carriers who use the particular airport as well as by the general stability of the airline industry, which can be affected by broader economic trends and events and the price and availability of fuel. Bonds issued to construct toll roads are affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Other transportation-related securities are also affected by fuel costs and availability of other forms of transportation, such as public transportation.

Water and Sewer. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer’s importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates may impact issuers of water and sewer bonds.

Non-Diversification Risk—Non-diversification risk is the risk that a non-diversified fund may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments. The Fund is classified as “non-diversified” for purposes of the 1940 Act. A “non-diversified” classification means that the Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer may dominate the Fund’s investment portfolio. The Fund may also concentrate its investments in a particular industry or group of industries, as noted in the description of the Fund. The securities of issuers in particular industries may dominate the Fund’s investment portfolio. This may adversely affect its performance or subject the Fund’s Shares to greater price volatility than that experienced by less concentrated investment companies.

The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of the Fund and may affect the Fund’s ability to meet its investment objective.

Political Uncertainty Risk—Markets in which the Fund is invested or is exposed to may experience political uncertainty that subjects the Fund’s investments to heightened risks, even when made in established markets. These risks include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political instability (including the risk of war or natural disaster); increased risk of nationalization, greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment, capital controls and limitations on repatriation of invested capital and on a clients’ ability to exchange currencies; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; slower clearance; and difficulties in obtaining and/or enforcing legal judgments.

During times of political uncertainty, the securities, derivatives and currency markets may become volatile. There also may be a lower level of monitoring and regulation of markets while a country is experiencing political uncertainty, and the activities of investors in such markets and enforcement of existing regulations may be extremely limited. Markets experiencing political uncertainty may have substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates may have negative effects on such countries’ economies and securities markets. In certain countries, inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The disruption to, or adverse impact on, markets and economies caused by political uncertainty may adversely affect the Fund.

Preferred Securities—Preferred securities represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company, to the extent such proceeds are available after paying any more senior creditors. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.

Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Private Securities Risk—The Fund may invest directly or indirectly in privately issued securities of both public and private companies. Private securities have additional risk considerations relative to investments in comparable public investments and are subject to a greater degree of investment risk. Whenever the Fund invests in companies that do not publicly report financial and other material information, it assumes a greater degree of investment risk and reliance upon the Investment Manager’s ability to obtain and evaluate applicable information concerning such companies’ creditworthiness and other investment considerations, which information cannot be independently verified. The Fund also depends on the expertise, skill and network of business contacts of the Investment Manager to evaluate, negotiate, structure, execute and monitor the private securities. Private securities are often subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities and such securities are often illiquid. Because there is often no readily available trading market for private securities, the Fund will not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded and may be subject to higher transaction costs. Subscriptions to purchase private securities are typically subject to restrictions or delays. Private securities are also more difficult to value. Valuation will require more research, and elements of judgment will play a greater role in the valuation of private securities as compared to public securities because there is less reliable objective data available.

In addition to the risks discussed above, investments in private companies are also subject to risks associated with limited operating histories, concentration and non-diversification of businesses, and increased liquidity and valuation risks, among other risks.

Private securities that are debt instruments generally are of below-investment grade quality, frequently are unrated and present many of the same risks as investing in high yield securities. Investing in private debt instruments is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of obligations.

Put Bonds—A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond’s fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, the Fund in effect holds a demand obligation that bears interest at the prevailing short-term rate.

In selecting put bonds, the Investment Manager takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments or the bond’s rating is downgraded. Put bonds often pay a variable or floating rate of interest and therefore are subject to many of the same risks associated with investing in floating rate instruments, as described below under “Variable and Floating Rate Instruments.”

Qualified Financial Contracts—Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. Regulations adopted by prudential regulators require that certain qualified financial contracts entered into with certain counterparties that are part of a U.S. or foreign banking organization designated as a global-systemically important banking organization include contractual provisions that delay or restrict the rights of counterparties, such as the Fund, to exercise certain close-out, cross-default and similar rights under certain conditions. Qualified financial contracts are subject to a stay for a specified time period during which counterparties, such as the Fund, will be prevented from closing out a qualified financial contract if the counterparty is subject to resolution proceedings and prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. Implementation of these requirements may increase credit and other risks to the Fund. Similar requirements may apply under the special resolution regime applicable to certain counterparties organized in other financial markets.

Quantitative Investing Risk—The Investment Manager may use quantitative models, algorithms, methods or other similar techniques or analytical tools (“quantitative tools”) in managing the Fund, including to generate investment ideas, identify investment opportunities or as a component of its overall portfolio construction processes and investment selection or screening criteria. Quantitative tools may also be used in connection with risk management and hedging processes. The value of securities selected using quantitative tools can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental or other similar means of analysis. The factors used in quantitative tools and the weight placed on those factors may not be predictive of a security’s value or a successful weighting. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative tools. Thus, the Fund is subject to the risk that any quantitative tools used by the Investment Manager will not be successful in, among other things, forecasting movements in industries, sectors or companies and/or in determining the size, direction, and/or weighting of investment positions.

There is no guarantee that quantitative tools, and the investments selected based on such tools, will produce the desired results or enable the Fund to achieve its investment objective. The Fund may be adversely affected by imperfections, errors or limitations in construction and implementation (for example, limitations in a model, proprietary or third-party data imprecision or unavailability, software or other technology malfunctions, or programming inaccuracies) and the Investment Manager’s ability to monitor and timely adjust the metrics or update the data or features underlying the quantitative tools, including accounting for changes in the overall market environment, and identify and address omissions of relevant data or assumptions.

A quantitative tool may not perform as expected and a quantitative tool that has been formulated on the basis of past market data or trends may not be predictive of future price movements. The Fund may also be adversely affected by the Investment Manager’s ability to make accurate qualitative judgments regarding a quantitative tool’s output or operational complications relating to a quantitative tool.

Real Estate Securities—The Fund may invest in equity securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”) and companies with substantial real estate investments, and therefore, the Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. The risks associated with direct ownership of real estate and the real estate industry include, among others: possible declines in the value of real estate; declines in rental income; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to national, state and local economic conditions (such as the turmoil experienced during 2007 through 2009 in the residential and commercial real estate market); overbuilding; increases in competition, property taxes and operating expenses; changes in building, environmental, zoning and other laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes, wildfires, terrorist acts or other natural disasters; limitations on and variations in rents; changes in interest rates; reduced demand for commercial and office space as well as increased maintenance or tenant improvement costs or costs to convert properties for other uses; default risk and credit quality of tenants and borrowers; the financial condition of tenants, buyers and sellers; and the inability to re-lease space on attractive terms or to obtain mortgage financing on a timely basis or at all. The value of real estate securities are also subject to the management skill, insurance coverage and creditworthiness of their issuer. Because many real estate projects are dependent upon financing, rising interest rates, which increase the costs of obtaining financing, may cause the value of real estate securities to decline. Real estate income and values may be greatly affected by demographic trends, such as population shirts or changing tastes and values.

The prices of real estate company securities may drop because of the failure of borrowers to repay their loans, poor management, and the inability to obtain financing either on favorable terms or at all. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of interest and principal on their loans will be adversely affected. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates.

Real estate-related investments that are concentrated in one geographic area, one property type or one particular industry are particularly subject to the risks affecting such areas, property types or industries.

REITs—REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both direct ownership interests and mortgage interests in real estate.

In addition to the risks affecting real estate securities generally, REITs are also subject to additional risks. REITs may invest in a limited number of properties, a narrow geographic area or a single type of property, which may increase the risk that the Fund could be adversely affected by the poor performance of a single investment or type of investment. REITs are also susceptible to the risks associated with the types of real estate securities they own and adverse economic or market events with respect to these securities and property types (e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types). REITs have their own expenses, and as a result, the Fund and its shareholders will indirectly bear its proportionate share of expenses paid by each REIT in which it invests. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time.

The value of REITs may be affected by the management skill and creditworthiness of the issuer, changes in interest rates and development or occupancy rates of the underlying properties. REITs may be more volatile and/or more illiquid than other types of securities.

REITs are also subject to unique federal tax requirements. A REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions, and a REIT that fails to comply with the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in the REIT having insufficient capital for future expenditures. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such company. In the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income but do qualify for a 20% deduction available for potential passthrough to Fund shareholders. REITs often do not provide complete tax information to the Fund until after the calendar year end. Consequently, because of the delay, it may be necessary for the Fund to request permission from the IRS to extend the deadline for issuance of Forms 1099-DIV.

Repurchase Agreements, Reverse Repurchase Agreements and Dollar Roll Transactions—The Fund may enter into bi-lateral and tri-party repurchase agreements. In a typical Fund repurchase agreement, the Fund enters into a contract with a broker, dealer, or bank (the “counterparty” to the transaction) for the purchase of securities or other assets. The counterparty agrees to repurchase the securities or other assets at a specified future date, or on demand, for a price that is sufficient to return to the Fund its original purchase price, plus an additional amount representing the return on the Fund’s investment. Such repurchase agreements economically function as a secured loan from the Fund to a counterparty. If the counterparty defaults on the repurchase agreement, the Fund will retain possession of the underlying securities or other assets. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case, the Fund will be subject to risks associated with changes in market value of the collateral securities or other assets. The Fund intends to enter into repurchase agreements only with brokers, dealers, or banks or other permitted counterparties after the Investment Manager evaluates the creditworthiness of the counterparty. The Fund will not enter into repurchase agreements with the Investment Manager or their affiliates. Except as described elsewhere in this SAI and as provided under applicable law, the Fund may enter into repurchase agreements without limitation.

Repurchase agreements, the underlying collateral of which consists entirely of cash items, U.S. government securities or by securities issued by an issuer that the Fund’s Board of Trustees, or its delegate, has determined at the time the repurchase agreement is entered into has an exceptionally strong capacity to meet its financial obligations (“Qualifying Collateral”) and meeting certain liquidity and other standards generally may be deemed to be “collateralized fully” and may be deemed to be investments in the underlying securities for certain purposes. The Fund may accept collateral other than Qualifying Collateral determined by the Investment Manager to be in the best interests of the Fund to accept as collateral for such repurchase agreement (which may include high yield debt instruments that are rated below investment grade) (“Alternative Collateral”). Repurchase agreements that are secured by Alternative Collateral are not deemed to be “collateralized fully” under applicable regulations and the repurchase agreement is therefore considered a separate security issued by the counterparty to the Fund. Accordingly, the Fund must include repurchase agreements that are not “collateralized fully” in its calculations of securities issued by the selling institution held by the Fund for purposes of various portfolio diversification and concentration requirements applicable to the Fund. In addition, Alternative Collateral may not qualify as permitted or appropriate investments for the Fund under the Fund’s investment strategies and limitations. Accordingly, if a counterparty to a repurchase agreement defaults and the Fund takes possession of Alternative Collateral, the Fund may need to promptly dispose of the Alternative Collateral (or other securities held by the Fund, if the Fund exceeds a limitation on a permitted investment by virtue of taking possession of the Alternative Collateral). The Alternative Collateral may be particularly illiquid, especially in times of market volatility or in the case of a counterparty insolvency or bankruptcy, which may restrict the Fund’s ability to dispose of Alternative Collateral received from the counterparty. Depending on the terms of the repurchase agreement, the Fund may determine to sell the collateral during the term of the repurchase agreement and then purchase the same collateral at the market price at the time of the resale. (See “Short Sales”). In tri-party repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. Securities subject to repurchase agreements (other than tri-party repurchase agreements) and purchase and sale contracts will be held by the Fund’s custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository.

The Fund may also enter into reverse repurchase agreements with the same parties with whom they may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund would sell securities or other assets and agree to repurchase them at a particular price at a future date. Reverse repurchase agreements involve the risk that the market value of the securities or other assets retained in lieu of sale by the Fund may decline below the price of the securities or other assets the Fund has sold but is obligated to repurchase. In the event the buyer of securities or other assets under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities or other assets, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

The Fund may also enter into “dollar rolls,” in which the Fund sells MBS or other fixed-income securities for delivery and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities or other assets on a specified future date. The Fund may also enter into “TBA rolls,” in which the Fund agrees to sell a TBA, itself a forward transaction, and to buy forward a subsequent TBA. During the roll period, the Fund would forego principal and interest paid on such securities or other assets sold; however, the Fund would be permitted to invest the sale proceeds during the period. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the sale proceeds of the initial sale, minus the principal and interest paid on the securities or other assets during the period. When the Fund enters into a dollar roll, it becomes subject to the risk that any fluctuation in the market value of the security or other asset transferred or the securities or other assets in which the sales proceeds are invested can affect the market value of the Fund’s assets, and therefore, of the Fund’s NAV. Dollar rolls also subject the Fund to the risk that the market value of the securities or other assets the Fund is required to deliver may decline below the agreed upon repurchase price of those securities or other assets. In addition, in the event that the Fund’s counterparty becomes insolvent, the Fund’s use of the proceeds may become restricted pending a determination as to whether to enforce the Fund’s obligation to purchase the substantially similar securities or other assets.

The Fund must comply with the SEC Rule 18f-4 when engaging in reverse repurchase agreements or dollar roll transactions. See “Legislation and Regulation Risk Related to Derivatives and Certain Other Instruments” above.

Restricted Securities—The Fund may invest in restricted securities. Restricted securities cannot be sold to the public without registration under the 1933 Act. Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities may be classified as illiquid investments.

Restricted securities may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid for by the Fund. The Fund may invest in restricted securities, including securities initially offered and sold without registration pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”) and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States without registration with the SEC pursuant to Regulation S under the 1933 Act (“Regulation S Securities”). Rule 144A Securities and Regulation S Securities generally may be traded freely among certain qualified institutional investors, such as the Fund, and non-U.S. persons, but resale to a broader based of investors in the United States may be permitted only in significantly more limited circumstances. A qualified institutional investor is defined by Rule 144A under the 1933 Act generally as an institution, acting for its own account or for the accounts of other qualified institutional investors, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers not affiliated with the institution. A dealer registered under the Securities Exchange Act of 1934, as amended

(“1934 Act”), acting for its own account or the accounts of other qualified institutional investors, that in the aggregate owns and invests on a discretionary basis at least $10 million in securities of issuers not affiliated with the dealer may also qualify as a qualified institutional investor, as well as a 1934 Act registered dealer acting in a riskless principal transaction on behalf of a qualified institutional investor.

The Fund also may purchase restricted securities that are not eligible for resale pursuant to Rule 144A or Regulation S under the 1933 Act. The Fund may acquire such securities through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. However, the restrictions on resale of such securities may make it difficult for the Fund to dispose of such securities at the time considered most advantageous and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell it under an effective registration statement. If, during a period, adverse conditions were to develop, the Fund might obtain a less favorable price than prevailing when it decided to sell.

Risk-Linked Securities (“RLS”)—Risk-linked securities (“RLS”) are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. RLS are typically debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined “trigger event.” Investments in RLS may be linked to a broad range of insurance risks, which can be broken down into three major categories: natural risks (such as hurricanes and earthquakes), weather risks (such as insurance based on a regional average temperature and non- natural events (such as aerospace and shipping catastrophes). Accordingly, depending on the specific terms and structure of the RLS, this trigger could be the result of a hurricane, earthquake or some other catastrophic event. Insurance companies securitize this risk to transfer to the capital markets the truly catastrophic part of the risk exposure. A typical RLS provides for income and return of capital similar to other fixed-income investments, but would involve full or partial default if losses resulting from a certain catastrophe exceeded a predetermined amount. RLS typically have relatively high yields compared with similarly rated fixed-income securities, and also have low correlation with the returns of traditional securities. Investments in RLS may be linked to a broad range of insurance risks, which can be broken down into three major categories: natural risks (such as hurricanes, wildfires and earthquakes), weather risks (such as insurance based on a regional average temperature) and non-natural events (such as aerospace and shipping catastrophes). Although property-casualty RLS have been in existence for over a decade, significant developments have started to occur in securitizations done by life insurance companies. In general, life insurance industry securitizations could fall into a number of categories. Some are driven primarily by the desire to transfer risk to the capital markets, such as the transfer of extreme mortality risk (mortality bonds). Others, while also including the element of risk transfer, are driven by other considerations. For example, a securitization could be undertaken to relieve the capital strain on life insurance companies caused by the regulatory requirements of establishing very conservative reserves for some types of products. Another example is the securitization of the stream of future cash flows from a particular block of business, including the securitization of embedded values of life insurance business or securitization for the purpose of funding acquisition costs.

Risks Associated with Low-Rated and Comparable Unrated Securities (Junk Bonds)—Low-rated and comparable unrated securities, while generally offering higher yields than investment-grade securities with similar maturities, involve greater risks than higher quality debt instruments, particularly the possibility of default or bankruptcy. Low-rated and comparable unrated securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Accordingly, the performance of the Fund and a shareholder’s investment in the Fund may be adversely affected if an issuer is unable to pay interest and repay principal, either on time or at all. Subject to its investment strategies, a significant portion of the Fund’s investments can be comprised of low-rated and comparable unrated securities and thus particularly prone to the foregoing risks, which may result in substantial losses to the Fund. The Fund may also purchase low-rated and comparable unrated securities which are in default when purchased. The special risk considerations in connection with such investments are discussed below. See the Appendix of this SAI for a discussion of securities ratings.

The low-rated and comparable unrated securities market is still relatively new, and its growth paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such a prolonged economic downturn could severely disrupt the market for and adversely affect the value of such securities.

Fixed rate securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated and comparable unrated securities tend to reflect individual corporate, consumer, and commercial developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated and comparable unrated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated and comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated and comparable unrated securities, including possibly greater volatility than is experienced by other types of securities, and thus the Fund’s performance and a shareholder’s investment in the Fund may be adversely affected.

As previously stated, the value of such a fixed rate security will decrease in a rising interest rate market and accordingly, so will the Fund’s NAV. If the Fund experiences unexpected redemptions, particularly in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the volatility of high-yield securities (discussed below) the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation could result in a reduced rate of return for the Fund.

Low-rated and comparable unrated securities typically contain redemption, call, or prepayment provisions which permit the issuer of such securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of high-yield securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities or otherwise redeem them, the Fund may have to replace the securities with a lower-yielding security, which would result in a lower return for the Fund and reduce the value of a shareholder’s investment in the Fund.

Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated and comparable unrated securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit-rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in low-rated and comparable unrated securities will be more dependent on the credit analysis of the Investment Manager than would be the case with investments in investment-grade debt securities. The Investment Manager employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history, and the current trend of earnings. The Investment Manager continually monitors the investments in the Fund’s portfolio and carefully evaluates whether to dispose of or to retain low-rated and comparable unrated securities whose credit ratings or credit quality may have changed.

The Fund may have difficulty disposing of certain low-rated and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated and comparable unrated securities, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Fund’s asset value and the Fund’s ability to dispose of particular securities, when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund. Market quotations are generally available on many low-rated and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated and comparable unrated securities, especially in a thinly-traded market. The Fund may acquire lower quality debt securities during an initial underwriting or may acquire lower quality debt securities, which are sold without registration under applicable securities laws.

Legislation has been adopted, and from time to time, proposals have been discussed regarding new legislation designed to limit the use of certain low-rated and comparable unrated securities by certain issuers. An example of such legislation is a law which requires federally insured savings and loan associations to divest their investment in these securities over time. New legislation could further reduce the market because such legislation, generally, could negatively affect the financial condition of the issuers of unrated securities and could adversely affect the market in general. It is difficult to determine the impact of legislative changes on this market. However, it is anticipated that if additional legislation is enacted or proposed, it could have a material effect on the value of low-rated and comparable unrated securities and the existence of a secondary trading market for the securities.

Risks of Private Investments in Private Companies—Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles and are not required to maintain effective internal controls over financial reporting. As a result, the Investment Manager may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Fund invests.

There is risk that the Fund will invest on the basis of incomplete or inaccurate information, which will adversely affect the Fund’s investment performance. Some private companies in which the Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. In addition, the management of private companies may depend on one or two key individuals, and the loss of the services of any such individual may adversely affect the performance of the private company.

Private companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity. In addition, the Fund’s investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until the company meets certain growth and liquidity objectives.

Typically, investments in private companies are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years. There can be no assurance that the Fund will be able to realize the value of private company investments in a timely manner, and these investments are subject to heightened valuation risks.

Shares of Other Investment Vehicles—The Fund may invest in shares of other investment companies or other investment vehicles, which may include, among others, mutual funds, closed-end funds and exchange-traded funds (“ETFs”), such as actively-managed or index-based investments, and private or foreign investment funds. The Fund may also invest in investment vehicles that are not subject to regulation as registered investment companies, which may be classified as illiquid investments.

The investment companies in which the Fund invests may have adopted certain investment restrictions that are different than the Fund’s investment restrictions. For example, to the extent the Fund invests in underlying investment companies that concentrate their investments in an industry, a corresponding portion of the Fund’s assets may be indirectly exposed to that particular industry.

The Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. It is the Fund’s policy that if shares of the Fund are purchased by another fund (including any other registered open-end investment company or registered unit investment trust advised by Guggenheim Investments or its affiliates) in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such other fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

The Fund may invest in other registered investment companies, such as mutual funds, closed-end funds and ETFs, and in business development companies (an underlying fund) in excess of statutory limits imposed by the 1940 Act in reliance on Rule 12d1-4 under the 1940 Act. These investments would be subject to the applicable conditions of Rule 12d1-4, which in part would affect or otherwise impose certain limits on the investments and operations of the underlying fund (notably such fund’s ability to invest in other investment companies and private funds, which include certain structured finance vehicles).

The main risk of investing in index-based investment companies is the same as investing in a portfolio of securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded. Index-based investments may not replicate exactly the performance of their specified index because of, among other things, transaction costs and because of the temporary unavailability of certain component securities of the index.

To the extent the Fund invests in other investment companies, or other investment vehicles, it will incur its pro rata share of the underlying investment companies’ expenses (including, for example, investment advisory and other management fees and expenses). In addition, the Fund will be subject to the effects of business and regulatory developments that affect an underlying investment company or the investment company industry generally.

The Fund may invest in other funds in the same “group of investment companies” as permitted under the 1940 Act and the rules thereunder. Funds in the same “group of investment companies” as the Fund are other Guggenheim open-end funds, Guggenheim closed-end funds and Rydex funds, each of which is advised by Guggenheim Funds Investment Advisors, LLC or GPIM, which are under common control.

Short Sales—The Fund may make short sales “against the box,” in which the Fund enters into a short sale of a security it owns or has the right to obtain at no additional cost. The Fund may also make short sales of securities the Fund does not own. If the Fund makes a short sale, the Fund does not immediately deliver from its own account the securities sold and does not receive the proceeds from the sale. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made, and potentially via repurchase agreement) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement or delivering the security from its own portfolio. The Fund is said to have a “short position” in securities sold until it delivers them to the broker at which time it receives the proceeds of the sale.

The Fund may make short sales that are not “against the box.” Short sales by the Fund that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although the Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

The Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Investment Manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

While the short sale is outstanding, the Fund will be required to pledge a portion of its assets to the broker as collateral for the obligation to deliver the security to the broker at the close of the transaction. The broker will also hold the proceeds of the short sale until the close of the transaction. The Fund is often obligated to pay over interest and dividends on the borrowed security to the broker.

The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales.

The Fund must comply with the SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions when engaging in such transactions. See “Legislation and Regulation Risk Related to Derivatives and Certain Other Instruments” above.

Short-Term Instruments—The Fund may hold short-term investments at the discretion of the Investment Manager. Short-term instruments consist of: (1) short-term obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states; (2) other short-term debt securities; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; (5) repurchase agreements; (6) shares of money market funds; and (7) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities as of the date of purchase of not more than 397 days and that are rated in the top-two short-term categories by two Nationally Recognized Statistical Ratings Organizations (“NRSROs”), or if unrated, deemed to be of equal quality by the Investment Manager.

Spread Transactions—The Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

Swap Agreements—The Fund may enter into swap agreements, including, but not limited to, total return swaps, index swaps, interest rate swaps, municipal market data rate locks and credit default swaps. Swaps are particularly subject to counterparty credit, correlation (imperfect correlations with underlying investments or the Fund’s other portfolio holdings), valuation, liquidity and leveraging risks and could result in substantial losses to the Fund and a shareholder’s investment in the Fund. The Fund may utilize swap agreements in an attempt to gain exposure to the securities or other assets in a market without actually purchasing those securities or other assets, or to hedge a position or to generate income. Swap agreements are contracts for periods ranging from a day to more than one-year and may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in an issuer, a “basket” of securities or other assets or ETFs. Forms of swap agreements may include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Certain interest rate swaps and forwards are subject to mandatory central clearing and execution on swap execution facilities, as noted further herein.

Another form of swap agreement is a credit default swap. A credit default swap enables the Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities or other assets or ETFs. Generally, the seller of credit protection against an issuer or basket of securities or other assets receives a periodic payment to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation, or a cash-settlement payment. Any such physical or cash settlement may be effected through an auction settlement process, if agreed to by the parties when they enter the transaction. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection.

In contrast, the buyer of a credit default swap would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations, or a cash-settlement payment. In return, the buyer of the credit protection would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund purchasing the credit protection. Certain credit default swap products are subject to mandatory central clearing and execution on swap execution facilities, as noted further herein.

The Fund also may enhance income by selling credit protection or attempt to mitigate credit risk by buying protection. Credit default swaps could result in losses if the creditworthiness of an issuer or a basket of securities or other assets is not accurately evaluated.

Most swap agreements (but generally not credit default swaps) that the Fund might enter into require the parties to calculate the obligations of the parties to the agreement on a “net basis.” Swap agreements may not involve the delivery of securities or other underlying assets. Consequently, the Fund’s obligations (or rights) and risk of loss under such a swap agreement would generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

Because they may be two party contracts and because they may have terms of greater than seven days, swap agreements may be classified as illiquid investments. The Fund would not enter into any swap agreement unless the Investment Manager believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Fund is selling credit protection, the default of a third party issuer.

The Fund may enter into swap agreements, for example, to invest in a market without owning or taking physical custody of the underlying securities or other assets in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement would typically be a bank, investment banking firm or broker-dealer or, in the case of a cleared swap, the clearinghouse. The counterparty would generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund would agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

The Fund may also enter into swaps on an index, including credit default index swaps (“CDX”), which are swaps on an index of credit default swaps. For example, a commercial mortgage-backed index (“CMBX”) is a type of CDX made up of tranches of commercial mortgage-backed securities rather than CDS. Unlike other CDX contracts where credit events are intended to capture an event of default, CMBX involves a pay-as-you-go settlement process designed to capture non-default events that affect the cash flow of the reference obligation. Pay-as-you-go settlement involves ongoing, two-way payments over the life of a contract between the buyer and the seller of protection and is designed to closely mirror the cash flow of a portfolio of cash commercial mortgage-backed securities. Certain CDX are subject to mandatory central clearing and exchange trading, which may reduce counterparty credit risk and increase liquidity compared to other credit default swap or CDS index transactions. Investments in CMBX are also subject to the risks associated with MBS, which are described above, as well as the risks associated with the types of properties tied to the underlying mortgages (e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types) and adverse economic or market events with respect to these property types.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market but remains subject to significant risks. The Investment Manager is primarily responsible for determining and monitoring the liquidity of Fund transactions.

As noted above, certain standardized swaps are subject to mandatory exchange-trading and/or central clearing. While exchange-trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. The Dodd-Frank Act and related regulatory developments require the clearing and exchange-trading of certain OTC derivative instruments that the CFTC and SEC have defined as “swaps” (such as certain interest rate swaps and forwards and certain index credit default swaps). Depending on the Fund’s size and other factors, the margin required under the rules of the clearinghouse and by the clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral swap. Moving trading to an exchange-type system may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of cleared and uncleared swaps. In addition, the CFTC, SEC and the prudential regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Rules also require centralized reporting of detailed information about many types of cleared and uncleared swaps. Reporting of swap data may result in greater market transparency, but may subject the Fund to additional administrative burdens and the safeguards established to protect trader anonymity may not function as expected. The Investment Manager will continue to monitor developments in this area, particularly to the extent regulatory changes affect the ability of the Fund to enter into swap agreements. Regulatory changes and additional requirements may increase costs associated with derivatives transactions and may subject the Fund to additional administrative burdens, which may adversely affect Fund performance.

The use of swap agreements, including credit default swaps, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

The Fund must comply with the SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions when engaging in such transactions. See “Legislation and Regulation Risk Related to Derivatives and Certain Other Instruments” above.

TBA Purchase Commitments. The Fund may enter into “To Be Announced” (“TBA”) purchase commitments to purchase or sell securities for a fixed price at a future date, typically not exceeding 75-90 days. TBA purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Fund’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. The Fund must comply with the SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions when engaging in such transactions. See “Legislation and Regulation Risk Related to Derivatives and Certain Other Instruments” above. If the Fund chooses to dispose of the TBA security prior to its settlement, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. In addition, FINRA rules include mandatory margin requirements that require the Fund to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

Temporary Investments—The Fund may, from time to time and in the discretion of the Investment Manager, take temporary positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse or unstable market, economic, political or other conditions or abnormal circumstances. For example, the Fund may invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies, including money market funds. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit to the Fund from any upswing in the market.

Tender Option Bonds—Tender option bonds are created by depositing intermediate- or long-term, fixed-rate or variable rate, municipal bonds into a trust and issuing two classes of trust interests (or “certificates”) with varying economic interests to investors. Holders of the first class of trust interests, or floating rate certificates, receive tax-exempt interest based on short-term rates and may tender the certificate to the trust at par. As consideration for providing the tender option, the trust sponsor (typically a bank, broker-dealer, or other financial institution) receives periodic fees. The trust pays the holders of the floating rate certificates from proceeds of a remarketing of the certificates or from a draw on a liquidity facility provided by the sponsor. The Fund investing in a floating rate certificate effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The floating rate certificate is typically an eligible security for money market funds. Holders of the second class of interests, sometimes called the residual income certificates, are entitled to any tax-exempt interest received by the trust that is not payable to floating rate certificate holders, and bear the risk that the underlying municipal bonds decline in value. The laws and regulations that apply to investments by bank entities, potentially including their ability to establish tender option bonds, are rapidly changing.

The Fund holding the second class of interests may be required to comply with the SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions when engaging in such transactions. See “Legislation and Regulation Risk Related to Derivatives and Certain Other Instruments” above.

U.S. Government Securities—The Fund may invest in obligations issued or guaranteed by the U.S. government, including: (1) direct obligations of the U.S. Treasury and (2) obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the U.S. are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities, and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years from the date of issuance. Included among the obligations issued by agencies and instrumentalities of the U.S. are: instruments that are supported by the full faith and credit of the U.S., such as certificates issued by Ginnie Mae; instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported solely by the credit of the instrumentality, such as Fannie Mae and Freddie Mac. In September 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship. At the same time, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (“SPAs”), as amended, the U.S. Treasury has pledged to provide financial support to Fannie Mae or Freddie Mac in any quarter which the respective entity has a net worth deficit as defined in the respective SPA, as amended.

Also in December 2009, the U.S. Treasury amended the SPAs to provide Fannie Mae and Freddie Mac with some additional flexibility to meet the requirement to reduce their mortgage portfolios. The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful. Other U.S. government securities the Fund may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land

Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if the Investment Manager determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

No assurance can be given as to whether the U.S. government will continue to support Fannie Mae and Freddie Mac. In addition, the future for Fannie Mae and Freddie Mac remains uncertain. Congress has considered proposals to reduce the U.S. government’s role in the mortgage market of both Fannie Mae and Freddie Mac, including proposals as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured or eliminated altogether. Should the federal government adopt any such proposal, the value of the Fund’s investments in securities issued by Fannie Mae or Freddie Mac would be impacted. Fannie Mae and Freddie Mac are also the subject of continuing legal actions and investigations which may have an adverse effect on these entities. In the event that Fannie Mae and Freddie Mac are taken out of conservatorship, it is unclear whether Treasury would continue to enforce its rights or perform its obligations under the SPAs. It is also unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed post-conservatorship, and what effects, if any, the privatization of the enterprises will have on their creditworthiness and guarantees of certain MBS. Accordingly, should the FHFA take the enterprises out of conservatorship, there could be an adverse impact on the value of their securities, which could cause the Fund to lose value.

Under a letter agreement entered into in January 2021, each enterprise is permitted to retain earnings and raise private capital to enable them to meet the minimum capital requirements under the FHFA’s Enterprise Regulatory Capital Framework. The letter agreement also permits each enterprise to develop a plan to exit conservatorship, but may not do so until all litigation involving the conservatorships is resolved and each enterprise has the minimum capital required by FHFA’s rules.

Any controversy or ongoing uncertainty regarding the status of negotiations in the U.S. Congress to increase the statutory debt ceiling may impact the creditworthiness of the U.S. Government and the liquidity and/or market value of U.S. government debt securities held by the Fund. If the U.S. Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the U.S. government may default on payments on certain U.S. government securities (including U.S. Treasury securities), including those held by the Fund, which could have a material negative impact on the Fund. These types of situations could result in higher interest rates, lower prices of U.S. Treasury and other U.S. government securities and could adversely affect the Fund’s investments, including in other types of debt instruments.

The Fund may invest in securities issued by government agencies and sold through an auction process, which may be subject to certain risks associated with the auction process. The Fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”) or any similar program sponsored by the U.S. government. STRIPS may be sold as zero coupon securities.

Variable and Floating Rate Instruments—The Fund may invest in variable or floating rate instruments and variable rate demand instruments, including variable amount master demand notes. These instruments will normally involve industrial development or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate, SOFR or another rate based on SOFR) at a major commercial bank. In addition, the interest rates on these securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. The Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Because of the interest rate adjustment feature, floating rate and variable securities provide the Fund with a certain degree of protection against interest rate increases, although floating rate and variable securities are subject to any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of floating rate and variable securities than on the market value of comparable fixed-income obligations. Thus, investing in floating rate and variable securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Debt instruments purchased by the Fund may be structured to have variable or floating interest rates. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates.

Other variable and floating rate instruments include but are not limited to certain corporate debt securities, asset-backed securities, MBS, CMBS, collateralized mortgage obligations (“CMOs”), government and agency securities. The Investment Manager will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to the Fund’s fixed-income investments, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet the Fund’s investment quality standards relating to investments in bank obligations. The Investment Manager will also continuously monitor the creditworthiness of issuers of such instruments to determine whether the Fund should continue to hold the investments.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults or during periods in which the Fund is not entitled to exercise its demand rights.

Variable and floating rate instruments may be classified as illiquid investments (e.g., when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days).

When-Issued and Forward Commitment Securities—The purchase of securities on a “when-issued” basis and the purchase or sale of securities on a “forward commitment” basis may be used to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be; however, the Fund may dispose of a commitment prior to settlement if the Investment Manager deems it appropriate to do so. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery of the securities. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. The Fund must comply with the SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions when engaging in such transactions. See “Legislation and Regulation Risk Related to Derivatives and Certain Other Instruments” above. There is a risk that the securities may not be delivered and that the Fund may incur a loss. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. In addition, FINRA rules include mandatory margin requirements that will require the Fund to post collateral in connection with certain of these transactions. There is no similar requirement applicable to the Fund’s counterparties. The required collateralization of these transactions could increase the cost of such transactions to the Fund and impose added operational complexity.

Zero Coupon and Payment-In-Kind Securities—Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest in the form of additional securities. The market value of a zero-coupon or payment-in-kind security, which usually trades at a deep discount from its face or par value, is generally more volatile than the market value of, and is more sensitive to changes in interest rates and credit quality than, other fixed income securities with similar maturities and credit quality that pay interest in cash periodically. Zero coupon and payment-in-kind securities also may be less liquid than other fixed-income securities with similar maturities and credit quality that pay interest in cash periodically. In addition, zero coupon and payment-in-kind securities may be more difficult to value than other fixed income securities with similar maturities and credit quality that pay interest in cash periodically.

When held to maturity, the entire income from zero coupon securities, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities, which are convertible into common stock, offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the U.S. Treasury and U.S. Treasury bonds or notes and their unaccrued interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the “corpus”) of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (TIGRSTM) and Certificate of Accrual on Treasuries (CATSTM). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Fund, most likely will be deemed the beneficial holder of the underlying U.S. government securities.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry recordkeeping system. The Federal Reserve program as established by the Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry recordkeeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment in the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

A portion of the original issue discount on zero coupon securities and the “interest” on payment-in-kind securities will be included in the Fund’s taxable income. Accordingly, for the Fund to qualify for tax treatment as a regulated investment company and to avoid certain taxes, the Fund will generally be required to distribute to its shareholders an amount that is greater than the total amount of cash it actually receives with respect to these securities. These distributions must be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make any such distributions, and its current income ultimately may be reduced as a result.

Investment Restrictions

The Fund operates within certain fundamental policies. These fundamental policies may not be changed without the approval of the lesser of (1) 67% or more of the Fund’s shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (2) more than 50% of the Fund’s outstanding shares. Other restrictions in the form of operating policies are subject to change by the Fund’s Board of Trustees without shareholder approval; however, should any Fund with a name subject to Rule 35d-1 under the 1940 Act, change its policy of investing in at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the type of investment suggested by that Fund’s name, the Fund will provide shareholders at least 60 days’ notice prior to making the change, or such other period as is required by applicable law, as interpreted or modified by a regulatory authority having jurisdiction from time to time. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations, except with respect to the borrowing limitation. With regard to the borrowing limitation, the Fund will comply with the applicable restrictions of Section 18 of the 1940 Act. Any investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of the Fund. Calculation of the Fund’s total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the Fund’s Prospectus or SAI will not include cash collateral held in connection with the Fund’s securities lending activities.

Fundamental Policies—The fundamental policies of the Fund are:

1.	The Fund may not act as an underwriter of securities issued by others, except to the extent it could be considered an underwriter in the acquisition and disposition of restricted securities.

2.

The Fund may not “concentrate” its investments in a particular industry, except to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

3.

The Fund may purchase real estate or any interest therein (such as securities or instruments backed by or related to real estate) to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

4.

The Fund may purchase or sell commodities, including physical commodities, or contracts, instruments and interests relating to commodities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

5.

The Fund may make loans to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

6.

The Fund may borrow money to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

7.

The Fund may issue senior securities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

For purposes of Fundamental Policy Two, the Fund may not purchase the securities of any issuer if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry. For the purposes of this Fundamental Policy, the limitation will not apply to the Fund’s investments in: (i) securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities; (ii) municipal securities; (iii) repurchase agreements collateralized by the instruments described in (i); and (iv) other investment companies.

For purposes of Fundamental Policy Four, investors should note that as of the date of the Fund’s SAI, the 1940 Act permits investments in commodities and commodity interests.

For purposes of Fundamental Policy Six, if at any time the amount of total Fund assets less all liabilities and indebtedness (but not including the Fund’s borrowings) (“asset coverage”) is less than an amount equal to 300% of any such borrowings, the Fund will reduce its borrowings within three days (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations so that such asset coverage is again equal to 300% or more.

For purposes of Fundamental Policies Six and Seven, the term “as permitted under the 1940 Act” indicates that, unless otherwise limited by non-fundamental investment policies, the Fund can borrow and issue senior securities to the extent permitted by the 1940 Act and interpretations thereof, and that no further action generally would be needed to conform the Fund’s Fundamental Policies relating to borrowing and senior securities to future change in the 1940 Act and interpretations thereof. Pursuant to the provisions of the 1940 Act and interpretations thereof, the Fund is permitted to borrow from banks and may also enter into certain transactions that are economically equivalent to borrowing (e.g., reverse repurchase agreements).

Under current law as interpreted by the SEC and its staff, the Fund may borrow from: (a) a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund, in accordance with Rule 18f-4, aggregates the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treats all such transactions as derivatives transactions. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The Fund’s limitation with respect to issuing senior securities is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder. SEC Rule 18f-4 governs the use of derivatives and other similar transactions by an investment company. Under Rule 18f-4, the Fund’s trading of derivatives and other similar transactions that create future payment or delivery obligations is generally subject to value-at-risk leverage limits, derivatives risk management program and reporting requirements, unless the Fund satisfies a “limited derivatives users” exception that is included in the rule.

Operating Policies—The operating policy (i.e., that which is non-fundamental) of the Fund is:

Liquidity The Fund may invest up to 15% of their net assets in illiquid investments that are assets, which are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

For purposes of the Operating Policy directly above, under normal circumstances, the Fund will not hold more than 15% of its net assets in illiquid investments that are assets; however, if investments that were liquid at the time of purchase subsequently become illiquid and result in the Fund holding illiquid investments in excess of 15% of its net assets, the Fund will no longer purchase additional illiquid investments and may reduce its holdings of illiquid investments in an orderly manner, but it is not required to dispose of illiquid holdings immediately if it is not in the interest of the Fund. This test does not require that the disposition of holdings “settle” within seven days, which means that the Fund could meet the liquidity test but be unable to obtain proceeds to pay redemption requests within seven days. In addition, in the event an instrument classified as illiquid that has no value under the Fund’s valuation policy and procedures, and the Investment Manager’s Rule 2a-5 fair valuation policy and Rule 2a-5 fair valuation procedures, is given a value under such procedures and, as a result, the Fund holds illiquid investments in excess of 15% of its net assets, the Fund will no longer purchase additional illiquid investments. In such case, the Fund may reduce its holdings of illiquid investments in an orderly manner, but it is not required to dispose of illiquid holdings immediately if it is not in the interest of the Fund. To the extent the Fund has investments subject to liquidity risks, the Fund will tend to hold higher positions of uninvested cash or borrow to meet redemption requests, which hurts Fund performance.

Disclosure of Portfolio Holdings

The Board of Trustees of the Trust has a policy on the disclosure of portfolio holdings, which it believes is in the best interest of the Fund and its shareholders. The policy is designed to: (i) protect the confidentiality of the Fund’s non-public portfolio holdings information, (ii) prevent the selective disclosure of such information, and (iii) ensure compliance by the Investment Manager and the Fund with the federal securities laws, including the 1940 Act and the rules promulgated thereunder and general principles of fiduciary duty. The Fund’s portfolio holdings, or information derived from the Fund’s portfolio holdings, may, in the Investment Manager’s discretion, be made available to third parties if (i) such disclosure has been included in the Fund’s public filings with the SEC or is disclosed on the Fund’s publicly accessible Website, (ii) such disclosure is determined by the Chief Compliance Officer (“CCO”) to be in the best interests of Fund shareholders and consistent with applicable law; (iii) such disclosure is made equally available to anyone requesting it; and (iv) the Investment Manager determines that the disclosure does not present the risk of such information being used to trade against the Fund.

Each business day portfolio holdings information will be provided to the Transfer Agent or other agent for dissemination through the facilities of the National Securities Clearing Corporation (“NSCC”) and/or other fee based subscription services to NSCC members and/or subscribers to those other fee based subscription services, including Authorized Participants (defined below), and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading Shares of the Fund in the secondary market. Information with respect to the Fund’s portfolio holdings is also disseminated daily on the Fund’s Website.

The Distributor may also make available portfolio holdings information to other institutional market participants and entities that provide information services. This information typically reflects the Fund’s anticipated holdings on the following business day. “Authorized Participants” are generally large institutional investors that have been authorized by the Distributor to purchase and redeem large blocks of Shares (known as Creation Units) pursuant to legal requirements pursuant to which the Fund offers and redeems Shares. Other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, portfolio holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties only in limited circumstances, as described above.

Disclosure to providers of auditing, custody, proxy voting and other similar services for the Fund, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and Authorized Participants that sell Shares of the Fund) only upon approval by the CCO. The recipients who may receive non-public portfolio holdings information are as follows: the Investment Manager and its affiliates, the Fund’s independent registered public accounting firm, the Distributor, administrator and custodian, the Fund’s legal counsel, the Fund’s financial printer and the Fund’s proxy voting service. These entities are obligated to keep such information confidential. Third-party providers of custodial or accounting services to the Fund may release non-public portfolio holdings information of the Fund only with the permission of the CCO.

Portfolio holdings will be disclosed through required filings with the SEC. The Fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semiannual period) and Form N-PORT (with respect to the first and third quarters of the Fund’s fiscal year). Shareholders may obtain the Fund’s Forms N-CSR and N-PORT filings, when available, on the SEC’s website at sec.gov.

Management of the Fund

Trustees and Officers

Oversight of the management and affairs of the Trust and the Fund, including general supervision of the duties performed by the Investment Manager for the Fund under the Investment Management Agreement (“Management Agreement”) is the responsibility of the Board. Among other things, the Board considers the approval of contracts, described herein, under which certain companies provide essential management and administrative services to the Trust. Once the contracts are approved, the Board monitors the level and quality of services. Annually, the Board evaluates the services received under the contracts by receiving reports covering, among other things, investment performance, administrative services, competitiveness of fees and the Investment Manager’s profitability.

The Board currently has 6 Trustees, 5 of whom are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Trust (each, an “Independent Trustee” and collectively, the “Independent Trustees”). Each Independent Trustee does not own, nor do any of his or her immediate family members own, any stock or other securities issued by the Investment Manager or the Distributor or a person (other than a registered investment company, if applicable) directly or indirectly controlling, controlled by, or under common control with the Investment Manager or the Distributor as of December 31, 2025. Ms. Amy J. Lee is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Trust (an “Interested Trustee”) because of her position with the Investment Manager and/or the parent of the Investment Manager.

The Trustees, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Guggenheim Funds Group fund complex (“Fund Complex”) overseen by each Trustee, and other directorships, if any, held by the Trustee are shown below. The Fund Complex includes all closed- and open-end funds (including all of their portfolios) advised by the Investment Manager and any funds that have an investment adviser or servicing agent that is an affiliated person of the Investment Manager. As of the date of this SAI, the Fund Complex is comprised of 4 closed-end funds and 126 open-end funds advised or serviced by the Investment Manager or its affiliates.

Name, Address* and Year of Birth of Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees During Past 5 Years***

Independent Trustees

Name, Address* and Year of Birth of Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees During Past 5 Years***

Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Retired. Former: Founder and Chief Executive Officer, B.O.A.R.D.S. (consulting firm) (2013-2023); Senior Leader, TIAA (financial services firm) (1987-2012).	129

Current: Kelly Services, Inc. (2026-present); Global X Venture Fund (2025-present); Hunt Companies, Inc. (2019-present); Mutual Fund Directors Forum (2022-present); Bowhead Specialty Holdings Inc. (2024-present).

Former: Transparent Value Trust (4) (2019-2025); Bowhead Insurance GP, LLC (2020-2024); Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (registered investment adviser) (1996-present); CEO, Lydon Media (2016- present). Former: Vice Chairman, VettaFi, a wholly owned subsidiary of The TMX Group (financial advisor content, research, index and digital distribution provider) (2022-Apr. 2024); CEO, ETF Flows, LLC (financial advisor education and research provider) (2019-2023); Director, GDX Index Partners, LLC (index provider) (2021-2023).	129

Current: The 2023 ETF Series Trust (12) (2023-present); US Global Investors, Inc. (GROW) (1995-present).

Former: The 2023 ETF Series Trust II (6) (2023-2025); Transparent Value Trust (4) (2019-2025); Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021).

Name, Address* and Year of Birth of Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees During Past 5 Years***

Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Of Counsel (formerly Partner), Momkus LLP (law firm) (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (law firm) (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	130

Current: Advent Convertible and Income Fund (2003-present).

Former: Transparent Value Trust (4) (2015-2025); PPM Funds (2) (2018-2024); Endeavor Health (2012-2024); Guggenheim Energy & Income Fund (2015-2023); Fiduciary/ Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (construction and real estate development company) (2007-2017).	129

Current: SPDR Series Trust (86) (2018- present); SPDR Index Shares Funds (25) (2018-present); SSGA Active Trust (35) (2018- present).

Former: Transparent Value Trust (4) (2019-2025); Guggenheim Energy & Income Fund (2019-2023); Fiduciary/ Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

Name, Address* and Year of Birth of Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees During Past 5 Years***

Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio

Consultant (2010-

present); Member,

Governing Council,

Independent Directors Council (2013-present); Governor, Board of

Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager,

Nuveen Asset

Management

(1998-1999); Vice

President, Nuveen

Investment Advisory Corp. (1992-1999); Vice

President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (registered broker-dealer) (1982-1999).

				129	Former: Transparent Value Trust (4) (2015-2025); Guggenheim Energy & Income Fund (2015-2023); Fiduciary/ Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Name, Address* and Year of Birth of Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees During Past 5 Years***

Interested Trustee

Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and/or Chief Executive Officer, certain other funds in the Fund Complex (2017- 2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	129	Former: Transparent Value Trust (4) (2018-2025); Guggenheim Energy & Income Fund (2018-2023); Fiduciary/ Claymore Energy Infrastructure Fund (2018-2022); Guggenheim Enhanced Equity Income Fund (2018- 2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.

**

Each Trustee serves during the lifetime of the Trust or until he or she dies, resigns, has reached the mandatory retirement age, is declared incompetent by a court of appropriate jurisdiction, is removed or until his or her successor is duly elected and qualified, subject to the Trust’s Independent Trustees Retirement Policy and the Trust’s organizational documents. Time served may include time served in the respective position for certain predecessor entities of the Trust.

***

Each Trustee also serves on the boards of trustees of Guggenheim Strategy Funds Trust, Guggenheim Variable Funds Trust, Rydex Dynamic Funds, Rydex Series Funds, Rydex Variable Trust, Guggenheim Active Allocation Fund, Guggenheim Strategic Opportunities Fund, and Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust. Mr. Nyberg also serves on the board of trustees of Advent Convertible & Income Fund. Together with the Trust, these funds are referred to as the “Fund Complex.” Figures provided in parentheses after the name of a fund complex indicate the number of funds overseen in that complex.

****	This Trustee is deemed to be an “interested person” of the Trust under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

The executive officers of the Trust (other than Ms. Lee), length of time served, and principal business occupations during the past five years are shown below.

Name, Address* and Year of Birth of the Officers	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During the Past 5 Years

Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: Board Member and Chief Executive Officer, Guggenheim Investments Private Credit Fund (2026-present); President, Mutual Funds Boards, Guggenheim Investments (2022-present); President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Mutual Funds Board and Senior Managing Director, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Board Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member, Guggenheim Global Investments plc (2022-present).

Former: Board Member and Chairman, Guggenheim Credit Income Fund (2024-2025); Board Member, Guggenheim Partners Fund Management (Europe) Limited (2018-2024); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James Howley (1972)	Chief Accounting Officer, Chief Financial Officer, Principal Financial and Accounting Officer, and Treasurer	Since 2022

Current: Managing Director,

Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).

Name, Address* and Year of Birth of the Officers	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During the Past 5 Years

Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).

Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).

Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance

Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director,

Guggenheim Investments (2012-present); Senior Managing

Director, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and

Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security

Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance

Officer, Security Investors, LLC and Guggenheim Funds

Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Name, Address* and Year of Birth of the Officers	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During the Past 5 Years

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd.

(2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund

Administration, Henderson Global Investors (North America) Inc. (“HGINA”) (2017); Senior Analyst of US Fund Administration,

HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate,

PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.

**

Each officer serves an indefinite term, until his or her successor is duly elected and qualified or until his or her earlier death, inability to serve, resignation or removal. Time served may include time served in the respective position for certain predecessor entities of the Trust.

Board Leadership Structure

The primary responsibility of the Board is to represent the interest of the Fund and to provide oversight of the management of the Fund. The Fund’s day-to-day operations are managed by the Investment Manager and other service providers who have been approved by the Board. The Board is currently comprised of six Trustees, five of whom (including the chairperson) are Independent Trustees. The Board generally acts by majority vote of all the Trustees and, if required by applicable laws, also by a majority vote of the Independent Trustees.

The Board has appointed an Independent Chair, Ronald E. Toupin, Jr., who presides at Board meetings and who is responsible for, among other things, participating in the planning of Board meetings, setting the tone of Board meetings and seeking to encourage open dialogue and independent inquiry among the Trustees and management. In addition, the Independent Chair acts as a liaison with officers, counsel and other Trustees between meetings of the Board. The Independent Chair may also perform such other functions as may be delegated by the Board from time to time. The Board has established four standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. The Board and its committees meet periodically throughout the year to oversee the Fund’s activities, including through the review of the Trust’s: contractual arrangements with service providers; the Fund’s financial statements; compliance with regulatory requirements; and performance. The Board may also establish informal working groups from time to time to review and address the policies and practices of the Trust or the Board with respect to certain specified matters. The Independent Trustees are advised by independent legal counsel experienced in 1940 Act matters and are represented by such independent legal counsel at Board and committee meetings. The Board has determined that this leadership structure, including an Independent Chair, a supermajority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Trust because it allocates responsibilities among the Committees and the Board in a manner that further enhances effective oversight. The Board considered, among other things: the number of portfolios that comprise the Trust and other trusts in the Guggenheim Family of Funds overseen by members of the Board; the variety of asset classes those portfolios include; the net assets of the Fund, the Trust and the Guggenheim Family of Funds; and the management, distribution and other service arrangements of the Fund, the Trust and the Guggenheim Family of Funds. The Board may at any time and in its discretion change this leadership structure.

Qualifications and Experience of Trustees

The Trustees considered the educational, business and professional experience of each Board member and the service by each Trustee as a trustee of other funds in the Fund Complex. The Trustees were selected to serve on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, availability and commitment to attend meetings and perform the responsibilities of a Trustee and, for the Independent Trustees, a demonstrated willingness to take an independent and questioning view of management. The Trustees also considered, among other factors, the particular attributes described below with respect to the individual Board members. References to the experience, qualifications, attributes and skills of Trustees are pursuant to Securities and Exchange Commission (“SEC”) requirements, do not constitute holding out of the Board or any Trustee as having special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Angela Brock-Kyle—Ms. Brock-Kyle has served as a Trustee of the Trust since 2019 and as a trustee of certain funds in the Fund Complex since 2016. Through her service as a Trustee and a trustee of other funds in the Fund Complex, her service on another registered investment company board, prior employment experience, including at TIAA where she spent 25 years in leadership roles, her professional training in law and business and her experience serving on the boards of public, private and non-profit organizations, including service as audit committee chair and as a member of governance and nominating committees, Ms. Brock-Kyle is experienced in financial, accounting, regulatory, governance and investment matters.

Thomas F. Lydon, Jr.—Mr. Lydon has served as a Trustee of the Trust since 2019 and as a trustee of other funds in the Fund Complex since 2005. Through his service as a Trustee and a trustee of other funds in the Fund Complex, as well as Chair of the Contracts Review Committee, his service on other registered investment company boards, his experience as President of Global Trends Investments, a registered investment adviser, his service on the board of U.S. Global Investors, Inc. (GROW), an investment adviser and transfer agent, and his authorship and editorial experience regarding exchange-traded funds, Mr. Lydon is experienced in financial, investment and governance matters.

Ronald A. Nyberg—Mr. Nyberg has served as a Trustee of the Trust since 2014 and as a trustee of certain funds in the Fund Complex since 2003. Through his service as a Trustee and a trustee of other funds in the Fund Complex, as well as Chair of the Nominating and Governance Committee, his service on other registered investment company boards, his professional training and experience as an attorney and his former experience as a partner of the law firm, Momkus LLP, and Nyberg & Cassioppi, LLC, and Executive Vice President and General Counsel of Van Kampen Investments, an asset management firm, Mr. Nyberg is experienced in financial, regulatory and governance matters.

Sandra G. Sponem—Ms. Sponem has served as a Trustee of the Trust since 2019 and as a trustee of certain funds in the Fund Complex since 2016. Through her service as a Trustee and a trustee of other funds in the Fund Complex, as well as Chair of the Audit Committee, her service on other registered investment company boards, her prior employment experience, including as Chief Financial Officer of Piper Jaffray Companies, Inc. (now Piper Sandler Companies) and its predecessor, U.S. Bancorp Piper Jaffray, Inc., and as Senior Vice President and Chief Financial Officer of M.A. Mortenson Companies, Inc., a construction and real estate development company, her Certified Public Accountant (inactive) designation and previously held securities licenses and extensive knowledge of accounting and finance and the financial services industry, Ms. Sponem is experienced in accounting, financial, governance and investment matters. The Board has determined that Ms. Sponem is an “audit committee financial expert” as defined by the SEC.

Ronald E. Toupin, Jr.—Mr. Toupin has served as a Trustee of the Trust since 2014 and as a trustee of certain funds in the Fund Complex since 2003. Mr. Toupin currently serves on the Governing Council of the Independent Directors Council (“IDC”) of the Investment Company Institute (“ICI”) and on the Board of Governors of the ICI. Through his service as a Trustee and a trustee of other funds in the Fund Complex, as well as the Independent Chair of the Board, his prior service on other registered investment company boards, and his professional training and prior employment experience, including as Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, Mr. Toupin is experienced in financial, regulatory, governance and investment matters.

Amy J. Lee—Ms. Lee has served as a Trustee of the Trust and as a trustee of certain funds in the Fund Complex since 2018. Through her service as a Trustee and a trustee of other funds in the Fund Complex, her service as Chief Legal Officer of the Trust and certain other funds in the Fund Complex, her service as Senior Managing Director of Guggenheim Investments, as well as her prior experience as Associate General Counsel, Vice President and Assistant Secretary of Security Benefit Life Insurance Company and Security Benefit Corporation, Ms. Lee is experienced in financial, legal, regulatory and governance matters.

Each Trustee also has considerable familiarity with the Trust, the Fund, the Investment Manager and other service providers, and their operations, as well as the special regulatory requirements governing registered investment companies and the special responsibilities of investment company trustees as a result of his/her substantial prior service as a Trustee of the funds in the Fund Complex, or with respect to Ms. Lee, her extensive experience in the financial industry, including her experience with the parent of the investment advisers of the funds of the Fund Complex.

Board’s Role in Risk Oversight

The day-to-day business of the Fund, including the day-to-day management and administration of the Fund and of the risks that arise from the Fund’s investments and operations, is performed by third-party service providers, primarily the Investment Manager and the Distributor. Consistent with its responsibility for oversight of the Trust, the Board is responsible for overseeing the service providers and thus, has oversight responsibility with respect to the risk management functions performed by those service providers. Risks to the Fund and the Trust include, among others, investment risk, credit risk, derivatives risk, liquidity risk, valuation risk, compliance risk and operational risk, as well as the overall business risk relating to the Fund. The risk management function seeks to identify and mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, investment performance or reputation of the Fund. Under the oversight of the Board, the service providers to the Fund employ a variety of processes, procedures and controls to seek to identify risks relevant to the operations of the Fund and to lessen the probability of the occurrence of such risks and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Fund’s business and consequently, for managing risks associated with that activity. Each of the Investment Manager, the Distributor and other service providers has its own independent interest in risk management, and its policies and methods of carrying out risk management functions will depend, in part, on its analysis of the risks, functions and business models. Accordingly, Board oversight of different types of risks may be handled in different ways. As part of the Board’s periodic review of the Fund’s advisory and other service provider agreements, the Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible.

The Board oversees risk management for the Fund directly and through the committee structure it has established. The Board has established the Audit Committee, the Nominating and Governance Committee, and the Contracts Review Committee to assist in its oversight functions, including its oversight of the risks the Fund faces. For instance, the Audit Committee receives reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. In addition, the Board has established an Executive Committee to act on the Board’s behalf, to the extent permitted and as necessary, in between meetings of the Board. Each committee reports its activities to the Board on a regular basis, as applicable. The Board also oversees the risk management of the Fund’s operations by requesting periodic reports from and otherwise communicating with various personnel of the Trust and its service providers, including, in particular, the Trust’s Chief Compliance Officer, its independent registered public accounting firm and Guggenheim Investments’ risk management personnel and internal auditors for the Investment Manager or its affiliates, as applicable. In this connection, the Board requires officers of the Trust to report a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. On at least a quarterly basis, the Board meets with the Trust’s Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, receives a report from the Chief Compliance Officer regarding the adequacy of the policies and procedures of the Trust and certain service providers and the effectiveness of their implementation. The Board, with the assistance of Trust management, reviews investment policies and risks in connection with its review of the Fund’s performance. In addition, the Board receives reports from the Investment Manager on the investments and securities trading of the Fund. With respect to valuation, the Board oversees the Investment Manager as valuation designee in the performance of fair value determinations of the Fund’s securities and/or other assets in accordance with Rule 2a-5 under the 1940 Act. The Board has approved the Fund’s valuation policy and procedures and the Investment Manager’s Rule 2a-5 fair valuation policy and procedures applicable to valuing the Fund’s securities and other assets, which the Board and the Audit Committee periodically review. The Board reviews, at least annually, a written report from the valuation designee that assesses the adequacy and effectiveness of the valuation designee’s fair value process and also receives periodic and prompt reporting on fair value matters from the valuation designee, in accordance with the Trust’s valuation policy and procedures. The Board also requires the Investment Manager to report to the Board on other matters relating to risk management on a regular and as-needed basis.

The Board oversees the Fund’s liquidity risk through, among other things, receiving periodic reporting and presentations by investment and other personnel of the Investment Manager. Additionally, as required by Rule 22e-4 under the 1940 Act, the Trust implemented the Liquidity Program, which is reasonably designed to assess and manage the Fund’s liquidity risk. The Board, including a majority of the Independent Trustees, approved the designation of a liquidity risk management program administrator (the “Liquidity Program Administrator”) which is responsible for administering the Liquidity Program. The Board reviews, no less frequently than annually, a written report prepared by the Liquidity Program Administrator that addresses the operation of the Liquidity Program and assesses its adequacy and effectiveness of implementation.

The Board oversees the Fund’s use of derivatives in accordance with Rule 18f-4 under the 1940 Act. As required by Rule 18f-4, with respect to funds overseen by the Board that are not classified as a “limited derivatives user fund” (as defined in Rule 18f-4) (each, a “Full Compliance Fund”), the Trust has implemented a Derivatives Risk Management Program, which is reasonably designed to manage the Full Compliance Fund’s derivatives risks and to reasonably segregate the functions associated with the Program from the portfolio management of such funds. The Board, including a majority of the Independent Trustees, approved the designation of a Derivatives Risk Manager (the “DRM”), which is responsible for administering the Derivatives Risk Management Program for the Full Compliance Funds. To facilitate the Board’s oversight, the Board reviews, no less frequently than annually, a written report on the effectiveness of the Derivatives Risk Management Program and also more frequent reports regarding certain derivatives risk matters. With respect to funds overseen by the Board that are classified as a limited derivatives user fund (each an “LDU Fund”), the Board oversees such fund’s derivatives risks through, among other things, receiving written reports by the Investment Manager regarding any LDU Fund’s exceedance of the derivatives exposure threshold set forth in Rule 18f-4. Additionally, as required by Rule 18f-4, the Trust has implemented written policies and procedures reasonably designed to manage the LDU Funds’ derivatives risks.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to seek to achieve the Fund’s investment objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Moreover, despite the periodic reports the Board receives, it may not be made aware of all of the relevant information of a particular risk. Most of the Fund’s investment management and business affairs are carried out by or through the Investment Manager, Distributor and other service providers, most of whom employ professional personnel who have risk management responsibilities and each of whom has an independent interest in risk management, which interest could differ from or conflict with that of the other funds that are advised by the Investment Manager. The role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to limitations. The Board may at any time and in its discretion change how it administers its risk oversight function.

Board Committees

Audit Committee—The Board has an Audit Committee, which is composed of Angela Brock-Kyle, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem, and Ronald E. Toupin, Jr., each of whom is an Independent Trustee. Ms. Sponem serves as Chair of the Audit Committee. The Audit Committee is generally responsible for certain oversight matters, such as reviewing the Fund’s systems for accounting, financial reporting and internal controls and, as appropriate, the internal controls of certain service providers, overseeing the integrity of the Fund’s financial statements (and the audit thereof), reviewing reports from the Investment Manager on portfolio securities pricing errors and errors in the calculation of the net asset value of the Fund, as well as overseeing the qualifications, independence and performance of the Fund’s independent registered public accounting firm. The Audit Committee is also responsible for recommending to the Board the appointment, retention and termination of the Trust’s independent registered public accounting firm and acting as a liaison between the Board and the Trust’s independent registered public accounting firm. The Audit Committee held four meetings during the Fund’s most recently completed fiscal year ended September 30, 2025.

Contracts Review Committee—The Board has a Contracts Review Committee, which is composed of Angela Brock-Kyle, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem, and Ronald E. Toupin, Jr., each of whom is an Independent Trustee. Mr. Lydon serves as Chair of the Contracts Review Committee. The purpose of the Contracts Review Committee is to assist the Board in overseeing the evaluation of certain contracts to which the Trust, on behalf of the Fund, is or is proposed to be a party to ensure that the interests of the Fund and its shareholders are served by the terms of these contracts. The Contracts Review Committee’s primary function is to oversee the process of evaluating existing investment advisory and subadvisory agreements (as applicable), distribution agreements, distribution and/or shareholder services plans pursuant to Rule

12b-1 under the 1940 Act and certain other agreements and plans. In addition, at its discretion or at the request of the Board, the Contract Review Committee reviews and makes recommendations to the Board with respect to any contract to which the Trust, on behalf of the Fund, is or is proposed to be a party. The Contracts Review Committee held two meetings during the Trust’s most recently completed fiscal year ended September 30, 2025.

Executive Committee—The Board has an Executive Committee, which is composed of Sandra G. Sponem and Ronald E. Toupin, Jr., each of whom is an Independent Trustee. In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management of the business of the Fund. Mr. Toupin serves as Chair of the Executive Committee. However, the Executive Committee cannot, among other things, authorize dividends or distributions on shares, amend the bylaws or recommend to the shareholders any action which requires shareholder approval. The Executive Committee held no meetings during the Trust’s most recently completed fiscal year ended September 30, 2025.

Nominating and Governance Committee—The Board has a Nominating and Governance Committee, which is composed of Angela Brock-Kyle, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem, and Ronald E. Toupin, Jr., each of whom is an Independent Trustee. Mr. Nyberg serves as Chair of the Nominating and Governance Committee.

The purpose of the Nominating and Governance Committee is to review matters pertaining to the composition, committees, and operations of the Board. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist and shall assess shareholder recommendations in the same manner as it reviews its own candidates. To have a candidate considered by the Nominating and Governance Committee, a shareholder should submit the recommendation in writing, delivered to or mailed and received at the principal executive offices of the Trust at 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850 to the attention of the Nominating and Governance Committee, care of the Secretary of the Trust. Additional requirements and procedures relating to shareholder submissions may be communicated to the shareholder in response to the submission. The Nominating and Governance Committee periodically reviews other governance and policy matters affecting the operation of the Board and Board committees, including the Independent Trustee compensation structure. The Nominating and Governance Committee held three meetings during the Trust’s most recently completed fiscal year ended September 30, 2025.

Remuneration of Trustees

The Independent Trustees of the Trust receive from the Fund Complex a general annual retainer for service on covered boards. Additional annual retainer fees are paid to: the Independent Chair of the Board; and the Chair (and Vice Chair, if any) of each of the Audit Committee, the Contracts Review Committee, and the Nominating and Governance Committee. In addition, fees are paid for special Board or Committee meetings, whether telephonic or in-person. The Trust also reimburses each Independent Trustee for reasonable travel and other out-of-pocket expenses incurred in attending in-person meetings, which are not included in the compensation amounts shown below. Each series of the Trust pays proportionately its respective share of Independent Trustees’ fees and expenses based in part on a per capita allocation and in part based on relative net assets. Given the unitary fee structure of the Fund, the Investment Manager pays the compensation and expenses of the Independent Trustees.

The Trustees did not accrue any pension or retirement benefits as part of Trust expenses, nor will they receive any annual benefits upon retirement. The Trustees also did not accrue any deferred compensation nor is any amount of deferred compensation payable by the Trust. The aggregate compensation paid by the Trust, and the aggregate compensation paid by the Fund Complex, including the Guggenheim Family of Funds, to each of the Independent Trustees during the Trust’s most recent fiscal year ended September 30, 2025 are set forth below.

Name of Independent Trustees*	Aggregate Compensation from the Trust	Aggregate Compensation from the Fund Complex**, including the Family of Funds

Angela Brock-Kyle	$138,693	$377,500

Thomas F. Lydon, Jr.	$149,559	$406,250

Ronald A. Nyberg	$149,559	$504,750

Sandra G. Sponem	$155,642	$422,500

Ronald E. Toupin, Jr.	$185,775	$502,500

*

In accordance with the Trust’s Independent Trustee Retirement Policy, Mr. Randall C. Barnes resigned from the Board effective on April 2, 2026. For the Fund’s most recently completed fiscal year, Mr. Barnes received $149,559 in aggregate compensation from the Trust and $506,750 in total compensation from the Fund Complex.

**

The “Fund Complex” includes all closed- and open-end funds (including all of their portfolios) advised by the Investment Manager and any funds that have an investment adviser or servicing agent that is an affiliated person of the Investment Manager.

The Investment Manager compensates its officers and directors who may also serve as officers or Trustees. The Trust does not pay any fees to, or reimburse expenses of, the Interested Trustee.

Trustees’ Ownership of Securities

Since the Fund had not yet commenced operations as of the date of this SAI, the Trustees did not own shares of the Fund as of the date of this SAI. As of the end of the most recently completed calendar year, the Trustees beneficially owned shares of other funds in the Fund Complex in the dollar ranges set forth below.

Name of Independent Trustee	Name of Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Fund Complex*, Including the Family of Funds

Angela Brock-Kyle	N/A	None	Over $100,000

Thomas F. Lydon, Jr.	N/A	None	$10,001-$50,000

Ronald A. Nyberg	N/A	None	Over $100,000

Sandra G. Sponem	N/A	None	Over $100,000

Ronald E. Toupin, Jr.	N/A	None	Over $100,000

Name of Interested Trustee

Amy J. Lee	N/A	None	$1-$10,000

*

The “Fund Complex” includes all closed- and open-end funds (including all of their portfolios) advised by the Investment Manager and any funds that have an investment adviser or servicing agent that is an affiliated person of the Investment Manager.

Investment Management

GPIM, located at 330 Madison Avenue, 10th Floor, New York, NY 10017, is the investment manager to the Fund. GPIM managed approximately $240.5 billion in assets as of December 31, 2025. The Investment Manager is an indirect wholly-owned subsidiary of Guggenheim Capital, LLC, an affiliate of Guggenheim Partners, LLC. Guggenheim Partners, LLC is a global, diversified financial services firm that, together with its subsidiaries and affiliates, provides clients with a broad array of investment management, broker-dealer, investment banking, and other services.

In rendering investment advisory services to the Fund, the Investment Manager will use the resources of Guggenheim Partners Europe Limited (“GPE”) to research, select, and effect some investments for the Fund in Europe and other non-U.S. jurisdictions, an affiliate of the Investment Manager based in the United Kingdom that is not registered under the Investment Advisers Act of

1940, as amended. Under the terms of a participating affiliate arrangement, GPE is considered to be a “Participating Affiliate” of the Investment Manager, as that term is used in relief granted by the staff of the SEC allowing US-registered advisers to use investment advisory and trading resources of unregistered advisory affiliates, subject to the regulatory supervision of the registered adviser.

Management Agreement—Pursuant to the Management Agreement, the Investment Manager furnishes investment advisory, statistical and research services to the Fund, supervises and arranges for the purchase and sale of securities on behalf of the Fund, and provides for the compilation and maintenance of records pertaining to the investment advisory functions. The Investment Manager is registered with the CFTC as a commodity pool operator (“CPO”) and is a member of the National Futures Association (“NFA”) in such capacity; however, with regard to the Fund the Investment Manager has filed a notice with the NFA under CFTC Rule 4.5 and as such is excluded from the definition of CPO with regard to the operation of the Fund. The Investment Manager is also registered as a commodity trading advisor (“CTA”) and is registered with the NFA in such capacity.

For services provided to the Fund, the Investment Manager is entitled to receive compensation on an annual basis equal to:

Contractual Management Fee (expressed as a percentage of average daily net assets, calculated daily and paid monthly)

Ultra Short Income ETF	0.25%

Pursuant to the Management Agreement, the Fund has agreed to pay a unitary management fee to the Investment Manager. This unitary management fee is designed to pay the Fund’s ordinary operating expenses and to compensate the Investment Manager for the services it provides to the Fund. Under the Management Agreement, the Investment Manager pays all of the ordinary operating expenses of the Fund, excluding (i) the Fund’s investment management fee; (ii) acquired fund fees and expenses; (iii) payments under the Fund’s Rule 12b-1 plan (if any); (iv) brokerage expenses (including any costs incidental to transactions in portfolio securities or other instruments); (v) taxes; (vi) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges); (vii) litigation expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto); and (viii) other non-routine or extraordinary expenses (including expenses arising from mergers, acquisitions or similar transactions involving the Fund).

Expenses borne by the Fund outside of the unitary management fee may include, for example, litigation expenses affecting the Fund or legal and other professional costs, which may be significant, that may be incurred when enforcing shareholder rights in connection with an investment or in structuring an investment (e.g., negotiation of investment terms and 1940 Act compliance considerations). Notably, private debt and derivatives investments of the Fund often requires legal reviews for 1940 Act compliance purposes, and the associated costs are borne by the Fund. In certain cases, these fees can be borne by several funds in the Family of Funds and are allocated among respective parties based on methods intended to result in fair and equitable allocations.

The Management Agreement (after an initial term of up to two years) is renewable with respect to the Fund annually by the Board or by a vote of a majority of the individual Fund’s outstanding securities and, in either event, by a majority of the Board who are not parties to the Management Agreement or interested persons of any such party. The Management Agreement provides that they may be terminated without penalty at any time by either party on 60 days’ notice and are automatically terminated in the event of assignment.

The Investment Manager has also contractually agreed through October 1, 2027 to waive the amount of the Fund’s management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Investment Manager or any of its affiliates also serves as investment manager. The Investment Managers are not entitled to reimbursement by the Fund for fees waived under this agreement. This agreement will automatically renew for one-year terms with respect to the Fund, unless the applicable Investment Manager provides written notice to the Fund of the termination of the agreement.

It is currently anticipated that, effective on or about April 30, 2026, the Predecessor Fund will be reorganized into the Fund, subject to the approval of shareholders of the Predecessor Fund. Accordingly, the information shown below is for the Predecessor Fund.

Predecessor Fund Investment Advisory Agreement—Pursuant to an Investment Management Agreement (the “Predecessor Fund Agreement”) between the Investment Manager and Guggenheim Strategy Funds Trust (“GSFT”) with respect to the Predecessor Fund, the Investment Manager furnished investment advisory, statistical and research services to the Predecessor Fund, supervised and arranged for the purchase and sale of securities on behalf of the Predecessor Fund, and provided for the compilation and maintenance of records pertaining to the investment advisory function. The Predecessor Fund did not pay the Investment Manager a fee for the investment advisory services rendered pursuant to the Predecessor Fund Agreement.

Accordingly, during each of the Predecessor Fund’s three most recently completed fiscal years, the Predecessor Fund did not pay investment advisory fees to the Investment Manager.

Code of Ethics

The Trust, the Investment Manager and the Distributor have each adopted a written code of ethics (the “Code of Ethics”) which governs the personal securities transactions of “access persons” of the Trust. Access persons may invest in securities, including securities that may be purchased or held by the Trust, provided that they obtain prior clearance before engaging in securities transactions, subject to certain de minimis exceptions. Access persons include officers and Trustees of the Trust and Investment Manager and employees that participate in, or obtain information regarding, the purchase or sale of securities by the Trust or whose job relates to the making of any recommendations with respect to such purchases or sales. All access persons must report their personal securities transactions within thirty days of the end of each calendar quarter.

Subject to certain de minimis exceptions for access persons not involved in the fund accounting or asset management activities of the Investment Manager, access persons will not be permitted to effect transactions in a security if it: (1) is being considered for purchase or sale by the Fund; (2) is being purchased or sold by the Trust; or (3) is being offered in an initial public offering. Portfolio managers, research analysts, and traders are also prohibited from purchasing or selling a security within seven calendar days before or after any fund in the Family of Funds or other fund managed by an affiliated investment adviser trades in that security. Any material violation of the Code of Ethics is reported to the Board of the Trust. The Board also reviews the administration of the Code of Ethics on an annual basis and approves any material changes to the Code of Ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act. The Code of Ethics is on public file with the SEC and is available from the Commission.

Administrator, Fund Accounting Agent, Transfer Agent and Dividend-Paying Agent, and Custodian

The Bank of New York Mellon (“BNY”), 240 Greenwich Street, New York, New York 10286, provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit, tax, and reporting obligations, pursuant to a Fund Accounting and Administration Agreement with the Trust.

BNY, 240 Greenwich Street, New York, New York 10286, acts as the transfer and dividend-paying agent for the Fund pursuant to a Transfer Agency Agreement with the Trust.

BNY, 240 Greenwich Street, New York 10286, acts as custodian for the portfolio securities of the Fund, including those held by foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the SEC.

As compensation for the foregoing services, BNY may be reimbursed for its out-of-pocket costs, and receive transaction fees and asset-based fees which are accrued daily and paid monthly by the Investment Manager from the unitary management fee.

It is currently anticipated that, effective on or about April 30, 2026, the Predecessor Fund will be reorganized into the Fund, subject to the approval of shareholders of the Predecessor Fund. Accordingly, the information shown below is for the Predecessor Fund.

Accounting and Administration Agreement—Effective December 15, 2025, pursuant to a Fund Accounting and Administration Agreement, BNY acted as the administrative agent for the Predecessor Fund and, as such, performed administrative functions and bookkeeping, accounting and pricing functions for the Predecessor Fund. For these services, BNY received a fee, accrued daily and paid monthly, based on average daily net assets of the Predecessor Fund, subject to a minimum fee per year. The Predecessor Fund also reimbursed BNY for certain out-of-pocket expenses. No fees were paid to BNY under such agreement during the Predecessor Fund’s fiscal year ended September 30, 2025.

Prior to December 15, 2025, pursuant to a Fund Accounting and Administration Agreement with GSFT, MUFG Investor Services (US), LLC (“MUFG”) acted as the administrative agent for the Predecessor Fund and, as such, performed administrative functions and bookkeeping, accounting and pricing functions for the Predecessor Fund. For these services MUFG received a fee, payable monthly, based on a percentage of the average daily net assets of the Predecessor Fund, subject to certain minimum and maximum amounts. MUFG also received from the Predecessor Fund fees for certain filing and reporting services MUFG provided to the Predecessor Fund. The Predecessor Fund also reimbursed MUFG for certain out-of-pocket expenses.

During the Predecessor Fund’s three most recently completed fiscal years, the Predecessor Fund paid the following accounting and administration service fees to MUFG, the Predecessor Fund’s previous administrator, for its services:

Fund	Year	Accounting and Administration Service Fees Paid*

Guggenheim Strategy Fund II	2025	$82,585

	2024	$100,000

	2023	$100,000

* Reflects fees paid to MUFG, the Predecessor Fund’s previous administrator.

Transfer Agency Agreement—Effective February 23, 2026, pursuant to a Transfer Agency and Shareholder Services Agreement with GSFT, BNY performed all shareholder servicing functions for the Predecessor Fund, including processing purchase and redemption transactions, processing transfers and exchanges, maintenance of shareholder accounts, answering inquiries, supporting the mailing and e-delivery of shareholder communications, and acting as the dividend disbursing agent.

Prior to February 23, 2026, pursuant to a Transfer Agency Agreement with GSFT, MUFG acted as the transfer agent for the Predecessor Fund. As such, MUFG performed all shareholder servicing functions, including processing purchase and redemption transactions, processing transfers and exchanges, maintenance of shareholder accounts, answering inquiries, and mailing shareholder communications, supporting the mailing and e-delivery of shareholder communications and acting as the dividend disbursing agent.

Portfolio Managers

Compensation—The Investment Manager compensates portfolio managers for their management of the Fund’s portfolio. Compensation is evaluated 1) quantitatively based on their contribution to investment performance and portfolio risk control and 2) qualitatively based on factors such as teamwork and client service efforts. The portfolio managers’ incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, co-investment options, and participation opportunities in various investments, including through deferred compensation programs. To ensure alignment with client interests, a portfolio manager’s compensation is not correlated to the size of assets under management in the strategy for which the portfolio manager is responsible. Some portfolio managers may earn compensation that varies based on the performance of certain accounts or investments. All employees of the Investment Manager are also eligible to participate in a 401(k) plan to which a discretionary match may be made after the completion of each plan year. The Investment Manager’s deferred compensation programs include equity that vests over a period of years, including equity in the form of shares of certain Fund(s) managed by the particular portfolio manager. The value of the Fund shares under the deferred compensation program is awarded annually and each award vests over a period of years (generally 4 years). As discussed below, a portfolio manager’s ownership of shares of a fund, including a Fund, managed by the portfolio manager may create conflicts of interest that incentivize the portfolio manager to favor such fund, or Fund, over other Funds or other accounts.

Other Accounts Managed by Portfolio Managers—Each Portfolio Manager may also manage other registered investment companies, other pooled investment vehicles and other accounts, and each Portfolio Manager may own shares of the Fund he/she manages. As of December 31, 2025, the Portfolio Managers are responsible for the management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)

Adam Bloch	19	$54,193	10	$2,933	48	$24,392

Steven H. Brown	23	$55,053	10	$2,933	66	$122,680

Daniel Gibbs	0	N/A	0	N/A	0	N/A

Karthik R. Narayanan	0	N/A	0	N/A	0	N/A

Evan L. Serdensky	19	$54,193	3	$1,534	37	$23,244

The following table identifies, as of December 31, 2025, the number of, and total assets of, the registered investment companies, pooled investment vehicles and accounts with respect to which the advisory fee is based on performance.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)

Adam Bloch	0	N/A	3	$1,562	1	$137

Steven H. Brown	0	N/A	3	$1,562	1	$137

Daniel Gibbs	0	N/A	0	N/A	0	N/A

Karthik R. Narayanan	0	N/A	0	N/A	0	N/A

Evan L. Serdensky	0	N/A	1	$200	1	$137

Portfolio Manager Ownership of Fund Shares—Since the Fund had not yet commenced operations as of the date of this SAI, the Fund’s portfolio managers did not own shares of the Fund as of the date of this SAI.

Information Regarding Potential Conflicts of Interest

Potential Conflicts Related to the Sale of Fund Shares. The Investment Manager, its affiliates and their respective employees may have relationships with distributors, consultants and others who recommend, or engage in transactions with or for, the Fund. The Fund and/or the Investment Manager or its affiliates may compensate such distributors, consultants and other parties in connection with such relationships. As a result of these relationships, distributors, consultants and other parties may have conflicts that create incentives for them to promote the Fund over other funds or financial products.

To the extent permitted by applicable law, the Investment Manager and its affiliates and the Fund may make payments to authorized dealers and other financial intermediaries and to salespersons to promote the Fund. These payments may be made out of the assets of the Investment Manager or its affiliates or amounts payable to the Investment Manager or its affiliates. These payments may create an incentive for such persons to highlight, feature or recommend the Fund over other funds or financial products.

Potential Conflicts Related to Management of the Fund by the Investment Manager.

The following are descriptions of certain conflicts, financial or otherwise, that the Investment Manager and its employees may have in managing the Fund. The descriptions below are not intended to be a complete enumeration or explanation of all of the conflicts of interests that may arise from the business activities of the Investment Manager, its affiliates, or their respective clients. To address these and other actual or potential conflicts, the Investment Manager and the Fund have established various policies and procedures that are reasonably designed to identify and mitigate such conflicts and to ensure that such conflicts are appropriately resolved taking into consideration the best interest of all clients involved, consistent with the Investment Manager’s fiduciary obligations and in accordance with applicable law. However, there can be no guarantee that these policies and procedures will be successful in every instance. In certain cases, transactions involving potential conflicts of interest described below may be elevated for review by a conflicts review committee, the members of which are senior personnel of the Investment Manager’s affiliates and are not employees or clients of the Investment Manager. Additional information about potential conflicts of interest regarding the Investment Manager is set forth in the Investment Manager’s Form ADV. A copy of Part 1 and Part 2A of the Investment Manager’s Form ADV is available on the SEC’s website at www.adviserinfo.sec.gov.

The Investment Manager and its Affiliates Provide a Broad Array of Services and Have Various Investment Banking, Advisory and Other Relationships. The Investment Manager is an affiliate of Guggenheim Partners, LLC (“Guggenheim Partners”), which is a global, full service financial services firm. Guggenheim Partners and its affiliates, including the Investment Manager (collectively, “Guggenheim Entities”), provide their clients with a broad array of investment management, insurance, broker-dealer, investment banking and other similar services (“Other Business Activities”). These Other Business Activities create actual and potential conflicts of interest for the Investment Manager in managing the Fund.

For example, the Other Business Activities may create conflicts between the interests of the Fund, on the one hand, and the interests of the Investment Manager, its affiliates and their respective other clients, on the other hand. The Investment Manager and its affiliates may act as advisers to clients in investment banking, loan arranging and structuring, financial advisory, restructuring, liability management, asset management and other capacities related to securities and instruments that may be purchased, sold or held by the Fund, and the Investment Manager or an affiliate may issue, or be engaged as underwriter for the issuer of, securities and instruments that the Fund may (in accordance with applicable rules) purchase, sell or hold. At times, these activities may cause the Investment Manager and its affiliates to give advice to their clients that may cause these clients to take actions in conflict with or that are adverse to the interest of the Fund. In addition, Guggenheim Entities may take action that differs from, potentially conflicts with or is adverse to advice given or action taken for the Investment Manager’s clients, including the Fund. The Guggenheim Entities and their respective officers, directors, managing directors, partners, employees and consultants may act in a proprietary capacity with long or short positions in securities and instruments of all types, including those that may be purchased, sold or held by the Fund. Such activities can give rise to interests different from or adverse to those of the Fund, and they could affect the prices and availability of the securities and instruments that the Fund holds or that the Investment Manager seeks to buy or sell for the Fund’s account, which could adversely impact the financial returns of the Fund.

These Other Business Activities may create other potential conflicts of interests in managing the Fund, may cause the Fund to be subject to additional regulatory limits and, in certain circumstances, may prevent the Fund from participating or limit the Fund’s participation in an investment opportunity that the Fund’s portfolio managers view to be favorable. As a result, activities and dealings of the Investment Manager and its affiliates may affect the Fund in ways that may disadvantage or restrict the Fund or be deemed to benefit the Investment Manager, its affiliates or other client accounts.

The Investment Manager’s and Its Affiliates’ Activities on Behalf of Other Clients. The Investment Manager and its affiliates currently manage and expect to continue to manage a variety of other client accounts, including (without limitation) separately managed accounts (including through the Investment Manager’s participation in third-party sponsored separately managed account programs through which the Investment Manager provides discretionary sub-advisory services to individuals and other investors), open-end registered funds, closed-end registered funds, private funds and other collective investment vehicles, and may serve as asset or collateral manager or in other capacities for certain non-registered structured products (collectively, “Other Clients”). Such Other Clients, and investors in such Other Clients include insurance companies affiliated with or related to the Investment Manager, as described below. Other Clients invest pursuant to the same or different investment objectives, strategies and philosophies as those employed by the Fund and may seek to make or sell investments in the same securities, instruments, sectors or strategies as the Fund. This “side-by-side” management of multiple accounts may create potential conflicts, particularly in circumstances where the availability or liquidity of investment opportunities is limited, or when accounts trade in opposite directions. For example, there is a risk that sales (including short sales) of one client portfolio security adversely affect the market value of securities held in another client portfolio, or trading terms could be adversely affected when opposite trades are executed. There is a risk that the Fund will compete with Other Clients for an investment opportunity in a manner that reduces the availability of such investment opportunity for the Fund. The Investment Manager is also affiliated with other investment advisers, both registered and unregistered, that provide investment advice with respect to the same types of instruments or similar investment strategies as the Investment Manager. There is a risk that the clients of these other advisers will compete with the Investment Manager’s clients, including the Fund, for limited investment opportunities. This risk is heightened when an investment in such investment opportunity is executed on behalf of a client of such other advisers through a trading desk separate from the one utilized by the Investment Manager. In addition, Other Clients may also be subject to different legal restrictions or regulatory regimes than the Fund. Regardless of the similarity in investment objectives and strategies between the Fund and Other Clients, the Investment Manager may give advice and recommend investments to Other Clients that may differ from advice given to, or investments bought or sold for, the Fund, and the Fund and Other Clients may vote differently on or take or refrain from taking different actions with respect to the same security or instrument. Furthermore, the manner in which the Investment Manager executes a strategy for the Fund may differ from how that same or similar strategy is executed for Other Clients due to, for example, investment restrictions imposed by the Fund or the Other Client. These practices, limitations and conflicts may be disadvantageous to the Fund and adversely affect its performance.

The investment policies, fee arrangements and other characteristics of the Fund may also vary from those of Other Clients. In some cases, the Investment Manager or an affiliate may receive a potentially larger financial benefit from managing one or more such Other Clients as compared to the Fund (for example, some Other Clients are charged performance or incentive fees constituting a percentage of profits or gains), which may provide an incentive to favor such Other Clients over the Fund or to recommend favorable investments to Other Clients who pay higher fees or who have the potential to generate greater fees over the Fund. The Investment Manager on behalf of the Fund or Other Clients may, pursuant to one transaction or in a series of transactions over time, invest in different parts of an issuer’s or borrower’s capital structure (including but not limited to investments in public versus private securities, investments in debt versus equity, or investments in senior versus subordinated debt or when the same or similar investments have different rights or benefits), depending on the respective client’s investment objectives and policies. Relevant issuers or borrowers may also include special purpose issuers or borrowers in structured finance, asset backed, collateralized loan obligation, collateralized debt obligation or similar transactions. As a result of the foregoing, the interests of one group of clients could conflict with those of other clients with respect to the same issuer or borrower. In managing such investments, the Investment Manager will consider the interests of all affected clients in deciding what actions to take with respect to a given issuer or borrower, but at times will pursue or enforce rights on behalf of some clients in a manner that may have an adverse effect on, or result in asymmetrical financial outcomes to, other clients owning a different, including more senior or junior, investment in the same issuer or borrower. In these types of scenarios, the Investment Manager may occasionally engage and appoint an independent party to provide independent analysis or recommendations with respect to consents, proxy voting, or other similar shareholder or debt holder rights decision (or a series of consents, votes or similar decisions) pertaining to the Fund and other clients. These potential conflicts of interests between the Investment Manager’s clients may become more pronounced in situations in which an issuer or borrower experiences financial or operational challenges, or as a result of the Fund’s use of certain investment strategies, including small capitalization, emerging market, distressed or less liquid strategies.

Investment Manager Activities on Behalf of Affiliated or Related Accounts. Certain companies hold an economic interest in Guggenheim Capital, LLC (“Guggenheim Capital”), the Investment Manager’s ultimate parent company. Where such companies and/or their affiliates are clients of GPIM, conflicts of interest arise because, among other reasons, the Investment Manager has an incentive to favor such clients over others. These incentives are more pronounced where GPIM has multiple clients that are associated with, or that are affiliates of, these companies.

For example, Sammons Enterprises, Inc., a diversified company with several insurance company subsidiaries (together with its subsidiaries, “Sammons”), holds an indirect, substantial economic interest in Guggenheim Capital. As a result of its ownership stake in Guggenheim Capital, Sammons is a substantial owner of the Investment Manager. Certain of Sammons’ wholly owned insurance company and other subsidiaries are advisory clients of, and pay fees to, the Investment Manager. As a result, Sammons is a significant source of annual advisory fees paid to the Investment Manager. Sammons also has other relationships with the Investment Manager and various Guggenheim Entities. These relationships create conflicts of interest and an incentive for the Investment Manager to favor Sammons’s interests.

Similarly, TWG Global, LLC, a diversified company with several subsidiaries (together with its subsidiaries, “TWG”), holds an indirect, substantial economic interest in Guggenheim Capital, and thus is an indirect substantial owner of the Investment Manager. Further, TWG is controlled by a senior officer of Guggenheim Capital. Certain of TWG’s subsidiaries are advisory clients of, and pay fees to, the Investment Manager. As a result, TWG is a significant individual source of annual advisory fees paid to the Investment Manager. TWG also has other relationships with the Investment Manager and various Guggenheim Entities. These relationships create conflicts of interest and an incentive for the Investment Manager to favor TWG’s interests. For example, the Investment Manager invests on behalf of its other clients in issuers in which TWG has direct and/or indirect interests, which in certain cases include a controlling or significant beneficial interest. In addition, from time to time, the TWG accounts and other GPIM clients invest in securities at different levels of the capital structure of the same issuer, in some cases at the same time and in other cases at different times. These transactions often benefit TWG and its affiliates.

Certain Guggenheim Entities have entered into a services agreement with TWG pursuant to which TWG may provide various services to the Investment Manager and its affiliates, including, among others, technology services, marketing consulting, and introductions to potential sources of originated transactions. TWG may also refer potential investors from time to time. Due to the common ownership of the Investment Manager and TWG, the Investment Manager would have an incentive to direct investments to clients affiliated with TWG. However, pursuant to the services agreement, the Investment Manager will make independent investment decisions. Guggenheim Entities also provide services to TWG including, among others, review, analysis and evaluation of assets, investment operations and technology services. A Guggenheim Entity receives compensation from TWG for the provision of these services. Affiliates of TWG also provide services to certain advisory clients of other Guggenheim Entities for a fee. The Investment Manager has an incentive to recommend such service providers to its clients given TWG’s relationship with the Investment Manager.

Certain officers and directors of Guggenheim Capital and its subsidiaries (each, a “Guggenheim Related Person”) hold direct or indirect economic or voting interests in entities that are clients of GPIM (such individuals or entities, “Guggenheim Related Parties” ). Like the Sammons accounts and TWG accounts, these Guggenheim Related Parties pay substantial advisory fees to GPIM. Furthermore, certain Guggenheim Related Parties may provide significant loans and other financing to the Investment Manager and its affiliates, both directly and from or through accounts managed by the Investment Manager or to which the Investment Manager provides certain operations services for a fee. These relationships create conflicts of interest and an incentive for GPIM to favor the interests of these Guggenheim Related Parties.

These types of relationships create potential conflicts of interest for the Investment Manager in managing the Trust and could create an incentive for the Investment Manager to favor the interests of Guggenheim Related Parties over the Trust or Other Clients. For example, the Investment Manager may invest on behalf of the Fund and Other Clients in issuers in which a Guggenheim Related Party has direct and/or indirect interests, which in certain cases include a controlling or significant beneficial interest. In addition, a Guggenheim Related Party, the Fund and Other Clients may invest in securities at different levels of the capital structure of the same issuer, in some cases at the same time and in other cases at different times. These transactions often benefit the participating Guggenheim Related Party. The following conflicts may arise in such situations: (i) enforcement of rights or determination not to enforce rights by the Investment Manager on behalf of the Fund and Other Clients may have an adverse effect on the interests of the Investment Manager’s clients, including the Fund, (ii) the Investment Manager may have an incentive to invest client assets, including Fund assets, in the issuer or borrower to either facilitate or obtain preferable terms for a proposed investment by an affiliate or Guggenheim Related Party in such issuer or borrower, or (iii) the Investment Manager may have an incentive to preserve or protect the value or rights associated with an existing economic interest of an affiliate or Guggenheim Related Party in the issuer or borrower, which may have an adverse effect on the interests of the Investment Manager’s clients, including the Fund.

Furthermore, Guggenheim Related Persons from time to time enter into transactions, including loans and other financings, with these companies. As a result, such personnel have an incentive to favor the interests of these clients over other clients of the Investment Manager.

To the extent permitted by the 1940 Act and other laws, the Investment Manager, from time to time, may initiate or recommend transactions in the loans or securities of companies in which the Investment Manager, its related persons, or their respective affiliates have a controlling or other material direct or indirect interest. In addition, some Guggenheim Related Persons also may have economic interests or voting interests in issuers, which may be controlling or otherwise material interests, or may serve as a director on the board of issuers, in which the Investment Manager has invested or will invest on behalf of their clients or to which the Investment Manager has provided or will provide financing on behalf of their clients.

In addition, Guggenheim Related Persons have direct or indirect proprietary or personal investments in and/or have financial or other relationships with financial industry participants or other entities that may perform services on behalf of, or in connection with, investments made by the Investment Manager on behalf of its clients.

In addition, the Investment Manager may be subject to conflicts of interest with respect to financial industry participants or other entities (including trading platforms) because transactions on or through such platforms may result in compensation directly being paid to these entities that indirectly benefit Guggenheim Related Persons.

The Investment Manager identifies and mitigates potential conflicts of interest in the foregoing and similar situations, including through policies and procedures (i) designed to identify and mitigate conflicts of interest on a transaction-by-transaction basis and (ii) that require investment decisions for all client accounts be made independently from those of other client accounts and be made with specific reference to the individual needs and objectives of each client account, without consideration of the Investment Manager’s pecuniary or investment interests (or those of their respective employees or affiliates). The Fund and the Investment Manager also maintain procedures to comply with applicable laws, notably relevant provisions of the 1940 Act that prohibit Fund transactions with affiliates (or exemptive rules thereunder).

Allocation of Investment Opportunities; Co-Investments. As described above, the Investment Manager and its affiliates currently manage and expect to continue to manage Other Clients that may invest pursuant to the same or different strategies as those employed by the Fund, and such Other Clients could be viewed as being in competition with the Fund for appropriate investment opportunities, particularly where there is limited capacity with respect to such investment opportunities. The investment policies, fee arrangements and other circumstances of the Fund may vary from those of the Other Clients, and the Investment Manager may face potential conflicts of interest because the Investment Manager may have an incentive to favor particular client accounts (such as client accounts that pay performance-based fees) over other client accounts that may be less lucrative in the allocation of investment opportunities.

Investment Manager’s relationships with Other Clients that are Guggenheim Related Parties pose conflicts of interest in transactions that involve the allocation of investment opportunities among Guggenheim Related Parties and other clients, including the Fund, because the Investment Manager has an incentive to favor Guggenheim Related Parties. These incentives are more pronounced where the Investment Manager has multiple relationships with a Guggenheim Related Party, as is in the case of Sammons and TWG. As described below, the Investment Manager has established policies and procedures for addressing actual and potential conflicts of interest.

In addition to conflicts of interest associated with allocations among clients, the Investment Manager faces conflicts of interest in transactions involving the allocation of investment opportunities among clients and third-party co-investors, including third-party co-investors with which the Investment Manager or an affiliate has entered into an agreement that provides the third-party co-investor an opportunity to invest alongside the Investment Manager’s clients and for the Investment Manager (or its affiliates) to receive a fee in connection with providing administrative or other non-advisory services in respect of the investment that the third-party co-investor acquires (each, a “Strategic Partner”). For example, the Investment Manager or its affiliates are permitted to receive a fee in connection with providing services to loans or commercial real estate mortgages, military housing transactions and infrastructure transactions that a Strategic Partner acquires. When the Investment Manager offers to allocate portions of certain investments to a Strategic Partner, the acquisition of the allocated portion of an investment by a Strategic Partner is in the sole discretion of the Strategic Partner (or the Strategic Partner’s adviser). As a result of the foregoing, in certain circumstances, if an investment opportunity is appropriate for more than one client and/or meets the criteria established with respect to a Strategic Partner, the Investment Manager will face a conflict of interest in determining how to allocate the investment opportunity and, in certain circumstances, the Investment Manager will have an incentive to allocate less of the opportunity to a client, including the Fund, than it might otherwise be the case if the investment was not also appropriate for multiple clients and/or the Strategic Partner. However, such potential conflict of interest is mitigated by the Investment Manager’s allocation policies and procedures with respect to the allocation of investment opportunities.

The Investment Manager expects to offer, subject to its allocation policies and procedures, any allocation available to affiliated and unaffiliated strategic co-investors, including Strategic Partners and TWG and its affiliates. The Investment Manager expects conflicts of interest to arise in determining the amount of investment opportunity that should be allocated to the relevant co-investor. The Investment Manager will determine how and when to allocate a co-investment opportunity, including the amounts offered to each such investor, taking into account any factors it deems relevant, which could include, without limitation, the sophistication of the prospective co-investor; the ability of the co-investor to close the transaction quickly; tax, regulatory, securities laws and/or other legal considerations; size of the investment allocation and practicality of dividing it up among multiple co-investors; lender requirements; existence of a formal or informal strategic relationship with the prospective co-investor, including any contractual undertakings; the size and/or timing of a commitment to a co-investor; tenure as an Investment Manager’s client investor, if applicable; commitment to invest in current or future products of the Investment Manager, strategic expertise and financial resources of the prospective co-investor; or whether the Investment Manager believes that allocating investment opportunities to an investor or person will help establish, recognize, strengthen and/or cultivate relationships that have the potential to provide longer-term benefits to the relevant portfolio company, other portfolio companies, the Investment Manager’s clients or the Investment Manager, or any of its affiliates. The Investment Manager reserves the right to grant certain co-investors the opportunity to evaluate specified amounts of prospective co-investments in portfolio companies or otherwise to have priority in co-investment opportunities, subject to the Investment Manager’s allocation policies and procedures. A co-investor’s pro rata share (relative to capital invested) of transaction fees, portfolio monitoring fees, management fees, and similar payments from portfolio companies, will be retained by the Investment Manager or its affiliates to the extent agreed upon by co-investors. These fees and payments generally will not reduce the compensation, if any, paid to the Investment Manager by the Investment Manager’s clients. To facilitate the acquisition of a portfolio investment, in certain cases an Investment Manager’s client will make (or commit to make) an investment and with a view to subsequently sell a portion of the investment to co-investors prior to or following the closing of the acquisition. In such event, the relevant Investment Manager client will bear the risk that any or all of the excess portion of such investment is not sold or sold only on unattractive terms, including for example the risk that a portion of the investment will be syndicated at reduced cost, at cost, or at a lower amount at a time when the general partner (believes the value of such investment has appreciated or should be higher than that paid (or willing to be paid) by a co-investor. To the extent such a syndication is made, the Investment Manager’s interest in limiting an Investment Manager’s client’s exposure to a given investment while providing a potential benefit to co-investors investing at such lower values will give rise to a conflict of interest. As a consequence of a failed co-investment syndication process or a co-investment syndication on unattractive terms, the relevant Investment Manager client would be required to (i) bear the entire portion of any break-up, topping or other fees, costs and expenses related to such investment (including the proportionate share of such amounts that were expected to have been borne by co-investors), (ii) hold a larger-than-expected investment in such portfolio company, (iii) receive less-than-fair-market value for the syndicated portion of the investment and/or (iv) be diluted or realize lower than expected returns from such investment. When and to the extent that employees and other affiliates of the Investment Manager make capital investments in or alongside certain Investment Manager clients, the Investment Manager is subject to conflicting interests in connection with these investments.

The Investment Manager has implemented policies and procedures that govern the allocation of investment opportunities among clients in a fair and equitable manner, taking into account the needs and investment objectives of the clients, their specific objectives and constraints for each account, as well as prevailing market conditions. If an investment opportunity would be appropriate for more than one client, the Investment Manager will be required to choose among those clients in allocating the opportunity, or to allocate less of the opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients. In addition, the Investment Manager may determine that an investment opportunity is appropriate for a particular client account, but not for another.

The Investment Manager allocates transactions on an objective basis and in a manner designed to assure that no participating client is favored over any other participating client. If an investment is suitable and desirable for more than one client account, an initial allocation study will be determined based upon demand ascertained from the portfolio managers. With respect to fixed income and private equity, this initial allocation study is overseen by a central allocation group and generally reflects a pro rata participation in the investment opportunity among the participating client accounts that expressed demand. Final allocation decisions are made or verified independently by the central allocation group. With respect to public equity securities and public equity-related securities, the allocation generally reflects a pro rata participation in the investment opportunity among participating accounts. Allocations may be adjusted under specific circumstances, such as situations of scarcity where pro rata allocations would result in de minimis positions or odd lots.

The application of relevant allocation factors can result in non-pro rata allocations, and particular client accounts (including client that are Guggenheim Related Parties) will receive an allocation when other client accounts do not or receive a greater than pro-rata allocation. There can be no assurance that a particular investment opportunity will be allocated in any particular manner, and circumstances may occur in which an allocation could have adverse effects on the Fund with respect to the price or size of securities positions obtainable or saleable. All of the foregoing procedures could in certain circumstances adversely affect the price paid or received by the Fund or the size of the position purchased or sold by the Fund (including prohibiting the Fund from purchasing a position) or may limit the rights that the Fund may exercise with respect to an investment.

At times, in order to minimize execution costs for clients, trades in the same security transacted on behalf of more than one client will generally be aggregated (i.e., blocked or bunched) by the Investment Manager, unless the Investment Manager believes that doing so would conflict or otherwise be inconsistent with its duty to seek best execution for the clients and/or the terms of the respective investment advisory contracts and other agreements and understandings relating to the clients for which trades are being aggregated. In particular, the Investment Manager expects that trades will be aggregated between the Investment Manager’s clients and the Investment Manager’s affiliates’ clients, unless they believe that doing so would conflict or otherwise be inconsistent with their duty to seek best execution for the clients and/or the terms of the respective investment advisory contracts and other agreements and understandings relating to the clients for which trades are being aggregated. When the Investment Manager believes that it can effectively obtain best execution for the clients by aggregating trades, it will do so for all clients participating in the trade for which aggregated trades are consistent with the respective investment advisory contracts, investment guidelines, and other agreements and understandings relating to the clients.

In the event trades are aggregated on behalf of the Investment Manager’s clients, the aggregated transactions will be allocated in a manner consistent with the allocation process described above. Aggregated transactions then are allocated among the participating client accounts after taking into consideration the specific objectives and constraints for each account, which could include, but are not limited to, the following: risk tolerance; rating constraints; maturity constraints; issue size; yield; purchase price; existing exposure of the investment vehicle; minimum trade allocation; minimum position holding size; sector allocation limits; duration; convexity; strategy; lot size; market conditions; investment guideline considerations; and account-specific legal and regulatory constraints. In addition, the Investment Manager will consider the specific investment objective of the account (i.e., whether the account is a multi-strategy or single-strategy account), liquidity requirements, diversification, lender covenants, investment phase of the account (i.e., ramping-up or taking gains/losses for tax purposes), aggregate size of commonly owned accounts, and cash available in each account when making an allocation decision.

Allocation of Limited Time and Attention. The portfolio managers for the Fund may devote as much time to the Fund as the Investment Manager deems appropriate to perform their duties in accordance with reasonable commercial standards and the Investment Manager’s duties. However, as described above, these portfolio managers are presently committed to and expect to be committed in the future to providing investment advisory and other services for Other Clients and engage in Other Business Activities in which the Fund may have no interest. As a result of these separate business activities, the Investment Manager may have conflicts of interest in allocating management time, services and functions among the Fund and Other Business Activities or Other Clients in that the time and effort of the Fund’s portfolio managers would not be devoted exclusively to the business of the Fund.

Potential Restrictions and Issues Related to Material Non-Public Information. By reason of Other Business Activities as well as services and advice provided to Other Clients, the Investment Manager and its affiliates may acquire confidential or material non-public information and may be restricted from initiating transactions in certain securities and instruments until they are cleansed of such material non-public information. The Investment Manager will not be free to divulge, or to act upon, any such confidential or material non-public information and, due to these restrictions, the Investment Manager may be unable to initiate a transaction for the Fund’s account that it otherwise might have initiated. As a result, the Fund may be frozen in an investment position that it otherwise might have liquidated or closed out or may not be able to acquire a position that it might otherwise have acquired.

Valuation of the Fund’s Investments. Fund assets are valued in accordance with the Fund’s valuation policy and procedures and the Investment Manager’s Rule 2a-5 fair valuation policy and Rule 2a-5 fair valuation procedures. The valuation of a security or other asset for the Fund may differ from the value ascribed to the same asset by affiliates of the Investment Manager (particularly difficult-to-value assets) or Other Clients because, among other things, they may have procedures that differ from the Fund’s procedures or may have access to different information or pricing vendors or use different models or techniques. The Investment Manager has been designated as the valuation designee to perform fair value determinations for the Fund with respect to all Fund’s investments and may face a potential conflict with respect to such valuations.

Investments in Other Guggenheim Funds. To the extent permitted by applicable law, the Fund may invest in other funds sponsored, managed, advised or sub-advised by the Investment Manager or its affiliates. Investments by the Fund in such funds present potential conflicts of interest, including potential incentives to invest in smaller or newer funds to increase asset levels or provide greater viability and to invest in funds managed by the portfolio manager(s) of the Fund. As disclosed in the Prospectus and this SAI, the Investment Manager has agreed to waive certain fees associated with these types of investments, which will reduce, but will not eliminate, these types of conflicts. In other circumstances, the Investment Manager may make investments for clients for various portfolio management purposes in limited partnerships or similar vehicles that are managed or otherwise serviced by affiliates of the Investment Manager that will be compensated for such services.

Potential Conflicts Associated with the Investment Manager and its Affiliates Acting in Multiple Capacities Simultaneously

Principal and Cross Transactions. The Investment Manager may, to the extent permitted under applicable law, effect client cross transactions where the Investment Manager causes a transaction to be effected between the Fund and an Other Client; provided, that conditions set forth in SEC rules under the 1940 Act are followed. Cross transactions present an inherent conflict of interest because the Investment Manager represents the interests of both the selling account and the buying account in the same transaction, and the Investment Manager could seek to treat one party to the cross transaction more favorably than the other party. Furthermore, in some circumstances, the security or other financial instrument being traded is an interest in an investment vehicle managed by the Investment Manager or one of its affiliates or an issuer in which an affiliate or a Guggenheim Related Party has an interest. The Investment Manager has policies and procedures designed to mitigate these conflicts and help ensure that any cross transactions are in the best interests of, and appropriate for, all clients involved and the transactions are consistent with the Investment Manager’s fiduciary duties and obligation to seek best execution and applicable rules.

Investment Manager and Its Affiliates May Act in Multiple Commercial Capacities. Subject to applicable law, the provisions of the 1940 Act and rules thereunder and the Fund’s and Other Clients’ investment guidelines, the Investment Manager may cause the Fund to invest in securities, bank loans or other obligations of companies or structured product vehicles that result in commissions, initial or ongoing fees, or other remuneration paid to (and retained by) the Investment Manager or one of its affiliates. Such investments may include (i) investments that the Investment Manager or one of its affiliates originated, arranged or placed, (ii) investments in which the Investment Manager’s affiliate provided investment banking, financial advisory or similar services to a party involved in the transaction to which the investment relates (such as acquisition financing in a transaction in which the Investment Manager’s affiliate represented the buyer or seller); (iii) investments where the Investment Manager or its affiliates provided other services to a transaction participant or other third party, (iv) investments where the Investment Manager or one of its affiliates acts as the collateral agent, administrator, originator, manager, or other service provider, and (v) investments that are secured or otherwise backed by collateral that could include assets originated, sold or financed by the Investment Manager or its affiliates, investment funds or pools managed by the Investment Manager or its affiliates or assets or obligations managed by the Investment Manager or its affiliates. Commissions, fees, or other remuneration payable to the Investment Manager or its affiliates in these transactions may present a potential conflict in that the Investment Manager may be viewed as having an incentive to purchase such investments to earn, or facilitate its affiliates’ ability to earn, such additional fees or compensation.

In some circumstances, and also subject to applicable law, the Investment Manager may cause the Fund to invest in or provide financing to issuers or borrowers, or otherwise participate in transactions, in which the issuer, borrower or another transaction party (such as a placement agent or arranger) is, or is a subsidiary or affiliate of or otherwise related to, (a) an Other Client or (b) a company with which Guggenheim Related Persons, or officers or employees of the Investment Manager, have investment, financial or other interests or relationships (including but not limited to directorships or equivalent roles). The financial interests of the Investment Manager’s affiliates or their related persons in issuers or borrowers create potential conflict between the economic interests of these affiliates or related persons and the interests of the Investment Manager’s clients. In addition, to the extent that a potential issuer or borrower (or one of its affiliates) is an advisory client of the Investment Manager, or the Investment Manager’s advisory client is a lender or financing provider to the Investment Manager or its affiliates (including a parent), a potential conflict may exist as the Investment Manager may have an incentive to favor the interests of those clients relative to those of its other clients.

Because of limitations imposed by applicable law, notably by provisions of the 1940 Act and rules thereunder, the involvement or presence of the Investment Manager’s affiliates in the offerings described above or the financial markets more broadly may restrict the Fund’s ability to acquire some securities or loans, even if they would otherwise be desirable investments for the Fund, or affect the timing or price of such acquisitions or the sale of an investment, which may adversely affect Fund performance.

Subject to applicable law and regulation, personnel of the Guggenheim Entities may support the overall investment management functions of the Investment Manager but may be subject to potential conflicts of interest with respect to certain investment opportunities and, as such, may have an incentive to identify investment opportunities for, and allocate investment opportunities to, third-parties. Similarly, to the extent that other Guggenheim Entities sponsor and manage funds that compete with the Fund’s investment programs, these funds may reduce capacity otherwise available to the Fund.

To the extent permitted by applicable law, the Investment Manager and its affiliates may create, write, sell, issue, invest in or act as placement agent or distributor of derivative instruments related to the Fund, or with respect to portfolio holdings of the Fund, or which may be otherwise based on or seek to replicate or hedge the performance of the Fund. Such derivative transactions, and any associated hedging activity, may differ from and be adverse to the interests of the Fund.

Some of the Investment Manager’s employees (and others acting as consultants or advisors) may serve as directors or otherwise serve a role within a portfolio company in which the Fund invests. These services are separate from the services the Investment Manager renders to the Fund and may thus create conflicts.

Certain professionals, including investment professionals, of the Investment Manager may, from time to time, also serve as investment professionals of affiliates. These arrangements, and the relationship between the Investment Manager and its affiliates, present potential conflicts of interest, including those described herein.

Present and future activities of the Investment Manager and its affiliates (and the role and relationships of the Investment Manager’s personnel with other Guggenheim Entities), in addition to those described in this SAI, may give rise to additional or different conflicts of interest.

Portfolio Manager Compensation. As discussed above, portfolio managers may own Fund shares and a portion of their compensation may include equity in the form of shares of certain funds (other than) managed by the particular portfolio manager. As a result, a potential conflict of interest may arise to the extent a portfolio manager owns or has an interest in shares of a specific Fund or fund that he or she manages. These personal investments may create an incentive for a portfolio manager to favor such Fund or fund over other advisory clients, including other funds.

Payments to Financial Intermediaries by the Investment Manager or its Affiliates

The Investment Manager, Distributor and/or their affiliates may enter into contractual arrangements with certain broker-dealers and other financial intermediaries that the Investment Manager, Distributor and/or their affiliates believe may benefit the Fund. Pursuant to such arrangements, the Investment Manager, Distributor and/or their affiliates may provide cash payments or non-cash compensation to intermediaries for certain activities related to the Fund. Such payments are designed to make registered representatives and other professionals more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as participating in marketing activities and presentations, educational training programs, conferences, data collection and provision, technology support, the development of technology platforms and reporting systems. The Investment Manager, Distributor and/or their affiliates may also pay intermediaries for certain printing, publishing and mailing costs associated with the Fund or materials relating to ETFs in general.

In addition, the Investment Manager, Distributor and/or their affiliates may make payments to intermediaries that make Fund shares available to their clients or for otherwise promoting the Fund. Payments of this type are sometimes referred to as revenue-sharing payments. Any payments made pursuant to such arrangements may vary in any year and may be different for different intermediaries. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. As of the date of this SAI, no such payments were made.

Any payments described above by the Investment Manager, Distributor and/or their affiliates will be made from their own assets and not from the assets of the Fund. Although a portion of the Investment Manager’s revenue comes directly or indirectly in part from fees paid by the Fund, payments to financial intermediaries are not financed by the Fund and therefore do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Fund or reduce the amount received by a shareholder as proceeds from the redemption of Fund shares. As a result, such payments are not reflected in the fees and expenses listed in the fees and expenses sections of the Fund’s prospectus.

The Investment Manager periodically assesses the advisability of continuing to make these payments. Payments to a financial intermediary may be significant to that intermediary, and amounts that intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the intermediary and its clients. For example, these financial incentives may cause the intermediary to recommend the Fund over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professionals if he or she receives similar payments from his or her intermediary firm.

Please contact your salesperson, adviser, broker or other investment professional for more information regarding any such payments or financial incentives his or her intermediary firm may receive. Any payments made, or financial incentives offered, by the Investment Manager, Distributor and/or their affiliates made to an intermediary may create the incentive for the intermediary to encourage customers to buy shares of the Fund.

Principal Shareholders

The Fund had not commenced operations prior to the date of this SAI and therefore did not have any beneficial owners that owned greater than 5% of the outstanding voting securities as of the date of this SAI.

As of March 2, 2026, the following persons owned of record or beneficially 5% or more of a class of the outstanding shares of the Predecessor Fund. Shareholders indicated below holding greater than 25% or more of the Predecessor Fund are considered “controlling persons” of the Predecessor Fund under the 1940 Act. A shareholder owning of record or beneficially more than 25% of the Predecessor Fund’s outstanding shares could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders. The Trust generally has no knowledge as to whether all or any portion of shares owned of record are also owned beneficially.

Shareholder Name/Address*	Percentage

Guggenheim Funds Trust – Guggenheim Total Return Bond Fund	23.23%

Guggenheim Funds Trust – Guggenheim Macro Opportunities Fund	19.30%

Guggenheim Funds Trust – Guggenheim Limited Duration Fund	12.06%

Rydex Series Funds – NASDAQ-100® Fund	11.17%

Rydex Variable Trust – NASDAQ-100® Fund	6.75%

Rydex Series Funds – Inverse S&P 500® Strategy Fund	5.10%

*	The shareholders may be contacted at c/o Guggenheim Funds Distributors, LLC, 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850.

An Authorized Participant (or other broker-dealers making markets in shares of the Fund) may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants (or other broker-dealers making markets in shares of the Fund) may be a beneficial and/or legal owner of the Fund, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants (or other broker-dealers making markets in shares of the Fund) may execute an irrevocable proxy granting the Distributor or the Investment Manager (or an affiliate) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

Proxy Voting

The Board has delegated to the Investment Manager the final authority and responsibility for voting proxies with respect to the Fund’s underlying securities holdings. Certain funds of the Guggenheim Family of Funds (“investing fund”), such as the Fund, may invest in other funds of the Guggenheim Family of Funds (“underlying fund”), including another Fund, and as a result, an investing fund may be a shareholder of record of, and own shares with voting rights of, an underlying fund. With respect to a proposal that applies on a trust-wide basis (i.e., all series of the underlying fund’s trust will vote together on the proposal, e.g., election of trustees), the investing fund’s adviser will cause the investing fund to vote its shares in the underlying fund in the same proportion as the vote of all the shareholders of series of the underlying fund’s trust that are not funds managed by the advisers to the funds of the Guggenheim Family of Funds or their affiliates in the aggregate. The investing fund’s adviser may, however, elect to follow the fund or class-specific methodologies described below when deemed appropriate. As a general matter, for proposals that are fund or class-specific (i.e., each fund or class votes separately), an investing fund’s adviser will cause the investing fund to vote its shares in the underlying fund in the same proportion as the vote of all the shareholders in that underlying fund that are not funds managed by the advisers to the funds of the Guggenheim Family of Funds or their affiliates (also called “mirror” or “echo” voting). With regard to investing funds that hold shares in underlying funds that are offered exclusively to funds managed by the advisers to the funds of the Guggenheim Family of Funds or their affiliates and institutional accounts managed by such advisers or their affiliates, an investing fund’s adviser will cause the investing fund to: (i) echo vote in proportion to votes of the shareholders of the investing fund in the event that both the investing and underlying funds are voting on substantially identical proposals; or, in all other cases, (ii) seek voting instructions from the independent board members of the investing fund or an independent proxy voting service if deemed appropriate by the independent board members of the investing fund. In addition, the Fund may be required by regulation to vote its shares of another fund registered under the 1940 Act in the same proportion as the vote of all other holders of shares of such Fund.

The Investment Manager’s Proxy Voting Policies and Procedures (in this section, “Procedures”) are designed to ensure that proxies are voted in the best interests of the applicable Fund. Where the Investment Manager has been delegated the responsibility for voting proxies, it will take reasonable steps under the Procedures to ensure that proxies are received and voted in the best long-term interests of its clients. The Investment Manager will consider all relevant factors and will not give undue weight to the opinions of other individuals or groups who may have an economic interest in the outcome of the proxy vote.

The financial interest of the Investment Manager’s clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between the Investment Manager and its clients with respect to proxy voting are resolved in the best interests of the clients. Corporate actions, such as rights offerings, tender offers, and stock splits or actions initiated by holders of a security rather than the issuer (such as reset rights for a CLO) or legal actions, such as bankruptcy proceedings or class action lawsuits are outside the scope of the Procedures.

The Investment Manager has adopted the proxy voting guidelines of an outside proxy voting firm, ISS, as the Investment Manager’s proxy voting guidelines (in this section, “Guidelines”). The Investment Manager has also engaged ISS to act as agent for the proxy process, to maintain records on proxy votes for its clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. At inception, the Investment Manager will assess the Procedures to determine which Guidelines will be followed. The Investment Manager reviews the Guidelines and conducts a due diligence assessment of ISS and the performance of its duties as agent at least annually. The Investment Manager may override the Guidelines recommending a vote on a particular proposal if the Investment Manager determines a different vote to be in the best interest of the client or if required to deviate under applicable law, rule or regulation. If a proposal is voted contrary to the Guidelines, the reasons will be documented in writing by the Investment Manager.

The Investment Manager seeks to vote securities in the best interest of clients, and will apply the Guidelines regardless of whether the issuer, a third party, or both solicit the Investment Manager’s vote.

In the absence of contrary instructions received from the Investment Manager, ISS will vote proxies in accordance with the Guidelines, as such Guidelines may be revised from time to time. The Investment Manager will typically vote proxies itself in two scenarios: (1) the Guidelines do not address the proposal; and (2) the Investment Manager has decided to vote some or all of the shares contrary to the Guidelines.

(1)

Proposals not addressed by Guidelines: ISS will notify the Investment Manager of all proxy proposals that do not fall within the Guidelines (i.e., proposals which are either not addressed in the Guidelines or proposals for which the Investment Manager has indicated that a decision will be made on a case-by-case basis, such as fixed-income securities). If the investment team(s) responsible, together with the Proxy Voting Advisory Group (“PVAG”) (a group comprised of representatives from investment management, compliance, operational due diligence services, operations, and legal that is responsible for overseeing the proxy voting activities and policies and procedures of the Investment Manager and certain affiliated entities), determines that there are no material conflicts of interest, the proposal will be voted in accordance with the recommendation of said team(s) and approval from the PVAG. If there is a material conflict of interest, the Investment Manager will follow the procedures outlined below.

(2)

Proposal to be voted contrary to Guidelines: When an investment team decides that a proposal should be voted contrary to the Guidelines, because it believes it is in the best interest of the client to do so, the investment team will consult with the PVAG to determine whether there is a material conflict of interest as to that proposal. If the investment team(s) responsible, together with the PVAG, determines that there is no material conflict of interest, the Investment Manager will override ISS’s vote recommendation in accordance with the recommendation of said investment team(s) and with approval from the PVAG. If there is a material conflict of interest, the Investment Manager will follow the procedures outlined below.

The Investment Manager occasionally will be subject to conflicts of interest in the voting of proxies due to relationships it maintains with persons having an interest in the outcome of particular votes. Common examples of conflicts in the voting of proxies are: (a) the Investment Manager or an affiliate of the Investment Manager provides or is seeking to provide services to the company on whose behalf proxies are being solicited, (b) an employee of the Investment Manager or its affiliate has a personal relationship with the company’s management or another proponent of a proxy issue, and the employee may be in a position to influence the proxy voting decision, or (c) an immediate family member of the employee of the Investment Manager or its affiliates is a director or executive officer of the company, and the employee may be in a position to influence the proxy voting decision. Senior members of the investment team(s) responsible for voting the proxy, in consultation with compliance, will decide whether a material conflict of interest exists. If a material conflict of interest exists, the investment team(s) will consult with the PVAG to determine how to resolve the conflict consistent with the procedures below. In certain cases, the Investment Manager occasionally engages and appoints an independent party to provide independent analysis or recommendations with respect to consents, proxy voting, or other similar shareholder or debt holder rights decision (or a series of consents, votes or similar decisions) pertaining to the Fund.

If the Guidelines do not address a proposal, or the Investment Manager wishes to vote a proposal contrary to the Guidelines, or ISS does not provide a recommendation on a proposal, and the Investment Manager has a material conflict of interest as to the vote, then the Investment Manager will seek to resolve the conflict in any of the following ways, as recommended by the PVAG:

•	Refer Proposal to the Client - The Investment Manager may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.
•

Obtain Client Ratification - If the Investment Manager is in a position to disclose the conflict to the client (i.e., such information is not confidential), the Investment Manager may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client’s consent for how the Investment Manager will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

•	Abstain from voting.

•

Use another Independent Third Party for All Proposals - Subject to any client-imposed proxy voting policies, the Investment Manager may vote all proposals in a single proxy according to the policies of an independent third party other than ISS (or have the third party vote such proxies).

•

Use another Independent Third Party to Vote Only the Specific Proposals that Involve a Conflict - Subject to any client-imposed proxy voting policies, the Investment Manager may use an independent third party other than ISS to recommend how the proxy for specific proposals that involve a conflict should be voted (or have the third party vote such proxies).

The method selected by the PVAG to resolve the conflict may vary from one instance to another depending upon the facts and circumstances of the situation, but in each case, consistent with its duty of loyalty and care.

In certain instances, proxy voting involves logistical issues which affect the Investment Manager’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) securities being subject to lending arrangements; (ii) special issues with voting foreign proxies; (iii) share blocking; and (iv) lack of adequate information, untimely receipt of proxy, or excessive costs.

Clients may obtain information about how the Investment Manager voted proxies on their behalf by contacting the Investment Manager.

The Fund is required to file Form N-PX with the SEC with its complete proxy voting records for the 12 months ended June 30, no later than August 31 of each year. Once filed, Form N-PX will be available without charge: (1) from the Fund, upon request by calling 800.820.0888, and (2) on the SEC’s website at www.sec.gov. The Fund also makes available its proxy voting record included in its Form N-PX filing at http://www.guggenheiminvestments.com/mutual-funds/literature.

Distributor

Guggenheim Funds Distributors, LLC (the “Distributor”), 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850, a Delaware limited liability company, serves as the principal underwriter for shares of the ETF series of the Trust pursuant to a Distribution Agreement. Under the Distribution Agreement, the Distributor offers Creation Units of the Fund’s shares on a continuous basis. The Distributor also acts as principal underwriter for the mutual fund series of the Trust and for Guggenheim Strategy Funds Trust, Guggenheim Variable Funds Trust, Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust.

The Distributor, on behalf of the Fund, may act as a broker in the purchase and sale of securities not effected on a securities exchange, provided that any such transactions and any commissions shall comply with requirements of the 1940 Act and all rules and regulations of the SEC. The Distributor has not acted as a broker and thus received no brokerage commissions.

The Fund’s Distribution Agreement is renewable annually either by the Board or by the vote of a majority of the Fund’s outstanding securities, and, in either event, by a majority of the Board who are not parties to the agreement or interested persons of any such party. The agreement may be terminated by either party upon 60 days’ written notice.

Portfolio Turnover

The Fund’s portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of the Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of that Fund. Portfolio turnover rates can vary greatly from year to year, as well as within a particular year. The Investment Manager intends to manage the Fund’s assets by buying and selling investments to seek to achieve its investment objective. The may dispose of investments regardless of the holding period. Such transactions may result in capital gains or losses and could result in a high portfolio turnover rate during a given period, which may result in increased transaction costs or a mark-up or markdown of the transaction price. The portfolio turnover rates of the Fund cannot be accurately predicted. As of the date of this SAI, the portfolio turnover rate for the Fund (excluding the Predecessor Fund) is not available because the Fund is new.

The table below sets forth the Predecessor Fund’s portfolio turnover rates during the Predecessor Fund’s two most recently completed fiscal years.

	Portfolio Turnover Rate

Fund	2025	2024

Guggenheim Strategy Fund II	2%	36%

Portfolio Brokerage and Investment Allocation

Below is a summary of brokerage allocation policies for the Investment Manager. The Investment Manager is responsible for purchasing and selling securities and other assets for the Fund.

The Investment Manager makes investment decisions for the Fund it advises, selects brokers and dealers to effect transactions and negotiates price, commissions, and markups or markdowns or spreads, if any, with respect to these transactions. The Investment Manager has adopted policies and procedures that it believes are reasonably designed to obtain best execution for portfolio transactions and to allocate investment opportunities among the Fund it advises (or sub-advises, if applicable) and the Investment Manager’s other clients fairly, equitably and in a non-preferential manner over time.

The Investment Manager has discretionary trading authority on behalf of the Fund and its other clients, and has a duty to the Fund (and its other clients) to seek the most favorable execution for each portfolio transaction it makes on their behalf. In furtherance of seeking the most favorable execution, the Investment Manager has adopted a Counterparty Approval Policy pursuant to which it maintains an Approved Counterparty List. Transactions may only be executed with counterparties/broker-dealers on the Approved Counterparties List unless an exception is granted by an authorized person under the Counterparty Approval Policy. Initially and on an ongoing basis, the Investment Manager consults a variety of information relating to a counterparty/broker-dealer, including regulatory reports and financial information, in connection with adding and maintaining a counterparty to the Approved Counterparty List. Generally, counterparties on the Approved Counterparty List must, in the Investment Manager’s opinion, have financial stability and a positive reputation in the industry. When reviewing brokers, the Investment Manager may consider, including, without limitation, the size and type of transaction, access to liquidity, execution efficiency and capability, and other factors it may deem appropriate. The Investment Manager uses its judgment to select a broker or dealer on the basis of how a transaction can be executed to achieve the most favorable execution for its client under the circumstances. Accordingly, the Investment Manager is not obligated to choose the broker or dealer offering the lowest available commission rate or the lowest possible execution cost on a transaction. The sale of Fund shares by a broker or dealer is not a factor in the selection of brokers and dealers to execute portfolio transactions for the Fund. The Investment Manager and its affiliates do not currently participate in soft dollar arrangements. Brokers may include Authorized Participants and/or market makers for the Fund.

The Investment Manager may aggregate trade orders for the Fund and/or its other clients in a particular security, unless it believes that doing so would conflict or otherwise be inconsistent with its duty to seek best execution for its clients and/or the terms of the respective investment advisory contracts and other agreements and understandings relating to the clients for which trades are being aggregated. Aggregation of trade orders may result in an overall benefit to the Fund because it may achieve efficiencies in execution and reduce trading costs. When aggregating trades, the Investment Manager will continue to seek: to achieve best execution; to treat all participating clients fairly; and to ensure participating clients pay the same price, net of transaction costs. The Investment Manager will allocate orders objectively and in a fair and equitable manner in relation to the objectives, investment strategies, account constraints and restrictions, and relative exposure to asset classes of the Fund and other client accounts involved. Generally, the Investment Manager will allocate these orders pro rata among participating clients. In some cases, the Investment Manager may use various other methods of allocation that are considered to be consistent with the Investment Manager’s established policies and procedures. Allocations for IPOs are typically handled in the same manner as any other aggregated trade, however, the Investment Manager will attempt to allocate IPOs among appropriate client accounts on a pro rata basis, subject to certain adjustments.

As of the date of this SAI, the Fund did not pay any brokerage commissions because the Fund is new. During the Predecessor Fund’s three most recently completed fiscal years, the Predecessor Fund did not pay any brokerage commissions to any broker that is an affiliated person of the Predecessor Fund or an affiliated person of that person, or an affiliated person of which is an affiliated person of the Predecessor Fund, its principal underwriter, or the Investment Manager. For the fiscal year ended September 30, 2025, neither the Predecessor Fund nor its Investment Manager, through an agreement or understanding with a broker, or otherwise through an internal allocation procedure, directed the Predecessor Fund’s brokerage transactions to a broker because of research services provided.

The Fund contemplates that, consistent with the policy of obtaining the best execution, brokerage transactions may be conducted through affiliates of the Investment Manager and Distributor. The Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to any affiliated broker are reasonable and fair.

Guggenheim Investments has created a Best Execution Committee (the “Committee”) in connection with the broker-dealer selection process and oversight of the best execution policies. The Committee examines the performance of broker-dealers and, for equity trades, makes recommendations regarding the addition of potential broker-dealers. In addition, the Committee works to mitigate potential conflicts of interest that could exist.

Creation or redemption transactions, to the extent consisting of cash, may require the Fund to contemporaneously transact with broker-dealers for purchases of Deposit Securities (as defined under Fund Deposit) or sales of Fund Securities (as defined under Redemption of Creation Units), including any foreign exchange, as applicable. Such transactions with a particular broker-dealer may be conditioned upon the broker-dealer’s agreement to transact at guaranteed price levels in order to reduce transaction costs the Fund would otherwise incur as a consequence of settling creation or redemption baskets in cash rather than in-kind.

Securities of Regular Broker-Dealers

In certain cases, the Fund, as part of its principal investment strategies, or otherwise as a permissible investment, will invest in the securities of the regular broker-dealers that the Investment Manager uses to effect brokerage transactions for the Fund. As of the date of this SAI, the Fund did not own any securities of its regular broker-dealer (or parents) because the Fund is new.

As of the end of the Predecessor Fund’s most recently completed fiscal year, the Predecessor Fund owned securities of its “regular brokers or dealers” or their parents, as defined in Rule 10b-1 under the 1940 Act, in the aggregate amounts shown below:

Fund	Issuer/Regular Broker-Dealer	Aggregate Amount of Securities Owned

Guggenheim Strategy Fund II	Barclays plc	$1,733,062

	Citigroup Global Markets	$3,410,976

	JPMorgan Chase & Co.	$4,925,123

How Net Asset Value Is Determined

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Determination of Net Asset Value.” Neither the Prospectus nor the following information is intended to reflect an exhaustive list of the methodologies the Fund may use to value its investments. The methodologies summarized in the Prospectus and below may not represent the specific means by which the Fund’s investments are valued on any particular business day.

The Fund calculates NAV by taking the current value of its total assets, subtracting any liabilities, and dividing that amount by the total number of shares owned by shareholders.

The Board has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to Rule 2a-5 under the 1940 Act, the Board designated the Investment Manager as the valuation designee to perform fair valuation determinations for the Fund with respect to all Fund investments and/or other assets. As the Fund’s valuation designee pursuant to Rule 2a-5, the Investment Manager has adopted separate procedures (“Valuation Designee Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4 under the 1940 Act. The Investment Manager, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining fair value of the Fund’s securities and/or other assets. The Valuation Procedures and Valuation Designee Procedures permit the Fund to use a variety of valuation methodologies in connection with valuing the Fund’s investments. The methodology used for a specific type of investment may vary based on available market data or other relevant considerations. As a general matter, valuing securities and assets accurately is difficult and can be based on inputs and assumptions, which may not always be accurate.

In general, portfolio securities and assets of the Fund will be valued on the basis of readily available market quotations at their current market value. With respect to portfolio securities and assets of the Fund for which market quotations are not readily available, or deemed unreliable by the Investment Manager, the Fund will fair value those securities and assets in good faith in accordance with the Valuation Procedures and Valuation Designee Procedures. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value.” Fair value represents a good faith approximation of the value of a security. Fair value determinations may be based on limited inputs and involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances, and the exercise of judgment. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures and Valuation Designee Procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Valuation Procedures and Valuation Designee Procedures are designed to value a portfolio security or asset at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund could reasonably expect to receive upon the sale of the portfolio security or asset.

U.S. Government securities are valued by independent third-party pricing services, using the last traded fill price, or at the reported bid price at the close of business on the valuation date.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that are obtained from independent third-party pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Investment Manager concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent third-party pricing service.

CLOs, CDOs, MBS, ABS, and other structured finance securities are generally valued using an independent third-party pricing service.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Equity securities listed or traded on a recognized U.S. securities exchange or the Nasdaq Stock Market (“NASDAQ”) will generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. ETFs and listed closed-end investment companies are generally valued at the last quoted sale price.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded.

Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using a price provided by a pricing service.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Futures contracts are valued at the official settlement price on the primary exchange on which they trade. Futures contracts that trade past 4:00 PM are valued at the trade price as of 4:00 pm, or at the last sale price immediately prior to 4:00 PM ET, if a 4:00 PM sale price is not available.

Interest rate swap agreements entered into by the Fund are valued on the basis of the last sale price on the primary exchange on which the swap is traded. Other swap agreements entered into by the Fund are generally valued using an evaluated price provided by an independent third-party pricing service.

Typically, loans are valued using information provided by independent third-party pricing services that uses broker quotes, among other inputs. If the independent third-party pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Investment Manager. To the extent the Fund invests in loans or asset-backed securities as part of its investment strategies, it may have a significant amount of these instruments that are fair valued by the Investment Manager.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. E.T. Investments in foreign securities may involve risks not present in domestic investments.

The Fund may also fair value securities and assets when a significant event is deemed to have occurred after the time of a market quotation including for securities and assets traded on foreign markets and securities and assets for which market quotations are provided by independent third-party pricing services as of a time that is prior to the time when the Fund determines its NAV. There can be no assurance in each case that significant events will be identified.

Valuations of the Fund’s securities and other assets are supplied primarily by independent third-party pricing services appointed pursuant to the processes set forth in the Valuation Designee Procedures. Valuations provided by the independent third-party pricing services are generally based on methods designed to approximate the amount that the Fund could reasonably expect to receive upon the sale of the portfolio security or asset. When providing valuations to the Fund, independent third-party pricing services use various inputs, methods, models and assumptions, which may include information provided by broker-dealers and other market makers. Independent third-party pricing services face the same challenges as the Fund in valuing securities and assets and may rely on limited available information. If the independent third-party pricing service cannot or does not provide a valuation for a particular investment, or such valuation is deemed unreliable, such investment is fair valued by the Investment Manager. The Fund may also use third-party service providers to model certain securities, using models to determine fair market value. While the Fund’s use of fair valuation is intended to result in calculation of NAV that fairly reflects values of the Fund’s portfolio securities as of the time of pricing, the Fund cannot guarantee that any fair valuation will, in fact, approximate the amount the Fund would actually realize upon the sale of the securities in question.

Quotes from broker-dealers (i.e., prices provided by a broker-dealer or other market participant, which may or may not be committed to trade at that price), adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s securities and other assets. Quotes from broker-dealers and vendor prices based on broker quotes can vary in terms of depth (e.g., provided by a single broker-dealer) and frequency (e.g., provided on a daily, weekly, or monthly basis, or any other regular or irregular interval). Although quotes from broker-dealers and vendor prices based on broker quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support such quotes. Significant changes in a quote from a broker-dealer would generally result in significant changes in the fair value of the security.

Proportions of the Fund’s investments that are fair valued vary from time to time and the Fund may fair value a significant amount of its portfolio securities and assets. The Fund’s report on Form N-CSR contain more information about the Fund’s holdings that are fair valued. Investors should consult the Fund’s report on Form N-CSR for additional information. For underlying funds in which the Fund may invest, additional information about the circumstances when those underlying funds may use fair value pricing may be found in each underlying fund’s respective prospectus.

Distribution and Shareholder Servicing Plan—Rule 12b-1 under the 1940 Act, as amended (the “Rule”), provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Board of Trustees has adopted a Rule 12b-1 Distribution and Servicing Plan (“Rule 12b-1 Plan”) on behalf of the Fund pursuant to which the Fund may pay certain expenses incurred in the distribution of its shares and the servicing and maintenance of existing shareholder accounts. The Distributor and the Investment Manager may have a direct or indirect financial interest in the Rule 12b-1 Plan or any related agreement. Pursuant to the Rule 12b-1 Plan, the Fund may pay a fee of up to 0.25% of the Fund’s average daily net assets. No Rule 12b-1 fee is currently being charged to the Fund.

The Rule 12b-1 fee may only be imposed or increased when the Board of Trustees determines that it is in the best interests of shareholders to do so. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time they will increase the cost of an investment in the Fund. The Rule 12b-1 fee may cost an investor more than other types of sales charges.

Book-Entry Only System

The following information supplements and should be read in conjunction with the Fund’s Prospectus. The Depository Trust Company (“DTC”) acts as Securities Depository for the shares of the Trust. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is a subsidiary of the Depository Trust and Clearing Corporation (“DTCC”), which is owned by its member firms, including international broker/dealers, correspondent and clearing banks, mutual fund companies and investment banks. Access to the DTC system is also available to others such as banks, brokers, dealers and Trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares.

Beneficial Owners of shares are not entitled to have shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all shares for all purposes.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the share holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares of the Fund, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange on which shares are listed.

Creation and Redemption of Creation Units

The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form as described in the Authorized Participant Agreement (as defined below), on any Business Day (as defined below). The size of a Creation Unit may be modified by the Investment Manager with prior notification to the Fund’s Authorized Participants. The Fund’s current Creation Unit size may be found on the ETF portion of the Guggenheim Investments website.

A “Business Day” with respect to the Fund is each day the Exchange is open, which excludes weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Orders from Authorized Participants to create or redeem Creation Units will only be accepted on a Business Day.

Fund Deposit

The consideration for purchase of Creation Units of the Fund may consist of a designated portfolio of securities, assets or other positions (including any portion of such securities, assets or other positions for which cash may be substituted) and/or cash. If creations are not conducted in cash, the consideration for purchase of Creation Units of the Fund generally consists of “Deposit Securities” and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which will be applicable (subject to possible amendment or correction) to creation requests received in proper form. The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund.

The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing the Creation Unit.

The Investment Manager makes available through the NSCC on each Business Day prior to the opening of business on the Exchange, the list of names and the required number or par value of each Deposit Security, if any, and the amount of the Cash Component to be included in the current Fund Deposit (based on information as of the end of the previous Business Day for the Fund). Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of the Fund until such time as the next-announced Fund Deposit is made available.

The identity and number or par value of the Deposit Securities change pursuant to changes in the composition of the Fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by the Investment Manager with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the Fund’s portfolio.

The Fund reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through Depository Trust Company (“DTC”) or the Clearing Process (as discussed below). The Fund also reserves the right to permit or require a “cash in lieu” amount in certain other circumstances, including circumstances in which (i) the delivery of the Deposit Security by the Authorized Participant (as described below) would be restricted under applicable securities or other local laws or (ii) the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under applicable securities or other local laws, or (iii) in certain other situations. In the case of transactions involving “cash in lieu” amounts, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. If a purchase or redemption consists solely or partially of cash and the Fund places a brokerage transaction for portfolio securities with a third party broker, an Authorized Participant or its affiliated broker-dealer, the broker or the Authorized Participant (or an affiliated broker-dealer of the Authorized Participant) may be required, in its capacity as broker-dealer with respect to that transaction, to cover certain brokerage, tax, foreign exchange, execution, and market impact costs through a brokerage execution guarantee.

Procedures for Creating Creation Units

To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”) or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Authorized Participant Agreement”) (discussed below). A Participating Party or DTC Participant who has executed an Authorized Participant Agreement is referred to as an “Authorized Participant.” All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

Role of the Authorized Participant

Creation Units may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor. Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. An Authorized Participant, acting on behalf of an investor, may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through a non-Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants.

Placement of Creation Orders

Fund Deposits must be delivered through the Federal Reserve System (for cash and U.S. government securities), through DTC (for corporate and municipal securities) or through a central depository account, such as with Euroclear or DTC, maintained by the Custodian or a subcustodian (a “Central Depository Account”). Any portion of a Fund Deposit that may not be delivered through the Federal Reserve System or DTC must be delivered through a Central Depository Account. The Fund Deposit transfers made through DTC must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund, generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through the Federal Reserve System must be deposited by the participant institution in a timely fashion so as to ensure the delivery of the requisite number or amount of Deposit Securities or cash through the Federal Reserve System to the account of the Fund generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through a Central Depository Account must be completed pursuant to the requirements established by the Custodian or subcustodian for such Central Depository Account generally before 2:00 p.m., Eastern time on the Settlement Date. The “Settlement Date” for all funds is generally the first Business Day after the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian generally before 3:00 p.m., Eastern time on the Settlement Date. If the Cash Component and the Deposit Securities are not received by 3:00 p.m., Eastern time on the Settlement Date, the creation order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the first Business Day following the day on which the purchase order is deemed received by the Distributor, provided that the relevant Fund Deposit has been received by the Fund prior to such time.

Purchase Orders

To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor or its agent an irrevocable order to purchase shares of the Fund, in proper form, by the Cutoff Time (as defined below). The Distributor or its agent will notify the Investment Manager and the Custodian of such order. The Custodian will then provide such information to any appropriate subcustodian. Procedures and requirements governing the delivery of the Fund Deposit are set forth in the Authorized Participant Agreement and may change from time to time. Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor or its agent by the Cutoff Time (as defined below) on such Business Day.

The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds estimated by the Fund to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Cutoff Time of the Fund. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.

The Authorized Participant is responsible for any and all expenses and costs incurred by the Fund, including any applicable cash amounts, in connection with any purchase order.

Timing of Submission of Purchase Orders

An Authorized Participant must submit an irrevocable order to purchase shares of the Fund generally before 1:00 p.m. (for negotiated custom baskets) or 3:00 p.m. (for standard orders), Eastern time on any Business Day in order to receive that day’s NAV. Notwithstanding the foregoing, the Fund may, but is not required to permit orders until 4:00 p.m., Eastern time, or until the market closes (in the event the Exchange closes early). On days when the Exchange or bond market closes earlier than normal (or on days where the bond market is closed but the Exchange is open), the Fund may require orders to create or redeem Creation Units to be placed earlier in the day. Creation Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor or its agent pursuant to procedures set forth in the Authorized Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or its agent or an Authorized Participant. Orders to create shares of the Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the equity markets in the relevant foreign market are closed may be charged the maximum additional charge for Creation Unit transactions as set forth in this SAI to account for transaction costs incurred by the Fund. The Fund’s deadline specified above for the submission of purchase orders is referred to as the Fund’s “Cutoff Time.” The Distributor or its agent, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Exchange is not open for business) via communication through the facilities of the Distributor’s or its Transfer Agent’s proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance. However, to account for transaction costs otherwise incurred by the Fund, an Authorized Participant that submits an order to the Distributor after the Cutoff Time stated above, may be charged the maximum additional charge for Creation Unit transactions as set forth in this SAI.

Acceptance of Orders for Creation Units

Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to the Fund are in place for payment of the Cash Component and any other cash amounts which may be due, the Fund will accept the order, subject to the Fund’s right (and the right of the Distributor and the Investment Manager) to reject any order until acceptance, as set forth below.

Once the Fund has accepted an order, upon the next determination of the net asset value of the shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such net asset value. The Distributor or its agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

The Fund reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor or its agent if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Fund or the Investment Manager, have an adverse effect on the Fund or the rights of beneficial owners; or (vii) circumstances outside the control of the Fund, the Distributor or its agent and the Investment Manager make it impracticable to process purchase orders. The Distributor or its agent shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Fund, Transfer Agent, subcustodian, and Distributor or their agents are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.

Issuance of a Creation Unit

Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor or its agent and the Investment Manager shall be notified of such delivery and the Fund will issue and cause the delivery of the Creation Unit. Creation Units for the Fund typically are issued on a “T+1 basis” (i.e., one Business Day after trade date). However, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+1, including a shorter settlement period, if necessary or appropriate under the circumstances and compliant with applicable law. For example, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+1, in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets, as applicable, of dividend record dates and ex-dividend dates (i.e., the last day the holder of a security can sell the security and still receive dividends payable on the security) and in certain other circumstances.

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, the Fund will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value at least equal to 105%, which percentage the Investment Manager may change at any time, in its sole discretion, of the value of the missing Deposit Securities in accordance with the Fund’s then-effective procedures. The only collateral that is acceptable to the Fund is cash in U.S. dollars. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time on the contractual settlement date. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning each the Fund’s current procedures for collateralization of missing Deposit Securities is available from the Distributor or its agent. The Authorized Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the cash collateral.

In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund and the Fund’s determination shall be final and binding.

Redemption of Creation Units

Shares of the Fund may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Transfer Agent or its agent and only on a Business Day. The Fund will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by an Authorized Participant. Beneficial owners also may sell shares in the secondary market.

In-Kind Redemption Method

The Investment Manager will make available through the NSCC, prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the designated portfolio of securities, assets or other positions (including any portion of such securities, assets or other positions for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”), and an amount of cash (the “Cash Amount,” as described below). Such Fund Securities and the corresponding Cash Amount (each subject to possible amendment or correction) are applicable in order to effect redemptions of Creation Units of the Fund until such time as the next announced composition of the Fund Securities and Cash Amount is made available. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Procedures and requirements governing redemption transactions are set forth in the Authorized Participant Agreement and may change from time to time.

With an in-kind redemption, the proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below).

The Fund may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security, and reserves the right to redeem entirely in cash. The Fund also reserves the right to permit or require a “cash in lieu” amount in certain other circumstances, including circumstances in which: (i) the delivery of a Fund Security to the Authorized Participant would be restricted under applicable securities or other local laws; or (ii) the delivery of a Fund Security to the Authorized Participant would result in the disposition of the Fund Security by the Authorized Participant becoming restricted under applicable securities or other local laws, or (iii) in certain other situations. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as the Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

Cash Redemption Method

When partial or full cash redemptions of Creation Units are authorized by the Fund, a redemption will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.

Costs Associated with Creation and Redemption Transactions

Each type of Creation Unit standard transaction fee (“Standard Fee”) is imposed to offset the transfer and other transaction costs incurred by the Fund associated with the issuance or redemption of Creation Units. The Standard Fee will be charged to the Authorized Participant on the day such Authorized Participant creates or redeems a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction. For creations, Authorized Participants will also bear the costs of transferring the Deposit Securities to the Fund. The Investment Manager may adjust the Standard Fee from time to time to account for changes in transaction fees associated with in-kind transactions.

In addition to the Standard Fees discussed above, the Fund charge an additional variable fee (“Variable Fee”) for creations and redemptions in whole or partial cash to offset brokerage and impact expenses associated with the cash portion of the transaction. The amount of the Variable Fee payable to the Fund by the Authorized Participant is determined by the Investment Manager based on analysis of historical transaction cost data and the Investment Manager’s view of current market conditions, among other factors. The actual Variable Fee charged for a given transaction may be lower or higher than the trading expenses incurred by the Fund with respect to that transaction. The total transaction fees charged (i.e. the Standard Fee plus the Variable Fee) will not exceed the maximum amounts reflected in the table below. From time to time, the Investment Manager, in its sole discretion, may adjust the Fund’s transaction fees or reimburse an Authorized Participant for all or a portion of the transaction fees.

The following table shows as of the date of this SAI (i) the Standard Fee, and (ii) the maximum total transaction fee charges for creations and redemptions (as described above):

Name of Fund	In-Kind Creation Unit Standard Fee*	Cash Creation Unit Standard Fee*	Maximum Total Transaction Fee**
Ultra Short Income ETF	$300	$300	3% (Create) 2% (Redeem)

* Flat fee charged per transaction for one or more Creation Units.

** As a percentage of the net asset value per Creation Unit, inclusive of the Standard Fee.

Placement of Redemption Orders

Redemption requests for Creation Units of the Fund must be submitted to the Transfer Agent by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of the Fund generally before 1:00 p.m. (for negotiated custom baskets) or 3:00 p.m. (for standard orders), Eastern time on any Business Day, in order to receive that day’s NAV. Notwithstanding the foregoing, the Fund may, but is not required to permit orders until 4:00 p.m., Eastern time, or until the market closes (in the event the Exchange closes early). On days when the Exchange or bond market closes earlier than normal (or on days where the bond market is closed, but the Exchange is open), the Fund may require orders to create or redeem Creation Units to be placed earlier in the day. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant.

The Authorized Participant must transmit the request for redemption in the form required by the Fund to the Transfer Agent or its agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any time, only a limited number of broker-dealers will have an Authorized Participant Agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Transfer Agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Exchange closing time on the applicable Business Day, (ii) a request in form satisfactory to the Fund is received by the Transfer Agent or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities by 10:00 a.m., Eastern time on the Business Day next following the day that the redemption request is received, the redemption request may be rejected. Investors should be aware that the deadline for such transfers of shares through the DTC system may be significantly earlier than the close of business on the Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the shares.

Upon receiving a redemption request, the Transfer Agent or its agent shall notify the Fund of such redemption request. The tender of an investor’s shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.

A redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.

Deliveries of redemption proceeds by the Fund generally will be made within one Business Day (i.e., “T+1”). Further, consistent with applicable law, the Fund reserves the right to settle redemption transactions and deliver redemption proceeds on another basis to accommodate foreign market holiday schedules, including to account for different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold) and in certain other circumstances.

If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, the Fund may in its discretion exercise the option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the net asset value of its shares based on the NAV of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charges specified above, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Securities under such laws.

In the event that cash redemptions are utilized by the Fund, proceeds will be paid to the Authorized Participant redeeming shares as soon as practicable after the date of redemption (generally within seven calendar days thereafter, except as described in “Regular Holidays” below).

To the extent contemplated by an Authorized Participant’s agreement with the Distributor or its agent, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund, at or prior to 10:00 a.m., Eastern time on the Exchange business day after the date of submission of such redemption request, the Transfer Agent or its agent will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds, having a value at least equal to 105%, which percentage the Investment Manager may change at any time, in its sole discretion, of the value of the missing shares. Such cash collateral must be delivered no later than 10:00 a.m., Eastern time on the day after the date of submission of such redemption request and shall be held by the Custodian and marked-to-market daily. The fees of the Custodian and any subcustodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Authorized Participant Agreement permits the Fund to acquire shares of the Fund at any time and subjects the Authorized Participant to liability for any shortfall between the aggregate of the cost to the Fund of purchasing such shares, plus the value of the Cash Amount, and the value of the cash collateral.

Because the portfolio securities of the Fund may trade on exchange(s) on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or purchase or sell shares of the Fund on the Exchange on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its net asset value is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.

Custom Baskets

The securities and other assets that are required for the issuance of a Creation Unit or are provided upon redemption of a Creation Unit (a “basket”) may differ and the Fund may permit or require the submission of a portfolio of securities or cash that differs from the composition of the published portfolio(s) (a “Custom Basket”). The Fund may utilize custom creation or redemption baskets consistent with Rule 6c-11 under the 1940 Act. A Custom Basket may include any of the following: (i) a basket that is composed of a nonrepresentative selection of the Fund’s portfolio holdings; or (ii) a representative basket that is different from the initial basket used in transactions on the same Business Day. The Fund has adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for certain types of custom baskets intended to be protective to the Fund and its shareholders. Such policies and procedures, among other items, establish (i) parameters for the construction and acceptance of custom baskets, and (ii) processes for revisions to or deviations from such parameters.

Taxation on Creations and Redemptions of Creation Units

An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased (plus any cash received by the Authorized Participant as part of the issue) over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor (plus any cash paid by the Authorized Participant as part of the issue). An Authorized Participant who exchanges Creation Units for Deposit Securities generally will recognize a gain or loss equal to the difference between the Authorized Participant’s basis in the Creation Units (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the Deposit Securities (plus any cash received by the Authorized Participant as part of the redemption). However, the Internal Revenue Service (the “IRS”) may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisors.

Current U.S. federal tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.

Regular Holidays

For every occurrence of one or more intervening holidays in the applicable foreign market or U.S. bond market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market or U.S. bond market due to emergencies may also prevent the Fund from delivering securities within the normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market or U.S. bond market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. Under normal circumstances, the Fund expects to pay out redemption proceeds within one Business Day after the redemption request is received, in accordance with the process set forth in the Fund’s SAI and in the agreement between the Authorized Participant and the Fund’s Distributor. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay the Authorized Participant, all as permitted by the 1940 Act. With respect to the Fund’s foreign investments, in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an Authorized Participant in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the Authorized Participant.

Dividends and Taxes

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This summary assumes that investors hold shares of the Fund as capital assets (within the meaning of the Internal Revenue Code). This summary does not apply to investors that are not “United States persons” (as such term is defined under Section 7701(a)(30) of the Internal Revenue Code) or investors subject to special tax treatment (such as a partnership, financial institution, real estate investment trust, regulated investment company, insurance company, tax-advantaged, tax-qualified and retirement plans (or any other tax-exempt entity), or dealer in securities), except as otherwise specifically indicated below. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Fund.

It is a policy of the Fund to make distributions of substantially all of its net investment income and any realized net capital gains at least annually. Any net capital gains realized during each fiscal year, as defined by the Internal Revenue Code, are normally declared and payable to shareholders in December but, if necessary, may be distributed at other times as well.

Fund Taxation

The Fund intends to qualify as a regulated investment company as such term is defined under Subchapter M of the Internal Revenue Code (each, a “regulated investment company”). If the Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to federal income tax on its taxable income at the applicable corporate income tax rate. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends-received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for “qualified dividend income.” In addition, the Fund could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as a regulated investment company that is accorded special federal income tax treatment.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over actual distributions in any calendar year. Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

Certain transactions involving short sales, futures, options, swap agreements, hedged investments, and other similar transactions, if any, may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character, amount, and timing of distributions to shareholders. The Fund will monitor its transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible.

In certain circumstances, such as if the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, in order to qualify as a regulated investment company under the Internal Revenue Code and to avoid federal income tax and the 4% federal excise tax, the Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt income, including such accrued income. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it generally will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues.

The Fund’s investments in lower-rated or unrated debt securities may present issues for that Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

The Fund may purchase securities of certain foreign corporations considered to be passive foreign investment companies under the Internal Revenue Code. In order to avoid taxes and interest that must be paid by the Fund, the Fund may make various elections permitted by the Internal Revenue Code. However, these elections could require that the Fund recognize taxable income, which in turn must be distributed even though the Fund may not have received any income upon such an event.

Some foreign securities purchased by the Fund may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year and the Fund qualifies under Section 853 of the Internal Revenue Code, the Fund may elect to pass through such taxes to shareholders. If the Fund makes such an election, foreign taxes paid by the Fund will be reported to shareholders as income and shareholders may claim either a foreign tax credit or deduction for such taxes, subject to certain limitations. If such election is not made by the Fund, any foreign taxes paid or accrued will represent an expense to the Fund, which will reduce its investment company taxable income.

Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to under the Internal Revenue Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

The Fund may utilize foreign currency contracts in an effort to limit foreign currency risk. The value of foreign currency contracts can vary widely from month-to-month, which may result in gains one month and losses the next month. If the Fund distributes such gains during a monthly distribution (if applicable) and subsequently realizes foreign currency losses due to exchange rate fluctuations, such distribution could constitute a return of capital to shareholders for federal income tax purposes.

If the Fund elects to invest in REIT equity securities, such investments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities at a time when fundamental investment considerations would not favor such sales. The Fund’s investments in REIT equity securities may result in the receipt of cash in excess of the REIT’s earnings. If the Fund distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.

Some REITs are permitted to hold “residual interests” in REMICs. Pursuant to an IRS notice, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Internal Revenue Code as an “excess inclusion”) may be subject to federal income tax in all events. Excess inclusion income will normally be allocated to shareholders in proportion to the dividends received by such shareholders with the same consequences as if the shareholders held the related REMIC residual interest directly. There may be instances in which the Fund may be unaware of a REIT’s excess inclusion income. In general, excess inclusion income allocated to shareholders: (a) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); (b) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income; and (c) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. Tax-exempt investors sensitive to UBTI are strongly encouraged to consult their tax advisers prior to investment in the Fund. In addition, if at any time during any taxable year a “disqualified organization” (as defined by the Internal Revenue Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the applicable corporate tax rate. This may impact the Fund’s performance.

Ordinary REIT dividends are treated as “qualified business income” that is eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. Regulations enable the Fund to pass through the special character of “qualified REIT dividends” to its shareholders. The amount of a regulated investment company’s dividends eligible for the 20% deduction for a taxable year is limited to the excess of the regulated investment company’s qualified REIT dividends for the taxable year over allocable expenses. To be eligible to treat distributions from the Fund as qualified REIT dividends, a shareholder must hold shares of the Fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If the Fund does not elect to pass the special character of this income through to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder’s share of the Fund’s qualified REIT dividend income.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, the Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with the Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, treasury regulations, and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character, and amount of the Fund’s income and gains and distributions to shareholders, affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes, or limit the extent to which the Fund may invest in certain derivatives and other investments in the future.

Generally, the character of the income or capital gains that the Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the IRS could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund or disqualification of the Fund as a regulated investment company.

Shareholder Taxation

Shareholders will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions from the Fund’s net investment income (which includes dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable to shareholders as ordinary income, unless such distributions are attributable to “qualified dividend income” eligible in the case of noncorporate investors for the reduced federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied. Dividends received from REITs, and certain foreign corporations generally will not constitute qualified dividend income.

In addition, if the Fund participates in a securities lending transaction and receives a payment in lieu of dividends with respect to securities on loan (a “substitute payment”), such income generally will not constitute qualified dividend income.

Distributions of the Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, regardless of how long shares of the Fund were held. Long-term capital gains are taxable to noncorporate investors at a maximum federal income tax rate of 20%. In addition, certain non-corporate investors may be subject to an additional 3.8% Medicare tax discussed below. Dividends paid by the Fund may also qualify in part for the dividends-received deduction available to corporate shareholders, provided that certain holding period and other requirements under the Internal Revenue Code are satisfied. Generally, however, dividends received from REITs and on stocks of foreign issuers are not eligible for the dividends-received deduction when distributed to the Fund’s corporate shareholders. In addition, a substitute payment received with respect to a securities lending transaction will not be eligible for the dividends-received deduction when distributed to the Fund’s corporate shareholders. Distributions from the Fund may also be subject to foreign, state, and local income taxes. Please consult a tax adviser regarding the tax consequences of Fund distributions and to determine whether you will need to file a tax return.

If the Fund makes a distribution in excess of its current and accumulated earnings and profits, the excess will be treated as a return of capital to the extent of a shareholder’s basis in his, her, or its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his, her, or its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares. If the Fund produces income primarily derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid by the Fund is anticipated to be qualified dividend income.

Distributions declared by the Fund during October, November, or December to shareholders of record during such month and paid by January 31 of the following year will be taxable in the year they are declared, rather than the year in which they are received. The Fund will notify its shareholders each year of the amount and type of dividends and distributions it paid.

Gain or loss realized upon a redemption or other disposition (such as an exchange) of shares of the Fund by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Any loss on the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions paid to the shareholder with respect to such shares. Any loss a shareholder realizes on a sale or exchange of shares of the Fund will be disallowed if the shareholder acquires other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) or substantially identical stock or securities within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale or exchange of the shares. In such case, the shareholder’s tax basis in the shares acquired will be adjusted to reflect the disallowed loss. Capital losses may be subject to limitations on their use by a shareholder.

When a shareholder opens an account, IRS regulations require that the shareholder provide a taxpayer identification number (“TIN”), certify that it is correct, and certify that he, she, or it is not subject to backup withholding. If a shareholder fails to provide a TIN or the proper tax certifications, the Fund is required to withhold 24% of all distributions (including dividends and capital gain distributions) and redemption proceeds paid to the shareholder. The Fund is also required to begin backup withholding on an account if the IRS instructs it to do so. Amounts withheld may be applied to the shareholder’s federal income tax liability and the shareholder may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Non-U.S. Investors

Non-U.S. investors (shareholders that are not “United States persons,” as such term is defined under Section 7701(a)(30) of the Internal Revenue Code, or partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund and about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by the Fund from net long-term capital gains, interest related dividends and short-term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains may be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a United States person (as such term is defined under Section 7701(a)(30) of the Internal Revenue Code).

Under Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS which can be relied on currently, such withholding is not required unless final regulations provide otherwise. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Organization

The Trust’s Declaration of Trust provides for the issuance of shares of beneficial interest in one or more series.

The Trust’s Declaration of Trust provides for indemnification of Trustees and officers of the Trust except with respect to any matter as to which the indemnitee shall not have acted in good faith in the reasonable belief that their action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which the indemnitee shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified thereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his or her position. In addition, the Trust’s Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or the shareholder’s heirs, executors, administrators, legal representatives or general or corporate successors) shall be held harmless from and indemnified against all loss and expense arising from such liability but only out of the assets held with respect to the particular series of which such person is or was a shareholder and from or in relation to which such liability arose. The Trust, acting on behalf of any affected series, may, at its option, assume the defense of any such claim made against such shareholder.

The Trust’s Declaration of Trust sets forth certain requirements, among others, for shareholders to bring a derivative action to enforce the right of the Trust or an affected Series, as applicable. For example, the Declaration of Trust requires that (1) shareholders submit a written demand to the Board of Trustees requesting that they cause the Trust or affected Series, as applicable, to file the action itself, (2) shareholders be joined by at least 10 percent of the shareholders of the Trust or the affected Series, as applicable, and (3) the Board of Trustees be given 60 calendar days to consider the written demand.

The Trust has authorized the issuance of an unlimited number of shares of beneficial interest and currently issues its shares in 11 series. The shares of each series of the Trust represent a pro rata beneficial interest in that series’ net assets and in the earnings and profits or losses derived from the investment of such assets. When issued and paid for, the shares of the Fund will be fully paid and non-assessable.

On certain matters, such as the election of Trustees, all shares of the series of the Trust vote together. On other matters affecting a particular series, such as the investment advisory contract or the fundamental policies, only shares of that series are entitled to vote. With respect to all proposals, except a proposal to elect Trustees, a majority vote of the applicable shares at a meeting at which a quorum is present is required for approval of the proposal, except as otherwise required by law. With respect to a proposal to elect Trustees, a plurality vote of the applicable shares at a meeting at which a quorum is present is required for approval of the proposal, except as otherwise required by law.

The Trust does not generally hold annual meetings of shareholders and will do so only when required by law. Shareholders may remove Trustees from office by vote cast at a meeting of shareholders. The Fund reserves the right to merge or reorganize with another fund or liquidate, in each case subject to applicable approvals by shareholders and the Fund’s Board as required by law and the Fund’s governing documents. The Trust’s Declaration of Trust contains provisions relating to forum selection. The designation of exclusive forum may make it more expensive for a shareholder to bring a suit and may limit a shareholder’s ability to litigate a claim in a jurisdiction or forum that may be more convenient and that a shareholder believes is favorable to the shareholder for the claim.

Securities Lending

Because the Fund has not yet commenced operations as of the date of this SAI, the Fund has not engaged in any securities lending activities as of the date of this SAI.

It is currently anticipated that, effective on or about April 30, 2026, the Predecessor Fund will be reorganized into the Fund, subject to the approval of shareholders of the Predecessor Fund. Accordingly, the information shown below is for the Predecessor Fund.

During the most recent fiscal year, the Predecessor Fund did not engage in any securities lending activities and therefore did not earn any income or incur any expenses related to securities lending.

Independent Registered Public Accounting Firm

The Trust’s independent registered public accounting firm, Ernst & Young LLP, 1775 Tysons Boulevard, Tysons, Virginia 22102, audits and reports on the Fund’s annual financial statements, reviews certain regulatory reports, prepares the Fund’s federal income tax returns, and performs other attestation, auditing, tax and advisory services when engaged to do so by the Trust.

Legal Counsel

Stradley Ronon Stevens & Young, LLP, 2005 Market Street, Suite 2600, Philadelphia, PA 19103, serves as legal counsel to the ETF series of the Trust.

Financial Statements

Because the Fund has not yet commenced operations as of the date of this SAI, the financial statements are not yet available for the Fund.

It is currently anticipated that, effective on or about April 30, 2026, the Predecessor Fund will be reorganized into the Fund, subject to the approval of shareholders of the Predecessor Fund. The audited financial statements of the Predecessor Fund for the fiscal year ended September 30, 2025, including notes thereto and the report of the Predecessor Fund’s independent registered public accounting firm, which are contained in the Predecessor Fund’s report on Form N-CSR, are incorporated herein by reference.

Family of Funds, for disclosure purposes in this Statement of Additional Information, include—series of Guggenheim Funds Trust: Guggenheim Securitized Income ETF, Guggenheim Investment Grade CLO ETF, Guggenheim Ultra Short Income ETF, Guggenheim Core Bond Fund, Guggenheim Floating Rate Strategies Fund, Guggenheim High Yield Fund, Guggenheim Limited Duration Fund, Guggenheim Macro Opportunities Fund, Guggenheim Municipal Income Fund, Guggenheim Total Return Bond Fund and Guggenheim Ultra Short Duration Fund; the Rydex Series Funds; and the Rydex Dynamic Funds.

APPENDIX A: DESCRIPTION OF SECURITIES RATINGS

STANDARD & POOR’S CORPORATION —

A brief description of the applicable S&P Global Ratings and its affiliates (together, “S&P”) rating symbols and their meanings (as published by S&P) follows.

Issue Credit Ratings Definition

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices.

Long-Term Issue Credit Ratings*

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation.

•	The nature and provisions of the financial obligation, and the promise S&P imputes; and

•

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA. An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA. An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A. An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB. An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C. Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB. An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B. An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC. An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC. An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C. An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D. An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

*	Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings

A-1. A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2. A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3. A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B. A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C. A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D. A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

SPUR (S&Ps Underlying Rating). A SPUR is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer or obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P maintains surveillance of an issue with a published SPUR.

Municipal Short-Term Note Ratings

An S&P’s U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2. Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3. Speculative capacity to pay principal and interest.

D. ‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Dual Ratings

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Active Qualifiers

S&P uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: ‘L’ qualifier Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

Principal: ‘p’ qualifier This suffix is used for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms, or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Preliminary ratings: ‘prelim’ qualifier Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P’s opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination structures: ‘t’ qualifier This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Counterparty instrument rating: ‘cir’ qualifier This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

MOODY’S INVESTORS SERVICE, INC. —

A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows.

Global Rating Scales

Credit ratings are assigned on Moody’s global long-term and short-term rating scales and are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings. The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Global Long-Term Rating Scale

Aaa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A. Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa. Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba. Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B. Obligations rated B are considered speculative and are subject to high credit risk.

Caa. Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C. Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Global Short-Term Rating Scale

P-1. Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2. Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3. Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP. Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Debt and Demand Obligation Ratings

Moody’s uses the global short-term Prime rating scale for commercial paper issued by US municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity. For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.

MIG Ratings. Moody’s uses the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG Scale

MIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

VMIG Ratings. For variable rate demand obligations (VRDOs), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

For VRDOs, Moody’s typically assign a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years, but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR.”

Industrial development bonds in the US where the obligor is a corporate may carry a VMIG rating that reflects Moody’s view of the relative likelihood of default and loss. In these cases, liquidity assessment is based on the liquidity of the corporate obligor.

VMIG Scale

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

Other Rating Symbols

Provisional Ratings - (P). Moody’s will often assign a provisional rating to an issuer or an instrument when the change to a definitive rating is subject to the fulfilment of contingencies that could affect the rating. Examples of such contingencies are the finalization of transaction documents/terms where a rating is sensitive to changes at closing. When such contingencies are not present, a definitive rating may be assigned based upon documentation that is not yet in final form. Moody’s will also often assign provisional ratings to program ratings, such as shelf registrations and medium term note programs. A provisional rating is denoted by placing a (P) in front of the rating. The (P) notation provides additional information about the rating, but does not indicate a different rating. For example, a provisional rating of (P)Aa1 is the same rating as Aa1.

For provisional ratings assigned to an issuer or instrument, the (P) notation is removed when the applicable contingencies have been fulfilled. A Credit Rating Action to remove the (P) notation indicates that the rating is no longer subject to contingencies, and changes the provisional rating to a definitive rating. Program ratings for shelf registrations and other issuance programs remain provisional, while the subsequent ratings of issuances under these programs are assigned as definitive ratings.

Refundeds - #. Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable US government obligations or non-callable obligations unconditionally guaranteed by the US Government or Resolution Funding Corporation are identified with a # (hash mark) symbol, e.g., #Aaa.

Withdrawn - WR. When Moody’s no longer rates an obligation on which it previously maintained a rating, the symbol WR is employed.

Not Rated - NR. NR is assigned to an unrated issuer, obligation and/or program.

Not Available - NAV. An issue that Moody’s has not yet rated is denoted by the NAV symbol.

Terminated Without Rating - TWR. The symbol TWR applies primarily to issues that mature or are redeemed without having been rated.

FITCH RATINGS, INC. —

A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows.

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

Long-Term Credit Ratings Scales

AAA Highest Credit Quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very High Credit Quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High Credit Quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good Credit Quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B Highly Speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC Substantial Credit Risk. Very low margin for safety. Default is a real possibility.

CC Very High Levels of Credit Risk. Default of some kind appears probable.

C Near Default. A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

•	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

•	the formal announcement by the issuer or their agent of a distressed debt exchange; and

•

a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent

RD Restricted Default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:

•	an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but

•	has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and

•	has not otherwise ceased operating. This would include:

•	the selective payment default on a specific class or currency of debt;

•

the uncured expiry of any applicable original grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

D Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business and debt is still outstanding.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Short-Term Ratings Assigned to Issuers and Obligations

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means a timeframe of up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High Short-Term Default Risk. Default is a real possibility.

RD: Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically, applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

702 King Farm Boulevard, Suite 200

Rockville, Maryland 20850

800.820.0888

www.guggenheiminvestments.com